UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07840

Schroder Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Series Trust P.O. Box 55260 Boston, MA 02205
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2014

Date of reporting period:	April 30, 2014

Item 1.   Reports to Stockholders.

Schroder Mutual Funds

April 30, 2014	Semi-Annual Report

Domestic Equity
Schroder North American Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund

Global & International Equity
Schroder Emerging Market Equity Fund
Schroder Emerging Markets Multi-Cap Equity Fund
Schroder International Alpha Fund
Schroder International Multi-Cap Value Fund
Schroder Global Multi-Cap Equity Fund

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	2

Schedules of Investments

North American Equity Fund	24

U.S. Opportunities Fund	31

U.S. Small and Mid Cap Opportunities Fund	34

Emerging Market Equity Fund	37

Emerging Markets Multi-Cap Equity Fund	41

International Alpha Fund	49

International Multi-Cap Value Fund	51

Global Multi-Cap Equity Fund	68

Statements of Assets and Liabilities	82

Statements of Operations	84

Statements of Changes in Net Assets	86

Financial Highlights	90

Notes to Financial Statements	96

Disclosure of Fund Expenses	112

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

June 6, 2014

Dear Shareholder:

The global economy is expected to strengthen for the remainder of 2014, as the headwinds that held back activity last year are expected to abate somewhat and allow demand to lift. However, regional performance is still patchy, with the upturn being primarily led by the developed economies, such as the U.S. and many European countries, while the emerging economies experience a more modest improvement.  Against this backdrop, inflation is expected to remain relatively subdued given the spare capacity in the world economy, limiting significant upward pressure on commodity prices and wages.

Following the weather-related softness at the start of the year, particularly the harsher winter in the U.S., improved conditions have brought increased optimism as the world economy rebounded in the spring. Further out, the moderation in the fiscal headwinds and the gradual repair of U.S. household balance sheets should sustain the upturn as the year progresses.  In the U.K., the recovery is expected to continue with the revival in the housing market. Growth indicators for the Eurozone and Japan also remain firm, but Japan is expected to experience a more immediate setback due to the recent consumption tax increase.

For emerging markets (EM), the growth outlook faces domestic issues along with ramifications from the Federal Reserve’s decision to begin tapering its quantitative easing program beginning in January 2014. Looking ahead, we expect more stability rather than a significant deterioration, with global recovery providing support against weaker domestic fundamentals. Moreover, policy and political risks remain relevant given recent government elections in countries such as India and Brazil.

U.S. profit margins continue to trade near historical highs, but we believe these can be maintained given the strong pricing power of U.S. corporates and the strength of the U.S. economy. Furthermore, we also see greater likelihood of additional corporate activity, as strong cash flows held by companies are deployed for M&A activity and share repurchases. In Europe, over the last couple of years, there has been a reduction in the political risk premium embedded in European valuations as investors reassessed the risk of a break-up in the Euro area. However, this market still offers room for further gains given that profit margins have more potential to expand and earnings are likely to benefit from the recovery in the U.S. In Japan, “Abenomics” appears to be making headway in stimulating growth and inflation through the weakness in the yen, but we are mindful of the structural reforms required for sustainable growth in the long term. Valuations of EM appear more attractive, but the region continues to score poorly in terms of momentum and earnings revisions. There are also concerns about political instability, which could arise from elections in a number of countries this year, as well as the potential impact of the Federal Reserve continuing to withdraw liquidity. We continue to expect global growth to strengthen, but have shaved our forecasts for 2014 and 2015 by 0.2% to 2.8% and 2.9%, respectively.

As we stated in the Funds’ Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than the investor who has high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of April 30, 2014.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

In the six-month period ended April 30, 2014, the Schroder North American Equity Fund (the “Fund”) rose 7.80% (Investor Shares) and 7.64% (Advisor Shares). For the same six-month period, the S&P 500 Index (the “Index”), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, rose by 8.36%.

Market Background

Global equity markets advanced over the period as the economic recovery gained traction in the developed world. In the U.S., the Federal Reserve (Fed) began tapering its quantitative easing (QE) program in January 2014. This followed stronger macroeconomic data, including a drop in the unemployment rate to 6.7%. Janet Yellen took over from Ben Bernanke as Fed chair. The Fed revamped its forward guidance, dropping the 6.5% unemployment target and saying it would focus instead on a broad range of measures. There was a period of softer data at the start of 2014 - first quarter GDP growth was just 0.1% annualized - though this was largely attributed to severe winter weather.  Congress approved a deal to raise the government’s debt ceiling until March 2015 with no strings attached. This boosted markets amid relief that October 2013’s government shutdown would not be repeated.  Towards the end of the period, the U.S. stock market began to see a rotation away from secular growth stocks and towards value-oriented investments. Geopolitical tensions increased during the period as Russia annexed Ukraine’s Crimea peninsula. The West imposed sanctions on some Russian officials.

By sector, technology was the top performer. Gains were strongest for hardware, software, and semiconductor stocks. However, some software stocks came under pressure towards the end of the period as investors took some profits after strong performance.  The utilities sector was also among the best performers over the period as investors sought the dividend yields on offer.  Energy performed strongly in response to the increased tension between Russia and Ukraine. Healthcare was also among the top gainers, supported by merger and acquisition activity. The telecommunications sector was the main laggard, registering a negative return for the period.

Portfolio Review

The Fund lagged the Index over the period, largely due to weaker stock selection. The healthcare sector was the main detractor from relative returns amid weaker stock-picking within pharmaceuticals.  The Fund had an underweight position in Allergan, which was the subject of a bid approach during the period. Technology also detracted from returns amid weaker stock selection in software and IT services. The Fund’s underweight allocation to utilities proved detrimental as the sector posted strong gains; we still view U.S. utilities as unattractive. Financials was another drag on performance, largely due to real estate.

On the positive side, the consumer staples sector was the main contributor to relative returns as the Fund’s underweight position in the sector proved beneficial. Good stock selection in staple retailers also helped performance, including the underweight position in Whole Foods Market. The industrials sector supported Fund performance, particularly the transport subsector, due to a combination of good stock selection and the Fund’s overweight allocation. The consumer discretionary sector aided relative returns thanks to the Fund’s underweight allocation as the sector underperformed. Good stock selection in autos and media also supported returns.

Outlook

We believe that the Fund remains well diversified in a broad range of opportunities across the market. The weighting to technology is approaching the upper end of the maximum overweight as we have continued to build positions across a range of opportunities, including overlooked but attractively valued ‘mature’ technology stocks, while investors continue to focus on software/social media stocks. In financials, our view is that complex banks have offered the best risk-return trade-off with cleaner balance sheets and reasonable valuations. However, after strong gains, most complex banks now trade at a premium to tangible book. In contrast, we believe that simple banks offer little value as investors have been paying higher valuation multiples for simpler business models whilst Real estate remains unattractive. We remain overweight insurance, both life and property & casualty.

Within defensives, we have a preference for health equipment stocks. We remain underweight the relatively expensive food and drink companies and underweight utilities, which still look unattractive. Within resources, we remain overweight integrated oil & gas stocks, where valuations and dividend yields appear more attractive. The Fund is also now overweight mining stocks while being underweight chemicals and steel. Within industrials, we favor higher quality stocks and defensive stocks.

At the end of April, the U.S. market was valued on more than 17x earnings, about three multiple points higher than it was at the beginning of 2013, and investor expectations for future growth are commensurately higher. Compared to twelve months ago, investors generally see fewer threats to the U.S. economy, beyond what was viewed as a temporary disruption due to bad weather. Recent declines in ‘software-as-a-service’ stocks are a reminder that the potential for underperformance is significant when expectations are elevated.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Five Years Ended April 30, 2014 (a)	Ten Years Ended April 30, 2014 (a)
Schroder North American Equity Fund —
Investor Shares	20.00%	18.45%	7.86%
Advisor Shares	19.59%	18.02%	7.49	%(b)
S&P 500 Index	20.44%	19.14%	7.67%

(a)       Average annual total returns.

(b)       The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees that would have been paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Apple	3.3%
ExxonMobil	2.7
Microsoft	1.9
Johnson & Johnson	1.9
Chevron	1.5

Sector Allocation

Sector	% of Net Assets
Information Technology	18.9%
Financials	14.9
Healthcare	14.2
Industrials	11.7
Consumer Discretionary	11.4
Energy	10.3
Consumer Staples	9.6
Telecommunication Services	2.7
Materials	2.6
Utilities	1.0
Other Assets and Liabilities	2.7

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

In the six-month period ended April 30, 2014, the Schroder U.S. Opportunities Fund (the “Fund”) rose 3.52% (Investor Shares) and 3.36% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), an unmanaged index that tracks the performance of the 2,000 smallest companies in the Russell 3000 Index, with characteristics similar to the Fund’s portfolio, which rose 3.08%.

Market Background

Thankfully, the political climate has been relatively quiet as far as market participants are concerned.  A significant market event was the transition of the Federal Reserve (Fed) Chairperson role from Ben Bernanke to Janet Yellen.  Her first appearance before Congress was well received; a subsequent interview on national media was not as well received, causing market participants to advance their predictions of the timing of Fed interest rate rises.

The economy continues on a slow growth path with several noteworthy bright spots - housing, energy and manufacturing.  In our analysis of housing starts data, we have seen that since 1959 (when the Census Bureau began tracking this information), we have consistently had good recoveries in the starts data after housing slumps.  The number of starts has exceeded 1.5 million per year and in many cases has approached 2 million.  The most recent data point is 902 million, suggesting there is ample room to go if history is a reasonable guide.  Housing has an important multiplier effect on other industries (household goods such as washing machines and dishwashers as one example).  Additionally, housing has a decidedly greater impact on small cap stocks than large caps.  Bank of America Merrill Lynch research shows 15% of small cap earnings are tied to housing related industries compared with only 6% for large cap.

The energy story is well known by now, as the U.S. is becoming much less reliant on imported energy.  Additionally, the energy story also plays into U.S. manufacturing.  The abundance of inexpensive natural gas provides a competitive advantage to U.S. manufacturers as energy costs are much lower than European and Asian competitors.  We see non-U.S. companies building or announcing plans to build new plants in North America, partially for this reason.  The chemical industry has a particular advantage in that ethane, a key raw material for the production of PVC pipe and related materials, is available in abundance due to the current drilling activity.  This gives U.S. based chemical companies a cost advantage versus others whose raw materials are noticeably more expensive.

Portfolio Review

Stock selection was positive for the six-month period ended April 30, 2014, led by our holdings in technology and then financial services and materials & processing. PTC Inc., which provides software and services to industrial engineers (such as computer-aided design and computer-aided manufacturing packages), reported strong earnings.  They have also made an acquisition in the “Internet of Things” field as part of a future growth strategy.

Sector allocation was the main drag on the Fund’s underperformance, with the primary detractor being cash, which averaged 7.36% over the period.  Additionally, our stock holdings in producer durables and consumer staples lagged.

As noted above, the Fund’s outperformance during the period was primarily driven by stock selection, led by technology, financials and materials & processing.  We noted the success of one tech stock, PTC Inc., above.  In financials, we have done well with real estate related names such as:  HFF, Inc. (+47.6%), Equity LifeStyle Properties, Inc (+11.9%) and Blackstone Mortgage Trust (+20.0%).  We have also had success in insurance (Reinsurance Group of America, +8.6%) and banks (Eagle Bancorp +26.2%, Simmons First National Corporation +11.8%).  In materials, names such as Berry Plastics (+12.0%, packaging), Olin Corporation (+26.9%, chemicals), and Compass Minerals (+24.8%, diversified metals and minerals) have added to returns.

The two major areas of shortfall were consumer staples and producer durables.  In both sectors, much of the shortfall was due primarily to what we didn’t hold rather than stocks we held. Within consumer staples, we did not hold any agriculture fishing & ranch stocks (the group was up +18.7%) or the drug store chain Rite Aid Corporation (+37.0%). In aerospace, there were several high fliers (pun intended) we did not hold including Curtiss-Wright Corporation (+29.0%) and Esterline Technologies (+36.0%).  In the trucking industry, we did not hold YRC World Wide, which rose 136%.

Outlook

As noted above, we are cautiously positive about a variety of areas in the U.S. economy, such as housing, manufacturing, and energy.  It is important to state that our enthusiasm is tempered by the very high valuations we are seeing in our space.  The P/E ratio on trailing earnings is at or near all-time highs.  The key countervailing factor is that the interest rate environment is extremely low.  Wall Street expectations for earnings growth in small cap stocks are currently 16% for 2014.  Contrast that with 8% year-over-year growth projected for large cap stocks.  This reflects the view that the U.S. is the leading developed market economy, with Europe and Japan further behind on the recovery path.  With the slowdown in China (and many other emerging markets), this sets the backdrop for a year in which being U.S. focused could have its rewards.  Small caps get approximately 80% of their revenues from inside the U.S.; for large caps, the number is closer to 60%.  We believe this is a good environment for small cap stocks.  If only those pesky valuations weren’t so high.

Another key factor will be interest rates and the actions of the Fed.  To date, Chairwoman Yellen has indicated the intention to keep short-term interests low (zero interest rate policy), while gradually tapering purchases in the long end of the curve. If things proceed in line with market expectations, we do not anticipate any dislocations.  The key word is “if.”  Should there be an unexpected rise in rates, we would expect a rapid market response. Unexpected and/or sharp spikes in rates are generally negative for equities.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Five Years Ended April 30, 2014 (a)	Ten Years Ended April 30, 2014 (a)
Schroder U.S. Opportunities Fund (b) —
Investor Shares	20.65%	17.49%	10.17%
Advisor Shares	20.27%	17.17%	9.89	%(c)
Russell 2000 Index	20.50%	19.84%	8.67%

(a)      Average annual total returns.

(b)       Effective May 1, 2006, the management fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c)        The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees that would have been paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
NorthWestern	1.9%
Berry Plastics Group	1.4
Pinnacle Foods	1.4
Parexel International	1.3
Brown & Brown	1.3

Sector Allocation

Sector	% of Net Assets
Producer Durables	17.5%
Financial Services	17.2
Consumer Discretionary	14.2
Technology	14.0
Healthcare	11.5
Materials & Processing	9.5
Utilities	4.1
Other Energy	2.9
Consumer Staples	1.1
Other Assets and Liabilities	8.0

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

In the six-month period ended April 30, 2014, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 5.49% (Investor Shares) and 5.42% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), an unmanaged index that tracks the performance of the 2,500 smallest companies in the Russell 3000 Index, with characteristics similar to the Fund’s portfolio, which rose 5.20%. Stock selection was positive for the six-month period, led by our holdings in technology and then producer durables and consumer staples. PTC Inc., which provides software and services to industrial engineers, such as computer-aided design and computer-aided manufacturing packages, has reported strong earnings.  They have also made an acquisition in the “Internet of Things” field as part of a future growth strategy. Sector allocation was the main drag on the Fund’s performance, with the primary detractor being cash, which averaged 7.6% over the period.  Additionally, our stock holdings in materials & processing and energy lagged.

Market Background

Thankfully, the political climate has been relatively quiet as far as market participants are concerned.  A significant market event was the transition of the Fed Chairperson role from Ben Bernanke to Janet Yellen.  Her first appearance before Congress was well received; a subsequent interview on national media was not as well received, causing market participants to advance their predictions of the timing of Fed rate rises.

The economy continues on a slow growth path with several noteworthy bright spots: housing, energy and manufacturing.  In our analysis of housing starts data, we have seen that since the Census Bureau began tracking this information (in 1959), we have consistently had good recoveries in the starts data after housing slumps.  The number of starts has exceeded 1.5 million per year and in many cases has approached 2 million.  The most recent data point is 902 million, suggesting there is ample room to go.  Housing has an important multiplier effect on other industries (household goods such as washing machines and dishwashers as one example).  Additionally, housing has a much greater impact on small cap stocks relative to large cap.  Bank of America Merrill Lynch research shows 15% of small cap earnings are tied to housing related industries compared with only 6% of large cap earnings

The energy story is well known by now but does play into U.S. manufacturing.  The abundance of inexpensive natural gas provides a competitive advantage to U.S. manufacturers as energy costs are much lower than European and Asian competitors.  We see non-U.S. companies building or announcing plans to build new plants in North America, partially for this reason.

Portfolio Review

As noted above, the greatest drag on the Fund’s performance during the period was primarily driven by cash exposure, whereas stock selection was positive in total, led by technology, producer durables, and consumer staples.  Our biggest shortfalls were in materials & processing and energy. We noted the success of one technology stock, PTC Inc., above.  In producer durables, we have done well with air transport related names such as Alaska Air Group (+33.9%) and Spirit Airlines (+31.7%).  Spirit Airlines is a discount airline enjoying strong growth in revenues per air seat mile, a key metric for the industry.  Their model is to offer highly discounted fares and charge for almost every conceivable additional service.  The management of Alaska Air Group raised the quarterly dividend by 25% as the balance sheet is strong, industry fundamentals are good, and they are generating strong free cash flow.

The two major areas of shortfall were materials & processing and energy. Our major shortfall in energy was due to our position in Denbury Resources. Denbury Resource’s stock price was hurt as investors were disappointed when management decided to issue a dividend rather than converting to a Master Limited Partnership structure.  Additionally, a production decline in their Delhi field impacted the stock as lease operating expenses rose as a result. The company subsequently announced a dividend and increased their share repurchase program. Yamana Gold, our main detractor within materials & processing, is a precious metals producer with significant mining operations in Latin America.  In addition to gold, they also own silver and copper mines.  The stock price has fallen with the falling commodity prices of gold, silver, and copper, which has hurt their operating income.

Outlook

As noted above, we are cautiously positive about a variety of areas in the U.S. economy, such as housing, manufacturing, and energy.  It is important to state that our enthusiasm is tempered by the very high valuations we are seeing in the small and mid-cap space.  The P/E ratio on trailing earnings is at or near all-time highs.  The key countervailing factor is that the interest rate environment is extremely low.  Wall Street expectations for earnings growth in small cap stocks are currently 16% for 2014.  Contrast that with 8% year-over-year growth projected for large cap stocks.  This reflects the view that the U.S. is the leading developed market economy, with Europe and Japan further behind on the recovery path.  With the slowdown in China (and many other emerging markets), this sets the backdrop for a year in which being U.S. focused could have its rewards.  Small caps get approximately 80% of their revenues from inside the U.S.; for large caps, the number is closer to 60%.  We believe that this is a good environment for small cap stocks.  If only those pesky valuations weren’t so high.

Another key factor will be interest rates and the actions of the Fed.  To date, Chairwoman Yellen has indicated the intention to keep short-term interests low (zero interest rate policy) while gradually tapering purchases in the long end of the curve. If things proceed in line with market expectations we do not anticipate any dislocations.  The key word is “if.” Should there be an unexpected rise in rates, we would expect a rapid market response. Unexpected and/or sharp spikes in rates are generally negative for equities.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Five Years Ended April 30, 2014 (a)	Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	22.07%	17.50%	8.39%
Advisor Shares	21.87%	17.22%	8.12%
Russell 2500 Index	20.78%	21.22%	7.48%

(a)      Average annual total returns.

(b)      From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Snap-on	1.9%
Ryder System	1.6
Berry Plastics Group	1.5
Denbury Resources	1.4
PartnerRe	1.3

Sector Allocation

Sector	% of Net Assets
Consumer Discretionary	19.9%
Financial Services	18.8
Technology	14.6
Producer Durables	12.1
Healthcare	11.2
Materials & Processing	8.1
Other Energy	4.1
Utilities	3.1
Auto & Transportation	1.6
Consumer Staples	1.0
Other Assets and Liabilities	5.5

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

For the six-month period ended April 30, 2014, the Schroder Emerging Market Equity Fund (the “Fund”) declined -4.99% (Investor Shares) and -5.17% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of international stocks, which declined -2.98% during the same period.

Market Background

Global equity markets posted positive returns over the period. Growth in the U.S. continued to show signs of improvement and the Federal Reserve (Fed) began to taper its quantitative easing (QE) program. Authorities have been reducing QE by $10 billion a month since January but have indicated that they will keep monetary policy accommodative while inflation is below the Fed’s long-term objective and while unemployment remains high. In Europe, the economic recovery continued to gain traction although inflation remained very low over the period, prompting fears about the possibility of deflation. Within the emerging markets, investors have largely been focused on slowing Chinese growth and elevated political risk in certain markets, most recently the geopolitical tension concerning Russia’s actions in the Ukraine. As a result of these and other factors, the Index lagged its developed world peers over the period.

In emerging Asia, gains were led by India and Indonesia. Both markets were supported by improving external accounts and political optimism ahead of elections. The Indonesian parliamentary elections were won by the opposition PDI-P (Indonesian Democratic Party of Struggle) whose presidential candidate, Joko Widodo, is a popular pro-reform politician who is leading polls for the presidential elections in July.  Similarly in India, the opposition Bharatiya Janarata Party (BJP), led by Narendra Modi, came first in the country’s general elections held during April. Taiwan performed well, driven by strong returns from technology companies. Improved global growth was also supportive, given the export-oriented nature of the economy. Korea is also an export-dependent economy and widely perceived as a beneficiary of better global growth. The market outperformed the Index but was hampered by concerns about slowing growth in the country’s biggest trading partner, China. The Chinese market underperformed as indicators pointed to slowing economic growth over the period. Investors also appeared to have been surprised by currency depreciation in February and concerns about the systemic risk of increased debt levels in the economy. Thailand also performed poorly as slowing growth, anti-government protests and political uncertainty, among other things, weighed on the market.

The Latin American markets lagged wider emerging markets. Peru and Mexico were the only markets to outperform the Index. In Peru, the market was driven by strong performance from index heavyweight Credicorp while in Mexico, returns were supported by improved sentiment in the U.S. as well as ongoing government reform progress, including an historic energy reform legislation which was signed into law in December. Colombia underperformed as index heavyweight Ecopetrol weighed on returns. Brazil also underperformed, amid concerns about QE tapering, slowing Chinese growth and the effect of tighter monetary policy on growth. The central bank raised interest rates by 150 basis points over the period, from 9.5% to 11%, in the wake of elevated inflation. Chile was the region’s worst performer amid local currency weakness. The market was also negatively affected by concerns about slowing growth and concerns about corporate tax rate rises.

On the whole, the emerging Europe, Middle East and Africa (EMEA) markets underperformed their emerging peers due in large part to poor performance from Russia, Hungary, and Turkey. Russian stocks and its local currency have suffered amid escalating political risk in neighboring Ukraine. Economic and earnings growth are also being downgraded given poor levels of confidence, increased capital outflows year-to-date and tighter monetary policy that has been implemented to support the Ruble. Some Hungarian stocks have exposure to Russia and the Ukraine, which has weighed on the Hungarian index. Turkey was particularly hard hit by the Fed’s move to taper QE earlier in the period, given the country’s wide and poorly funded current account deficit. In an attempt to support the currency and temper rising inflation, authorities hiked interest rates late in January, raising the repurchase (repo) rate from 4.5% to 10%. Political uncertainty also dampened sentiment amid allegations of government corruption. The remaining markets outperformed the Index, led by Egypt, which benefited from ongoing financial aid from the country’s Gulf neighbors, as well as political optimism ahead of presidential elections that are due to take place at the end of May.

Portfolio Review

The Fund underperformed the benchmark during the six months ended April 2014. Both country allocation and stock selection were negative. The overweight to Russia, which was held until early April, was the key detractor from returns. The underweights to Indonesia and South Africa, both of which outperformed, were also negative for the Fund as were the overweights to Thailand (held earlier in the period) and Hungary, both of which underperformed. Our off-benchmark position in United Arab Emirate (UAE) and the underweight to Brazil earlier in the period, however, added to returns. Stock selection was positive in China (overweight China Petroleum & Chemical, Tencent and AAC Technologies) and Mexico (overweight Cemex). This was more than offset by negative stock selection in Korea (overweight Hyundai Department Stores, Hyundai Motor and LG Household & Healthcare) and Russia (underweight Norilsk Nickel and overweight MTS and Magnit)

Outlook

U.S. economic activity has picked up somewhat after the more mixed data releases at the beginning of the year. However, we believe that fiscal headwinds remain ongoing and positive sentiment around the reduction in the unemployment rate continues to be somewhat undermined by the fall in the participation rate. U.S. QE continues as scheduled and the Fed has signaled its intention to keep monetary policy accommodative until the economy is closer to full employment and there is higher inflation. Schroders’ economics team forecasts that the first rate hike is unlikely to occur until the third quarter of 2015. Meanwhile, although inflation in the eurozone has drifted marginally higher recently, deflation concerns persist and pressure continues to build on the European Central Bank (ECB) to implement QE. Debt yields in periphery European markets have fallen to record lows and Portugal has exited its European Union/International Monetary Fund-sponsored bailout program. That said, debt and unemployment levels in the periphery remain very high and the improvement in the cost of financing looks, to some extent at least, to reflect ECB support rather than an improvement in fundamentals. Schroder’s economics team forecast global GDP growth for 2014 to be 3.0% led by the U.S. at 3.0% and the eurozone at 1.1%.

As the year progresses, we expect the market backdrop to become more benign for Global Emerging Markets (GEMs), which look well placed to deliver a strong and sustained period of absolute and relative performance versus developed markets. Towards the end of March, many of the previously poorly performing emerging markets rebounded and led us to question whether this was already the start of a more prolonged rally. We adjusted our position at the margin but it was difficult to warrant a more aggressive approach until we had more confidence in the quality of the market move. Our skepticism looks so far to have been justified as GEM performance has since softened somewhat and has once again been overtaken by the developed world year-to-date. On balance, we think the headwinds will continue to prevail for now, but given how unloved and cheap emerging markets have become, there is clearly the potential for a longer lasting recovery to begin at any time.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Five Years Ended April 30, 2014 (a)	Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	(3.59)%	10.58%	5.72%
Advisor Shares	(3.83)%	10.38%	5.50%
MSCI Emerging Markets Index	(1.84)%	11.08%	5.39%

(a)  Average annual total return

(b)  From commencement of fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Samsung Electronics	5.5%
Taiwan Semiconductor Manufacturing	4.1
Hyundai Motor	3.3
Tencent Holdings	3.0
China Petroleum & Chemical Class H	2.8

Geographic Allocation

% of Net Assets
Asia/Far East	65.3%
Latin America	17.3
Europe	10.6
Africa	2.7
Mid-East	2.6
Other Assets and Liabilities	1.5

Schroder Emerging Markets Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

For the six-month period ended April 30, 2014, the Schroder Emerging Markets Multi-Cap Equity Fund (the “Fund”) declined
-1.51% (Investor Shares) and -1.55% (Advisor Shares) compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 21 markets, which declined -2.98% during the same period.

Market Background

Global equity markets advanced over the period as the economic recovery gained traction in the developed world. In the U.S., the Federal Reserve (Fed) began tapering its quantitative easing (QE) program in January 2014. This followed stronger macroeconomic data, including a drop in the unemployment rate to 6.7%. There was a period of softer data at the start of 2014 - first quarter GDP growth was just 0.1% annualized - though this was largely attributed to severe winter weather. In the eurozone, the economic recovery continued but remained fragile. The European Central Bank (ECB) cut interest rates to 0.25% in November 2013 in order to support economic growth. GDP growth was 0.1% in the third quarter of 2013 but accelerated to 0.3% in the fourth quarter. Inflation was below the ECB’s target during the period and was just 0.5% in March 2014. In the UK, the economy continued to strengthen, boosted by a resurgent housing market. In Japan, stock market returns were negative with much focus on the consumption tax increase, which came into force on April 1, 2014.

By contrast, emerging markets posted negative returns over the period. The Fed’s tapering of its QE program prompted concerns over the impact of reduced liquidity on emerging markets with large and poorly funded current account deficits. In January, a plunge in the Argentinian Peso exacerbated weakness in other emerging market currencies.

Emerging EMEA (Europe, Middle East and Africa) was the weakest region, in large part due to negative returns from the Russian stockmarket. The period was marked by increased tensions between Russia and Ukraine over the Crimea region. Russia annexed the peninsula in mid-March, leading to fears of violence and the possible break-up of Ukraine. Western governments imposed sanctions on some Russian officials.

In emerging Latin America, sentiment towards Brazil improved over the period as polling data suggested there could be a change of government at the elections to be held later this year. In emerging Asia, China was the worst-performing market as disappointing economic data releases, a sudden depreciation in the Renminbi at the end of February, and debt concerns following China’s first corporate debt default weighed on sentiment. The Indian market performed particularly well over the period on hopes that the forthcoming general election would lead to greater structural reform. Strong returns in Indonesia were spurred by improving trade data.

By sector, technology was the top performer, followed by healthcare. Commodity-related areas of the market were under pressure amid concerns over possible slower demand from China. The energy sector was the weakest over the period. Financials also posted weak returns, especially real estate.

Portfolio Review

The Fund outperformed the Index over the period, helped by strong stock selection in Asia and EMEA. Within Asia, stock selection was most strongly positive in China, off-setting the impact of the market’s overall weak performance. Stock selection was also strong in Korea and Taiwan although the Fund’s underweight allocation to Korea was a small negative. Within EMEA, stock selection was strong in Russia. Egypt was another contributor to relative returns, helped by the Fund’s overweight allocation as well as strong stock selection. The overweight position in South Africa was also positive, though stock selection detracted from performance.

Stock selection had a negative impact on returns in Latin America although the Fund’s underweight position proved beneficial. Mexico was the biggest drag on relative returns due to weaker stock selection and the Fund’s underweight position.

By sector, financials was the leading contributor to relative returns. This was primarily due to strong stock selection although the Fund’s underweight allocation to the underperforming sector also proved advantageous. Within financials, simple banks and real estate were the main sources of relative outperformance, again thanks to a combination of the Fund’s underweight positioning and good stock selection. The energy sector supported relative returns amid stronger stock-picking in both integrated oil & gas groups and in exploration & production. Healthcare was another source of relative outperformance as the Fund’s overweight allocation aided returns while stock selection was also positive, particularly among pharmaceuticals. Positions in Chinese firms Sihuan Pharmaceutical and China Medical System supported returns.

The consumer discretionary sector was the main detractor from relative returns due to weaker stock selection, especially in media, apparel and autos. However, the gaming subsector supported relative performance as stock selection here was positive.

Outlook

The cumulative underperformance of emerging markets compared to the developed markets since 2010 remains significant at over 40%, and compared to the U.S. it has been 65%. Emerging market equities currently trade at a 30% discount to those in the developed markets on price-to-book basis, a level not seen for over ten years. Using price-to-earnings multiples the discount is even larger. We believe that the valuation case is most convincing for Asia and EMEA, but less so for Latin America.

Our largest country overweight remains South Africa, where we find a range of opportunities across the market, especially telecoms, consumer sectors, and financials.  We also maintain a reasonable overweight to other emerging EMEA countries, including smaller markets such as the Czech Republic. We have also started to build small positions in the United Arab Emirates and Qatar ahead of their inclusion in the benchmark. In Latin America, the portfolio has little exposure to the expensive Mexican market but we have increased the weighting to Brazil. This was allocated broadly across most sectors but particularly the cheap resources stocks. We remain very lowly weighted in Brazilian financials. We increased exposure to South Korea, particularly industrials, consumer stocks and financials. Financials look particularly cheap reflecting their lower quality balance sheets. We have taken profits in areas of the portfolio that have performed well and may now be overstretched, particularly Indonesia, Taiwan, Greece, and Peru.

Whilst our view is that emerging markets remain at a substantial discount to developed markets, this discount is partly attributable to elevated risks and the likelihood that growth will become slower in the emerging world, at least compared to the past decade. We also believe that investors are likely to be more discriminating within emerging markets in the future, which should lead to greater differentiation in performance between both markets and currencies. On the plus side, most emerging countries now enjoy more competitive currencies.

PERFORMANCE INFORMATION

Cumulative Since Inception (a)
Schroder Emerging Markets Multi-Cap Equity Fund —
Investor Shares	12.55%
Advisor Shares	12.35%
MSCI Emerging Markets Index	14.28%

(a)  From commencement of fund operations on June 25, 2013.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost

Top 5 Holdings

Security	% of Net Assets
iShares MSCI Emerging Markets ETF	2.6%
China Mobile	1.1
Infosys ADR	1.0
Hankook Tire	1.0
Taiwan Semiconductor Manufacturing ADR	1.0

Geographic Allocation

% of Net Assets
Asia/Far East	49.0%
Latin America	16.1
Europe	11.2
Africa	10.8
Mid-East	4.2
North America	2.6
United Kingdom	0.7
Other Assets and Liabilities	5.4

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

In the six-months ended April 30, 2014, the Schroder International Alpha Fund (the “Fund”) gained 3.51% (Investor Shares) and 3.32% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 4.44%

Market Background

Equity markets gained ground over the six-month period ended April 30, 2014. Although the crisis in Ukraine was a headwind for risk assets globally, this was trumped by the global economic recovery, which continued to gain traction.

Developed markets were particularly strong. Improving economic data from the U.S., especially in housing and unemployment, fuelled risk appetite globally. European manufacturing and business survey data were some of the most positive surprises. Europe’s peripheral stock markets continued to rally as sovereign bond spreads have compressed, but we view this market enthusiasm with caution given the obstacles to debt sustainability in these economies. As such, markets in Europe have favored small size, low quality, and value, while large cap stocks have held up better in the U.S. Capital goods orders have been notably strong in most developed regions, lending weight to our view that we are entering a recovery phase for capital spending.

After last year’s excitement, the stock market appeared to have given up on Japan, becoming overly focused on the negative impact of the consumption tax increase. This very short-term outlook overlooked the fact that much is changing in Japan for the better.

Emerging markets underperformed their developed market peers. A combination of slowing growth and concern about the Federal Reserve reducing its quantitative easing program prompted a general drawdown of assets across the region. We believe concerns about tapering are now largely priced in to emerging markets and equities exposed to the region, and many of the worst hit markets have started to rebound or stabilize. China has continued to slow, with GDP growth falling to 7.4% in the first quarter. While the government is doing many very encouraging things on the reform front, it has to let growth slow in order to rebalance the economy; China is therefore walking a tightrope of managing growth while opening up the economy to more market forces.

With corporate confidence improving and balance sheets strong, we have seen a marked pick-up in merger and acquisition activity recently. Unusually, both acquired and acquirers are performing on deal announcements. This should improve confidence generally and feed into higher investment spending.

Portfolio Review

The Fund gained ground but lagged the Index over the six month reporting period.

Two of our three emerging market names (Russian bank Sberbank and Indian telecom Idea Cellular) weighed substantially on overall performance. They were in part affected by the liquidity downdraft that hit most emerging stock markets as money flowed out of these markets and into Treasuries in anticipation of the Federal Reserve tapering its quantitative easing program. Sberbank also suffered on heightened risk aversion due to the Ukraine crisis but we think the sell off was unjustified. In our opinion, it is an excellent bank with a funding cost advantage, dominant and growing market share, and strong growth prospects. We also have strong conviction in Idea Cellular. It is achieving impressive growth in a structurally attractive market. Further, we believe that India has a very exciting investment story, with exceptional demographics and a vibrant private sector, and now a new execution-focused government.

Several of our Japanese names lost ground (e.g. financial group SMFG and plastics manufacturer and house builder Sekisui Chemical), although in relative terms we outperformed Japanese markets in general. The stock market was, in our view, overly pessimistic about the consumption tax increase that came into affect in April. Much appears to be changing for the better in Japan, including inflation expectations, the planned reduction in corporation tax, and corporate governance. The Fund is invested in a number of Japanese companies that are positioned to thrive in an environment of a moderately declining currency and a more inflationary environment.

Despite fairly high exposure to European equities, our cautious approach and skepticism about the recovery in the periphery meant that the Fund did not participate fully in the very strong performance in peripheral European markets. While these countries have made important progress, the region still has serious problems, including burdensome debt levels. For these reasons, our European exposure remains focused on high quality companies, predominantly domiciled in the healthier core markets of Europe. We have some selective exposure in peripheral Europe, and our recent purchase, Italian banking group Intesa, was a sizable contributor.

We have favored health care as a sector, which is seeing a wave of real innovation; our focus on names at the cutting edge of medical developments paid off with almost all our health care names gaining ground. New purchase AstraZeneca was particularly strong, helped latterly by the bid for the company by Pfizer.

Our view that capital investment spending would begin to recover after several weak years paid off, with strong stock selection in industrials and technology. Capital goods makers Schneider, Fanuc, Safran and GEA all gained ground, while internet security provider Check Point Software benefited from a recovery in corporate IT spending on the back of the improving global economy.

Outlook

Our best case scenario that global growth will improve through 2014 remains intact, and with it an improving capital investment cycle will likely result, especially as confidence recovers. We believe that corporate investment will be focused both in traditional investment-related sectors, such as infrastructure and commercial real estate, as well as new productivity-boosting technologies. The portfolio is well exposed to both areas.

One very positive feature of the current economic situation that is very rarely commented upon is the improving balance of global growth. Current account surplus and deficits are largely converging around the world, as are economic growth rates in developed and developing regions. This should improve the sustainability of the current cycle.

Yet the market remains very nervous about the resilience of global growth, as illustrated by the surprising decline in U.S. Treasury yields in 2014, as participants price in a slowdown in U.S. growth if interest rates go up from today’s very low levels. We view this outlook as overly-pessimistic and we expect a gradual normalization of long and short interest rates to be absorbable. We are working to ensure the Fund is positively exposed to companies that can cope in this environment, including banks with very strong deposit franchises and life insurance companies which will earn higher returns on their investment portfolios.

Potential risks to the global growth have, however, increased: mostly in the form of severe weather in the U.S. hampering the inventory cycle, a slowdown in the Chinese economy, and political unrest in Ukraine. While the impact of weather on the U.S. should be temporary, we are monitoring the situations in China and Ukraine particularly closely. At this stage we do not expect the risks to escalate severely and derail expansion.

Our view is that Europe is also in much better shape institutionally now, and the crisis has left the region’s politicians with a much clearer idea of what is needed to make the currency union work and their economies competitive. That said, there has been a great deal of momentum chasing in peripheral Europe in what are quite thinly populated stock markets, and valuations in our opinion do not look particularly attractive today.

With corporate confidence improving and balance sheets strong, we have seen a marked pick-up in merger and acquisition activity recently. Unusually, both acquired and acquirers are performing on deal announcements, which will probably feed appetites. This confidence should also lead to better investment spending by companies; in addition to typical capacity expansion projects, we expect a high share of this investment to be spent on technology projects, especially in areas focused on mobility and industrial internet.

In aggregate, we believe that equity market valuations look reasonable, presenting neither a driver nor major barrier to short-term market direction. Defensive earnings still look too highly valued in aggregate and we are struggling to find many compelling investments in utilities and consumer staples. We are, though, finding mispriced growth opportunities in healthcare and telecoms. Equities do still look compellingly valued relative to bonds, but we expect bond yields to gradually increase.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Five Years Ended April 30, 2014 (a)	Ten Years Ended April 30, 2014 (a)
Schroder International Alpha Fund (b) —
Investor Shares	12.99%	14.51%	7.68%
Advisor Shares	12.62%	14.17%	7.40	%(c)
MSCI EAFE Index	13.35%	13.58%	6.93%

(a)            Average annual total return

(b)            Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns would have been lower. Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during periods prior to March 21, 2012, the returns of the Fund would have been higher.

(c)             The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees that would have been paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Roche Holding	2.9%
Nestle	2.7
Schneider Electric	2.5
AstraZeneca	2.5
Sumitomo Mitsui Financial Group	2.5

Geographic Allocation

% of Net Assets
Continental Europe	43.4%
United Kingdom	24.8
Japan	15.4
Pacific ex-Japan	7.6
Emerging Markets	3.3
North America	2.6
Middle East	1.2
Other Assets and Liabilities	1.7

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

In the six-month period ended April 30, 2014, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 4.81% (Investor Shares) and 4.55% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of developed market international stocks, which rose 4.44%.

Market Background

Global equity markets advanced over the period as the economic recovery gained traction in the developed world. In the U.S., the Federal Reserve (Fed) began tapering its quantitative easing (QE) program in January 2014. In the eurozone, the economic recovery continued but remained fragile. The European Central Bank (ECB) cut interest rates to 0.25% in November 2013 in order to support economic growth. GDP growth was 0.1% in the third quarter of 2013 but accelerated to 0.3% in the fourth quarter. Peripheral eurozone countries, such as Italy and Spain, continued to see a drop in their government bond yields. Inflation was below the ECB’s target during the period and was just 0.5% in March 2014. In the U.K., the economy continued to strengthen, boosted by a resurgent housing market while the unemployment rate fell. In Japan, stock market returns were negative, with much focus on the consumption tax increase which came into force on April 1, 2014. Equities remained sensitive to movements in the yen, which tends to strengthen at times of heightened geopolitical uncertainty.

Emerging markets posted negative returns over the period. The Fed’s tapering of its QE program prompted concerns over the impact of reduced liquidity on markets with large and poorly funded current account deficits. In January, a plunge in the Argentinian Peso exacerbated weakness in other emerging market currencies. EMEA (Europe, Middle East, and Africa) was the weakest emerging market region as the Russian stock market delivered negative returns. The period was marked by increased tensions between Russia and Ukraine over the Crimea region. Russia annexed the peninsula in mid-March and Western governments imposed sanctions on some Russian officials. In Latin America, sentiment towards Brazil improved over the period as polling data suggested there could be a change of government at the elections to be held later this year. In Asia, China was one of the worst-performing markets as disappointing economic data releases, a sudden depreciation in the Renminbi at the end of February, and debt concerns following China’s first corporate debt default weighed on sentiment. The Indian market performed particularly well over the period on hopes that the forthcoming general election would lead to greater structural reform. Strong returns in Indonesia were spurred by improving trade data.

On a sector view, healthcare was the strongest performer over the period, led by pharmaceuticals. The sector was boosted by merger and acquisition activity. The energy and utilities sectors were also strong. Energy stocks moved up in response to the tensions between Russia and Ukraine, while utilities fared well as investors continued to search for dividend yields. The consumer discretionary sector was the weakest performer, lagging other areas of the market after having outperformed over the prior twelve months. The financials sector was also among the laggards.

Portfolio Review

The Fund outperformed the Index over the period. By region, continental Europe made the strongest contribution to relative returns thanks to strong stock selection, although the Fund’s underweight allocation was a headwind to performance. Stock selection was also strong in Japan, although this was partly countered by the Fund’s overweight position as the market posted a negative return. The U.K. aided relative returns through a combination of good stock selection and the Fund’s overweight position. Emerging markets supported relative performance, led by good stock-picking in Asia. Pacific ex Japan was the biggest drag on relative returns amid weaker stock selection in Australia and Hong Kong.

On a sector view, financials made the strongest contribution to performance. The Fund’s outperformance was due to strong stock selection, particularly in commercial banks as the positions in French banks BNP Paribas and Societe Generale aided returns.  The healthcare sector also supported relative returns, with stock selection especially strong within pharmaceuticals. At the stock level, AstraZeneca, Lundbeck and Teva were among the main contributors. Technology aided returns due to good stock selection within technology hardware.

The consumer staples and energy sectors detracted from relative returns. Within consumer staples, this was largely due to weaker stock selection in food & drink companies. In energy, the overweight allocation to equipment weighed on returns.

Outlook

The cumulative underperformance of emerging markets, compared to the developed markets since 2010, remains significant at over 40%. Emerging market equities currently trade at a 30% discount to those in the developed markets on price-to-book basis, a level not seen for over ten years. Using price-to-earnings multiples the discount is even larger. We believe the valuation case is most convincing for Asia and EMEA, but less so for Latin America. In our opinion, U.K. equities represent less of a value opportunity compared with twelve months ago and we have reduced our U.K. exposure to fund an increased allocation to emerging market stocks.

Within defensive sectors, we retain our preference for pharmaceutical and equipment stocks. Recent underperformance with biotechnology has presented a small number of opportunities and we have sought to selectively add to the more attractively valued end of this industry. In consumer staples, we remain underweight the generally expensive food & drink industry despite investing in a number of stocks no longer trading at demanding valuations earlier in the year. Within telecommunications, we have continued to add to a number of potential high yield opportunities in Asia. In utilities, we prefer stronger names in the European and emerging markets.

In technology, our allocation remains at the higher end of the historic range. Our exposure here is focused on a number of what we believe to be overlooked but attractively valued ‘mature’ technology stocks, rather than more expensive thematic social media stocks, which seem to be less fashionable than they were at the start of the year. Within consumer discretionary, we retain a preference for emerging markets autos and for Japanese component makers over the larger car manufacturers. We believe value opportunities exist within resources, both energy and materials, and we prefer attractively priced European and emerging market stocks. We have taken some profits in energy after a period of outperformance; within the sector, we continue to prefer large integrated oil and gas stocks that appear to offer attractive dividend yields and strong balance sheets. Russian energy stocks require careful risk management but are trading at very depressed valuations. We believe that mining stocks remain cheap but volatile after being subject to extreme negative sentiment over the past few years, while chemicals offer fewer value opportunities.

In financials, our view is that complex banks offer the best risk return trade off, while simple banks offer little value as investors have been paying significant premiums to book value for the perceived safety of simpler business models. Real estate remains generally unattractive in our opinion, although Hong Kong represents an interesting value opportunity. The portfolio’s exposure to insurance remains significant, although we have trimmed outperforming positions in property & casualty over the past month.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Five Years Ended April 30, 2014 (a)	Annualized Since Inception (b)
Schroder International Multi-Cap Value Fund (c) —
Investor Shares	14.45%	16.73%	6.21%
Advisor Shares	14.09%	16.47%	5.97%
MSCI EAFE Index	13.35%	13.58%	3.24%

(a)         Average annual total returns

(b)         From commencement of fund operations on August 30, 2006.

(c)          Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
AstraZeneca	0.8%
GlaxoSmithKline	0.8
Samsung Electronics	0.7
Novartis	0.7
HSBC Holdings	0.7

Geographic Allocation

% of Net Assets
Continental Europe	26.4%
Emerging Markets	19.1
Japan	17.5
United Kingdom	16.5
Pacific ex-Japan	12.2
North America	4.2
Middle East	2.2
Other Assets and Liabilities	1.9

Schroder Global Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

In the six-month period ended April 30, 2014, the Schroder Global Multi-Cap Equity Fund (the “Fund”) gained 5.24% (Institutional Shares) and 5.28% (Institutional Service Shares) compared to the Morgan Stanley Capital International World Index (the “Index”), a market-capitalization-weighted index that provides a broad measure of stock performance throughout the world, which rose 6.32%.

Market Background

Global equity markets advanced over the period as the economic recovery gained traction in the developed world. In the U.S., the Federal Reserve (Fed) began tapering its quantitative easing (QE) program in January 2014. This followed stronger macroeconomic data, including a drop in the unemployment rate to 6.7%. There was a period of softer data at the start of 2014 — first quarter GDP growth was just 0.1% annualized — though this was largely attributed to severe winter weather. Towards the end of the period, the U.S. stock market began to see a rotation away from secular growth stocks and towards value-oriented investments.

In the eurozone, the economic recovery continued but remained fragile. The European Central Bank (ECB) cut interest rates to 0.25% in November 2013 in order to support economic growth. GDP growth was 0.1% in the third quarter of 2013 but accelerated to 0.3% in the fourth quarter. Peripheral eurozone countries, such as Italy and Spain, continued to see a drop in their government bond yields. Inflation was below the ECB’s target during the period and was just 0.5% in March 2014. In the U.K., the economy continued to strengthen, boosted by a resurgent housing market while the unemployment rate fell.

In Japan, stock market returns were negative with much focus on the consumption tax increase, which came into force on April 1, 2014. Equities remained sensitive to movements in the yen, which tends to strengthen at times of heightened geopolitical uncertainty. The Pacific ex Japan region also posted negative returns with Hong Kong impacted by worries over slowing growth in China.

Emerging markets posted negative returns over the period. The Fed’s tapering of its QE program prompted concerns over the impact of reduced liquidity on markets with large and poorly funded current account deficits. In January, a plunge in the Argentinian peso exacerbated weakness in other emerging market currencies. EMEA (Europe, Middle East and Africa) was the weakest emerging market region as the Russian stock market delivered negative returns. The period was marked by increased tensions between Russia and Ukraine over the Crimea region. Russia annexed the peninsula in mid-March and Western governments imposed sanctions on some Russian officials. In Latin America, sentiment towards Brazil improved over the period as polling data suggested there could be a change of government at the elections to be held later this year. In Asia, China was the worst-performing market as disappointing economic data releases, a sudden depreciation in the renminbi at the end of February, and debt concerns following China’s first corporate debt default weighed on sentiment. Indian equities delivered positive returns, boosted by expectations that the opposition BJP — perceived as business-friendly — would win the general elections held in May 2014. Indonesian equities also posted positive returns, spurred on as the central bank of Indonesia (Bank Indonesia) took action to ease worries over inflation and the country’s current account deficit.

Portfolio Review

The Fund’s performance was in line with the Index over the period. Regional allocation made a positive contribution to relative returns but stock selection detracted. By region, the U.K. and continental Europe made the largest contributions to relative performance, thanks to good stock selection and the overweight allocation in the U.K. North America made a positive contribution to returns as strong stock selection offset the negative effect of the Fund’s underweight allocation to the region. Pacific ex Japan was the main detractor from returns amid weaker stock selection. Japan also weighed on performance due to the Fund’s overweight allocation, as the market underperformed during the period. Weakness in Japan proved a headwind over the period although positive stock selection offset the asset allocation effect. Emerging markets made a mixed contribution to returns. Emerging Asia aided relative performance thanks to stronger stock-picking. Emerging EMEA detracted from returns; stock selection was positive but the Fund’s overweight allocation dragged on performance. In Latin America, the Fund’s underweight allocation was positive but stock selection was negative.

By sector, financials made the largest positive contribution to returns amid strong stock selection in insurance (both life and property & casualty) and asset management. Healthcare also supported relative returns due to strong stock selection. The Fund’s exposure to strongly-performing biotechnology stocks, such as Myriad Genetics, aided relative returns. Stock selection was also positive in pharmaceuticals, including the holding in AstraZeneca. The consumer staples sector aided performance as the Fund’s underweight allocation proved advantageous while stock selection was positive in home products and tobacco.

The consumer discretionary sector was the main detractor from relative returns amid weaker stock-picking, particularly in consumer durables and retail. Technology was another detractor, largely due to weaker stock selection in the software subsector.

Outlook

The cumulative underperformance of emerging markets compared to the developed markets since 2010 remains significant at over 40%, and, compared to the U.S., cumulative underperformance is at 65%. Emerging market equities currently trade at a 30% discount to those in the developed markets on price-to-book basis, a level not seen for over ten years. We believe the valuation case is most convincing for Asia and EMEA, but less so for Latin America. It remains hard to argue that the U.S. market is cheap. At the end of April, the U.S. market was valued on more than 17x earnings, about three multiple points higher than it was at the beginning of 2013, and investor expectations for future growth are commensurately higher. Compared to twelve months ago, investors generally see fewer threats to the U.S. economy, beyond what is viewed as temporary disruption due to bad weather.

Within defensive sectors, we retain our preference for healthcare equipment stocks and have been able to take some recent profits in pharmaceuticals. Within consumer staples, although we typically find food & drink companies more expensive, weaker performance earlier in the year did create opportunities to add to some stocks. Our low weight to utilities is a result of a zero weighting in U.S. utilities, which still look unattractive to us. We were able to establish new positions in U.S. telecoms during what we saw as a period of weakness.

Our weighting to technology is at the higher end of the historic range. We have continued to build positions globally across a broad range of opportunities, including a number of what we believe to be overlooked but attractively valued ‘mature’ technology stocks (e.g. Intel), while investors are preoccupied with newer, more exciting thematic social media stocks. Elsewhere in the cyclical industries, we have a preference for U.S. and U.K. industrials stocks, particularly within machinery, transport and aerospace. Within autos, the portfolio retains a preference for emerging markets stocks and for the component makers over the larger car manufacturers.

In financials, our biggest exposure remains insurance, both life and, increasingly, property & casualty. We find complex banks more attractive than simple banks, which we believe offer little value as investors have been paying significant premiums for the perceived safety of simpler business models. Real estate remains unattractive to us overall, especially in the U.S. and Japan, where we have little exposure.

Within emerging markets, we have a broad exposure with the exception of financials, due to a zero weighting to Chinese and Brazilian banks. Within defensives, we have a preference for utilities and telecoms in emerging Asia and EMEA. We have also found opportunities in Asian semiconductor manufacturers.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Annualized Since Inception
Schroder Global Multi-Cap Equity Fund —
Institutional Shares	15.98%	11.29	%(a)
Institutional Service Shares	15.85%	11.25	%(b)
MSCI World Index	16.62%	11.18%

(a)         Institutional Shares commenced operations on November 9, 2010. Rate show is annualized since inception.

(b)         Institutional Service Shares commenced operations on September 28, 2012. The performance information provided in the above table for periods prior to September 28, 2012, reflects the performance of the Institutional Shares of the Fund, adjusted to reflect the distribution fees that would have been paid by Institutional Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the period reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Apple	0.8%
AstraZeneca	0.8
Samsung Electronics	0.7
Microsoft	0.7
GlaxoSmithKline	0.7

Geographic Allocation

% of Net Assets
North America	39.0%
Emerging Markets	15.0
Continental Europe	13.7
United Kingdom	12.3
Japan	9.8
Pacific ex-Japan	7.4
Middle East	1.0
Other Assets and Liabilities	1.8

Schroder North American Equity Fund

Schedule of Investments

April 30, 2014 (unaudited)

Shares		Value $

	COMMON STOCK — 97.3%
	Bermuda — 0.6%
18,300	Arch Capital Group (1)	1,048,956
22,900	Assured Guaranty	547,539
17,500	Axis Capital Holdings	800,625
7,300	Endurance Specialty Holdings	370,986
32,100	Marvell Technology Group	509,106
2,800	PartnerRe	295,120
8,100	RenaissanceRe Holdings	819,801
7,500	Validus Holdings	278,025
		4,670,158
	Canada — 2.0%
7,900	Agrium	758,755
21,600	Alimentation Couche Tard Class B	608,753
16,500	Artis REIT	240,413
15,700	BCE	699,019
2,100	Bonterra Energy	109,536
39,900	Canadian Oil Sands Trust	864,946
14,900	Centerra Gold	76,400
8,400	CI Financial	272,834
13,200	Cominar REIT	228,822
1,900	Constellation Software	420,807
6,600	Corus Entertainment Class B	148,252
7,900	Dundee Class A REIT	208,158
18,100	Ensign Energy Services	284,864
9,800	Freehold Royalties Trust	222,278
20,500	Genworth MI Canada	719,151
21,400	Great-West Lifeco	602,140
52,700	IAMGOLD (1)	183,672
12,400	Jean Coutu Group PJC Class A	249,912
11,272	Lightstream Resources	67,773
6,200	Linamar	310,382
40,100	Lundin Mining (1)	204,881
6,200	Magna International Class A	607,414
2,800	Metro Class A	172,591
25,500	Nevsun Resources	92,364
2,400	Northern Property REIT	61,267
1,800	Open Text	88,764
22,600	Pacific Rubiales Energy	368,883
21,600	Pan American Silver	279,841
14,100	Pason Systems	391,592
11,500	Penn West Petroleum	103,978
11,500	Potash Corp. of Saskatchewan	415,702
26,000	Rogers Communications Class B	1,032,599
7,900	Savanna Energy Services	64,076
25,400	Shaw Communications Class B	615,273
7,400	Silver Wheaton	164,129
22,000	Suncor Energy	848,647
26,100	Teck Resources Class B	594,843
15,200	Transcontinental Class A	221,472
11,400	Vermilion Energy	758,544
15,900	Westshore Terminals Investment	516,726
4,742	Yellow Media (1)	99,552
		14,980,005
	Ireland — 0.7%
36,552	Accenture Class A	2,932,202
12,000	Covidien	855,000
27,900	Seagate Technology	1,466,982
		5,254,184
	Israel — 0.2%
10,800	Check Point Software Technologies (1)	691,848
18,800	Teva Pharmaceutical Industries ADR	918,568
		1,610,416
	Luxembourg — 0.0%
8,610	Magnachip Semiconductor (1)	120,540

	Netherlands — 0.4%
29,100	LyondellBasell Industries Class A	2,691,750
4,892	Yandex Class A (1)	129,638
		2,821,388
	Panama — 0.1%
4,500	Copa Holdings Class A	608,760

	Puerto Rico — 0.0%
1,025	Doral Financial (1)	9,799
8,400	Triple-S Management Class B (1)	125,832
		135,631
	Switzerland — 0.9%
25,200	ACE	2,578,464
6,100	Allied World Assurance Holdings	656,909
31,500	TE Connectivity	1,857,870
32,100	Transocean	1,382,547
		6,475,790
	Taiwan — 0.0%
4,500	Silicon Motion Technology ADR	74,655

	United Kingdom — 0.3%
26,600	Delphi Automotive	1,777,944
10,800	Noble	332,748
		2,110,692

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	United States — 92.1%
	Consumer Discretionary — 10.9%
7,000	Aaron’s	206,290
11,506	Amazon.com (1)	3,499,320
3,100	American Public Education (1)	107,260
7,000	Apollo Group Class A (1)	202,020
4,900	Autoliv	499,702
2,600	AutoZone (1)	1,388,114
17,400	Bed Bath & Beyond (1)	1,081,062
4,200	Buckle	197,358
1,900	Capella Education	110,884
5,200	Cato Class A	148,148
34,600	CBS Class B	1,998,496
2,000	Children’s Place	96,000
17,600	Coach	785,840
98,200	Comcast Class A	5,082,832
2,600	Cracker Barrel Old Country Store	246,324
2,600	Darden Restaurants	129,246
2,600	Dillard’s Class A	254,618
29,656	DIRECTV (1)	2,301,306
2,500	Discovery Communications Class A (1)	189,750
3,600	Dollar General (1)	203,184
19,700	Dollar Tree (1)	1,025,779
9,700	Express (1)	141,329
3,700	Foot Locker	172,161
114,500	Ford Motor	1,849,175
2,800	Fossil Group (1)	298,620
12,500	GameStop Class A	496,000
24,800	Gap	974,640
19,200	Garmin	1,096,320
27,200	General Motors	937,856
9,600	Gentex	275,232
14,400	Genuine Parts	1,254,528
8,400	Guess?	226,044
17,000	Hasbro	939,420
70,393	Home Depot	5,596,947
17,600	International Game Technology	220,880
6,000	John Wiley & Sons Class A	344,760
1,100	Johnson Controls	49,654
16,300	Kohl’s	893,077
23,000	Leggett & Platt	755,780
48,100	Lowe’s	2,208,271
8,800	Macy’s	505,384
40,000	Mattel	1,568,600
49,281	McDonald’s	4,996,108
1,400	McGraw-Hill	103,502
11,200	Michael Kors Holdings (1)	1,021,440
11,600	Newell Rubbermaid	349,276
40,200	Nike Class B	2,932,590
7,300	Nordstrom	447,344
21,500	Omnicom Group	1,455,120
800	O’Reilly Automotive (1)	119,032
2,200	Outerwall (1)	152,570
10,100	PetSmart	683,568
4,100	Polaris Industries	550,753
2,500	Priceline Group (1)	2,894,375
5,200	Ralph Lauren Class A	787,124
1,100	Ross Stores	74,888
12,200	Scripps Networks Interactive Class A	915,854
700	Sherwin-Williams	139,888
59,500	Staples	743,750
19,200	Starbucks	1,355,904
6,600	Steven Madden (1)	235,026
2,800	Strayer Education (1)	119,364
20,000	Target	1,235,000
27,145	Time Warner	1,804,057
7,100	Time Warner Cable	1,004,366
21,000	TJX	1,221,780
6,300	TRW Automotive Holdings (1)	506,205
7,400	Tupperware Brands	628,334
61,200	Twenty-First Century Fox Class A	1,959,624
20,600	VF	1,258,454
26,600	Viacom Class B	2,260,468
79,372	Walt Disney	6,297,374
8,100	Whirlpool	1,242,378
1,200	Wynn Resorts	244,668
11,600	Yum! Brands	893,084
7,700	ZAGG (1)	33,495
		81,224,974
	Consumer Staples — 9.5%
94,200	Altria Group	3,778,362
15,100	B&G Foods	495,280
5,200	Brown-Forman Class B	466,544
21,200	Clorox	1,922,840
199,316	Coca-Cola	8,130,100
2,400	Coca-Cola Enterprises	109,056
25,882	Colgate-Palmolive	1,741,859
2,700	Constellation Brands Class A (1)	215,568
12,973	Costco Wholesale	1,500,717
41,517	CVS Caremark	3,019,116
10,400	Dr. Pepper Snapple Group	576,368
5,300	Energizer Holdings	591,957
56,000	General Mills	2,969,120
3,300	Keurig Green Mountain	309,144
29,700	Kimberly-Clark	3,333,825
39,466	Kraft Foods Group	2,244,037
23,800	Kroger	1,095,752

The accompanying notes are an integral part of the financial statements.

Shares		Value $

25,100	Lorillard	1,491,442
34,400	Mondelez International Class A	1,226,360
11,700	Monster Beverage (1)	783,432
6,500	Nu Skin Enterprises Class A	565,500
79,124	PepsiCo	6,795,960
76,491	Philip Morris International	6,534,626
111,311	Procter & Gamble	9,188,723
20,900	Reynolds American	1,179,387
44,900	Sysco	1,635,707
5,000	USANA Health Sciences (1)	339,300
26,041	Walgreen	1,768,184
78,723	Wal-Mart Stores	6,275,010
2,900	Whole Foods Market	144,130
		70,427,406
	Energy — 9.5%
5,300	Alliance Resource Partners LP	493,589
7,400	Anadarko Petroleum	732,748
28,900	Apache	2,508,520
6,200	Arch Coal	28,396
1,600	Baker Hughes	111,840
27,500	Chesapeake Energy	790,625
88,220	Chevron	11,073,374
67,759	ConocoPhillips	5,035,171
5,100	CVR Energy	250,665
25,600	Denbury Resources	430,592
1,200	Devon Energy	84,000
15,700	Diamond Offshore Drilling	857,377
6,200	Dorchester Minerals LP	169,756
25,300	Ensco Class A	1,276,385
12,800	EOG Resources	1,254,400
198,390	ExxonMobil	20,317,120
38,400	Gran Tierra Energy (1)	274,560
18,237	Halliburton	1,150,207
12,200	Helmerich & Payne	1,325,530
15,600	Hess	1,390,896
7,400	HollyFrontier	389,166
52,800	Marathon Oil	1,908,720
19,200	Marathon Petroleum	1,784,640
20,620	Murphy Oil	1,307,927
17,200	National Oilwell Varco	1,350,716
13,300	Natural Resource Partners LP	213,598
2,700	Noble Energy	193,806
45,333	Occidental Petroleum	4,340,635
36,579	Phillips 66	3,044,104
9,900	Renewable Energy Group (1)	116,523
20,700	RPC	460,161
53,072	Schlumberger	5,389,462
6,800	Swift Energy (1)	83,844
16,400	Valero Energy	937,588
		71,076,641
	Financials — 13.6%
1,800	Affiliated Managers Group (1)	356,760
38,200	Aflac	2,395,904
21,300	American Capital (1)	319,287
18,600	American Equity Investment Life Holding	433,752
26,127	American Express	2,284,284
73,300	American International Group	3,894,429
9,400	Apollo Residential Mortgage REIT	151,810
9,400	Aspen Insurance Holdings	430,332
532,050	Bank of America	8,055,237
10,100	Bank of New York Mellon	342,087
60,900	Berkshire Hathaway Class B (1)	7,846,965
2,600	BlackRock Class A	782,600
6,700	BOK Financial	438,314
11,300	Broadridge Financial Solutions	433,242
17,900	Capital One Financial	1,322,810
2,500	Capital Southwest	87,750
3,100	Cash America International	135,005
25,900	Chubb	2,384,872
152,542	Citigroup	7,308,287
27,400	CNO Financial Group	472,650
26,500	Colony Financial REIT	576,375
4,300	CoreSite Realty REIT	130,806
2,300	Credit Acceptance (1)	302,922
20,600	CVB Financial	297,876
800	Diamond Hill Investment Group (1)	94,976
35,518	Discover Financial Services	1,985,456
11,100	Eaton Vance	400,377
19,000	Equifax	1,345,390
2,900	FactSet Research Systems	308,850
2,000	FBL Financial Group Class A	89,420
5,400	First Cash Financial Services (1)	263,358
2,200	First Citizens BancShares Class A	494,758
9,700	First Interstate Bancsystem Class A	241,433
16,400	First Midwest Bancorp	268,468
33,500	Franklin Resources	1,753,725
7,800	Global Payments	521,274
26,523	Goldman Sachs Group	4,238,906
4,300	HCI Group	166,324
43,200	HCP REIT	1,808,352
6,700	HFF Class A (1)	227,800
20,000	Home Loan Servicing Solutions	443,000
12,600	Horace Mann Educators	378,882
15,500	International Bancshares	355,880
9,800	Jack Henry & Associates	540,568
187,663	JPMorgan Chase	10,505,375

The accompanying notes are an integral part of the financial statements.

Shares		Value $

21,600	Lincoln National	1,047,816
7,100	LTC Properties REIT	274,273
12,400	Marsh & McLennan	611,444
23,800	Medical Properties Trust REIT	321,300
23,700	MetLife	1,240,695
14,900	Montpelier Re Holdings	455,642
88,100	Morgan Stanley	2,724,933
38,600	National Penn Bancshares	377,122
1,200	Navigators Group (1)	68,364
11,700	Northern Trust	704,925
30,800	Paychex	1,287,748
7,700	Platinum Underwriters Holdings	482,867
6,900	PNC Financial Services Group	579,876
4,800	Portfolio Recovery Associates (1)	274,320
31,900	Principal Financial Group	1,494,196
12,900	ProAssurance	585,918
10,300	Protective Life	526,845
3,300	Provident Financial Holdings	46,431
5,300	Prudential Financial	427,604
900	Public Storage REIT	157,959
10,400	SEI Investments	336,752
9,600	Select Income REIT	295,488
7,563	Simon Property Group REIT	1,309,912
8,600	StanCorp Financial Group	525,460
23,700	Symetra Financial	489,642
21,800	T. Rowe Price Group	1,790,434
14,600	Torchmark	1,163,620
581	Travelers	52,627
3,200	Trico Bancshares	77,600
23,900	Trustco Bank	157,979
40,751	U.S. Bancorp	1,661,826
13,000	Universal Insurance Holdings	190,190
38,000	Unum Group	1,262,360
2,800	Urstadt Biddle Properties Class A REIT	57,148
1,000	Ventas REIT	66,080
2,300	Waddell & Reed Financial Class A	155,135
24,100	Washington Federal	520,078
191,472	Wells Fargo	9,504,670
1,400	World Acceptance (1)	101,640
5,400	Zions Bancorporation	156,168
		101,182,015
	Healthcare — 13.9%
28,833	Abbott Laboratories	1,116,991
92,990	AbbVie	4,842,919
7,313	Aetna	522,514
6,100	Alexion Pharmaceuticals (1)	965,020
5,400	Allergan	895,536
40,426	Amgen	4,517,606
10,000	Amsurg Class A (1)	433,100
39,072	Baxter International	2,844,051
20,300	Becton Dickinson	2,294,509
11,800	Biogen Idec (1)	3,388,016
63,571	Bristol-Myers Squibb	3,184,271
20,400	Cardinal Health	1,418,004
23,900	Celgene (1)	3,513,539
6,600	Charles River Laboratories International (1)	354,552
6,600	Chemed	549,582
3,600	CIGNA	288,144
4,800	Computer Programs & Systems	303,024
6,900	Corvel (1)	314,226
1,500	Covance (1)	132,420
12,200	CR Bard	1,675,426
67,461	Eli Lilly	3,986,945
15,324	Express Scripts Holding (1)	1,020,272
78,504	Gilead Sciences (1)	6,161,779
10,500	Henry Schein (1)	1,199,415
1,900	Humana	208,525
200	Intuitive Surgical (1)	72,340
136,184	Johnson & Johnson	13,794,077
14,300	Laboratory Corp. of America Holdings (1)	1,411,410
4,700	McKesson	795,193
67,503	Medtronic	3,970,526
153,807	Merck	9,006,938
14,000	Meridian Bioscience	279,580
2,600	Mettler-Toledo International (1)	606,112
4,800	Myriad Genetics (1)	202,608
3,600	Patterson	146,520
27,100	PDL BioPharma	230,079
319,547	Pfizer	9,995,430
21,000	Quality Systems	310,170
12,600	Quest Diagnostics	704,718
21,700	ResMed	1,081,745
23,300	St. Jude Medical	1,478,851
30,199	Stryker	2,347,972
5,458	Taro Pharmaceutical Industries (1)	615,035
3,500	Techne	312,585
15,700	Thermo Fisher Scientific	1,789,800
8,100	U.S. Physical Therapy	249,885
5,100	United Therapeutics (1)	510,051
47,200	UnitedHealth Group	3,541,888
6,200	Varian Medical Systems (1)	493,210
8,408	Waters (1)	828,524
7,500	WellPoint	755,100
22,300	Zimmer Holdings	2,158,640
		103,819,373

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Industrials — 11.5%
35,635	3M	4,956,472
12,500	ADT	378,000
12,000	AGCO	668,400
7,100	Alaska Air Group	667,968
3,000	Argan (1)	80,310
15,000	Babcock & Wilcox	521,850
24,200	Boeing	3,122,284
14,308	Caterpillar	1,508,063
16,100	Cintas	948,773
8,800	Crane	640,024
85,898	CSX	2,424,042
15,100	Cummins	2,277,835
41,300	Danaher	3,030,594
28,100	Deere	2,622,854
59,400	Delta Air Lines	2,187,702
8,000	Deluxe	439,600
19,900	Dover	1,719,360
3,500	Engility Holdings (1)	152,740
14,600	Exelis	270,684
11,000	FedEx	1,498,750
16,800	Flowserve	1,227,240
6,200	Forward Air	274,226
11,147	General Dynamics	1,220,039
387,089	General Electric	10,408,823
8,600	Graco	623,500
41,491	Honeywell International	3,854,514
3,300	Hubbell Class B	388,476
2,200	Hyster-Yale Materials Handling Class A	212,058
10,100	IDEX	753,157
30,100	Illinois Tool Works	2,565,423
14,300	ITT	616,902
13,800	Joy Global	833,244
16,800	Kla-Tencor	1,075,032
4,100	L-3 Communications Holdings	473,017
6,200	Landstar System	390,538
9,700	Lincoln Electric Holdings	648,057
15,100	Lockheed Martin	2,478,514
7,100	MFC Industrial	52,966
7,000	MSC Industrial Direct Class A	637,420
21,293	Norfolk Southern	2,012,827
16,100	Northrop Grumman	1,956,311
8,800	Oshkosh	488,488
16,300	Parker Hannifin	2,068,144
34,300	Pitney Bowes	919,240
3,400	Precision Castparts	860,506
20,800	Raytheon	1,985,984
14,800	Rockwell Automation	1,763,864
13,200	Rockwell Collins	1,024,980
23,800	RR Donnelley & Sons	418,880
29,700	Southwest Airlines	717,849
8,100	Toro	514,674
23,800	Union Pacific	4,532,234
18,864	United Parcel Service Class B	1,858,104
42,695	United Technologies	5,052,099
4,400	Valmont Industries	655,204
4,000	Waste Management	177,800
		85,856,639
	Information Technology — 17.8%
24,900	Analog Devices	1,277,121
4,200	Anixter International (1)	411,516
41,439	Apple	24,452,740
10,300	Automatic Data Processing	802,988
17,200	Booz Allen Hamilton Holding Class A	399,728
25,700	Broadcom Class A	791,817
46,300	Brocade Communications Systems (1)	431,053
42,000	CA	1,265,880
261,285	Cisco Systems	6,038,296
9,300	Citrix Systems (1)	551,583
21,600	Cognizant Technology Solutions Class A (1)	1,034,748
85,100	Corning	1,779,441
5,500	CSG Systems International	144,980
16,400	Dice Holdings (1)	125,460
7,200	Dolby Laboratories Class A (1)	286,920
39,000	eBay (1)	2,021,370
10,800	Ebix	170,424
120,100	EMC	3,098,580
7,500	ExlService Holdings (1)	212,212
6,900	F5 Networks (1)	725,673
60,100	Facebook Class A (1)	3,592,778
12,649	Google Class A (1)	6,765,697
12,149	Google Class C (1)	6,398,392
13,067	Harris	960,686
105,033	Hewlett-Packard	3,472,391
245,574	Intel	6,554,370
4,700	InterDigital	163,184
46,194	International Business Machines	9,075,735
2,200	Intuit	166,650
5,800	j2 Global	268,888
9,950	Knowles (1)	277,904
21,300	Kulicke & Soffa Industries (1)	313,323
9,500	Lexmark International Class A	408,500
26,000	Linear Technology	1,157,000
36,700	MasterCard Class A	2,699,285

The accompanying notes are an integral part of the financial statements.

Shares		Value $

16,800	Maxim Integrated Products	544,992
14,900	Micron Technology (1)	389,188
346,350	Microsoft	13,992,540
33,200	NetApp	1,182,252
55,600	NVIDIA	1,026,932
5,300	OmniVision Technologies (1)	103,509
172,081	Oracle	7,034,671
4,800	Plantronics	209,136
83,277	QUALCOMM	6,554,733
9,600	SanDisk	815,712
7,900	SolarWinds (1)	318,528
65,200	Symantec	1,322,256
4,500	Synaptics (1)	279,675
1,500	Syntel (1)	120,480
16,200	Teradata (1)	736,452
66,222	Texas Instruments	3,009,790
19,100	Visa Class A	3,869,851
17,500	Western Digital	1,542,275
54,800	Western Union	869,676
14,700	Xilinx	693,693
		132,913,654
	Materials — 1.9%
1,600	Air Products & Chemicals	188,032
3,700	Albemarle	248,048
4,982	CF Industries Holdings	1,221,437
11,800	Cliffs Natural Resources	209,096
8,100	Coeur Mining (1)	70,146
59,200	Dow Chemical	2,954,080
27,900	E.I. du Pont de Nemours	1,878,228
69,900	Freeport-McMoRan Copper & Gold	2,402,463
9,400	FutureFuel	188,658
3,700	International Paper	172,605
15,240	Monsanto	1,687,068
10,700	Mosaic	535,428
1,200	NewMarket	446,784
1,300	PPG Industries	251,706
6,900	Praxair	900,795
4,400	Schweitzer-Mauduit International	192,016
6,500	Scotts Miracle-Gro Class A	397,865
1,500	Terra Nitrogen LP	224,415
		14,168,870
	Telecommunication Services — 2.5%
256,039	AT&T	9,140,592
8,700	Inteliquent	118,668
19,200	Iridium Communications (1)	128,064
188,530	Verizon Communications	8,810,007
		18,197,331
	Utilities — 1.0%
4,300	Dominion Resources	311,922
16,333	Duke Energy	1,216,645
46,471	Emerson Electric	3,168,393
3,300	Exelon	115,599
7,500	NeuStar Class A (1)	192,900
8,600	NextEra Energy	858,710
2,100	PPL	70,014
31,908	Southern	1,462,344
		7,396,527
	Total United States	686,263,430

	TOTAL COMMON STOCK (Cost $540,819,830)	725,125,649

	TOTAL INVESTMENTS — 97.3% (Cost $540,819,830)	725,125,649

	OTHER ASSETS LESS LIABILITIES — 2.7%	20,446,489

	NET ASSETS — 100%	$745,572,138

(1)	Denotes non-income producing security.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
S&P 500 Index E-MINI	160	Jun-2014	$137,626

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
State Street Bank	6/5/14	CAD	14,390,335	USD	13,040,393	$(77,196)

ADR — American Depositary Receipt

CAD — Canadian Dollar

LP — Limited Partnership

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD — United States Dollar

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$725,125,649	$—	$—	$725,125,649

Total Investments in Securities	$725,125,649	$—	$—	$725,125,649

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures — Unrealized Appreciation	$137,626	$—	$—	$137,626
Forwards — Unrealized Depreciation	—	(77,196)	—	(77,196)
Total Other Financial Instruments	$137,626	$(77,196)	$—	$60,430

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

April 30, 2014 (unaudited)

Shares		Value $

	COMMON STOCK — 92.0%
	Consumer Discretionary — 14.2%
49,600	AMC Entertainment Holdings Class A	1,147,744
136,200	American Eagle Outfitters	1,574,472
22,100	Bally Technologies (1)	1,438,931
27,100	Brunswick	1,089,149
98,400	Callaway Golf	857,064
83,100	Chegg (1)	437,937
48,900	ClubCorp Holdings	921,276
8,900	Domino’s Pizza	661,982
47,500	Finish Line Class A	1,307,675
17,500	Fortune Brands Home & Security	697,375
28,200	Fox Factory Holding (1)	479,118
12,300	Harman International Industries	1,348,203
21,300	Home Inns & Hotels Management ADR (1)	605,346
34,900	Ignite Restaurant Group (1)	493,486
16,200	John Wiley & Sons Class A	930,852
13,600	Matthews International Class A	548,760
23,400	National CineMedia	355,446
18,400	Red Robin Gourmet Burgers (1)	1,250,832
30,100	Six Flags Entertainment	1,208,214
30,100	Steven Madden (1)	1,071,861
36,108	Waste Connections	1,612,583
		20,038,306
	Consumer Staples — 1.1%
4,700	Core-Mark Holding	378,538
76,350	Dean Foods	1,209,384
		1,587,922
	Financial Services — 17.2%
17,800	Amerisafe	759,170
24,815	Blackstone Mortgage Trust Class A REIT	705,491
59,400	Brown & Brown	1,768,932
41,800	CoreLogic (1)	1,171,654
13,500	Eagle Bancorp (1)	450,765
24,359	Equity Lifestyle Properties REIT	1,019,911
1,700	First Citizens BancShares Class A	382,313
11,900	First Financial Holdings	683,893
64,400	First Horizon National	739,956
32,400	FirstMerit	628,236
62,400	FXCM Class A	965,952
40,200	Golub Capital BDC	672,144
16,200	Heartland Financial USA	393,660
25,500	Heritage Financial	412,080
25,700	HFF Class A (1)	873,800
60,300	Kennedy-Wilson Holdings	1,316,952
19,700	Lakeland Financial	721,020
20,618	LaSalle Hotel Properties REIT	682,043
1,366	Markel (1)	855,007
22,969	Mid-America Apartment Communities REIT	1,599,791
90,100	Old National Bancorp	1,272,212
9,000	PacWest Bancorp	354,330
82,395	Parkway Properties REIT	1,553,970
23,100	ProAssurance	1,049,202
21,936	Redwood Trust REIT	478,205
16,100	Reinsurance Group of America Class A	1,235,031
22,300	Simmons First National Class A	806,368
15,429	Stifel Financial (1)	721,614
		24,273,702
	Healthcare — 11.5%
24,600	Aerie Pharmaceuticals (1)	385,236
14,500	Centene (1)	962,800
18,900	Cepheid (1)	821,772
5,700	Cooper	751,887
18,000	Fluidigm (1)	676,080
16,200	Haemonetics (1)	491,832
41,100	HealthSouth	1,423,704
218,800	Lexicon Pharmaceuticals (1)	336,952
25,400	LifePoint Hospitals (1)	1,420,368
16,300	Masimo (1)	436,188
14,600	Medicines (1)	388,360
17,500	NanoString Technologies (1)	283,850
41,100	Parexel International (1)	1,863,885
30,160	Premier Class A (1)	904,800
9,200	Salix Pharmaceuticals (1)	1,012,000
13,200	Sirona Dental Systems (1)	992,904
22,600	Spectranetics (1)	480,476
16,800	Surgical Care Affiliates (1)	493,584
6,000	Techne	535,860
16,000	Trinity Biotech ADR	392,160
107,418	Unilife (1)	349,109
17,700	West Pharmaceutical Services	767,826
		16,171,633
	Materials & Processing — 9.5%
38,900	Beacon Roofing Supply (1)	1,384,062
90,500	Berry Plastics Group (1)	2,035,345
12,400	Compass Minerals International	1,135,840
36,100	Hexcel (1)	1,505,009
18,400	Horsehead Holding (1)	286,856
7,000	Innophos Holdings	395,080
22,500	Minerals Technologies	1,338,525
22,800	MRC Global (1)	665,532
31,400	Olin	882,340

The accompanying notes are an integral part of the financial statements.

Shares		Value $

15,200	Packaging Corp. of America	1,012,776
45,502	Pretium Resources (1)	295,763
33,700	Simpson Manufacturing	1,105,023
33,000	Steel Dynamics	602,910
13,000	Universal Forest Products	656,370
		13,301,431
	Other Energy — 2.9%
26,700	Carrizo Oil & Gas (1)	1,469,034
18,800	Helix Energy Solutions Group (1)	451,952
79,900	Jones Energy Class A (1)	1,236,053
19,700	Laredo Petroleum Holdings (1)	575,831
34,000	StealthGas (1)	368,560
		4,101,430
	Producer Durables — 17.5%
51,300	ABM Industries	1,389,717
8,300	Allegiant Travel Class A (1)	974,835
25,400	Applied Industrial Technologies	1,217,168
12,000	Belden	885,720
10,000	Bristow Group	768,000
43,400	Compass Diversified Holdings LP	802,466
80,400	Cott	652,848
21,100	Dycom Industries (1)	662,540
25,900	EnerSys	1,750,322
11,000	Genesee & Wyoming Class A (1)	1,089,110
41,900	Herman Miller	1,291,777
17,916	IDEX	1,335,996
21,000	MTS Systems	1,353,870
22,300	MYR Group (1)	523,158
15,800	On Assignment (1)	553,000
10,800	OSI Systems (1)	602,748
64,300	Pinnacle Foods	1,954,720
14,400	Powell Industries	911,808
23,800	Primoris Services	665,924
16,800	Regal-Beloit	1,255,464
28,700	Roadrunner Transportation Systems (1)	706,881
22,934	SP Plus (1)	560,048
16,500	Spirit Airlines (1)	937,860
10,286	Teekay	577,148
5,200	Towers Watson Class A	583,544
16,200	US Ecology	723,330
		24,730,002
	Technology — 14.0%
28,400	AOL (1)	1,215,804
177,700	Atmel (1)	1,380,729
94,500	Cadence Design Systems (1)	1,470,420
31,500	Ciena (1)	622,755
188,700	Cinedigm Class A (1)	471,750
57,900	Entegris (1)	642,111
22,600	EPAM Systems (1)	703,538
34,800	Fabrinet (1)	751,680
64,200	Fairchild Semiconductor International Class A (1)	817,266
44,200	Finisar (1)	1,155,830
37,900	Fortinet (1)	833,042
7,100	Gartner (1)	489,474
54,300	Integrated Device Technology (1)	633,681
57,600	JDS Uniphase (1)	729,792
16,100	Knowles (1)	449,673
42,300	M/A-COM Technology Solutions Holdings (1)	740,673
9,600	Monolithic Power Systems (1)	356,160
36,200	Nanometrics (1)	588,612
33,800	Netscout Systems (1)	1,316,848
44,260	PTC (1)	1,565,476
87,000	Sapient (1)	1,415,490
31,583	Verint Systems (1)	1,382,388
		19,733,192
	Utilities — 4.1%
20,600	IDACORP	1,156,484
54,922	NorthWestern	2,657,126
19,300	SJW	525,539
24,600	UNS Energy	1,477,476
		5,816,625
	TOTAL COMMON STOCK (Cost $99,016,700)	129,754,243

	TOTAL INVESTMENTS — 92.0% (Cost $99,016,700)	129,754,243

	OTHER ASSETS LESS LIABILITIES — 8.0%	11,349,119

	NET ASSETS — 100%	$141,103,362

(1)	Denotes non-income producing security.

ADR — American Depositary Receipt

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$129,754,243	$—	$—	$129,754,243

Total Investments in Securities	$129,754,243	$—	$—	$129,754,243

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

April 30, 2014 (unaudited)

Shares		Value $

	COMMON STOCK — 94.5%
	Auto & Transportation — 1.6%
12,900	Ryder System	1,060,122

	Consumer Discretionary — 19.9%
5,800	Advance Auto Parts	703,482
8,600	Bally Technologies (1)	559,946
24,900	BRP (1)	670,179
13,100	Brunswick	526,489
4,700	Domino’s Pizza	349,586
17,400	Fortune Brands Home & Security	693,390
4,200	Fossil Group (1)	447,930
19,400	Gannett	527,098
900	Graham Holdings Class B	604,107
8,800	Hanesbrands	722,392
5,600	Harman International Industries	613,816
11,448	Jack in the Box (1)	612,926
5,200	John Wiley & Sons Class A	298,792
24,600	KAR Auction Services	732,588
6,112	Ross Stores	416,105
13,400	Six Flags Entertainment	537,876
10,400	Snap-on	1,206,400
13,000	Sotheby’s	546,780
20,000	Urban Outfitters (1)	713,100
13,200	VeriSign (1)	622,776
15,076	Waste Connections	673,294
		12,779,052
	Consumer Staples — 1.0%
22,976	WhiteWave Foods Class A (1)	636,205

	Financial Services — 18.8%
2,889	Affiliated Managers Group (1)	572,600
3,943	Alexandria REIT	291,072
14,963	Apartment Investment & Management Class A REIT	461,310
24,400	Ares Capital	418,948
11,414	Arthur J Gallagher	513,858
4,600	Blackstone Mortgage Trust Class A REIT	130,778
14,805	Commerce Bancshares	643,721
19,200	CoreLogic (1)	538,176
6,000	Cullen/Frost Bankers	458,460
7,453	Equity Lifestyle Properties REIT	312,057
800	First Citizens BancShares Class A	179,912
27,000	First Horizon National	310,230
3,000	First Republic Bank	152,280
17,395	HCC Insurance Holdings	799,126
81,200	Huntington Bancshares	743,792
17,056	Parkway Properties REIT	321,676
8,128	PartnerRe	856,691
9,570	PennyMac Mortgage Investment Trust REIT	224,321
10,100	ProAssurance	458,742
11,800	Raymond James Financial	586,460
6,800	Reinsurance Group of America Class A	521,628
4,100	Torchmark	326,770
9,700	Unum Group	322,234
25,854	Vantiv Class A (1)	795,011
14,300	WR Berkley	632,632
16,700	Zions Bancorporation	482,964
		12,055,449
	Healthcare — 11.2%
21,000	CareFusion (1)	820,260
11,784	Envision Healthcare Holdings (1)	398,182
18,200	Exact Sciences (1)	218,400
5,069	Henry Schein (1)	579,032
6,800	IMS Health Holdings (1)	161,432
10,600	LifePoint Hospitals (1)	592,752
7,700	Masimo (1)	206,052
17,600	Parexel International (1)	798,160
9,800	PerkinElmer	411,306
13,839	Premier Class A (1)	415,170
11,518	Quintiles Transnational Holdings (1)	542,843
3,800	Salix Pharmaceuticals (1)	418,000
4,700	Sirona Dental Systems (1)	353,534
10,117	Universal Health Services Class B	827,469
7,600	West Pharmaceutical Services	329,688
4,800	Wright Medical Group (1)	131,280
		7,203,560
	Materials & Processing — 8.1%
5,253	Airgas	558,184
42,700	Berry Plastics Group (1)	960,323
8,900	CLARCOR	514,064
17,600	Hexcel (1)	733,744
23,200	Interface Class A	417,368
8,700	Minerals Technologies	517,563
7,100	Reliance Steel & Aluminum	502,822
23,800	Sealed Air	816,578
26,600	Yamana Gold	198,968
		5,219,614
	Other Energy — 4.1%
1,100	Concho Resources (1)	143,495
53,200	Denbury Resources	894,824
6,700	Energen	521,997
30,800	EP Energy Class A (1)	598,444
1,643	Oil States International (1)	159,601

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,500	Superior Energy Services	312,740
		2,631,101
	Producer Durables — 12.1%
8,200	AGCO	456,740
7,200	Alaska Air Group	677,376
18,400	Allison Transmission Holdings Class A	549,056
13,100	Applied Industrial Technologies	627,752
7,100	Carlisle	583,975
17,800	Copart (1)	645,606
5,200	Dover	449,280
2,700	Genesee & Wyoming Class A (1)	267,327
3,700	Graco	268,250
5,491	IDEX	409,464
9,300	Quanta Services (1)	328,104
8,100	Regal-Beloit	605,313
20,700	Rollins	622,656
7,400	Spirit Airlines (1)	420,616
5,100	Terex	220,779
2,300	Towers Watson Class A	258,106
6,251	Verisk Analytics Class A (1)	375,623
		7,766,023
	Technology — 14.6%
12,623	Amdocs	587,348
16,700	AOL (1)	714,927
13,357	Arrow Electronics (1)	758,010
50,900	Atmel (1)	395,493
16,100	Avnet	694,393
11,400	CDW	321,366
11,400	Finisar (1)	298,110
6,500	Gartner (1)	448,110
9,900	Informatica (1)	350,955
19,400	Integrated Device Technology (1)	226,398
2,400	IPG Photonics (1)	155,112
34,700	JDS Uniphase (1)	439,649
8,000	Knowles (1)	223,440
13,900	Linear Technology	618,550
9,400	Microchip Technology	446,876
12,800	MICROS Systems (1)	659,200
19,100	PTC (1)	675,567
22,000	Sabre (1)	362,340
5,700	SBA Communications Class A (1)	511,632
12,494	Synopsys (1)	470,024
		9,357,500
	Utilities — 3.1%
17,500	NorthWestern	846,650
13,600	Portland General Electric	455,192
10,800	Questar	262,224
12,900	Westar Energy Class A	462,852
		2,026,918
	TOTAL COMMON STOCK (Cost $46,240,577)	60,735,544

	TOTAL INVESTMENTS — 94.5% (Cost $46,240,577)	60,735,544

	OTHER ASSETS LESS LIABILITIES — 5.5%	3,528,274

	NET ASSETS — 100%	$64,263,818

(1)	Denotes non-income producing security.

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$60,735,544	$—	$—	$60,735,544

Total Investments in Securities	$60,735,544	$—	$—	$60,735,544

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

April 30, 2014 (unaudited)

Shares		Value $

	COMMON STOCK — 95.0%
	Brazil — 10.6%
2,599,520	Ambev ADR	18,846,520
846,481	Banco Bradesco ADR	12,587,172
297,000	BB Seguridade Participacoes	3,496,468
700,900	BR Malls Participacoes	6,060,479
105,023	BRF ADR	2,373,520
1,404,556	Cia de Concessoes Rodoviarias	11,010,938
669,900	Cielo	11,684,005
690,100	Gerdau ADR	4,147,501
362,605	Iochpe-Maxion	3,268,690
178,100	Kroton Educacional	3,786,048
325,078	Petroleo Brasileiro ADR (1)	4,512,083
920,696	Petroleo Brasileiro Class A ADR (1)	13,626,301
132,400	Telefonica Brasil ADR	2,806,880
392,500	Ultrapar Participacoes	9,790,716
33,400	Ultrapar Participacoes ADR	831,326
824,100	Vale Class B ADR	10,894,602
		119,723,249
	China — 19.5%
1,973,500	AAC Technologies Holdings	11,021,940
42,485,320	China Construction Bank Class H	29,317,416
3,496,000	China Life Insurance Class H	9,009,484
1,233,500	China Mobile	11,725,724
4,750,600	China Pacific Insurance Group Class H	14,889,762
35,827,600	China Petroleum & Chemical Class H	31,654,926
1,362,500	Chongqing Changan Automobile Class B	2,460,354
10,996,000	CNOOC	18,182,591
678,500	Great Wall Motor Class H	3,071,779
1,245,500	Hengan International Group	13,116,952
21,707,565	Industrial & Commercial Bank of China Class H	12,935,586
225,200	Mindray Medical International ADR	7,445,112
3,703,000	Sun Art Retail Group	4,824,009
549,700	Tencent Holdings	34,259,868
334,000	Tsingtao Brewery Class H	2,431,887
1,640,200	Weichai Power Class H	5,712,071
125,034	Yum! Brands	9,626,368
		221,685,829
	Czech Republic — 0.3%
12,596	Komercni Banka	2,902,429

	Egypt — 0.2%
457,692	Commercial International Bank	2,448,627

	Greece — 0.6%
3,792,253	Alpha Bank (1)	3,667,037
234,413	Hellenic Telecommunications Organization (1)	3,736,689
		7,403,726
	Hong Kong — 2.4%
3,315,200	AIA Group	16,077,947
7,218,000	Brilliance China Automotive Holdings	11,153,385
		27,231,332
	Hungary — 1.4%
641,089	OTP Bank	12,209,700
231,054	Richter Gedeon Nyrt	3,955,313
		16,165,013
	India — 6.6%
460,618	Axis Bank	11,586,664
575,700	Coal India	2,785,676
1,200,188	HDFC Bank	14,352,907
118,100	HDFC Bank ADR	4,729,905
6,320	Infosys	333,295
482,263	Lupin	7,912,583
795,109	Reliance Industries	12,336,285
379,516	Tata Consultancy Services	13,774,955
724,691	Tata Motors	4,983,264
67,159	Tata Motors ADR	2,513,090
		75,308,624
	Indonesia — 0.7%
4,621,500	Bank Mandiri	3,927,366
20,280,800	Telekomunikasi Indonesia Persero	3,973,188
		7,900,554
	Malaysia — 0.9%
456,400	Axiata Group	940,613
2,220,603	CIMB Group Holdings	5,106,945
1,480,500	Genting (1)	4,443,087
		10,490,645
	Mexico — 3.6%
1,906,564	Alfa Class A	5,036,468
227,842	America Movil ADR	4,575,067
520,160	Cemex ADR (1)	6,574,822
81,600	Fomento Economico Mexicano ADR	7,406,832

The accompanying notes are an integral part of the financial statements.

Shares		Value $

473,943	Grupo Financiero Banorte Class O	3,147,726
362,600	Grupo Financiero Santander Mexico ADR	4,314,940
1,906,400	Grupo Mexico	5,741,313
1,547,400	Wal-Mart de Mexico	3,914,998
		40,712,166
	Philippines — 1.0%
4,470,100	Alliance Global Group	3,123,455
8,762,700	Ayala Land	5,916,493
1,264,900	Robinsons Retail Holdings (1)	1,901,039
		10,940,987
	Poland — 1.7%
165,436	Jeronimo Martins SGPS	2,893,064
116,315	KGHM Polska Miedz (1)	4,204,805
902,660	Powszechna Kasa Oszczednosci Bank Polski	12,372,761
		19,470,630
	Qatar — 1.1%
78,175	Gulf International Services OSC	1,932,447
196,735	Qatar National Bank	10,266,737
		12,199,184
	Russia — 4.6%
1,243,891	Gazprom ADR	8,999,551
372,866	LUKOIL ADR	19,732,069
34,622	Magnit GDR	1,628,965
68,609	Mail.ru Group GDR (1)	1,864,106
92,430	MMC Norilsk Nickel ADR	1,666,513
429,400	Mobile Telesystems ADR	7,196,744
851,416	Sberbank ADR (1)	7,177,437
118,589	Tatneft OAO ADR	4,067,603
		52,332,988
	South Africa — 2.7%
106,579	Naspers Class N	10,049,557
177,950	Sasol	9,984,517
238,032	Shoprite Holdings	3,975,081
935,022	Woolworths Holdings	6,354,648
		30,363,803
	South Korea — 19.9%
232,610	Cheil Worldwide (1)	5,650,354
358,660	DGB Financial Group	5,432,139
478,600	Hana Financial Group	16,836,456
129,070	Hankook Tire	7,457,156
43,444	Hyundai Department Store	5,591,844
14,196	Hyundai Engineering & Construction	766,609
169,796	Hyundai Motor	37,794,522
36,174	KT&G	2,898,681
72,649	LG Chem	18,490,939
232,240	LG Display (1)	6,169,542
17,731	LG Household & Health Care	8,099,324
12,789	NAVER	9,134,116
48,282	Samsung Electronics	62,753,049
58,280	Samsung Heavy Industries	1,590,531
248,570	Shinhan Financial Group	10,825,172
272,690	SK Hynix (1)	10,595,668
50,537	SK Innovation	5,771,185
47,016	SK Telecom	9,714,426
		225,571,713
	Taiwan — 11.9%
4,133,000	Advanced Semiconductor Engineering	4,790,218
413,000	Catcher Technology	3,480,644
9,915,228	Cathay Financial Holding	13,987,308
14,119,150	CTBC Financial Holding	8,392,567
168,000	Eclat Textile	1,835,883
2,244,480	Formosa Plastics	5,782,520
9,787,581	Hon Hai Precision Industry	28,068,233
1,060,000	MediaTek	16,567,985
3,613,337	Taiwan Cement	5,731,467
11,736,139	Taiwan Semiconductor Manufacturing	46,053,794
		134,690,619
	Thailand — 2.3%
189,500	Bangkok Bank	1,106,783
1,763,000	Kasikornbank	10,705,485
136,100	Kasikornbank NVDR	805,413
14,439,600	Land & Houses NVDR	4,417,554
729,100	PTT	7,052,172
172,600	PTT NVDR	1,669,462
		25,756,869
	Turkey — 1.7%
1,918,187	Akbank	6,695,100
136,048	Tupras Turkiye Petrol Rafinerileri	3,060,444
1,044,403	Turk Hava Yollari (1)	3,338,647
1,019,380	Turkcell Iletisim Hizmetleri (1)	5,937,995
		19,032,186
	United Arab Emirates — 1.3%
5,114,630	Emaar Properties PJSC	15,178,390

	TOTAL COMMON STOCK (Cost $997,223,335)	1,077,509,563

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	PREFERRED STOCK — 3.1%
	Brazil — 3.1%
1,841,816	Itau Unibanco Holding ADR	30,132,110
423,300	Vale Class B ADR	5,024,571

	TOTAL PREFERRED STOCK (Cost $35,765,226)	35,156,681

	EQUITY-LINKED WARRANTS (1) (3) — 0.3%
	Russia — 0.3%
16,134	Magnit Expires 08/14/15 (Cost $3,846,306)	3,163,716

	WARRANTS (1) (2) (4) — 0.1%
	Thailand — 0.1%
2,887,920	Land & Houses NVDR Expires 12/31/20 (Cost $—)	571,158

	TOTAL INVESTMENTS — 98.5% (Cost $1,036,834,867)	1,116,401,118

	OTHER ASSETS LESS LIABILITIES — 1.5%	17,381,255

	NET ASSETS — 100%	$1,133,782,373

(1)	Denotes non-income producing security.
(2)	Security considered illiquid. On April 30, 2014 the value of these securities amounted to $571,158, representing 0.1% of the net assets of the Fund.
(3)	Security is not readily marketable
(4)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non Voting Depository Receipt

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total

Common Stock (2)	$1,077,509,563	$—	$—	$1,077,509,563
Preferred Stock	35,156,681	—	—	35,156,681
Equity-Linked Warrants	—	3,163,716	—	3,163,716
Warrants	—	571,158	—	571,158

Total Investments in Securities	$1,112,666,244	$3,734,874	$—	$1,116,401,118

(1)         There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)         All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Multi-Cap Equity Fund

Schedule of Investments

April 30, 2014 (unaudited)

Shares		Value $

	COMMON STOCK — 88.4%
	Brazil — 9.1%
16,300	Ambev	118,791
8,100	Banco Santander Brasil ADR	53,865
3,000	CETIP - Mercados Organizados	38,036
4,900	Cia de Saneamento Basico do Estado de Sao Paulo (1)	46,478
9,661	Cia Energetica de Minas Gerais ADR	72,844
3,600	Cia Hering	38,394
3,600	Cia Paranaense de Energia ADR	51,660
4,500	Cielo	78,486
19,700	EcoRodovias Infraestrutura e Logistica	116,270
2,800	Eternit	10,900
2,200	Even Construtora e Incorporadora	7,153
1,800	Ez Tec Empreendimentos e Participacoes	21,877
3,700	Gerdau ADR	22,237
11,000	Grendene	69,313
3,600	Helbor Empreendimentos	12,109
6,000	Mahle-Metal Leve Industria e Comercio	58,715
5,600	MRV Engenharia e Participacoes	17,781
4,000	Multiplus	51,163
8,500	Natura Cosmeticos	146,384
22,000	Odontoprev	88,799
7,000	Petroleo Brasileiro ADR (1)	97,160
7,300	Petroleo Brasileiro Class A ADR (1)	108,040
1,900	Rodobens Negocios Imobiliarios	9,850
8,500	Santos Brasil Participacoes	65,949
621	Smiles	11,795
6,500	Souza Cruz	59,644
7,200	Telefonica Brasil ADR	152,640
8,400	Totvs	137,843
3,522	TPI - Triunfo Participacoes e Investimentos	13,790
3,600	Tractebel Energia	52,892
5,100	Transmissora Alianca de Energia Eletrica	45,013
10,400	Vale	137,407
6,890	WEG	82,813
		2,096,091
	Chile — 1.1%
35,913	AFP Habitat	49,899
33,794	Aguas Andinas Class A	20,848
1,038	Antarchile	13,705
12,192	Forus	51,425
1,762	Gasco	15,458
30,829	Inversiones Aguas Metropolitanas	51,030
1,500	Sociedad Quimica y Minera de Chile ADR	47,850
		250,215
	China — 10.1%
35,000	361 Degrees International	8,036
88,000	Agricultural Bank of China Class H	36,889
417,000	Bank of China Class H	183,410
221,000	Bank of Communications Class H	137,395
30,000	Baoye Group Class H	17,800
1,100	Changyou.com ADR (1)	30,833
117,000	China CITIC Bank Class H	69,721
296,000	China Construction Bank Class H	204,258
322,000	China Lumena New Materials (1) (2) (3)	51,916
36,000	China Petroleum & Chemical Class H	31,807
28,000	China Shanshui Cement Group	10,798
4,500	China Shenhua Energy Class H	12,189
35,000	China Shineway Pharmaceutical Group	61,306
32,800	China Zhongwang Holdings	10,238
69,000	Chongqing Rural Commercial Bank Class H	30,259
29,000	Golden Eagle Retail Group	37,405
16,000	Great Wall Motor Class H	72,437
18,000	Harbin Electric Class H	10,517
72,000	HOSA International	22,381
339,000	Industrial & Commercial Bank of China Class H	202,011
96,000	Jiangsu Expressway Class H	108,098
29,000	Jiangxi Copper Class H	47,879
42,000	Jingwei Textile Machinery Class H	36,838
6,000	Kingsoft	18,458
2,500	Mindray Medical International ADR	82,650
900	NetEase ADR	61,281
91,000	Pacific Online	49,297
110,500	Parkson Retail Group	32,353
89,000	Peak Sport Products	24,911
73,000	Prince Frog International Holdings	20,997
16,000	Shenzhou International Group Holdings	55,102
81,000	Sihuan Pharmaceutical Holdings Group	89,223
20,000	SinoMedia Holding	17,542
26,500	SOHO China	21,089
1,200	Sohu.com (1)	66,204
500	SouFun Holdings ADR	5,885
300	Tencent Holdings	18,697

The accompanying notes are an integral part of the financial statements.

Shares		Value $

39,000	Travelsky Technology Class H	29,729
17,500	Weiqiao Textile Class H	9,751
1,400	WuXi PharmaTech Cayman ADR (1)	47,600
68,000	Xiamen International Port Class H	10,086
55,000	Xingda International Holdings	24,191
88,000	Xinhua Winshare Publishing and Media Class H	55,731
17,000	Zhaojin Mining Industry	10,196
98,000	Zhejiang Expressway Class H	84,817
67,600	Zoomlion Heavy Industry Science and Technology Class H	45,079
		2,315,290
	Colombia — 0.5%
2,900	Ecopetrol ADR	108,721

	Czech Republic — 0.7%
825	CEZ	24,805
4,198	Fortuna Entertainment Group	27,938
301	Komercni Banka	69,358
3,204	Telefonica Czech Republic (1)	48,538
		170,639
	Egypt — 1.4%
4,304	Alexandria Mineral Oils	47,803
13,161	Commercial International Bank	70,410
3,623	Eastern Tobacco	86,341
254,024	Orascom Telecom Media And Technology Holding SAE (1)	45,675
32,015	Telecom Egypt	67,662
		317,891
	Greece — 0.4%
2,837	Metka	50,773
2,622	OPAP	41,833
		92,606
	Hong Kong — 7.0%
12,000	Agile Property Holdings	9,736
140,000	Anxin-China Holdings	22,030
67,000	Belle International Holdings	69,394
80,000	Bolina Holding	28,892
206,000	Bosideng International Holdings	30,290
142,000	China BlueChemical	76,193
16,000	China Everbright	21,380
46,000	China Lilang	29,666
66,000	China Medical System Holdings	78,148
25,500	China Mobile	242,405
5,580	China Ocean Resources (1)	12,798
52,000	China Sanjiang Fine Chemicals	22,737
90,000	China Travel International Investment HK	18,109
109,000	CNOOC	180,239
30,000	Daphne International Holdings	12,034
42,000	Dongyue Group	16,794
240,000	Geely Automobile Holdings	83,272
58,000	Guangdong Investment	63,065
11,000	Haier Electronics Group	27,014
144,000	Huabao International Holdings	68,165
154,000	Phoenix Satellite Television Holdings	55,022
17,500	Ports Design	8,307
52,000	Real Nutriceutical Group	11,067
78,000	Regent Manner International (1) (2) (3)	13,683
38,000	Shandong Luoxin Pharmacy Stock Class H	50,092
198,000	Shenguan Holdings Group	84,788
66,000	Shenzhen Investment	21,538
140,000	Sino Biopharmaceutical	109,610
150,000	Tianjin Port Development Holdings	23,410
173,000	Tibet 5100 Water Resources Holdings	68,504
56,000	Wasion Group Holdings	40,088
		1,598,470
	Hungary — 0.9%
7,153	OTP Bank	136,231
3,572	Richter Gedeon Nyrt	61,147
		197,378
	India — 1.5%
4,140	Axis Bank GDR	104,140
4,300	Infosys ADR	230,953
		335,093
	Indonesia — 2.2%
67,500	Aneka Tambang	6,860
417,500	Bank Bukopin	23,111
763,500	Bank Pembangunan Daerah Jawa Timur	28,660
28,500	Harum Energy	5,818
6,000	Indo Tambangraya Megah	13,221
282,000	Kalbe Farma	37,685
132,000	Media Nusantara Citra	30,998
1,110,000	Panin Financial (1)	25,154
116,000	Perusahaan Gas Negara	53,427
85,000	Surya Semesta Internusa	6,102
18,500	Tambang Batubara Bukit Asam	15,801
581,000	Telekomunikasi Indonesia Persero	113,823
71,500	United Tractors	134,200
		494,860

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Kazakhstan — 1.0%
5,242	Halyk Savings Bank of Kazakhstan JSC GDR	47,178
7,428	KazMunaiGas Exploration Production JSC GDR	110,528
5,048	KCell JSC GDR	76,225
		233,931
	Malaysia — 2.7%
19,851	Berjaya Sports Toto	23,647
15,600	Carlsberg Brewery Malaysia	60,002
31,700	CB Industrial Product Holding	45,626
19,350	Dayang Enterprise Holdings	21,984
34,100	Genting Malaysia	44,067
18,700	Globetronics Technology	20,616
8,600	Guinness Anchor	37,924
23,300	Hartalega Holdings	45,237
35,600	Kossan Rubber Industries	44,698
48,100	Media Prima	36,677
14,000	MNRB Holdings	16,249
25,600	Mudajaya Group	20,304
14,900	My EG Services	12,593
19,800	OSK Holdings	10,065
45,000	Padini Holdings	27,561
47,800	Petronas Chemicals Group	98,513
9,000	Scientex	15,985
6,100	Syarikat Takaful Malaysia	23,500
24,900	UOA Development	17,919
		623,167
	Mexico — 1.7%
8,000	Bolsa Mexicana de Valores	16,419
1,900	Grupo Aeromexico (1)	3,086
900	Industrias Bachoco ADR	39,690
1,325	Industrias Penoles	30,848
80,100	Kimberly-Clark de Mexico Class A	209,024
21,800	Megacable Holdings	86,199
		385,266
	Morocco — 0.2%
4,708	Maroc Telecom	57,534

	Netherlands — 0.4%
2,700	VimpelCom ADR	22,680
2,560	Yandex Class A (1)	67,840
		90,520
	Peru — 0.2%
5,633	BBVA Banco Continental	10,955
1,800	Cia de Minas Buenaventura ADR	23,400
22,052	Minsur	13,903
		48,258
	Philippines — 0.7%
42,800	Aboitiz Power	35,043
6,950	DMCI Holdings	11,194
6,030	Jollibee Foods	23,265
1,200	Philippine Long Distance Telephone ADR	77,400
60,000	Philweb	6,877
		153,779
	Poland — 1.6%
1,304	Asseco Poland	19,381
3,753	Enea	18,941
3,638	KGHM Polska Miedz (1)	131,514
11,125	PGE	77,164
1,949	Polski Koncern Naftowy Orlen	29,161
2,024	Powszechna Kasa Oszczednosci Bank Polski	27,743
21,534	Tauron Polska Energia	38,052
2,159	Warsaw Stock Exchange	26,955
		368,911
	Qatar — 1.8%
7,555	Doha Bank QSC	134,672
2,373	Industries Qatar	116,015
5,649	Qatar Insurance SAQ	120,711
922	Qatar National Cement	35,960
411	Qatar Navigation	11,063
		418,421
	Russia — 4.5%
5,800	CTC Media (NASDAQ)	50,286
14,410	Gazprom ADR	104,040
3,897	Gazprom Neft OAO ADR	77,433
3,320	Globaltrans Investment GDR	31,606
2,124	LUKOIL ADR	112,402
1,447	Mail.ru Group GDR (1)	39,315
1,151	MegaFon OAO GDR	29,926
4,452	MMC Norilsk Nickel ADR	80,270
8,100	Mobile Telesystems ADR	135,756
391	NovaTek GDR	40,390
674	OTCPharma (1) (2) (3)	—
1,333	Pharmstandard GDR (1)	10,337
9,500	Rosneft Oil GDR	59,594
9,664	RusHydro JSC ADR	14,979
3,054	Severstal GDR	21,500
2,216	Sistema JSFC GDR	52,741
8,178	Surgutneftegas OAO ADR	57,083

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,600	Tatneft OAO ADR	123,480
		1,041,138
	South Africa — 10.6%
883	Aspen Pharmacare Holdings	23,498
23,455	AVI	129,331
2,753	Coronation Fund Managers	26,558
34,744	FirstRand	127,675
6,700	Gold Fields ADR	28,341
1,297	Hudaco Industries	12,931
3,431	Kumba Iron Ore	122,016
11,088	Lewis Group	65,766
50,240	Life Healthcare Group Holdings	199,470
8,975	MMI Holdings	22,522
7,229	Mr Price Group	108,773
9,933	MTN Group	199,038
49,650	Netcare	120,344
14,861	PPC	43,225
7,310	Reunert	47,943
19,338	RMB Holdings	92,660
11,260	Sanlam	60,204
3,751	Sasol	210,463
12,833	Standard Bank Group	168,431
10,307	Telkom SOC	36,837
3,951	Tiger Brands	105,583
17,548	Truworths International	140,694
17,029	Vodacom Group	203,060
19,593	Woolworths Holdings	133,159
		2,428,522
	South Korea — 11.7%
440	Able C&C	12,604
620	Asia Paper Manufacturing	11,490
737	AtlasBX	29,956
109	Bukwang Pharmaceutical	1,535
4,480	Chinyang Holdings	14,178
2,040	Coway	160,902
240	Daechang Forging	11,729
153	Daelim Industrial	12,453
2,600	Daesang Holdings	32,082
2,630	DGB Financial Group	39,833
513	DongKook Pharmaceutical	16,830
4,990	Dongsuh	76,301
646	Dongyang E&P	12,472
885	Eugene Technology	19,100
960	Grand Korea Leisure	39,996
360	GS Home Shopping	81,281
2,700	Halla Visteon Climate Control	112,620
750	Hana Financial Group	26,384
3,860	Hankook Tire	223,016
280	Hanssem	22,870
746	Hy-Lok	21,695
303	Hyundai Home Shopping Network	45,451
4,000	Hyundai Hy Communications & Networks	19,975
741	Hyundai Mobis	211,550
127	Hyundai Wia	20,894
114	Ilshin Spinning	14,839
1,110	Industrial Bank of Korea	13,643
1,560	INFAC	15,082
1,524	Innochips Technology	20,058
773	Intelligent Digital Integrated Securities	14,251
535	INTOPS	12,504
770	Jahwa Electronics	13,749
1,650	KB Financial Group	56,208
2,400	KC Tech	18,349
720	KG Chemical	13,518
3,200	Kia Motors	177,451
79	Korea District Heating	5,528
470	Korea Electric Terminal	19,786
194	Korea Zinc	63,928
1,370	KT Skylife	32,086
565	KT&G	45,274
300	Kukdo Chemical	14,720
760	Kunsul Chemical Industrial	32,326
136	KyungDong City Gas	15,399
895	LEENO Industrial	25,768
220	MegaStudy	14,861
213	POSCO Chemtech	30,755
2,400	Saeron Automotive	24,504
1,000	Samsung Card	36,243
165	Samsung Electronics	214,454
335	Samsung Electronics GDR	215,908
439	SFA Engineering	18,906
770	Shinhan Financial Group	33,533
296	SK Gas	27,214
339	SK Holdings	60,038
640	SK Hynix (1)	24,868
562	Soulbrain	22,381
2,690	Tae Kyung Industrial	13,303
3,970	Woori Finance Holdings (1) (2) (3)	44,760
102	Youngone Holdings	7,265
		2,690,657
	Spain — 0.2%
5,924	Cemex Latam Holdings (1)	54,695

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Taiwan — 9.8%
10,000	Alcor Micro	13,594
5,000	AV Tech	13,494
3,000	Boardtek Electronics	3,368
3,394	Capella Microsystems Taiwan	12,925
18,000	Catcher Technology	151,699
23,000	Chipbond Technology	39,301
13,000	CviLux	17,865
16,000	Delta Electronics	98,020
17,000	Draytek	16,466
8,000	Dynapack International Technology	20,823
18,000	Far EasTone Telecommunications	38,923
20,000	Faraday Technology	27,187
10,640	Feng TAY Enterprise	29,420
26,000	First Insurance	16,230
13,575	Flytech Technology	52,146
24,000	Formosan Rubber Group	22,452
26,000	G Shank Enterprise	19,544
3,000	Global Mixed Mode Technology	9,438
10,000	Grape King Bio	44,705
16,000	Great China Metal Industry	20,770
32,000	Greatek Electronics	37,830
6,000	Hsin Yung Chien (1)	18,518
7,000	Hu Lane Associate	23,180
5,000	Ibase Technology	9,686
5,000	Integrated Memory Logic (1)	13,693
32,000	ITEQ	36,877
4,000	KD Holding	23,180
14,000	Lumax International	33,102
5,000	Macroblock	13,113
12,000	Microlife	32,505
11,000	Novatek Microelectronics	50,815
7,000	Pacific Hospital Supply	18,081
2,000	PChome Online	13,710
4,000	Phison Electronics	27,154
9,000	Polytronics Technology	21,458
13,000	Powertech Technology	21,030
2,000	President Chain Store	14,869
15,540	Radiant Opto-Electronics	62,524
4,502	Raydium Semiconductor	11,889
15,000	Realtek Semiconductor	42,768
9,000	Richtek Technology	51,560
8,000	Sercomm	16,107
21,000	Sigurd Microelectronics	20,862
800	Silicon Motion Technology ADR	13,272
13,000	Simplo Technology	67,587
2,200	Sinmag Equipment	12,239
7,000	Sirtec International	12,703
3,000	St. Shine Optical	63,481
6,000	Syncmold Enterprise	10,431
9,000	Taiwan Chinsan Electronic Industrial	17,286
31,000	Taiwan Secom	78,634
54,000	Taiwan Semiconductor Manufacturing	211,901
10,900	Taiwan Semiconductor Manufacturing ADR	219,090
7,000	Taiwan Surface Mounting Technology	10,443
22,720	Test Research	38,070
21,000	Transcend Information	69,263
15,000	TXC	21,632
3,900	Ubright Optronics	9,247
11,000	United Integrated Services	11,984
42,000	Vanguard International Semiconductor	57,302
5,000	Vivotek	24,008
6,000	Yung Chi Paint & Varnish Manufacturing	15,895
4,000	Yungshin Construction & Development	10,186
		2,257,535
	Thailand — 3.3%
4,500	Advanced Info Service NVDR	33,653
6,300	Bangkok Bank	36,698
33,300	BEC World	56,340
18,300	BEC World NVDR	30,962
30,500	Bumrungrad Hospital	92,367
41,800	Delta Electronics Thai	73,628
15,800	Delta Electronics Thai NVDR	27,831
54,500	Hana Microelectronics NVDR	54,315
36,900	MCOT	32,498
6,900	PTT	66,740
8,100	PTT NVDR	78,347
11,100	PTT Exploration & Production	54,711
18,500	PTT Exploration & Production NVDR	91,185
76,300	TTW (1)	23,578
		752,853
	Turkey — 2.4%
43,884	Adana Cimento Sanayii Class C	12,262
8,475	Aksa Akrilik Kimya Sanayii	29,460
31,849	Enka Insaat ve Sanayi	96,533
44,847	Eregli Demir ve Celik Fabrikalari	62,230
5,112	Gubre Fabrikalari	10,144
12,738	Is Gayrimenkul Yatirim Ortakligi REIT	8,325
4,939	Koza Altin Isletmeleri	49,237

The accompanying notes are an integral part of the financial statements.

Shares		Value $

24,806	Koza Anadolu Metal Madencilik Isletmeleri (1)	30,074
36,181	Soda Sanayii	53,460
5,712	Tofas Turk Otomobil Fabrikasi	34,896
22,110	Turk Telekomunikasyon	66,281
1,216	Turk Traktor ve Ziraat Makineleri	34,927
8,927	Turkcell Iletisim Hizmetleri (1)	52,001
		539,830
	United Kingdom — 0.7%
6,363	Anglo American	169,652

	TOTAL COMMON STOCK (Cost $19,367,587)	20,291,923

	PREFERRED STOCK — 3.6%
	Brazil — 3.5%
5,600	AES Tiete	44,102
1,300	Alpargatas	6,396
10,000	Banco do Estado do Rio Grande do Sul	57,405
2,000	Bradespar	17,455
2,300	Cia Energetica de Sao Paulo	26,881
4,100	Eucatex Industria e Comercio (1)	9,801
1,500	Itau Unibanco Holding	24,669
25,324	Itausa - Investimentos Itau	111,302
8,700	Metalurgica Gerdau Class A	63,638
13,400	Petroleo Brasileiro (1)	98,858
22,125	Randon Participacoes	70,550
11,800	Vale Class A	140,134
10,700	Vale Class B ADR	127,009
		798,200
	South Korea — 0.1%
173	Hyundai Motor	21,765

	TOTAL PREFERRED STOCK (Cost $824,402)	819,965

	INVESTMENT COMPANY — 2.6%
	United States — 2.6%
14,424	iShares MSCI Emerging Markets ETF (Cost $601,625)	596,144

	RIGHTS — 0.0%
	Brazil — 0.0%
22	Ambev Expires 5/23/14 (Cost $—)	2

	TOTAL INVESTMENTS — 94.6% (Cost $20,793,614)	21,708,034

	OTHER ASSETS LESS LIABILITIES — 5.4%	1,247,238

	NET ASSETS — 100%	$22,955,272

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On April 30, 2014 the value of these securities amounted to $110,359, representing 0.5% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
SGX S&P CNX Nifty Index	80	May-2014	$(25,686)

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	6/5/14	USD	663,239	INR	40,901,933	9,490
BNP Paribas	5/15/14	TRY	266,700	USD	123,409	(2,385)
Deutsche Bank Securities	5/15/14	ZAR	2,870,700	USD	268,553	(3,649)
HSBC	5/15/15	USD	240,554	ZAR	2,532,300	(439)
HSBC	5/15/14	USD	66,729	TRY	143,900	1,145
Standard Chartered	6/5/14	USD	544,767	KRW	567,941,305	3,730
						$7,892

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

INR — Indian Rupee

KRW — South Korean Won

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

TRY — Turkish New Lira

USD — United States Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock (1)
Brazil	$2,096,091	$—	$—	$2,096,091
Chile	250,215	—	—	250,215
China	2,263,374	51,916	—	2,315,290
Colombia	108,721	—	—	108,721
Czech Republic	170,639	—	—	170,639
Egypt	317,891	—	—	317,891
Greece	92,606	—	—	92,606
Hong Kong	1,584,787	13,683	—	1,598,470
Hungary	197,378	—	—	197,378
India	335,093	—	—	335,093
Indonesia	494,860	—	—	494,860

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock (1)
Kazakhstan	$233,931	$—	$—	$233,931
Malaysia	623,167	—	—	623,167
Mexico	385,266	—	—	385,266
Morocco	57,534	—	—	57,534
Netherlands	90,520	—	—	90,520
Peru	48,258	—	—	48,258
Philippines	153,779	—	—	153,779
Poland	368,911	—	—	368,911
Qatar	418,421	—	—	418,421
Russia	1,041,138	—	—	1,041,138
South Africa	2,428,522	—	—	2,428,522
South Korea	2,645,897	44,760	—	2,690,657
Spain	54,695	—	—	54,695
Taiwan	2,257,535	—	—	2,257,535
Thailand	752,853	—	—	752,853
Turkey	539,830	—	—	539,830
United Kingdom	169,652	—	—	169,652
Total Common Stock	$20,181,564	$110,359	$—	$20,291,923

Preferred Stock
Brazil	798,200	—	—	798,200
South Korea	21,765	—	—	21,765
Total Preferred Stock	819,965	—	—	819,965

Investment Company
United States	596,144	—	—	596,144
Total Investment Company	596,144	—	—	596,144

Rights
Brazil	2	—	—	2
Total Rights	2	—	—	2

Total Investments in Securities	$21,597,675	$110,359	$—	$21,708,034

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures — Unrealized Depreciation	$(25,686)	$—	$—	$(25,686)
Forwards — Unrealized Appreciation	—	14,365	—	14,365
Forwards — Unrealized Depreciation	—	(6,473)	—	(6,473)
Total Other Financial Instruments	$(25,686)	$7,892	$—	$(17,794)

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2014, the Fund had securities with a total value of $110,359 transfer from Level 1 to Level 2.  The change in level occurred due to a halt in trading of these securities.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

April 30, 2014 (unaudited)

Shares		Value $

	COMMON STOCK — 98.3%
	Australia — 1.5%
337,576	Brambles	2,957,314

	Belgium — 1.2%
28,470	UCB	2,333,924

	Canada — 2.6%
14,311	Canadian Pacific Railway	2,234,556
62,594	Toronto-Dominion Bank	3,011,342
		5,245,898
	Finland — 2.3%
631,151	Nokia	4,724,001

	France — 12.3%
25,688	Arkema	2,864,240
53,878	BNP Paribas	4,044,587
17,347	Essilor International	1,855,272
14,113	Kering	3,120,994
11,912	L’Oreal	2,049,234
46,883	Safran	3,151,009
24,272	Sanofi	2,627,222
54,737	Schneider Electric	5,129,695
		24,842,253
	Germany — 8.8%
26,849	adidas	2,865,557
25,089	Bayerische Motoren Werke	3,138,910
11,708	Continental	2,742,641
56,347	GEA Group	2,520,684
34,694	HeidelbergCement	3,009,252
43,113	SAP	3,471,530
		17,748,574
	Hong Kong — 4.4%
700,000	AIA Group	3,394,837
338,000	Hongkong Land Holdings	2,366,000
84,072	Jardine Strategic Holdings	3,001,370
		8,762,207
	India — 1.4%
1,303,985	Idea Cellular	2,912,158

	Israel — 1.2%
39,244	Check Point Software Technologies (1)	2,513,971

	Italy — 1.3%
742,115	Intesa Sanpaolo	2,532,745

	Japan — 15.4%
209,500	Astellas Pharma	2,329,941
85,900	Bridgestone	3,075,209
33,700	East Japan Railway	2,456,753
484,000	Hitachi	3,441,757
131,600	Nabtesco	2,830,620
408,700	Nissan Motor	3,505,941
331,000	Sekisui Chemical	3,357,431
16,800	SMC	3,989,045
125,500	Sumitomo Mitsui Financial Group	4,950,765
41,100	Suzuki Motor	1,059,309
		30,996,771
	Mexico — 0.9%
286,476	Grupo Financiero Banorte Class O	1,902,650

	Norway — 3.8%
201,212	DnB NOR	3,557,590
134,152	Statoil	4,071,299
		7,628,889
	Russia — 1.0%
242,470	Sberbank ADR (1)	2,044,022

	Singapore — 1.7%
246,000	DBS Group Holdings	3,323,953

	Sweden — 1.5%
107,724	Svenska Cellulosa SCA Class B	3,016,908

	Switzerland — 12.2%
35,062	Adecco	2,930,133
150,722	Credit Suisse Group	4,779,742
70,319	Nestle	5,429,129
19,805	Roche Holding	5,805,806
8,944	Syngenta	3,542,641
7,484	Zurich Insurance Group	2,143,752
		24,631,203
	United Kingdom — 24.8%
63,132	AstraZeneca	4,971,426

The accompanying notes are an integral part of the financial statements.

Shares		Value $

815,281	Barclays	3,471,565
193,606	BG Group	3,916,053
112,525	BHP Billiton	3,645,834
529,015	BT Group Class A	3,291,383
177,116	Capita	3,244,595
112,808	Diageo	3,461,683
483,584	HSBC Holdings (1)	4,932,348
486,850	Premier Oil	2,784,912
165,143	Prudential	3,787,850
107,460	Royal Dutch Shell Class A	4,255,613
42,254	Shire	2,409,908
823,950	Vodafone Group	3,115,479
122,685	WPP	2,638,966
		49,927,615
	TOTAL COMMON STOCK (Cost $179,699,586)	198,045,056

	TOTAL INVESTMENTS — 98.3% (Cost $179,699,586)	198,045,056

	OTHER ASSETS LESS LIABILITIES — 1.7%	3,458,284

	NET ASSETS — 100%	$201,503,340

(1)   Denotes non-income producing security.

ADR — American Depositary Receipt

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$198,045,056	$—	$—	$198,045,056

Total Investments in Securities	$198,045,056	$—	$—	$198,045,056

(1)	There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements

Schroder International Multi-Cap Value Fund

Schedule of Investments

April 30, 2014 (unaudited)

Shares		Value $

	COMMON STOCK — 96.8%
	Australia — 5.0%
40,787	Acrux	39,217
37,523	Adelaide Brighton	136,298
37,791	Ausdrill	32,650
44,779	Australian Pharmaceutical Industries	24,128
23,489	AWE (1)	34,150
26,910	BHP Billiton	943,724
30,953	Bradken	121,635
58,915	BWP Trust REIT	136,830
22,537	Cabcharge Australia	81,235
18,535	Cardno	120,188
70,270	Coca-Cola Amatil	603,846
27,070	Collection House	45,015
4,899	Credit Group	40,960
13,299	Decmil Group	25,080
63,895	Downer EDI	296,198
7,355	DWS	7,379
13,276	Fleetwood	28,490
96,376	Grange Resources	23,279
4,498	iiNET	29,919
3,689	JB Hi-Fi	66,142
30,189	Kingsgate Consolidated (1)	25,101
3,274	Leighton Holdings	58,032
24,005	MACA	47,946
112,004	Macmahon Holdings (1)	10,925
19,480	Macquarie Group	1,044,189
28,619	MaxiTRANS Industries	25,523
33,799	Mineral Resources	364,858
11,666	Monadelphous Group	189,443
51,446	Myer Holdings	106,101
38,073	NRW Holdings	39,614
3,246	Orica	65,949
6,136	OrotonGroup	23,428
14,205	OZ Minerals	48,563
30,643	PanAust	45,690
36,816	Prime Media Group	33,860
20,453	Programmed Maintenance Services	53,772
26,653	RCR Tomlinson	67,596
194,188	Resolute Mining (1)	109,142
6,574	Rio Tinto	376,816
18,356	Seven Group Holdings	139,832
96,801	Seven West Media	167,715
15,561	Skilled Group	39,610
50,496	St. Barbara (1)	10,086
184,214	Telstra	893,321
12,132	Thorn Group	24,119
17,644	Watpac	13,195
15,107	Wesfarmers	599,407
107,230	Westfield Retail Trust REIT	317,776
23,389	Woodside Petroleum	886,515
24,953	Woolworths	865,124
26,424	WorleyParsons	412,649
		9,942,260
	Austria — 1.3%
8,310	Atrium European Real Estate	47,845
960	BUWOG (1)	17,623
13,823	EVN	192,732
1,649	Immobilien Anlagen (1)	31,411
19,196	IMMOFINANZ	71,159
1,006	Mayr Melnhof Karton	127,997
11,661	Oesterreichische Post	595,507
21,684	OMV	1,014,256
25,606	Verbund	496,454
		2,594,984
	Belgium — 0.7%
2,979	Ageas	128,058
1,819	Barco	135,466
27,401	Belgacom	838,604
1,191	Gimv	61,748
1,739	Mobistar (1)	33,885
3,218	RHJ International (1)	15,760
932	Sofina	111,871
359	Van de Velde	19,080
		1,344,472
	Bermuda — 0.4%
51,521	Catlin Group	459,729
29,582	Lancashire Holdings	349,622
		809,351
	Brazil — 1.0%
6,400	Bematech	23,881
18,717	Cia Energetica de Minas Gerais ADR	141,126
15,600	Cia Paranaense de Energia ADR	223,860
41,000	EcoRodovias Infraestrutura e Logistica	241,982
6,800	Eternit	26,471
15,600	Gerdau ADR	93,756
14,000	Grendene	88,216
15,900	Helbor Empreendimentos	53,482
11,500	MRV Engenharia e Participacoes	36,515
16,200	Santos Brasil Participacoes	125,691
15,600	Telefonica Brasil ADR	330,720
9,900	Tractebel Energia	145,453
8,700	Transmissora Alianca de Energia Eletrica	76,787

The accompanying notes are an integral part of the financial statements.

Shares		Value $

31,100	Vale	410,901
		2,018,841
	British Virgin Islands — 0.1%
23,120	Playtech	260,367

	Cambodia — 0.1%
204,000	NagaCorp	185,240

	Canada — 4.2%
3,700	Agrium	355,366
442	Artis REIT	6,440
11,200	BCE	498,663
4,300	Calvalley Petroleums Class A (1)	6,199
35,900	Canadian Oil Sands Trust	778,235
25,200	Centerra Gold	129,213
4,600	Corus Entertainment Class B	103,328
21,200	Genworth MI Canada	743,707
7,000	Great-West Lifeco	196,962
47,700	IAMGOLD (1)	166,246
3,204	Lightstream Resources	19,264
5,200	Magna International Class A	509,444
1,200	Medical Facilities	20,857
10,000	Metro Class A	616,395
400	Morguard	48,834
1,300	Morguard REIT	19,938
19,600	Nevsun Resources	70,993
2,000	Noranda Income Fund	10,091
6,200	Nordion (1)	71,670
1,200	North West	26,539
1,400	Northern Property REIT	35,739
3,000	Pacific Rubiales Energy	48,967
5,800	Potash Corp. of Saskatchewan	209,658
28,300	Rogers Communications Class B	1,123,944
4,600	Savanna Energy Services	37,310
44,900	Shaw Communications Class B	1,087,628
6,300	Sherritt International	26,670
13,300	Suncor Energy	513,046
18,500	Teck Resources Class B	421,632
3,300	Torstar Class B	19,661
16,300	Transcontinental Class A	237,499
10,410	Yellow Media (1)	218,543
		8,378,681
	Chile — 0.2%
19,304	AFP Habitat	26,822
12,800	Enersis ADR	206,080
105,078	Inversiones Aguas Metropolitanas	173,931
		406,833
	China — 1.9%
110,000	361 Degrees International	25,255
586,000	Bank of China Class H	257,742
648,000	Bank of Communications Class H	402,861
30,000	Baoye Group Class H	17,800
96,000	Beijing Capital Land Class H	32,318
2,100	Changyou.com ADR (1)	58,863
60,000	Chaoda Modern Agriculture Holdings (1) (2) (3)	4,800
351,000	China Construction Bank Class H	242,211
510,000	China Lumena New Materials (1) (2) (3)	82,227
410,400	China Petroleum & Chemical Class H	362,603
30,500	China Railway Construction Class H	25,217
112,000	China Shanshui Cement Group	43,194
73,000	China Shenhua Energy Class H	197,731
31,000	China Shineway Pharmaceutical Group	54,299
80,000	China Taifeng Beddings Holdings (1)	8,874
55,400	Dongfang Electric Class H	86,463
78,500	Greentown China Holdings	78,976
72,000	Harbin Electric Class H	42,069
146,000	Jiangsu Expressway Class H	164,399
150,000	Jiangxi Copper Class H	247,648
20,000	Jingwei Textile Machinery Class H	17,542
9,000	Nam Tai Property	62,190
213,000	Pacific Online	115,388
49,000	Pacific Textile Holdings	62,190
150,000	Powerlong Real Estate Holdings (1)	22,636
68,000	Qingling Motors Class H	20,875
108,000	Shanghai Prime Machinery Class H	16,298
60,000	SinoMedia Holding	52,625
32,500	Sino-Ocean Land Holdings	17,187
203,000	Soho China	161,553
122,000	Xingda International Holdings	53,660
106,000	Xinhua Winshare Publishing and Media Class H	67,131
184,000	Yangzijiang Shipbuilding Holdings	161,442
288,000	Zhaojin Mining Industry	172,734
150,000	Zhejiang Expressway Class H	129,822
758,000	Zijin Mining Group Class H	184,784
43,000	Zoomlion Heavy Industry Science and Technology Class H	28,674
		3,782,281

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Czech Republic — 0.2%
10,810	CEZ	325,017
9,066	Telefonica Czech Republic (1)	137,345
		462,362
	Denmark — 1.2%
515	AP Moeller - Maersk Class B	1,227,193
40,575	H Lundbeck	1,182,558
		2,409,751
	Finland — 1.6%
7,110	Elisa	212,373
6,956	Fortum	157,012
9,922	Nokian Renkaat	393,962
28,698	Orion Class B	874,716
14,942	Sampo Class A	741,917
9,006	Sponda	46,354
18,221	Stora Enso Class R	185,673
3,751	Tieto	102,466
11,337	Tikkurila	281,223
13,445	UPM-Kymmene	235,026
		3,230,722
	France — 5.6%
9,967	Alstom	408,193
1,439	Altamir	21,801
18,510	BNP Paribas	1,389,534
1,545	Boiron	130,279
4,900	Bouygues	220,357
454	Cegid Group	19,028
2,731	Christian Dior	561,317
9,687	Cie Generale des Etablissements Michelin	1,182,652
29,144	CNP Assurances	671,590
13,182	Credit Agricole	207,660
2,299	Euler Hermes	277,328
9,151	Eutelsat Communications	313,962
406	FFP (1)	27,766
1,409	Interparfums	64,410
12,986	Ipsen	576,155
4,269	Lagardere SCA	178,714
25,185	Metropole Television	539,479
4,407	Neopost	361,095
166	Norbert Dentressangle	28,465
14,364	Orange	232,658
9,437	Sanofi	1,021,469
3,426	SEB	315,698
11,116	Societe d’Edition de Canal +	97,620
6,012	Societe Generale	373,665
5,945	Thales	378,161
10,374	Total	740,918
3,598	Valeo	492,878
6,562	Vinci	494,699
		11,327,551
	Gabon — 0.0%
108	Total Gabon	65,704

	Germany — 3.9%
6,081	Allianz	1,053,292
8,777	BASF	1,015,906
147	Bijou Brigitte	14,306
13,766	Commerzbank (1)	244,553
1,882	Continental	440,865
2,918	Deutsche Bank	128,573
611	Generali Deutschland Holding	95,490
2,733	Hamburger Hafen und Logistik	66,164
11,138	Hannover Rueck	1,037,002
386	Indus Holding	18,100
11,477	K+S	401,329
7,823	Merck KGaA	1,319,209
2,443	MLP	16,608
1,833	Muenchener Rueckversicherungs	423,284
2,714	Software	102,020
83	STO & KGaA	16,639
23,340	Suedzucker	497,367
22,732	Talanx	869,007
		7,759,714
	Greece — 0.1%
2,191	Aegean Airlines (1)	22,646
2,794	Metka	50,004
4,494	Public Power (1)	67,896
		140,546
	Guernsey — 0.3%
84,144	Resolution	423,789
8,402	Tetragon Financial Group	86,330
		510,119
	Hong Kong — 5.8%
116,000	Allied Properties HK	20,348
32,000	AMVIG Holdings	11,639
420,000	Anxin-China Holdings	66,091
221,016	Asian Citrus Holdings (1)	46,645
42,000	Bank of East Asia	173,082
5,600	Beijingwest Industries Interna	300
96,500	BOC Hong Kong Holdings	282,544
104,000	Bolina Holding	37,560
46,000	C C Land Holdings	8,722
216,000	Century City International Holdings	15,880
240,000	Champion REIT	112,989

The accompanying notes are an integral part of the financial statements.

Shares		Value $

922,000	Champion Technology Holdings	21,406
13,000	Cheung Kong Holdings	221,335
336,000	China BlueChemical	180,288
72,000	China Everbright	96,211
36,000	China Lilang	23,217
100,000	China Mobile	950,606
15,040	China Ocean Resources (1)	34,496
92,000	China Sanjiang Fine Chemicals	40,227
432,000	China Tontine Wines Group (1)	18,666
168,000	China Travel International Investment HK	33,804
550,000	CNOOC	909,460
310,000	Coastal Greenland (1)	9,636
810,000	CSI Properties	28,209
1,280,000	CST Mining Group (1)	8,420
129,200	Dah Sing Banking Group	193,643
29,600	Dah Sing Financial Holdings	131,909
79,000	Dan Form Holdings (1)	7,133
13,000	Dickson Concepts International	7,831
301,000	Dongyue Group	120,354
113,000	Dorsett Hospitality International	20,114
285,000	Emperor Entertainment Hotel	123,882
288,000	Emperor International Holdings	64,636
9,500	Fairwood Holdings	19,409
79,000	Far East Consortium International	28,429
1,075,000	Geely Automobile Holdings	372,987
48,000	Giordano International	32,256
23,000	Goldlion Holdings	10,531
47,279	Great Eagle Holdings	169,225
600,000	Guangdong Investment	652,397
16,500	Henderson Land Development	98,324
28,000	HKR International	11,485
11,000	Hongkong & Shanghai Hotels	16,089
50,000	Hongkong Land Holdings	350,000
22,000	Hopewell Holdings	75,765
472,000	Huabao International Holdings	223,430
690,000	Hutchison Telecommunications Hong Kong Holdings	226,056
31,000	Hysan Development	132,550
69,500	Kerry Properties	228,142
17,000	Kowloon Development	20,743
824,000	Lai Fung Holdings	17,537
501,000	Lai Sun Development (1)	11,696
51,000	Lifestyle International Holdings	99,856
51,500	Link REIT	256,073
339,000	Loudong General Nice Resources China Holdings (1)	24,049
39,000	Luk Fook Holdings International	110,668
312,000	MMG	72,437
149,602	New World Development	154,369
125,000	Peak Sport Products	34,987
38,000	Pico Far East Holdings	10,146
52,000	Ports Design	24,682
63,000	Power Assets Holdings	544,438
207,000	Prince Frog International Holdings	59,540
63,000	Prosperity REIT	18,608
167,000	Real Nutriceutical Group	35,541
51,000	Regal REIT	14,209
155,000	Regent Manner International (1) (2) (3)	27,190
21,000	Road King Infrastructure	19,313
10,000	Shandong Luoxin Pharmacy Stock Class H	13,182
370,000	Shenguan Holdings Group	158,443
278,000	Shenzhen Investment	90,719
296,000	Shougang Fushan Resources Group	88,957
118,000	Silver Grant International	14,916
164,000	Sino Land	245,378
380,000	Sinofert Holdings (1)	47,053
216,000	Sinolink Worldwide Holdings (1)	16,995
33,000	Sitoy Group Holdings	19,792
109,000	SmarTone Telecommunications Holdings	112,333
8,000	SOCAM Development (1)	9,700
20,000	Soundwill Holdings	34,567
38,000	Sun Hung Kai Properties	478,618
416,000	SUNeVision Holdings	130,923
46,000	Sunlight REIT	18,096
31,000	Swire Pacific Class A	357,864
63,400	Swire Properties	190,537
41,000	TAI Cheung Holdings	28,345
23,000	Television Broadcasts	143,436
234,000	Tianjin Port Development Holdings	36,520
90,000	Tianneng Power International	31,227
22,200	VTech Holdings	306,387
122,000	Wasion Group Holdings	87,334
53,000	Wharf Holdings	370,859
52,000	Wheelock	213,957
89,500	XTEP International Holdings	35,902
4,000	YGM Trading	8,740
56,000	Yue Yuen Industrial Holdings	172,992
		11,688,212
	Hungary — 0.1%
10,963	Richter Gedeon Nyrt	187,671

	Indonesia — 0.6%
45,000	Indo Tambangraya Megah	99,155
1,837,000	Panin Financial (1)	41,629

The accompanying notes are an integral part of the financial statements.

Shares		Value $

792,500	Perusahaan Gas Negara	365,010
112,500	Tambang Batubara Bukit Asam	96,089
1,532,000	Telekomunikasi Indonesia Persero	300,132
184,000	United Tractors	345,353
		1,247,368
	Ireland — 0.0%
1,406	Dragon Oil	14,932
3,548	Irish Bank Resolution (1) (2) (3)	—
17,066	Total Produce	24,647
		39,579
	Israel — 2.2%
3,304	B Communications	57,726
4,471	Babylon	6,340
147,635	Bank Hapoalim	833,207
154,155	Bank Leumi Le-Israel (1)	602,721
308,973	Bezeq Israeli Telecommunication	559,821
2,287	Delek Automotive Systems	23,078
11,564	First International Bank of Israel	186,534
2,358	Internet Gold-Golden Lines (1)	21,205
52,543	Israel Chemicals	465,531
152,563	Israel Discount Bank Class A (1)	272,458
5,769	Ituran Location and Control	139,036
102,427	Migdal Insurance & Financial Holding	167,678
36,307	Shikun & Binui	94,510
20,934	Teva Pharmaceutical Industries ADR	1,022,835
3,827	Union Bank of Israel (1)	18,004
		4,470,684
	Italy — 2.0%
11,972	Ascopiave	38,368
27,922	Autostrada Torino-Milano	472,985
231,128	Banca Monte dei Paschi di Siena (1)	76,925
6,997	Banca Popolare dell’Emilia Romagna (1)	80,425
13,864	Banca Popolare dell’Etruria e del Lazio (1)	16,089
111,461	Banca Popolare di Milano (1)	112,265
5,134	Banco Popolare SC (1)	105,700
19,708	Credito Valtellinese Scarl (1)	46,973
4,098	Danieli & C Officine Meccaniche	146,909
30,524	ENI	792,320
4,461	Exor	203,493
8,110	Fiat (1)	97,662
12,008	Immobiliare Grande Distribuzione REIT	22,290
114,833	Intesa Sanpaolo	391,911
16,296	Mediobanca (1)	180,413
30,394	Recordati	531,305
4,630	Societa Cattolica di Assicurazioni	114,337
13,596	Societa Iniziative Autostradali e Servizi	161,462
40,342	UniCredit	360,436
13,260	Unione di Banche Italiane	126,198
		4,078,466
	Japan — 17.5%
2,000	77 Bank	9,018
3,000	Access (1)	16,433
33,000	Achilles	43,576
11,400	ADEKA	125,335
1,100	Aeon Delight	24,230
800	Aichi Bank	38,969
13,000	Aichi Steel	47,811
3,800	Ain Pharmaciez	167,076
6,700	Aisan Industry	53,346
5,000	Akita Bank	13,890
1,300	Alconix	26,106
1,800	Alpen	33,171
2,300	Alpine Electronics	27,469
600	Amiyaki Tei	16,820
900	Amuse	14,948
1,700	Aoyama Trading	42,153
1,300	Arakawa Chemical Industries	10,948
1,100	Arc Land Sakamoto	21,788
500	As One	13,117
3,300	Asahi Broadcasting	19,303
9,000	Asahi Glass	50,971
3,900	Asahi Holdings	61,532
600	Asax	6,978
19,000	Atsugi	21,001
3,700	Avex Group Holdings	68,329
13,000	Awa Bank	69,555
1,400	Axell	21,732
3,000	Bando Chemical Industries	11,532
17,000	Bank of Kochi	24,444
14,000	Bank of Nagoya	52,585
23,000	Bank of Yokohama	115,411
7,200	Best Bridal	42,819
6,800	BML	259,735
27,600	Bridgestone	988,077
19,400	Brother Industries	270,786
7,000	Bunka Shutter	40,808
300	C Uyemura	13,850
1,100	CAC Holdings	10,727
30,800	Canon (1)	968,572
2,400	Canon Electronics (1)	40,565
2,700	Canon Marketing Japan	43,470
1,000	Central Automotive Products	6,974

The accompanying notes are an integral part of the financial statements.

Shares		Value $

5,300	Central Japan Railway	650,090
5,000	Chiba Bank	31,741
8,100	Chiba Kogyo Bank	52,608
1,300	Chiyoda	30,874
2,100	Chori	23,170
6,900	Chudenko	98,538
11,000	Chugoku Marine Paints	70,045
2,200	Cleanup	20,034
5,400	CMIC	86,413
3,100	Corona Class A	31,293
1,900	Create Restaurants Holdings	52,093
1,000	Create SD Holdings	33,012
2,400	CTI Engineering	25,541
6,000	Dai Nippon Printing	54,111
7,000	Daihatsu Diesel Manufacturing	46,012
33,000	Daihatsu Motor	545,831
5,000	Daiichi Jitsugyo	21,030
1,100	Dai-ichi Seiko	13,998
3,800	Daiichikosho	109,575
2,700	Daikoku Denki	48,145
1,800	Dainichi	12,941
4,000	Dainichiseika Color & Chemicals Manufacturing	16,902
31,000	Daishi Bank	111,889
4,000	Daishinku	15,494
21,000	Daito Bank	22,390
11,000	Daiwa Industries	67,785
10,200	Dena	171,605
5,000	Denki Kogyo	29,687
1,500	Denyo	22,316
3,800	Doshisha	56,906
2,400	Doutor Nichires Holdings	42,960
2,600	Dr Ci:Labo	83,161
3,700	Duskin	68,329
81,200	Dynam Japan Holdings	215,753
12,000	Eagle Industry	189,211
6,000	Eidai	32,455
2,400	Elecom	43,335
2,000	ESPEC	15,259
11,800	FamilyMart	489,959
10,000	FCC	170,783
10,000	Fields	134,005
2,300	First Juken	32,194
8,900	FJ Next	44,137
8,600	Foster Electric	104,140
21,000	Fuji Heavy Industries	551,523
2,400	Fuji Kosan	14,883
5,300	Fuji Seal International	172,373
10,200	FUJIFILM Holdings	263,393
8,400	Fujikura Kasei	45,929
1,600	Fujishoji	17,294
2,800	Fujitsu Frontech	31,222
22,000	Fujitsu General	253,494
1,100	FuKoKu	9,985
800	Fukuda Denshi	40,612
6,000	Fukushima Industries	85,274
1,700	Funai Electric (1)	18,225
900	Futaba	14,120
1,200	Fuyo General Lease	41,258
2,400	Gendai Agency	14,696
7,800	Geo	71,336
2,500	Graphite Design	18,829
17,800	Gree (1)	173,412
3,800	G-Tekt	42,596
6,000	Gunma Bank	31,868
28,000	Hachijuni Bank	152,824
2,000	Hagihara Industries	26,449
1,300	Hard Off	10,020
23,000	Higo Bank	118,110
2,800	HI-LEX	69,182
1,600	Hirano Tecseed	17,685
2,000	Hisaka Works	17,763
800	Hogy Medical	41,160
23,900	Hoya	704,598
26,000	Hyakugo Bank	100,709
13,000	Hyakujushi Bank	43,488
5,800	Imasen Electric Industrial	72,730
2,500	Inaba Denki Sangyo	76,539
7,600	Inabata	71,439
1,800	Infocom	15,124
64,100	Inpex	932,956
113,000	Isuzu Motors	655,441
13,000	ITOCHU	145,469
1,600	Itochu Enex	8,968
300	Itochu-Shokuhin	10,094
14,000	Iwatsu Electric	12,325
12,000	Iyo Bank	107,869
3,000	Japan Airlines	155,231
10,000	Japan Digital Laboratory	145,645
3,900	Japan Foundation Engineering	12,665
5,200	Japan Petroleum Exploration	193,280
22,000	Juroku Bank	76,823
5,300	JVC Kenwood (1)	11,198
26,900	JX Holdings	139,453
17,000	Kagoshima Bank	106,089
19,000	Kaken Pharmaceutical	327,461
2,000	Kamei	14,711
17,000	Kamigumi	161,960

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,000	Kandenko	64,322
13,000	Kaneka	76,295
86,000	Kanematsu	132,068
2,500	Kanematsu Electronics	33,379
5,400	Kato Sangyo	112,294
10,200	KDDI	542,949
3,100	Keihin	44,877
27,000	Keiyo Bank	118,844
1,200	Kenko Mayonnaise	10,306
22,800	Kimoto	71,811
20,000	Kinden	183,890
9,000	Kinki Sharyo (1)	28,699
17,000	Kinugawa Rubber Industrial	71,003
2,000	Koatsu Gas Kogyo	10,290
6,800	Komatsu	149,788
700	Komatsu Wall Industry	15,009
2,300	Konaka	16,130
16,500	Konica Minolta Holdings	153,162
3,700	Konishi	66,157
8,900	Kura	178,723
11,500	Kuroda Electric	184,589
3,300	Kyoei Steel	57,165
3,000	Kyudenko	25,852
9,700	Lawson	673,644
1,200	LEC	12,266
7,800	Lintec	144,884
8,000	Maeda Road Construction	123,871
900	Maezawa Kyuso Industries	11,779
1,500	Mars Engineering	27,980
62,000	Marubeni	413,596
900	Maruka Machinery	11,708
2,300	Matsuda Sangyo	25,534
3,900	Matsumotokiyoshi Holdings	115,014
2,200	Megachips (1)	25,909
2,900	Meiko Network Japan	31,344
9,000	Meisei Industrial	42,696
5,100	Meiwa	20,253
1,900	Melco Holdings	28,862
10	MID Class A REIT	22,615
7,000	Mie Bank	15,063
700	Ministop	10,606
8,500	Miraca Holdings	368,318
3,100	Mitani	69,741
1,300	Mitani Sekisan	19,366
23,000	Mito Securities	80,090
4,400	Mitsubishi	78,674
77,600	Mitsubishi UFJ Financial Group	411,397
3,000	Mitsuboshi Belting	15,640
45,000	Mitsui	637,795
2,800	Mitsui High-Tec	17,638
21,000	Mitsui Sugar	87,093
11,000	Miyazaki Bank	33,570
4,800	Mochida Pharmaceutical	338,045
9,800	Moshi Moshi Hotline	99,117
8,100	NAC	119,319
700	Nafco	10,387
2,000	Nakayo Telecommunications	6,241
10,800	Namura Shipbuilding	81,131
2,600	Natoco	23,423
11,600	Neturen	79,425
29,900	Nexon	233,386
50,000	NHK Spring	450,922
2,000	Nichirin	24,062
2,800	NIFTY	39,576
1,300	Nihon Eslead	13,199
2,000	Nihon Parkerizing	43,605
20,000	Nippon Denko (1)	55,558
21,000	Nippon Electric Glass	102,499
6,000	Nippon Hume	43,664
9,000	Nippon Konpo Unyu Soko	151,856
7,000	Nippon Pillar Packing	50,188
13,000	Nippon Road	66,122
10,000	Nippon Seiki	174,598
2,000	Nippon Seisen	7,903
14,000	Nippon Steel & Sumikin Texeng	54,091
9,000	Nippon Telegraph & Telephone	498,352
23,000	Nishi-Nippon City Bank	52,194
17,000	Nissan Chemical Industries	253,582
1,500	Nissei Plastic Industrial	8,451
3,000	Nissin Kogyo	55,343
200	Nissin Sugar	4,251
6,300	Nitori Holdings	288,703
8,000	Nittetsu Mining	29,814
9,000	Nitto Denko	388,223
11,900	Nitto Kogyo	246,299
9,500	Nittoc Construction	34,010
2,400	Nittoku Engineering	20,705
30,000	NOF	207,757
16,700	North Pacific Bank	67,627
55,900	NTT DoCoMo	886,876
900	Nuflare Technology	56,077
17,000	Ogaki Kyoritsu Bank	45,894
13,000	Oita Bank	47,303
500	Okinawa Cellular Telephone	12,760
8,000	OKK	10,251
1,500	Onoken	15,817
6,000	Organo	28,523
28,700	Otsuka Holdings	826,176

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,200	Otsuka Kagu	11,702
2,600	Pacific Industrial	18,158
14,000	Pacific Metals (1)	65,046
2,500	Pal	47,684
6,000	PanaHome	39,849
4,600	Piolax	159,505
5,600	PION (1)	13,420
1,800	Plant	17,078
1,400	Pressance	34,714
7,200	Renown (1)	8,310
55,700	Resona Holdings	284,398
10,000	Rhythm Watch	14,770
2,800	Ricoh Leasing	73,044
1,800	Right On	12,747
11,000	Riken	44,975
1,500	Riken Keiki	14,525
1,300	Roland	18,463
9,000	Sakai Chemical Industry	25,353
700	Sakai Moving Service	23,622
11,000	Sakata INX	96,728
4,400	San-A Class A	126,833
2,000	San-Ai Oil	13,303
28,000	San-In Godo Bank	184,594
5,000	Sanki Engineering	30,714
1,900	Sanoh Industrial	11,727
2,000	Sansha Electric Manufacturing	11,972
5,000	Sanyo Chemical Industries	30,567
800	Sanyo Housing Nagoya	7,567
10,000	Seino Holdings	98,596
4,000	Sekisui House	48,007
6,000	Sekisui Jushi	79,875
1,000	Shaklee Global Group (1)	37,952
13,000	Shiga Bank	70,954
6,000	Shikoku Bank	12,090
11,000	Shikoku Chemicals	75,317
1,700	Shimachu	37,364
1,300	Shimamura	121,054
14,000	Shinagawa Refractories	27,799
9,800	Shin-Etsu Polymer	36,618
4,000	Shinsho	8,999
4,000	Shiroki	7,669
2,000	Shizuoka Bank	19,093
14,000	Showa	153,646
3,000	Sinanen	11,386
4,600	Sinko Industries	43,735
9,400	Sintokogio	67,488
12,600	Skymark Airlines (1)	38,576
3,600	SNT	14,437
6,800	Softbrain (1)	8,447
1,200	Sogo Medical	49,650
39,300	Sony Financial Holdings	629,661
2,900	St. Marc Holdings	137,433
15,100	Stanley Electric	333,800
2,100	Step	15,529
3,500	Studio Alice	48,648
5,200	Sumitomo Densetsu	63,935
7,600	Sumitomo Forestry	77,312
12,000	Sumitomo Metal Mining	180,877
14,800	Sumitomo Mitsui Financial Group	583,835
18,000	Sumitomo Seika Chemicals	112,858
3,000	Suncall	17,254
6,000	T RAD	15,670
600	T&K Toka	12,442
3,800	Tachi-S Class S	59,545
7,000	Taihei Dengyo Kaisha	45,943
1,600	Taiho Kogyo Class A	15,118
4,100	Taiyo Holdings	123,920
800	Takamatsu Construction Group	13,710
5,000	Takara Standard	35,653
4,000	Takasago Thermal Engineering	39,047
3,000	Takiron	12,149
8,000	Tayca	21,989
3,000	TBK	14,672
3,100	Tecmo Koei Holdings	36,933
4,000	Teikoku Sen-I Class I	57,162
3,500	Tenma	45,704
1,100	TKC	22,261
18,000	Toa	33,804
21,000	Toagosei	87,915
3,600	Tocalo	56,235
7,000	Tochigi Bank	27,251
400	Toei Animation	10,435
5,000	Toho Bank	16,726
1,800	Tokai	45,724
11,800	Tokai Rika	204,987
1,830	Token	81,087
5,000	Tokuyama	14,476
2,000	Tokyo Energy & Systems	10,427
4,700	Tokyo Ohka Kogyo	107,346
5,000	Tokyo Tekko	18,731
2,500	Tomoe Engineering	39,468
4,000	Tomoku	10,720
2,200	TOMONY Holdings	9,339
4,900	Toppan Forms	45,053
6,000	Toppan Printing	41,258
3,900	Topre	39,406
35,000	Towa Bank	33,208
15,000	Toyo Kohan	72,627

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,300	Toyo Machinery & Metal	48,758
4,900	Toyoda Gosei	90,298
4,600	Trancom	161,755
3,700	Transcosmos	68,836
2,400	Trusco Nakayama	54,111
13,900	TS Tech	370,630
4,300	Tsukuba Bank	15,478
6,000	TYK	11,738
6,700	Unipres	129,301
2,800	Universal Entertainment (1)	49,709
3,100	Utoc	10,795
7,000	Wakita	79,083
5,000	Watanabe Sato	16,628
4,700	Welcia Holdings	283,650
800	Wowow	26,840
1,000	Yachiyo Bank	27,016
700	YAMADA Consulting Group	15,241
4,000	Yamagata Bank	17,098
5,000	Yamaguchi Financial Group	46,070
2,000	Yamanashi Chuo Bank	8,666
1,000	Yellow Hat	19,142
15,000	Yodogawa Steel Works	58,982
800	Yonkyu	11,738
2,600	Yorozu	48,498
3,000	Zojirushi	10,711
		35,109,518
	Kazakhstan — 0.2%
22,320	KazMunaiGas Exploration Production JSC GDR	332,122

	Liechtenstein — 0.0%
183	Verwaltungs-und Privat-Bank	18,236

	Luxembourg — 0.2%
14,091	Oriflame Cosmetics	359,307

	Malaysia — 0.2%
19,400	APM Automotive Holdings	36,002
6,799	Berjaya Sports Toto	8,099
40,600	KLCC Property Holdings	82,804
36,400	Kumpulan Fima	25,972
140,000	Land & General (1)	24,437
32,000	Media Prima	24,400
55,600	Mudajaya Group	44,099
29,000	OSK Holdings	14,742
91,700	Padini Holdings	56,163
39,200	UOA Development	28,210
		344,928
	Malta — 0.0%
22,416	BGP Holdings (1) (2) (3)	—

	Mexico — 0.1%
4,200	America Movil ADR	84,336
49,300	Consorcio (1)	21,706
50,800	Urbi Desarrollos Urbanos (1) (2) (3)	19
		106,061
	Netherlands — 1.5%
25,348	Aegon	229,813
787	Amsterdam Commodities	19,544
11,247	ArcelorMittal	182,639
1,694	Exact Holding	59,694
7,481	Fugro	495,222
14,456	ING Groep (1)	205,268
19,013	Koninklijke Ahold	366,781
1,155	Sligro Food Group	48,392
2,906	SNS Reaal (1) (2) (3)	—
25,653	Unilever	1,099,185
15,100	VimpelCom ADR	126,840
8,445	Wolters Kluwer	235,143
		3,068,521
	New Zealand — 0.2%
60,794	Air New Zealand	110,087
4,703	Restaurant Brands New Zealand	12,774
7,308	Skellerup Holdings	11,217
38,801	Sky Network Television	223,835
11,945	Warehouse Group	34,918
		392,831
	Norway — 2.2%
370	Bonheur	7,189
630	Ekornes	9,989
530	Farstad Shipping	10,922
12,876	Fred Olsen Energy	409,611
16,042	Gjensidige Forsikring	295,780
8,381	Kongsberg Gruppen	196,684
18,921	Norske Skogindustrier (1)	14,324
9,365	Petroleum Geo-Services	112,882
9,215	SpareBank 1 SMN	81,774
27,597	Statoil	837,525
48,115	Telenor	1,129,156
16,111	TGS Nopec Geophysical	555,617

The accompanying notes are an integral part of the financial statements.

Shares		Value $

15,764	Yara International	744,138
		4,405,591
	Philippines — 0.1%
153,300	Aboitiz Power	125,515
2,500	Philippine Long Distance Telephone ADR	161,250
		286,765
	Poland — 1.1%
6,129	Asseco Poland	91,095
10,696	Enea	53,981
17,738	KGHM Polska Miedz (1)	641,231
68,417	PGE	474,545
129,999	Polskie Gornictwo Naftowe i Gazownictwo	202,235
2,645	Powszechny Zaklad Ubezpieczen	374,955
65,724	Synthos	103,330
88,521	Tauron Polska Energia	156,421
		2,097,793
	Portugal — 0.5%
80,013	Banco Espirito Santo (1)	141,644
98,807	Portucel	468,127
19,509	Semapa-Sociedade de Investimento e Gestao	292,716
48,766	Sonaecom - SGPS (1)	155,607
		1,058,094
	Russia — 1.2%
13,400	CTC Media (NASDAQ)	116,178
38,984	Gazprom ADR	282,049
5,764	Globaltrans Investment GDR	54,873
5,276	LUKOIL ADR	279,206
4,996	MegaFon OAO GDR	129,896
19,651	MMC Norilsk Nickel ADR	354,308
25,800	Mobile Telesystems ADR	432,408
36,300	Rosneft Oil GDR	227,710
43,718	Surgutneftegas OAO ADR	305,152
7,500	Tatneft OAO ADR	257,250
		2,439,030
	Singapore — 1.2%
47,000	Boustead Singapore	71,042
128,000	CapitaMall Trust REIT	203,685
220,000	ComfortDelGro	372,019
20,000	CSE Global	9,492
16,000	Far East Orchard	23,865
40,000	Frasers Commercial Trust REIT	40,520
2,200	Haw Par	14,793
30,000	Ho Bee Land	54,798
64,000	Hong Fok	41,350
9,000	Hong Leong Asia	11,450
5,000	Hong Leong Finance	10,968
11,000	Jardine Cycle & Carriage	411,590
103,000	Lippo Malls Indonesia Retail Trust REIT	33,273
67,000	Mapletree Logistics Trust REIT	58,786
19,000	Metro Holdings	13,943
44,000	Pan-United	36,324
180,000	Sembcorp Industries	770,998
49,000	UOL Group	250,921
27,000	Wheelock Properties Singapore	40,488
		2,470,305
	South Africa — 2.3%
9,592	Capital Property Fund	9,665
14,989	Gold Fields	62,845
19,400	Harmony Gold Mining ADR (1)	63,826
11,325	Kumba Iron Ore	402,750
20,283	Lewis Group	120,304
85,066	MMI Holdings	213,463
9,706	Mpact	25,648
46,796	MTN Group	937,699
205,263	Netcare	497,525
39,743	PPC	115,597
48,441	Reunert	317,706
65,774	SA Corporate Real Estate Fund REIT	25,821
6,817	Sasol	382,492
10,080	Sun International	99,645
26,020	Telkom	92,995
19,770	Truworths International	158,510
7,574	Tsogo Sun Holdings	19,798
78,164	Vodacom Group	932,054
3,806	Wilson Bayly Holmes-Ovcon	49,193
15,315	Woolworths Holdings	104,085
		4,631,621
	South Korea — 2.5%
94	Asia Holdings	13,145
1,018	AtlasBX	41,378
136	Bukwang Pharmaceutical	1,915
1,270	Chongkundang Holdings	61,085
490	Daechang Forging	23,948
1,301	Daelim Industrial	105,888
240	Dongil Industries	12,008
5,260	Dongkook Industrial (1)	16,290
6,555	Dongsuh	100,231
2,098	Dongyang E&P	40,506
2,478	DRB Holding	26,020
1,110	Global & Yuasa Battery	53,228

The accompanying notes are an integral part of the financial statements.

Shares		Value $

10,710	Hanshin Machinery	14,874
790	Husteel	15,520
7,810	Hyundai Hy Communications & Networks	39,001
1,692	Hyundai Mobis	483,054
5,860	Industrial Bank of Korea	72,024
2,098	Innochips Technology	27,613
1,183	INTOPS	27,649
1,124	Jinro Distillers	23,659
12,880	KB Financial Group	438,765
10,385	Kia Motors	575,884
940	Korea Export Packaging	19,741
4,672	KT&G	374,375
630	Kukdo Chemical	30,912
720	Kunsul Chemical Industrial	30,624
3,469	Kyungdong Pharm	62,444
485	MegaStudy	32,762
100	Mi Chang Oil Industrial	6,939
752	NEOWIZ HOLDINGS (1)	9,170
2,890	S&T Dynamics	33,422
2,610	Saeron Automotive	26,648
358	Samchully	53,702
5,320	Samho Development	16,218
1,148	Samsung Electronics	1,492,078
462	SeAH Steel	54,995
520	Sebang	9,008
470	Sejong Industrial	7,892
630	Sewon Precision Industry	16,187
562	SK Gas	51,669
810	SK Holdings	143,453
3,565	Soulbrain	141,972
5,350	Tae Kyung Industrial	26,457
6,550	Taeyoung Engineering & Construction (1)	40,886
4,700	Yoosung Enterprise	22,083
531	Youngone Holdings	37,822
		4,955,144
	Spain — 0.8%
825	Caja de Ahorros del Mediterraneo (1) (2) (3)	—
10,053	Duro Felguera	68,619
12,607	Enagas	388,285
11,534	Gas Natural SDG	330,674
5,984	Red Electrica	492,136
10,768	Repsol	289,816
		1,569,530
	Sweden — 2.1%
7,301	Axfood	388,169
9,105	Getinge Class B	267,596
26,868	Industrivarden Class C	561,971
7,030	Intrum Justitia	203,368
1,008	Investment Oresund (1)	24,959
27,359	Investor Class B	1,058,225
3,831	JM	129,621
11,907	Loomis Class B	323,211
3,434	Modern Times Group Class B	152,471
7,773	NCC Class B	271,246
7,378	Nolato Class B	168,502
12,240	Swedish Match	419,596
23,732	Telefonaktiebolaget LM Ericsson Class B	286,513
		4,255,448
	Switzerland — 3.0%
1,377	Autoneum Holding (1)	291,171
32,697	Ferrexpo	80,379
590	Helvetia Holding	293,291
1,465	Implenia	107,366
369	Inficon Holding	132,070
1,327	Kardex	67,850
10	Metall Zug	30,156
13,518	Nestle	1,043,686
16,798	Novartis	1,456,297
1,292	PSP Swiss Property	124,047
4,767	Roche Holding	1,397,439
4,343	Swiss Re	379,229
776	Swisscom	471,719
132	Vaudoise Assurances Holding	60,293
3,704	Vontobel Holding	144,987
245	Walter Meier (1)	13,223
245	WM Technologie (1) (2) (3)	5,846
		6,099,049
	Taiwan — 2.8%
26,000	Alcor Micro	35,343
17,000	Aten International	53,480
65,000	Audix	62,744
11,000	AV Tech	29,687
45,000	Boardtek Electronics	50,517
14,000	Capella Microsystems Taiwan	53,315
23,000	Catcher Technology	193,837
17,000	Chaun-Choung Technology	45,092
23,000	Chenbro Micom	35,302
11,607	Chicony Electronics	30,173
35,000	Chin-Poon Industrial	65,600
9,000	CviLux	12,368
7,420	Cyberlink	22,778
23,000	DA CIN Construction	21,402
40,000	Draytek	38,744
13,000	Dynacolor	33,751

The accompanying notes are an integral part of the financial statements.

Shares		Value $

32,000	Dynapack International Technology	83,290
75,000	Elan Microelectronics	138,585
130,000	Far EasTone Telecommunications	281,111
86,000	Faraday Technology	116,905
27,000	First Insurance	16,854
148,000	Formosan Rubber Group	138,453
92,000	G Shank Enterprise	69,157
48,000	Gigabyte Technology	74,866
18,000	Global Mixed Mode Technology	56,626
160,000	Grand Pacific Petrochemical	101,729
25,000	Grape King Industrial	111,762
12,000	Great China Metal Industry	15,577
141,000	Greatek Electronics	166,690
6,000	Holiday Entertainment	7,610
65,000	Holtek Semiconductor	116,879
14,000	Integrated Memory Logic (1)	38,340
75,000	ITEQ	86,430
2,000	KD Holding	11,590
26,000	Kung Long Batteries Industrial	85,065
8,000	Lumax International	18,915
26,000	Mercuries & Associates	17,220
80,000	Mirle Automation	72,588
45,000	New Era Electronics	55,434
40,000	Polytronics Technology	95,371
91,000	Powertech Technology	147,207
18,000	Prime Oil Chemical Service	15,855
36,017	Radiant Opto-Electronics	144,913
3,841	Raydium Semiconductor	10,144
58,470	Realtek Semiconductor	166,709
28,000	Richtek Technology	160,408
51,000	Sigurd Microelectronics	50,666
19,280	Silitech Technology	26,081
57,000	Simplo Technology	296,344
5,250	Sinmag Equipment	29,207
19,000	Sirtec International	34,479
41,000	Sonix Technology	76,982
61,000	Stark Technology	58,580
46,000	Syncmold Enterprise	79,972
29,000	Taiwan Chinsan Electronic Industrial	55,699
35,000	Taiwan Sogo Shin Kong SEC	47,288
61,000	Taiwan Surface Mounting Technology	91,001
45,000	Teco Electric and Machinery	48,877
94,302	Test Research	158,013
32,000	Thinking Electronic Industrial	52,984
29,000	Tong Hsing Electronic Industries	155,573
25,000	TPK Holding	190,410
76,000	Transcend Information	250,666
42,000	United Integrated Services	45,758
262,000	Vanguard International Semiconductor	357,454
19,000	Vivotek	91,231
16,349	Zeng Hsing Industrial	92,037
		5,695,718
	Thailand — 1.1%
30,300	Bangkok Bank	176,501
40,700	Bangkok Expressway	43,077
117,300	BEC World	198,460
13,300	Delta Electronics Thai	23,427
182,700	Delta Electronics Thai NVDR	321,814
41,700	Hana Microelectronics NVDR	41,558
59,550	Lanna Resources	23,739
32,500	MCOT	28,623
6,100	PTT	59,002
69,400	PTT NVDR	671,267
5,500	PTT Exploration & Production	27,109
83,900	PTT Exploration & Production NVDR	413,537
74,800	TTW (1)	23,115
668,100	TTW NVDR	206,459
		2,257,688
	Turkey — 1.0%
5,476	Aygaz	22,562
6,294	Eczacibasi Yatirim Holding Ortakligi	15,858
19,435	EGE Seramik Sanayi ve Ticaret	26,508
14,518	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	15,882
369,046	Eregli Demir ve Celik Fabrikalari	512,091
2,609	Goodyear Lastikleri	82,475
21,957	Gubre Fabrikalari	43,570
22,963	Ipek Dogal Enerji Kaynaklari Ve Uretim (1)	29,145
30,320	Is Gayrimenkul Yatirim Ortakligi REIT	19,816
30,952	Koza Altin Isletmeleri	308,560
120,675	Koza Anadolu Metal Madencilik Isletmeleri (1)	146,304
3,204	Tofas Turk Otomobil Fabrikasi	19,574
73,805	Turk Telekomunikasyon	221,252
2,147	Turk Traktor ve Ziraat Makineleri	61,668
72,919	Turkcell Iletisim Hizmetleri (1)	424,761
		1,950,026
	United Kingdom — 16.5%
36,223	Aberdeen Asset Management	267,141
69,051	Afren (1)	183,621
21,158	AMEC	441,179

The accompanying notes are an integral part of the financial statements.

Shares		Value $

66,211	Amlin	500,484
36,285	Anglo American	969,185
16,073	Anglo American (South African Shares)	428,542
61,510	Antofagasta	817,322
89,469	Ashmore Group	529,309
20,526	AstraZeneca	1,616,351
118,850	BAE Systems	802,661
59,534	Barclays	253,503
77,907	Beazley	322,530
6,588	Berendsen	115,124
6,865	Berkeley Group Holdings	265,893
31,751	BHP Billiton	1,028,739
128,420	BP	1,082,381
10,681	British American Tobacco	616,212
90,800	British Sky Broadcasting Group	1,349,092
46,937	BT Group Class A	292,029
69,707	Cairn Energy (1)	216,908
79	Camellia	13,252
194,027	Centrica	1,081,058
18,271	Chesnara	101,646
154,209	Cobham	803,747
48,531	Dart Group	241,311
69,621	Debenhams	94,273
73,157	EnQuest (1)	169,590
15,987	Fenner	111,721
867	Games Workshop Group	8,373
55,074	GlaxoSmithKline	1,517,538
6,733	Go-Ahead Group	224,289
23,377	Greggs	211,162
37,421	Halfords Group	279,703
28,091	Highland Gold Mining	29,169
38,779	Hiscox	462,247
142,640	HSBC Holdings (1)	1,454,866
115,600	HSBC Holdings (Hong Kong Shares) (1)	1,172,707
1,349	Immunodiagnostic Systems Holdings	11,673
13,538	Imperial Tobacco Group	584,465
37,143	Intermediate Capital Group	278,190
16,689	Interserve	186,254
20,563	Investec	181,056
19,114	ITE Group	74,225
18,228	J Sainsbury	103,315
40,856	JKX Oil & Gas (1)	37,595
3,290	John Menzies	35,773
17,443	Kazakhmys (1)	70,122
29,161	KBC Advanced Technologies	57,605
56,609	Ladbrokes	146,521
356,672	Legal & General Group	1,275,463
14,907	Micro Focus International	195,059
86,315	Mitie Group	463,578
65,206	Moneysupermarket.com Group	200,370
23,596	Morgan Advanced Materials	133,462
22,264	Pace	137,092
19,292	Petropavlovsk (1)	22,149
62,382	QinetiQ Group	222,026
10,841	Reckitt Benckiser Group	874,008
3,727	Rio Tinto	202,906
100,273	Royal Bank of Scotland Group (1)	505,868
14,535	Royal Dutch Shell Class A	575,972
22,318	Royal Dutch Shell Class A (Amsterdam Shares)	883,834
86,284	Sage Group	621,184
20,306	Smiths Group	457,698
84,638	Spirent Communications	135,971
9,072	St. Ives	30,328
27,490	Stagecoach Group	172,195
19,174	Tate & Lyle	226,936
138,683	Tesco	685,946
25,788	Unilever	1,151,203
12,355	Vedanta Resources	197,336
318,406	Vodafone Group	1,203,941
16,858	WH Smith	311,384
25,587	William Hill	153,233
13,081	WS Atkins	283,361
12,372	Xchanging	33,161
3,706	Zytronic	14,392
		33,211,708
	TOTAL COMMON STOCK (Cost $180,928,365)	194,456,793

	PREFERRED STOCK — 1.1%
	Brazil — 1.0%
21,700	AES Tiete	170,895
92,200	Itausa - Investimentos Itau	405,229
20,600	Metalurgica Gerdau Class A	150,683
53,200	Vale Class A	631,791
56,800	Vale Class B ADR	674,216
		2,032,814
	Germany — 0.1%
5,025	ProSiebenSat.1 Media	219,704

	TOTAL PREFERRED STOCK (Cost $2,272,459)	2,252,518

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	INVESTMENT COMPANY (1) — 0.2%
	Switzerland — 0.2%
2,545	BB Biotech (Cost $390,261)	426,239

	WARRANT (1) — 0.0%
	Hong Kong — 0.0%
3,167	Sun Hung Kai Properties Expires 04/22/16 (Cost $—)	2,132

	RIGHTS — 0.0%
	Hong Kong — 0.0%
620	New World Development (1) (2) (3) (Cost $—)	—

	TOTAL INVESTMENTS — 98.1% (Cost $183,591,085)	197,137,682

	OTHER ASSETS LESS LIABILITIES — 1.9%	3,787,060

	NET ASSETS — 100%	$200,924,742

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On April 30, 2014 the value of these securities amounted to $120,082, representing 0.1% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
FTSE 100 Index	18	Jun-2014	$63,425

ADR — American Depositary Receipt

FTSE — Financial Times and the London Stock Exchange

GDR — Global Depositary Receipt

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock (1)
Australia	$9,942,260	$—	$—	$9,942,260
Austria	2,594,984	—	—	2,594,984
Belgium	1,344,472	—	—	1,344,472
Bermuda	809,351	—	—	809,351
Brazil	2,018,841	—	—	2,018,841
British Virgin Islands	260,367	—	—	260,367
Cambodia	185,240	—	—	185,240
Canada	8,378,681	—	—	8,378,681
Chile	406,833	—	—	406,833
China	3,695,254	87,027	—	3,782,281
Czech Republic	462,362	—	—	462,362
Denmark	2,409,751	—	—	2,409,751
Finland	3,230,722	—	—	3,230,722
France	11,327,551	—	—	11,327,551
Gabon	65,704	—	—	65,704
Germany	7,759,714	—	—	7,759,714
Greece	140,546	—	—	140,546
Guernsey	510,119	—	—	510,119
Hong Kong	11,661,022	27,190	—	11,688,212
Hungary	187,671	—	—	187,671
Indonesia	1,247,368	—	—	1,247,368
Ireland	39,579	—	—	39,579
Israel	4,470,684	—	—	4,470,684
Italy	4,078,466	—	—	4,078,466
Japan	35,109,518	—	—	35,109,518
Kazakhstan	332,122	—	—	332,122
Liechtenstein	18,236	—	—	18,236
Luxembourg	359,307	—	—	359,307
Malaysia	344,928	—	—	344,928
Mexico	106,042	19	—	106,061
Netherlands	3,068,521	—	—	3,068,521
New Zealand	392,831	—	—	392,831
Norway	4,405,591	—	—	4,405,591
Philippines	286,765	—	—	286,765
Poland	2,097,793	—	—	2,097,793
Portugal	1,058,094	—	—	1,058,094
Russia	2,439,030	—	—	2,439,030
Singapore	2,470,305	—	—	2,470,305
South Africa	4,631,621	—	—	4,631,621
South Korea	4,955,144	—	—	4,955,144
Spain	1,569,530	—	—	1,569,530
Sweden	4,255,448	—	—	4,255,448
Switzerland	6,093,203	5,846	—	6,099,049
Taiwan	5,695,718	—	—	5,695,718
Thailand	2,257,688	—	—	2,257,688
Turkey	1,950,026	—	—	1,950,026
United Kingdom	33,211,708	—	—	33,211,708
Total Common Stock	$194,336,711	$120,082	$—	$194,456,793

Preferred Stock
Brazil	2,032,814	—	—	2,032,814
Germany	219,704	—	—	219,704
Total Preferred Stock	2,252,518	—	—	2,252,518

The accompanying notes are an integral part of the financial statements.

Investments in Securities	Level 1	Level 2	Level 3	Total

Investment Company
Switzerland	$426,239	$—	$—	$426,239
Total Investment Company	426,239	—	—	426,239

Warrant
Hong Kong	2,132	—	—	2,132
Total Warrant	2,132	—	—	2,132

Rights
Hong Kong	—	—	—	—
Total Rights	—	—	—	—

Total Investments in Securities	$197,017,600	$120,082	$—	$197,137,682

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures — Unrealized Appreciation	$63,425	$—	$—	$63,425
Total Other Financial Instruments	$63,425	$—	$—	$63,425

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2014, the Fund had securities with a total value of $120,082 transfer from Level 1 to Level 2.  The change in level occurred due to a halt in trading of these securities.

The accompanying notes are an integral part of the financial statements.

Schroder Global Multi-Cap Equity Fund

Schedule of Investments

April 30, 2014 (unaudited)

Shares		Value $

	COMMON STOCK — 97.1%
	Australia — 3.5%
15,720	ALS	109,529
3,629	ARB	41,130
58,133	Ausdrill	50,225
29,861	Australian Pharmaceutical Industries	16,090
36,732	BHP Billiton	1,288,178
16,878	Bradken	66,325
22,644	Cabcharge Australia	81,620
11,305	Cardno	73,306
22,348	Collection House	37,162
16,670	Decmil Group	31,437
116,896	Downer EDI	541,894
65,682	Emeco Holdings (1)	15,865
23,716	Kingsgate Consolidated (1)	19,719
3,911	Leighton Holdings	69,323
38,325	MACA	76,548
21,173	Macquarie Group	1,134,939
215,352	Metcash	556,170
58,132	Mineral Resources	627,532
16,163	Monadelphous Group	262,469
113,317	Myer Holdings	233,702
49,561	NRW Holdings	51,567
30,117	OZ Minerals	102,961
9,238	Platinum Asset Management	56,470
11,714	Programmed Maintenance Services	30,797
16,087	RCR Tomlinson	40,799
141,873	Resolute Mining (1)	79,739
10,576	Rio Tinto	606,207
179,172	Seven West Media	310,430
13,192	Sirtex Medical	192,899
99,558	St. Barbara (1)	19,885
258,145	Telstra	1,251,839
5,752	Webjet	14,695
79,014	Westfield Retail Trust REIT	234,158
33,648	Woodside Petroleum	1,275,362
9,145	Woolworths	317,059
11,778	Wotif.com Holdings	29,214
		9,947,244
	Austria — 0.6%
3,925	Oesterreichische Post	200,443
22,818	OMV	1,067,298
29,589	Verbund	573,677
		1,841,418
	Belgium — 0.3%
2,945	Ageas	126,597
984	Barco	73,281
11,266	Belgacom	344,795
6,815	Colruyt	385,187
1,057	Mobistar (1)	20,596
5,262	Nyrstar (1)	20,937
		971,393
	Bermuda — 1.0%
12,400	Assured Guaranty	296,484
21,500	Axis Capital Holdings	983,625
39,736	Catlin Group	354,570
31,846	Lancashire Holdings	376,379
3,900	PartnerRe	411,060
4,400	RenaissanceRe Holdings	445,324
		2,867,442
	Brazil — 1.2%
19,929	Cia Energetica de Minas Gerais ADR	150,265
11,200	Cia Hering	119,447
21,600	Cia Paranaense de Energia ADR	309,960
12,300	Multiplus	157,325
5,600	Natura Cosmeticos	96,441
40,500	Petroleo Brasileiro Class A ADR (1)	599,400
6,800	Santos Brasil Participacoes	52,759
55,700	Souza Cruz	511,098
18,700	Telefonica Brasil ADR	396,440
14,800	Tractebel Energia	217,445
67,700	Vale	894,469
		3,505,049
	British Virgin Islands — 0.1%
27,341	Playtech	307,902

	Cambodia — 0.1%
314,000	NagaCorp	285,125

	Canada — 2.1%
41,600	Canadian Oil Sands Trust	901,798
41,200	Centerra Gold	211,253
23,300	Genworth MI Canada	817,376
5,500	Gluskin Sheff + Associates	165,294
51,500	IAMGOLD (1)	179,490
9,200	Jean Coutu Group PJC Class A	185,419
27,300	Nevsun Resources	98,883
3,600	Potash Corp. of Saskatchewan	130,133
17,400	Rogers Communications Class B	691,047
43,700	Shaw Communications Class B	1,058,560
15,200	Sherritt International	64,347
12,000	Suncor Energy	462,899
22,300	Teck Resources Class B	508,238
2,821	Tim Hortons	154,845

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,400	Transcontinental Class A	180,674
11,587	Yellow Media (1)	243,252
		6,053,508
	Cayman Islands — 0.1%
53,600	Sands China	391,304

	Chile — 0.0%
52,203	AFP Habitat	72,533

	China — 1.3%
88,000	361 Degrees International	20,204
666,000	Bank of China Class H	292,929
490,000	Bank of Communications Class H	304,632
3,100	Changyou.com ADR (1)	86,893
385,000	China Construction Bank Class H	265,673
668,000	China Lumena New Materials (1) (2) (3)	107,701
244,000	China Petroleum & Chemical Class H	215,582
81,500	China Railway Construction Class H	67,383
243,000	China Shanshui Cement Group	93,715
95,000	China Shenhua Energy Class H	257,321
44,000	China Taifeng Beddings Holdings (1)	4,881
86,400	China Zhongwang Holdings	26,969
52,000	Harbin Electric Class H	30,383
66,000	Kingsoft	203,032
6,400	NetEase ADR	435,776
280,000	Pacific Online	151,684
44,000	Pacific Textile Holdings	55,845
100,000	Peak Sport Products	27,989
175,000	Prince Frog International Holdings	50,336
39,000	Shenzhou International Group Holdings	134,310
131,000	Sino-Ocean Land Holdings	69,277
139,500	Soho China	111,018
100,000	Travelsky Technology Class H	76,229
6,000	WuXi PharmaTech Cayman ADR (1)	204,000
301,000	Xiwang Special Steel	36,495
166,000	Yangzijiang Shipbuilding Holdings	145,649
139,000	Zhaojin Mining Industry	83,368
938,000	Zijin Mining Group Class H	228,664
		3,787,938
	Czech Republic — 0.2%
18,642	CEZ	560,497
177	Philip Morris CR	93,466
		653,963
	Denmark — 0.6%
400	AP Moeller - Maersk Class B	953,160
3,045	Coloplast Class B	255,486
6,382	Novozymes Class B	305,695
2,910	Pandora	195,749
		1,710,090
	Finland — 0.9%
10,881	Nokian Renkaat	432,040
35,566	Orion Class B	1,084,052
18,257	Sampo Class A	906,518
3,416	Tikkurila	84,736
		2,507,346
	France — 2.0%
1,166	BioMerieux	127,325
16,498	BNP Paribas	1,238,494
6,372	Boiron	537,306
6,125	Cie Generale des Etablissements Michelin	747,780
14,673	CNP Assurances	338,122
313	Eurofins Scientific	86,848
747	Interparfums	34,148
23,025	Metropole Television	493,210
5,608	Neopost	459,501
12,599	Societe Generale	783,068
11,762	Total	840,050
		5,685,852
	Gabon — 0.1%
286	Total Gabon	173,993

	Germany — 1.8%
3,767	Allianz	652,483
287	Amadeus Fire	24,965
2,345	BASF	271,425
3,914	Bertrandt	592,150
11,567	Commerzbank (1)	205,488
3,428	Hannover Rueck	319,164
15,717	K+S	549,594
4,054	Merck KGaA	683,634
1,022	Muenchener Rueckversicherungs	236,004
35,457	Suedzucker	755,577
21,135	Talanx	807,956
2,749	Tipp24 (1)	198,700
		5,297,140
	Greece — 0.1%
2,794	Aegean Airlines (1)	28,878

The accompanying notes are an integral part of the financial statements.

Shares		Value $

6,010	OPAP	95,887
4,400	Tsakos Energy Navigation (1)	31,372
		156,137
	Guernsey — 0.0%
2,000	Amdocs	93,060

	Hong Kong — 3.7%
105,839	Asian Citrus Holdings (1)	22,337
148,000	Bolina Holding	53,451
260,000	Bonjour Holdings	44,602
234,000	Champion REIT	110,165
1,176,000	Champion Technology Holdings	27,303
10,000	Cheung Kong Holdings	170,258
178,000	China BlueChemical	95,509
36,000	China Lilang	23,217
133,500	China Mobile	1,269,059
771,000	CNOOC	1,274,898
29,600	Dah Sing Financial Holdings	131,909
244,000	Dongyue Group	97,563
315,000	Emperor Entertainment Hotel	136,922
214,000	Emperor International Holdings	48,028
591,000	Enerchina Holdings (1)	14,255
1,290,000	Geely Automobile Holdings	447,585
66,000	Giordano International	44,352
27,000	Great Eagle Holdings	96,641
218,000	Guangdong Investment	237,038
13,000	Henderson Land Development	77,467
105,000	Hongkong Land Holdings	735,000
53,500	Hopewell Holdings	184,246
446,000	Huabao International Holdings	211,122
234,000	Hutchison Telecommunications Hong Kong Holdings	76,662
72,000	Hysan Development	307,857
45,500	Kerry Properties	149,359
990,000	Lai Sun Development (1)	23,113
28,000	Luk Fook Holdings International	79,454
118,000	Phoenix Satellite Television Holdings	42,159
38,000	Ports Design	18,037
61,000	Prosperity REIT	18,018
24,000	Shandong Luoxin Pharmacy Stock Class H	31,637
350,000	Shenguan Holdings Group	149,878
516,000	Shenzhen Investment	168,385
220,000	Shougang Fushan Resources Group	66,117
80,000	Shun Tak Holdings (1)	39,314
388,000	Sino Biopharmaceutical	303,776
180,000	Sino Land	269,317
452,000	Sinofert Holdings (1)	55,968
43,000	Sitoy Group Holdings	25,790
101,000	SJM Holdings	280,087
12,000	SOCAM Development (1)	14,549
6,000	Soundwill Holdings	10,370
54,000	Sun Hung Kai Properties	680,141
309,000	SUNeVision Holdings	97,248
32,000	Sunlight REIT	12,589
30,500	Swire Pacific Class A	352,092
142,000	Swire Properties	426,754
27,000	Television Broadcasts	168,381
180,000	Tibet 5100 Water Resources Holdings	71,276
3,400	VTech Holdings	46,924
75,000	Wharf Holdings	524,800
72,000	Wheelock	296,249
40,000	Wynn Macau	157,617
92,500	XTEP International Holdings	37,105
		10,553,950
	Indonesia — 0.8%
2,897,500	Adaro Energy	296,980
305,500	Harum Energy	62,361
30,000	Indo Tambangraya Megah	66,103
1,050,000	Perusahaan Gas Negara	483,609
233,500	Tambang Batubara Bukit Asam	199,439
3,777,500	Telekomunikasi Indonesia Persero	740,046
152,500	United Tractors	286,230
		2,134,768
	Ireland — 0.5%
10,739	Accenture Class A	861,483
2,595	Paddy Power	200,169
9,100	Seagate Technology	478,478
		1,540,130
	Israel — 1.0%
23,734	Africa-Israel Investments	51,837
6,015	Babylon	8,529
266,140	Bezeq Israeli Telecommunication	482,213
7,600	Check Point Software Technologies (1)	486,856
2,995	Delek Automotive Systems	30,223
3,040	Internet Gold-Golden Lines (1)	27,339
73,886	Israel Chemicals	654,629
166,955	Israel Discount Bank Class A (1)	298,160
1,337	Ituran Location and Control	32,222
44,716	Migdal Insurance & Financial Holding	73,202
7,518	Osem Investments	178,429

The accompanying notes are an integral part of the financial statements.

Shares		Value $

13,800	Teva Pharmaceutical Industries ADR	674,268
		2,997,907
	Italy — 1.2%
20,143	Autostrada Torino-Milano	341,213
100,560	Banca Carige (1)	74,220
328,821	Banca Monte dei Paschi di Siena (1)	109,440
8,369	Banca Popolare dell’Emilia Romagna (1)	96,195
22,933	Banca Popolare dell’Etruria e del Lazio (1)	26,614
183,575	Banca Popolare di Milano (1)	184,899
6,840	Banco Popolare SC (1)	140,823
17,705	Credito Valtellinese Scarl (1)	42,199
13,207	DiaSorin	544,551
37,259	ENI	967,142
20,261	Recordati	354,174
38,533	UniCredit	344,274
15,250	Unione di Banche Italiane	145,137
		3,370,881
	Japan — 9.8%
6,000	ABC-Mart	269,086
4,500	Ai Holdings	71,658
21,000	Aichi Steel	77,234
3,200	Ain Pharmaciez	140,695
600	Amiyaki Tei	16,820
4,200	Asahi Holdings	66,265
1,300	Asax	15,119
21,000	Atsugi	23,211
5,000	Bank of Nagoya	18,780
4,300	Bank of the Ryukyus	56,865
5,000	Best Bridal	29,735
3,300	BML	126,048
26,900	Bridgestone	963,017
13,700	Canon (1)	430,826
2,800	Canon Electronics (1)	47,326
21,000	Central Glass	68,812
1,000	Central Japan Railway	122,659
3,600	Chiba Kogyo Bank	23,381
1,100	Chudenko	15,709
10,000	Chugoku Marine Paints	63,677
1,800	Cleanup	16,392
1,200	Corona Class A	12,113
3,000	Daihatsu Diesel Manufacturing	19,719
21,000	Daihatsu Motor	347,347
6,000	Daiichi Jitsugyo	25,236
5,800	Daiichikosho	167,246
1,900	Daikoku Denki	33,880
9,000	Daisan Bank	15,054
31,000	Daishi Bank	111,889
5,000	Daishinku	19,367
21,000	Daito Bank	22,390
8,000	Daiwa Industries	49,298
14,068	Dena	236,680
3,000	Dr Ci:Labo	95,955
46,600	Dynam Japan Holdings	123,819
4,000	Eidai	21,636
1,700	Elecom	30,696
10,600	FamilyMart	440,133
10,700	FCC	182,738
7,300	Fields	97,824
1,400	First Juken	19,596
3,400	FJ Next	16,861
9,700	Foster Electric	117,461
13,700	FUJIFILM Holdings	353,773
8,100	Fujikura Kasei	44,289
1,400	Fujishoji	15,132
11,000	Fujitsu General	126,747
1,400	FuKoKu	12,708
5,200	Fukushima Industries	73,904
2,000	Funai Electric (1)	21,441
2,000	Fuyo General Lease	68,763
2,400	Gendai Agency	14,696
6,000	Geo	54,874
22,500	Gree (1)	219,201
33,400	GungHo Online Entertainment	190,465
12,000	Gunze	32,748
18,900	Gurunavi	245,320
15,000	Hachijuni Bank	81,870
1,600	Hagihara Industries	21,159
9,000	Higashi-Nippon Bank	22,536
27,000	Higo Bank	138,651
1,800	HI-LEX	44,474
4,300	Hirano Tecseed	47,528
6,000	Hokkoku Bank	20,071
31,700	Hoya	934,551
11,000	Hyakugo Bank	42,608
23,000	Hyakujushi Bank	76,940
4,000	Idemitsu Kosan	88,228
3,000	Imasen Electric Industrial	37,619
8,800	Inabata	82,719
2,000	Infocom	16,804
78,200	Inpex	1,138,178
86,000	Isuzu Motors	498,831
12,000	ITOCHU	134,279
3,100	Itochu Enex	17,375
16,000	Iwatsu Electric	14,085
5,500	Japan Digital Laboratory	80,105

The accompanying notes are an integral part of the financial statements.

Shares		Value $

8,500	Japan Petroleum Exploration	315,939
10,700	Japan Tobacco	351,242
22,000	Juroku Bank	76,823
14,000	Kagoshima Bank	87,367
19,300	Kakaku.com	274,676
21,000	Kaken Pharmaceutical	361,931
19,000	Kandenko	101,844
91,000	Kanematsu	139,747
2,000	Kato Sangyo	41,590
14,300	KDDI	761,193
12,800	Keihin	185,299
19,000	Keiyo Bank	83,631
15,400	Kimoto	48,504
13,000	Kinden	119,529
2,900	Kohnan Shoji	29,387
2,000	Konishi	35,761
5,400	Kura	108,438
12,000	Kurabo Industries	20,424
5,000	Kuraray	56,096
15,700	Kuroda Electric	252,005
11,000	Kyudenko	94,791
8,000	Maeda Road Construction	123,871
42,000	Marubeni	280,178
5,000	Marudai Food	14,868
1,100	Maruka Machinery	14,310
1,500	Matsuda Sangyo	16,653
5,700	Megachips (1)	67,128
2,000	Meiko Network Japan	21,617
5,100	Meiwa	20,253
2,100	Mimasu Semiconductor Industry	19,062
9,300	Miraca Holdings	402,983
27,000	Mitsubishi Steel Manufacturing	53,876
108,000	Mitsubishi UFJ Financial Group	572,563
4,000	Mitsuboshi Belting	20,854
46,000	Mitsui	651,969
2,000	Mochida Pharmaceutical	140,852
9,000	MonotaRO	181,611
6,000	Moonbat	11,679
1,000	Murakami	14,848
6,400	NAC	94,277
18,000	Namura Shipbuilding	135,218
7,900	Neturen	54,091
47,800	Nexon	373,105
39,000	NHK Spring	351,719
1,000	NIFTY	14,134
1,300	Nihon Eslead	13,199
5,000	Nihon Parkerizing	109,014
14,000	Nippon Denko (1)	38,891
24,000	Nippon Electric Glass	117,142
10,000	Nippon Konpo Unyu Soko	168,729
3,000	Nippon Pillar Packing	21,509
16,000	Nippon Piston Ring	27,857
16,000	Nippon Road	81,381
12,000	Nippon Seiki	209,517
10,000	Nippon Steel & Sumikin Texeng	38,637
24,000	Nippon Synthetic Chemical Industry	159,632
15,000	Nippon Telegraph & Telephone	830,586
23,000	Nissan Chemical Industries	343,082
6,200	Nisshin Fudosan	21,711
24,000	Nissin Electric	133,340
7,400	Nitori Holdings	339,111
7,000	Nittetsu Mining	26,087
6,400	Nitto Kogyo	132,463
10,900	Nittoc Construction	39,022
21,400	North Pacific Bank	86,659
59,100	NTT DoCoMo	937,646
33,000	Ogaki Kyoritsu Bank	89,089
8,000	Oita Bank	29,109
1,700	Onoken	17,925
7,800	Oracle Japan	358,967
1,600	Oriental Land	239,527
25,800	Otsuka Holdings	742,695
1,900	Otsuka Kagu	18,529
1,600	Pal	30,518
14,200	Park24	259,179
2,900	Piolax	100,558
10,000	Renown (1)	11,542
11,000	Riken	44,975
5,000	Sakai Chemical Industry	14,085
1,600	San-A Class A	46,121
4,000	San-Ai Oil	26,605
29,000	San-In Godo Bank	191,187
6,000	Sanki Engineering	36,856
5,300	Sanrio	167,707
7,000	Seika	16,296
14,000	Seino Holdings	138,035
5,000	Sekisui Jushi	66,562
1,000	Shaklee Global Group (1)	37,952
18,000	Shiga Bank	98,244
14,000	Shinagawa Refractories	27,799
5,800	Shin-Etsu Polymer	21,672
9,200	Shinko Electric Industries	60,652
7,000	Shiroki	13,420
15,300	Showa	167,913
2,500	Sinko Industries	23,769
9,600	Sintokogio	68,924
20,600	Skymark Airlines (1)	63,068

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,200	Sogo Medical	49,650
42,700	Sojitz	67,244
43,300	Sony Financial Holdings	693,749
2,900	St. Marc Holdings	137,433
29,000	Sumitomo Bakelite	110,344
7,000	Sumitomo Densetsu	86,066
3,600	Sundrug	147,190
3,000	Tachi-S Class S	47,009
6,000	Taihei Dengyo Kaisha	39,380
5,000	TBK	24,454
5,000	Teikoku Sen-I Class I	71,453
1,800	Tenma	23,505
1,900	TKC	38,452
38,000	Toagosei	159,084
2,900	Tocalo	45,301
5,000	Toho Bank	16,726
2,400	Tokai	60,965
16,000	Tokai Carbon	51,333
10,900	Tokai Rika	189,352
1,840	Token	81,530
10,000	Tokuyama	28,953
4,200	Tokyo Ohka Kogyo	95,926
5,000	Tokyo Tekko	18,731
1,900	Tomoe Engineering	29,996
4,500	TOMONY Holdings	19,103
3,300	Toppan Forms	30,342
27,000	Topy Industries	45,689
57,000	Towa Bank	54,081
14,000	Toyo Kohan	67,785
10,500	Toyo Machinery & Metal	55,050
8,000	Toyoda Gosei	147,425
10,000	Trend Micro (1)	323,275
6,800	TS Tech	181,316
7,000	Uchida Yoko	19,582
4,000	Unipres	77,195
19,500	USS	284,007
4,000	Watanabe Sato	13,303
800	WDB Holdings	10,407
3,600	Welcia Holdings	217,264
500	Wowow	16,775
900	YAMADA Consulting Group	19,596
4,000	Yamanashi Chuo Bank	17,333
16,000	Yodogawa Steel Works	62,914
2,000	Yorozu	37,306
		28,199,130
	Kazakhstan — 0.1%
18,576	KazMunaiGas Exploration Production JSC GDR	276,411

	Liechtenstein — 0.0%
122	Verwaltungs-und Privat-Bank	12,157

	Luxembourg — 0.0%
2,669	Oriflame Cosmetics	68,057

	Malaysia — 0.1%
58,261	Berjaya Sports Toto	69,403
36,900	CB Industrial Product Holding	53,110
21,000	Hartalega Holdings	40,772
165,000	Land & General (1)	28,801
46,000	Petronas Chemicals Group	94,803
47,500	UOA Development	34,183
		321,072
	Mexico — 0.1%
6,528	Fresnillo	93,851
35,900	Kimberly-Clark de Mexico Class A	93,682
		187,533
	Netherlands — 0.8%
34,814	Aegon	315,635
5,461	ArcelorMittal	88,681
643	Exact Holding	22,658
18,066	ING Groep (1)	256,528
15,120	Koninklijke Ahold	291,681
12,800	LyondellBasell Industries Class A	1,184,000
7,316	Yandex Class A (1)	193,874
		2,353,057
	Norway — 1.4%
4,799	Fred Olsen Energy	152,666
3,729	Kongsberg Gruppen	87,512
39,108	Statoil	1,186,865
39,670	Telenor	930,970
17,128	TGS Nopec Geophysical	590,690
21,739	Yara International	1,026,187
		3,974,890
	Philippines — 0.0%
142,400	Aboitiz Power	116,590

	Poland — 0.7%
15,036	Asseco Poland	223,480
12,027	Enea	60,698
26,165	KGHM Polska Miedz (1)	945,869
83,428	PGE	578,663
43,545	Tauron Polska Energia	76,946
		1,885,656

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Portugal — 0.0%
24,356	Portucel	115,394

	Puerto Rico — 0.0%
1,850	Doral Financial (1)	17,686
4,600	Triple-S Management Class B (1)	68,908
		86,594
	Russia — 1.2%
10,000	CTC Media (NASDAQ)	86,700
53,863	Gazprom ADR	389,699
5,789	Globaltrans Investment GDR	55,111
7,298	LUKOIL ADR	386,210
7,051	MegaFon OAO GDR	183,326
29,017	MMC Norilsk Nickel ADR	523,177
35,600	Mobile Telesystems ADR	596,656
64,800	Rosneft Oil GDR	406,490
68,411	Surgutneftegas OAO ADR	477,509
7,900	Tatneft OAO ADR	270,970
		3,375,848
	Singapore — 0.2%
25,000	CSE Global	11,865
1,000	Great Eastern Holdings	15,155
5,000	Hong Leong Finance	10,968
74,000	OSIM International	171,173
18,000	Singapore Exchange	99,354
71,000	UOL Group	363,580
		672,095
	South Africa — 2.1%
73,612	AVI	405,896
29,717	Coronation Fund Managers	286,676
10,752	Gold Fields	45,081
14,200	Gold Fields ADR	60,066
22,800	Harmony Gold Mining ADR (1)	75,012
12,094	Kumba Iron Ore	430,098
6,725	Lewis Group	39,888
139,361	Life Healthcare Group Holdings	553,311
225,980	MMI Holdings	567,071
6,331	Mr Price Group	95,261
41,915	MTN Group	839,894
16,120	Reunert	105,725
65,010	SA Corporate Real Estate Fund REIT	25,521
40,157	Sanlam	214,708
9,425	Sasol	528,823
41,411	Telkom	148,002
42,462	Truworths International	340,447
78,693	Vodacom Group	938,362
59,239	Woolworths Holdings	402,603
		6,102,445
	South Korea — 2.0%
533	Asia Holdings	74,536
3,970	Coway	313,128
1,585	Daelim Industrial	129,003
3,620	Dongsuh	55,353
7,460	Grand Korea Leisure	310,803
4,770	Halla Visteon Climate Control	198,962
5,720	Industrial Bank of Korea	70,303
2,370	INFAC	22,913
21,360	KB Financial Group	727,641
22,984	Kia Motors	1,274,541
309	Korea Zinc	101,824
1,650	Samsung Electronics	2,144,537
2,876	Soulbrain	114,533
6,534	Sungwoo Hitech	105,285
		5,643,362
	Spain — 0.2%
4,170	Enagas	128,432
5,252	Red Electrica	431,935
		560,367
	Sweden — 1.2%
11,372	Atlas Copco Class A	329,152
2,653	Axfood	141,051
3,923	Axis Communications	116,987
6,743	Betsson (1)	245,259
100	Bilia Class A	3,314
1,898	Hexpol	179,227
31,222	Industrivarden Class C	653,039
3,586	Intrum Justitia	103,738
1,008	Investment Oresund (1)	24,959
15,375	Investor Class B	594,693
1,676	Net Entertainment	40,339
7,482	Nolato Class B	170,877
12,895	Swedish Match	442,050
7,924	Unibet Group	427,142
		3,471,827
	Switzerland — 1.6%
13,500	ACE	1,381,320
7,601	Actelion	746,627
3,500	Allied World Assurance Holdings	376,915
78	APG SGA	26,854
38,057	Ferrexpo	93,556
101	Inficon Holding	36,149
6,305	Roche Holding	1,848,301
		4,509,722

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Taiwan — 1.3%
19,000	Alcor Micro	25,828
22,000	Aten International	69,210
29,000	Audix	27,994
17,000	Capella Microsystems Taiwan	64,739
92,000	Catcher Technology	775,349
11,000	Chipbond Technology	18,796
110,000	Faraday Technology	149,530
35,000	Flytech Technology	134,446
131,000	Formosan Rubber Group	122,549
27,000	Global Mixed Mode Technology	84,939
107,000	Grand Pacific Petrochemical	68,031
206,000	Greatek Electronics	243,533
57,000	Holtek Semiconductor	102,494
56,000	Ibase Technology	108,484
14,000	PChome Online	95,967
36,000	Polytronics Technology	85,833
115,000	Powertech Technology	186,030
14,193	Radiant Opto-Electronics	57,105
36,000	Richtek Technology	206,239
36,000	Sea Sonic Electronics	65,567
9,373	Silicon Motion Technology ADR	155,498
16,600	Simplo Technology	86,304
8,000	Sinmag Equipment	44,506
56,000	Sonix Technology	105,146
37,000	Stark Technology	35,532
35,000	Taiwan Secom	88,781
17,000	Test Research	28,485
58,000	United Integrated Services	63,190
212,000	Vanguard International Semiconductor	289,238
4,000	Wowprime	60,269
		3,649,612
	Thailand — 1.1%
44,700	Advanced Info Service	334,283
210,700	BEC World	356,484
376,300	BTS Group Holdings	97,098
241,200	Delta Electronics Thai NVDR	424,858
30,100	MCOT	26,510
31,600	PTT Exploration & Production	155,754
102,100	PTT Exploration & Production NVDR	503,243
107,300	PTT NVDR	1,037,852
285,800	TTW NVDR	88,319
		3,024,401
	Turkey — 0.5%
16,202	Aksa Akrilik Kimya Sanayii	56,320
213,016	Eregli Demir ve Celik Fabrikalari	295,582
3,616	Goodyear Lastikleri	114,308
93,204	Ipek Dogal Enerji Kaynaklari Ve Uretim (1)	118,295
63,184	Is Gayrimenkul Yatirim Ortakligi REIT	41,294
45,149	Koza Altin Isletmeleri	450,090
137,091	Koza Anadolu Metal Madencilik Isletmeleri (1)	166,206
76,927	Turk Telekomunikasyon	230,612
2,900	Turk Traktor ve Ziraat Makineleri	83,297
		1,556,004
	United Kingdom — 12.6%
11,428	Abcam	76,215
109,567	Aberdeen Asset Management	808,045
25,417	Admiral Group	599,935
6,041	AMEC	125,965
22,195	Amlin	167,770
50,522	Anglo American	1,349,460
22,790	Anglo American (South African Shares)	607,632
85,539	Antofagasta	1,136,611
160,761	Ashmore Group	951,081
28,429	AstraZeneca	2,238,685
76,174	Barclays	324,358
36,740	Beazley	152,101
44,035	BHP Billiton	1,426,743
145,817	BP	1,229,011
13,769	British American Tobacco	794,365
103,841	British Sky Broadcasting Group	1,542,853
11,705	Burberry Group	293,475
97,374	Cairn Energy (1)	302,999
110	Camellia	18,452
199,059	Centrica	1,109,095
45,363	Cobham	236,435
43,144	Dart Group	214,525
4,507	Debenhams	6,103
3,900	Delphi Automotive	260,676
10,170	Dunelm Group	160,806
71,417	GlaxoSmithKline	1,967,862
12,401	Greggs	112,017
36,920	Halfords Group	275,959
27,783	Halma	263,392
18,168	Highland Gold Mining	18,865
18,550	Hiscox	221,117
158,695	HSBC Holdings (1)	1,618,620
140,400	HSBC Holdings (Hong Kong Shares) (1)	1,424,291
23,928	IG Group Holdings	256,943
22,230	IMI	562,994

The accompanying notes are an integral part of the financial statements.

Shares		Value $

16,865	Imperial Tobacco Group	728,098
22,117	ITE Group	85,887
16,572	JKX Oil & Gas (1)	15,249
29,146	Kazakhmys (1)	117,169
378,454	Legal & General Group	1,353,356
5,018	Micro Focus International	65,661
29,071	Mitie Group	156,134
2,773	Next	305,260
32,346	Pace	199,172
18,955	Reckitt Benckiser Group	1,528,164
132,773	Royal Bank of Scotland Group (1)	669,828
27,234	Royal Dutch Shell Class A	1,078,516
65,985	Sage Group	475,046
81,024	Senior	390,975
51,128	Smith & Nephew	793,749
10,357	Smiths Group	233,447
7,777	Spectris	292,156
3,743	Spirax-Sarco Engineering	183,207
5,346	Ultra Electronics Holdings	153,083
35,818	Unilever	1,598,953
21,132	Vedanta Resources	337,524
11,442	Verizon Communications	534,799
6,688	Victrex	210,143
2,705	Vitec Group	28,202
341,647	Vodafone Group	1,291,819
26,688	WH Smith	492,954
15,085	William Hill	90,340
4,537	WS Atkins	98,281
		36,362,628
	United States — 36.9%
	Consumer Discretionary — 3.0%
1,400	American Public Education (1)	48,440
7,100	Apollo Education Group Class A (1)	204,906
5,900	Bed Bath & Beyond (1)	366,567
4,300	Buckle	202,057
1,100	Capella Education	64,196
6,100	Coach	272,365
8,900	DIRECTV (1)	690,640
3,453	Express (1)	50,310
2,400	Foot Locker	111,672
3,400	GameStop Class A	134,912
7,000	Gap	275,100
7,000	Guess?	188,370
7,600	Kohl’s	416,404
20,100	Mattel	788,222
11,600	McDonald’s	1,176,008
1,300	Meredith	57,291
1,600	Morningstar	117,328
3,800	Nike Class B	277,210
2,200	PetMed Express	28,798
3,700	PetSmart	250,416
1,200	Polaris Industries	161,196
457	Priceline Group (1)	529,092
1,700	Ralph Lauren Class A	257,329
1,960	Ross Stores	133,437
1,600	Scripps Networks Interactive Class A	120,112
47,300	Staples	591,250
4,500	Steven Madden (1)	160,245
3,100	TripAdvisor (1)	250,294
3,600	Tupperware Brands	305,676
5,185	WABCO Holdings (1)	554,847
		8,784,690
	Consumer Staples — 3.3%
22,200	Altria Group	890,442
8,100	Church & Dwight	558,981
13,700	Coca-Cola	558,823
10,800	General Mills	572,616
4,600	Hormel Foods	219,374
11,300	Kimberly-Clark	1,268,425
6,665	Lancaster Colony	632,375
13,200	Lorillard	784,344
7,300	Nu Skin Enterprises Class A	635,100
739	PepsiCo	63,473
11,100	Philip Morris International	948,273
9,900	Reynolds American	558,657
30,900	Sysco	1,125,687
3,000	USANA Health Sciences (1)	203,580
4,500	Wal-Mart Stores	358,695
		9,378,845
	Energy — 2.3%
4,500	Alliance Resource Partners LP	419,085
1,300	Apache	112,840
5,100	Arch Coal	23,358
3,500	Chevron	439,320
11,700	ConocoPhillips	869,427
4,400	CVR Energy	216,260
17,300	Diamond Offshore Drilling	944,753
3,700	Dorchester Minerals LP	101,306
19,700	Ensco Class A	993,865
6,700	ExxonMobil	686,147
3,700	Helmerich & Payne	402,005
2,400	Marathon Petroleum	223,080
9,300	Murphy Oil	589,899
4,600	Occidental Petroleum	440,450
5,100	Renewable Energy Group (1)	60,027
7,400	RPC	164,502
		6,686,324
	Financials — 5.7%
27,000	Aflac	1,693,440

The accompanying notes are an integral part of the financial statements.

Shares		Value $

14,500	American Capital (1)	217,355
17,000	American Equity Investment Life Holding	396,440
3,200	American Financial Group	186,976
1,700	American International Group	90,321
12,700	Apollo Commercial Real Estate Finance REIT	216,027
5,700	Apollo Residential Mortgage REIT	92,055
14,700	Capital One Financial	1,086,330
8,100	Capital Southwest	284,310
1,700	Cash America International	74,035
3,600	CBOE Holdings	192,096
12,300	Chubb	1,132,584
30,030	Citigroup	1,438,737
4,600	CNO Financial Group	79,350
600	Diamond Hill Investment Group (1)	71,232
22,000	Discover Financial Services	1,229,800
800	FBL Financial Group Class A	35,768
14,900	Franklin Resources	780,015
11,200	Genworth Financial Class A (1)	199,920
10,800	Goldman Sachs Group	1,726,056
7,100	Horace Mann Educators	213,497
8,000	Imperial Holdings (1)	53,520
31,200	JPMorgan Chase	1,746,576
1,400	MarketAxess Holdings	75,432
600	Moody’s	47,100
500	National Western Life Insurance Class A	116,625
4,900	Portfolio Recovery Associates (1)	280,035
8,100	ProAssurance	367,902
12,200	Protective Life	624,030
5,200	SEI Investments	168,376
17,910	Symetra Financial	370,021
3,500	T. Rowe Price Group	287,455
5,034	Tetragon Financial Group	51,724
9,400	Universal Insurance Holdings	137,522
3,000	Waddell & Reed Financial Class A	202,350
17,000	Western Union	269,790
4,300	World Acceptance (1)	312,180
		16,546,982
	Healthcare — 7.6%
31,489	AbbVie	1,639,947
8,364	Amgen	934,677
9,800	Amsurg Class A (1)	424,438
100	Atrion	28,833
9,300	Baxter International	676,947
5,000	Becton Dickinson	565,150
1,900	Biogen Idec (1)	545,528
5,100	Cardinal Health	354,501
6,800	Chemed	566,236
3,300	Computer Programs & Systems	208,329
3,306	Corvel (1)	150,555
5,856	CR Bard	804,204
1,400	Cyberonics (1)	82,824
33,254	Eli Lilly	1,965,311
35,200	Enzon Pharmaceuticals (1)	31,332
11,900	Gilead Sciences (1)	934,031
9,300	Johnson & Johnson	941,997
3,700	Laboratory Corp. of America Holdings (1)	365,190
3,400	MEDNAX (1)	201,450
32,200	Medtronic	1,894,004
7,200	Meridian Bioscience	143,784
800	Mettler-Toledo International (1)	186,496
17,000	Myriad Genetics (1)	717,570
80,500	PDL BioPharma	683,445
33,200	Pfizer	1,038,496
14,500	Quality Systems	214,165
6,700	Quest Diagnostics	374,731
1,100	ResMed	54,835
5,100	St. Jude Medical	323,697
9,600	Stryker	746,400
5,647	Taro Pharmaceutical Industries (1)	636,332
1,900	Techne	169,689
10,700	United Therapeutics (1)	1,070,107
9,600	UnitedHealth Group	720,384
5,100	Varian Medical Systems (1)	405,705
3,900	Waters (1)	384,306
5,905	Zimmer Holdings	571,604
		21,757,230
	Industrials — 5.0%
11,500	3M	1,599,535
1,300	Alaska Air Group	122,304
30,300	Babcock & Wilcox	1,054,137
2,200	Cummins	331,870
8,900	Deluxe	489,055
2,300	Dover	198,720
14,400	Emerson Electric	981,792
34,800	Exelis	645,192
2,400	Forward Air	106,152
18,700	Honeywell International	1,737,230
2,500	Hubbell Class B	294,300
5,500	Joy Global	332,090
5,500	Kla-Tencor	351,945
2,047	Lincoln Electric Holdings	136,760
10,600	Lockheed Martin	1,739,884
4,100	Northrop Grumman	498,191
6,140	Oshkosh	340,831

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,500	Parker Hannifin	444,080
9,500	Pitney Bowes	254,600
11,400	Raytheon	1,088,472
2,200	Rockwell Collins	170,830
6,600	Rollins	198,528
9,600	RR Donnelley & Sons	168,960
4,200	SkyWest	48,720
660	Toro	41,936
4,485	Union Pacific	854,079
900	WW Grainger	228,960
		14,459,153
	Information Technology — 8.2%
3,800	Apple	2,242,342
74,500	Brocade Communications Systems (1)	693,595
20,000	CA	602,800
57,100	Cisco Systems	1,319,581
3,800	Corning	79,458
6,300	Dolby Laboratories Class A (1)	251,055
7,300	eBay (1)	378,359
6,700	Ebix	105,726
42,600	EMC	1,099,080
4,100	F5 Networks (1)	431,197
3,300	FactSet Research Systems	351,450
3,000	Global Payments	200,490
400	Google Class A (1)	213,952
400	Google Class C (1)	210,664
5,000	Harris	367,600
32,900	Hewlett-Packard	1,087,674
69,000	Intel	1,841,610
1,800	InterDigital	62,496
3,927	International Business Machines	771,538
5,900	Intuit	446,925
2,300	j2 Global	106,628
6,200	Jack Henry & Associates	341,992
1,150	Knowles (1)	32,120
3,200	Kulicke & Soffa Industries (1)	47,072
7,400	Lexmark International Class A	318,200
15,400	Maxim Integrated Products	499,576
52,000	Microsoft	2,100,800
12,000	NetApp	427,320
17,300	NVIDIA	319,531
34,400	Oracle	1,406,272
22,600	Paychex	944,906
4,900	Plantronics	213,493
22,000	QUALCOMM	1,731,620
3,996	Rockwell Automation	476,243
6,500	SolarWinds (1)	262,080
1,100	Syntel (1)	88,352
4,054	Teradata (1)	184,295
11,800	Texas Instruments	536,310
7,900	Western Digital	696,227
		23,490,629
	Materials — 1.2%
2,800	CF Industries Holdings	686,476
13,900	Cliffs Natural Resources	246,308
6,300	Energizer Holdings	703,647
12,618	FutureFuel	253,243
602	NewMarket	224,137
2,200	Schweitzer-Mauduit International	96,008
2,500	Sigma-Aldrich	240,525
1,500	Terra Nitrogen LP	224,415
4,300	Valmont Industries	640,313
		3,315,072
	Telecommunication Services — 0.0%
8,800	Inteliquent	120,032

	Utilities — 0.6%
26,000	Alaska Communications Systems Group (1)	49,140
35,200	AT&T	1,256,640
8,300	Verizon Communications	387,859
		1,693,639
	Total United States	106,232,596
	TOTAL COMMON STOCK (Cost $259,160,286)	279,663,521

	PREFERRED STOCK — 0.9%
	Brazil — 0.9%
22,000	AES Tiete	173,257
57,200	Itausa - Investimentos Itau	251,400
38,000	Metalurgica Gerdau Class A	277,959
104,400	Oi	100,198
75,000	Vale Class A	890,683
76,700	Vale Class B ADR	910,429
	TOTAL PREFERRED STOCK (Cost $2,708,412)	2,603,926

	INVESTMENT COMPANY (1) — 0.2%
	Switzerland — 0.2%
3,547	BB Biotech (Cost $526,401)	594,055

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	WARRANT (1) — 0.0%
	Hong Kong — 0.0%
4,500	Sun Hung Kai Properties Expires 04/22/16 (Cost $—)	3,030

	RIGHTS (1) (2) (3) — 0.0%
	Israel — 0.0%
659	Africa-Israel Investments Expires 05/14 (Cost $—)	568

	TOTAL INVESTMENTS — 98.2% (Cost $262,395,099)	282,865,100

	OTHER ASSETS LESS LIABILITIES — 1.8%	5,293,812

	NET ASSETS — 100%	$288,158,912

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On April 30, 2014 the value of these securities amounted to $108,269, representing 0.0% of the net assets of the Fund.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Deutsche Bank Securities	5/15/14	USD	567,844	JPY	57,781,000	(2,620)
Deutsche Bank Securities	5/15/14	ZAR	14,451,800	USD	1,351,962	(18,818)
HSBC	5/15/14	USD	561,199	ZAR	5,897,800	(1,781)
HSBC	5/15/14	USD	2,129,223	JPY	217,048,000	(6,020)
Standard Bank	5/15/14	JPY	785,997,200	USD	7,565,915	(122,854)
Standard Chartered	5/15/14	USD	5,034,136	JPY	511,168,200	(33,795)
						$(185,888)

The accompanying notes are an integral part of the financial statements.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

JPY — Japanese Yen

LP — Limited Partnership

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

USD — United States Dollar

ZAR — South African Rand

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock (1)
Australia	$9,947,244	$—	$—	$9,947,244
Austria	1,841,418	—	—	1,841,418
Belgium	971,393	—	—	971,393
Bermuda	2,867,442	—	—	2,867,442
Brazil	3,505,049	—	—	3,505,049
British Virgin Islands	307,902	—	—	307,902
Cambodia	285,125	—	—	285,125
Canada	6,053,508	—	—	6,053,508
Cayman Islands	391,304	—	—	391,304
Chile	72,533	—	—	72,533
China	3,680,237	107,701	—	3,787,938
Czech Republic	653,963	—	—	653,963
Denmark	1,710,090	—	—	1,710,090
Finland	2,507,346	—	—	2,507,346
France	5,685,852	—	—	5,685,852
Gabon	173,993	—	—	173,993
Germany	5,297,140	—	—	5,297,140
Greece	156,137	—	—	156,137
Guernsey	93,060	—	—	93,060
Hong Kong	10,553,950	—	—	10,553,950
Indonesia	2,134,768	—	—	2,134,768
Ireland	1,540,130	—	—	1,540,130
Israel	2,997,907	—	—	2,997,907
Italy	3,370,881	—	—	3,370,881
Japan	28,199,130	—	—	28,199,130
Kazakhstan	276,411	—	—	276,411
Liechtenstein	12,157	—	—	12,157
Luxembourg	68,057	—	—	68,057
Malaysia	321,072	—	—	321,072
Mexico	187,533	—	—	187,533
Netherlands	2,353,057	—	—	2,353,057
Norway	3,974,890	—	—	3,974,890
Philippines	116,590	—	—	116,590
Poland	1,885,656	—	—	1,885,656
Portugal	115,394	—	—	115,394
Puerto Rico	86,594	—	—	86,594
Russia	3,375,848	—	—	3,375,848
Singapore	672,095	—	—	672,095
South Africa	6,102,445	—	—	6,102,445
South Korea	5,643,362	—	—	5,643,362
Spain	560,367	—	—	560,367
Sweden	3,471,827	—	—	3,471,827

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock (1)
Switzerland	$4,509,722	$—	$—	$4,509,722
Taiwan	3,649,612	—	—	3,649,612
Thailand	3,024,401	—	—	3,024,401
Turkey	1,556,004	—	—	1,556,004
United Kingdom	36,362,628	—	—	36,362,628
United States
Consumer Discretionary	8,784,690	—	—	8,784,690
Consumer Staples	9,378,845	—	—	9,378,845
Energy	6,686,324	—	—	6,686,324
Financials	16,546,982	—	—	16,546,982
Healthcare	21,757,230	—	—	21,757,230
Industrials	14,459,153	—	—	14,459,153
Information Technology	23,490,629	—	—	23,490,629
Materials	3,315,072	—	—	3,315,072
Telecommunication Services	120,032	—	—	120,032
Utilities	1,693,639	—	—	1,693,639
Total Common Stock	$279,555,820	$107,701	$—	$279,663,521

Preferred Stock
Brazil	2,603,926	—	—	2,603,926
Total Preferred Stock	2,603,926	—	—	2,603,926

Investment Company
Switzerland	594,055	—	—	594,055
Total Investment Company	594,055	—	—	594,055

Warrant
Hong Kong	3,030	—	—	3,030
Total Warrant	3,030	—	—	3,030

Rights
Israel	—	568	—	568
Total Rights	—	568	—	568

Total Investments in Securities	$282,756,831	$108,269	$—	$282,865,100

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards —Unrealized Depreciation	$—	$(185,888)	$—	$(185,888)
Total Other Financial Instruments	$—	$(185,888)	$—	$(185,888)

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2014, the Fund had a security with a total value of $107,701 transfer from Level 1 to Level 2.  The change in level occurred due to a halt in trading of this security.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2014 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$725,125,649	$129,754,243	$60,735,544
Cash	18,831,342	11,553,689	3,499,518
Foreign currency	2	4	—
Dividends and tax reclaims receivable	701,955	19,507	10,315
Receivable for securities sold	500,571	952,528	508,981
Receivable for Fund shares sold	186,585	7,340	4,472
Prepaid expenses	45,070	30,087	29,714
Due from Investment Advisor — Note 3	—	—	18,502
Unrealized appreciation on spot foreign currency contracts	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Initial margin for futures contracts	692,000	—	—
Variation margin receivable	48,800	—	—
TOTAL ASSETS	746,131,974	142,317,398	64,807,046
LIABILITIES
Payable for securities purchased	25,542	1,012,695	393,539
Unrealized depreciation on spot foreign currency contracts	1,036	—	—
Variation margin payable	—	—	—
Accrued foreign capital gains tax on appreciated securities	—	—	—
Unrealized depreciation on forward foreign currency contracts	77,196	—	—
Payable for Fund shares redeemed	207,552	16,785	43,040
Investment Advisory fees payable — Note 3	151,370	116,753	53,274
Legal fees payable	23,615	9,476	7,649
Audit fees payable	12,712	13,450	13,676
Sub-administration fees payable — Note 3	7,872	9,107	4,155
Distribution fees payable, Advisor Shares — Note 3	57	668	2,432
Shareholder service fees payable, Advisor Shares — Note 3	—	88	—
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—
Accrued expenses and other liabilities	52,884	35,014	25,463
TOTAL LIABILITIES	559,836	1,214,036	543,228
NET ASSETS	$745,572,138	$141,103,362	$64,263,818
Cost of securities	$540,819,830	$99,016,700	$46,240,577
Cost of foreign currency	$2	$4	$—
NET ASSETS
Capital paid-in	$547,328,175	$101,121,630	$42,983,344
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	3,582,576	(112,879)	(10,256)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	10,295,272	9,357,068	6,795,763
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation on investments	184,305,819	30,737,543	14,494,967
Net unrealized appreciation (depreciation) on futures	137,626	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(77,330)	—	—
NET ASSETS	$745,572,138	$141,103,362	$64,263,818
Net Assets:
Investor/Institutional Shares*	$745,374,511	$140,038,861	$57,942,399
Advisor/Institutional Service Shares*	$197,627	$1,064,501	$6,321,419
Total shares outstanding end of period:
Investor/Institutional Shares*	51,905,534	5,416,965	4,466,475
Advisor/Institutional Service Shares*	13,800	42,177	498,245
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$14.36	$25.85	$12.97
Advisor/Institutional Service Shares*	$14.32	$25.24	$12.69

* Institutional Shares and Institutional Service Shares pertain only to the Global Multi-Cap Equity Fund.

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	International Alpha Fund	International Multi- Cap Value Fund	Global Multi-Cap Equity Fund
ASSETS
Investments in securities, at value — Note 2	$1,116,401,118	$21,708,034	$198,045,056	$197,137,682	$282,865,100
Cash	27,169,912	1,329,685	8,554,067	2,713,348	6,945,707
Foreign currency	741,135	42,354	25	173,888	219,616
Dividends and tax reclaims receivable	2,059,511	75,638	863,838	1,017,453	896,567
Receivable for securities sold	3,949,467	276,307	2,234,138	2,706,084	10,085,638
Receivable for Fund shares sold	1,223,046	—	12,751	424,022	1,500,000
Prepaid expenses	121,696	27,919	27,465	27,852	28,779
Due from Investment Advisor — Note 3	8,138	21,863	12,144	36,469	19,833
Unrealized appreciation on spot foreign currency contracts	28,729	2,216	2,963	9,463	8,498
Unrealized appreciation on forward foreign currency contracts	—	14,365	—	—	—
Initial margin for futures contracts	—	35,200	—	91,173	130,722
Variation margin receivable	—	—	—	8,661	6,010
TOTAL ASSETS	1,151,702,752	23,533,581	209,752,447	204,346,095	302,706,470
LIABILITIES
Payable for securities purchased	14,156,760	452,696	7,842,122	2,868,494	13,569,891
Unrealized depreciation on spot foreign currency contracts	3,536	83	3,895	7,401	9,203
Variation margin payable	—	4,880	—	—	259
Accrued foreign capital gains tax on appreciated securities	1,088,376	7,814	—	19,713	21,337
Unrealized depreciation on forward foreign currency contracts	—	6,473	—	—	185,888
Payable for Fund shares redeemed	1,250,688	—	188,198	140,600	494,176
Investment Advisory fees payable — Note 3	874,400	18,458	126,164	129,982	127,357
Legal fees payable	31,274	6,373	9,716	9,768	11,010
Audit fees payable	2,671	13,314	8,724	17,083	19,473
Sub-administration fees payable — Note 3	68,203	1,440	12,301	12,674	18,062
Distribution fees payable, Advisor Shares — Note 3	102,797	200	19,028	41,025	—
Shareholder service fees payable, Advisor Shares — Note 3	—	—	2,417	4,317	—
Shareholder service fees payable, Institutional Service Shares — Note 3	—	—	—	—	7,808
Accrued expenses and other liabilities	341,674	66,578	36,542	170,296	83,094
TOTAL LIABILITIES	17,920,379	578,309	8,249,107	3,421,353	14,547,558
NET ASSETS	$1,133,782,373	$22,955,272	$201,503,340	$200,924,742	$288,158,912
Cost of securities	$1,036,834,867	$20,793,614	$179,699,586	$183,591,085	$262,395,099
Cost of foreign currency	$741,109	$42,213	$25	$173,864	$219,134
NET ASSETS
Capital paid-in	$1,113,695,923	$21,345,778	$178,666,047	$183,228,541	$258,195,238
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	5,522	62,264	2,928,385	44,133	2,250,161
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(58,395,138)	658,025	1,553,925	4,059,071	7,446,658
Accumulated foreign capital gains tax on appreciated securities	(1,088,376)	(7,814)	—	(19,713)	(21,337)
Net unrealized appreciation on investments	79,566,251	914,420	18,345,470	13,546,597	20,470,001
Net unrealized appreciation (depreciation) on futures	—	(25,686)	—	63,425	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(1,809)	8,285	9,513	2,688	(181,809)
NET ASSETS	$1,133,782,373	$22,955,272	$201,503,340	$200,924,742	$288,158,912
Net Assets:
Investor/Institutional Shares*	$960,090,724	$21,816,829	$102,289,588	$146,871,075	$188,064,869
Advisor/Institutional Service Shares*	$173,691,649	$1,138,443	$99,213,752	$54,053,667	$100,094,043
Total shares outstanding end of period:
Investor/Institutional Shares*	74,085,296	2,019,957	8,378,906	14,702,569	14,344,416
Advisor/Institutional Service Shares*	13,451,177	105,438	8,071,052	5,410,041	7,643,193
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor/Institutional Shares*	$12.96	$10.80	$12.21	$9.99	$13.11
Advisor/Institutional Service Shares*	$12.91	$10.80	$12.29	$9.99	$13.10

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Six Months Ended April 30, 2014 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$7,604,178	$798,583	$362,207
Foreign taxes withheld	(39,895)	(1,609)	(425)
TOTAL INCOME	7,564,283	796,974	361,782
EXPENSES
Investment Advisory fees — Note 3	893,929	714,027	338,156
Sub-administration fees — Note 3	46,489	55,860	26,464
Trustees fees and expenses — Note 6	13,044	5,205	4,195
Distribution fees, Advisor Shares — Note 3	349	1,359	8,113
Shareholder Service fees, Advisor Shares — Note 3	—	543	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—
Transfer agent fees	45,438	35,120	33,794
Legal fees	31,380	12,441	10,021
Registration fees	21,754	14,986	14,628
Custodian fees	27,399	15,305	7,916
Insurance	16,979	7,101	6,165
Audit fees	16,162	15,369	15,294
Printing	13,777	8,913	5,521
Pricing fees	3,600	974	745
Other	12,107	4,839	3,918
TOTAL EXPENSES	1,142,407	892,042	474,930
Expenses waived by Investment Advisor — Note 3	—	—	(110,229)
Reimbursement from Investment Advisor	—	—	—
Custody Offset — Note 2	(8,542)	(3,667)	(1,519)
NET EXPENSES	1,133,865	888,375	363,182
NET INVESTMENT INCOME (LOSS)	6,430,418	(91,401)	(1,400)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	21,597,369	9,462,111	7,099,228
Net realized gain (loss) on futures	2,241,034	(61,340)	—
Net realized gain (loss) on foreign currency transactions	844,991	—	342
Net realized gain (loss) on investments, futures and foreign currency transactions	24,683,394	9,400,771	7,099,570

Change in unrealized appreciation (depreciation) on investments	23,686,050	(4,340,429)	(3,430,877)
Change in unrealized depreciation on futures	(628,367)	—	—
Change in accrued foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(235,106)	—	—
Net change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	22,822,577	(4,340,429)	(3,430,877)
NET REALIZED AND UNREALIZED GAIN (LOSS)	47,505,971	5,060,342	3,668,693
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,936,389	$4,968,941	$3,667,293

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Multi-Cap Equity Fund
INVESTMENT INCOME
Dividend income	$7,017,993	$316,915	$4,143,700	$3,632,203	$4,112,093
Foreign taxes withheld	(584,691)	(26,214)	(166,882)	(278,198)	(192,202)
TOTAL INCOME	6,433,302	290,701	3,976,818	3,354,005	3,919,891
EXPENSES
Investment Advisory fees — Note 3	4,964,850	106,071	766,540	678,071	642,306
Sub-administration fees — Note 3	388,213	8,293	74,945	66,263	91,277
Trustees fees and expenses — Note 6	17,173	3,507	5,891	5,382	6,121
Distribution fees, Advisor Shares — Note 3	222,656	1,357	123,075	58,800	—
Shareholder Service fees, Advisor Shares — Note 3	—	—	14,769	23,520	—
Shareholder Service fees, Institutional Service Shares — Note 3	—	—	—	—	28,001
Transfer agent fees	419,730	32,894	36,009	36,575	36,450
Legal fees	40,712	8,404	14,393	13,120	15,000
Registration fees	78,863	13,464	14,325	22,451	16,718
Custodian fees	229,551	42,694	15,680	97,670	63,664
Insurance	20,732	2,741	7,072	6,546	7,277
Audit fees	21,999	16,218	20,815	18,529	18,219
Printing	57,757	4,470	15,187	9,665	7,520
Pricing fees	7,157	12,809	3,505	69,945	42,641
Other	16,181	9,920	5,457	19,708	8,169
TOTAL EXPENSES	6,485,574	262,842	1,117,663	1,126,245	983,363
Expenses waived by Investment Advisor — Note 3	(55,603)	(106,071)	(68,789)	(235,858)	(134,504)
Reimbursement from Investment Advisor	—	(22,551)	—	—	—
Custody Offset — Note 2	(3,455)	(267)	(553)	(2,839)	(3,370)
NET EXPENSES	6,426,516	133,953	1,048,321	887,548	845,489
NET INVESTMENT INCOME (LOSS)	6,786	156,748	2,928,497	2,466,457	3,074,402
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	(17,642,630)	563,316	8,481,024	4,876,827	7,703,898
Net realized gain (loss) on futures	—	48,179	—	(6,432)	282,490
Net realized gain (loss) on foreign currency transactions	(268,584)	57,947	(71,295)	796,735	244,199
Net realized gain (loss) on investments, futures and foreign currency transactions	(17,911,214)	669,442	8,409,729	5,667,130	8,230,587

Change in unrealized appreciation (depreciation) on investments	(34,449,426)	(1,144,924)	(5,008,756)	982,056	1,667,687
Change in unrealized depreciation on futures	—	(27,641)	—	(22,288)	—
Change in accrued foreign capital gains tax on appreciated securities	387,915	(2,285)	76,645	(11,001)	(12,922)
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(8,575)	2,326	3,145	(41,632)	(246,670)
Net change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(34,070,086)	(1,172,524)	(4,928,966)	907,135	1,408,095
NET REALIZED AND UNREALIZED GAIN (LOSS)	(51,981,300)	(503,082)	3,480,763	6,574,265	9,638,682
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(51,974,514)	$(346,334)	$6,409,260	$9,040,722	$12,713,084

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year Ended October 31, 2013

	North American Equity Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$6,430,418	$12,141,344
Net realized gain (loss) on investments, futures and foreign currency transactions	24,683,394	29,292,742
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	22,822,577	105,270,813
Net increase (decrease) in net assets resulting from operations	53,936,389	146,704,899

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(12,930,124)	(10,701,897)
Advisor Shares	(3,180)	(3,129)
Net realized gains:
Investor Shares	—	—
Advisor Shares	—	—
Total dividends and distributions	(12,933,304)	(10,705,026)

Share Transactions:
Investor Shares:
Sales of shares	4,595,873	43,539,063
Reinvestment of distributions	11,581,542	9,189,287
Redemption of shares	(5,001,319)	(37,197,901)
Redemption fees - Note 5	—	—
Total increase (decrease) from Investor Share transactions	11,176,096	15,530,449
Advisor Shares:
Sales of shares	15,623	33,808
Reinvestment of distributions	3,132	3,090
Redemption of shares	(37,539)	(66,444)
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	(18,784)	(29,546)
Net increase (decrease) in net assets from share transactions	11,157,312	15,500,903
Total increase (decrease) in net assets	52,160,397	151,500,776
Net Assets
Beginning of period	693,411,741	541,910,965
End of period	$745,572,138	$693,411,741
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$3,582,576	$10,085,462

The accompanying notes are an integral part of the financial statements.

	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$(91,401)	$56,603	$(1,400)	$(2,600)	$6,786	$8,899,121
Net realized gain (loss) on investments, futures and foreign currency transactions	9,400,771	24,893,905	7,099,570	20,610,191	(17,911,214)	(18,966,374)
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(4,340,429)	14,314,231	(3,430,877)	3,962,856	(34,070,086)	75,251,052
Net increase (decrease) in net assets resulting from operations	4,968,941	39,264,739	3,667,293	24,570,447	(51,974,514)	65,183,799

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(51,896)	(73,579)	(52,604)	—	(6,873,950)	(4,079,786)
Advisor Shares	—	—	—	—	(1,174,738)	(1,048,503)
Net realized gains:
Investor Shares	(22,302,517)	(10,255,980)	(13,253,562)	(6,033,970)	—	—
Advisor Shares	(173,626)	(112,138)	(1,362,150)	(358,780)	—	—
Total dividends and distributions	(22,528,039)	(10,441,697)	(14,668,316)	(6,392,750)	(8,048,688)	(5,128,289)

Share Transactions:
Investor Shares:
Sales of shares	4,563,759	5,579,562	5,422,050	4,587,898	287,471,617	470,423,823
Reinvestment of distributions	21,645,271	9,934,734	9,230,370	3,350,149	4,975,960	3,466,280
Redemption of shares	(12,256,057)	(33,315,343)	(14,619,992)	(68,180,596)	(125,635,889)	(117,849,864)
Redemption fees - Note 5	234	600	—	2,222	770	18,825
Total increase (decrease) from Investor Share transactions	13,953,207	(17,800,447)	32,428	(60,240,327)	166,812,458	356,059,064
Advisor Shares:
Sales of shares	3,700	18,700	281,485	824,272	28,284,399	115,583,890
Reinvestment of distributions	168,041	109,774	1,348,526	346,541	1,148,522	1,023,878
Redemption of shares	(106,136)	(751,746)	(1,053,909)	(1,797,099)	(52,403,019)	(73,373,581)
Redemption fees - Note 5	—	—	94	1,139	6,551	54,812
Total increase (decrease) from Advisor Share transactions	65,605	(623,272)	576,196	(625,147)	(22,963,547)	43,288,999
Net increase (decrease) in net assets from share transactions	14,018,812	(18,423,719)	608,624	(60,865,474)	143,848,911	399,348,063
Total increase (decrease) in net assets	(3,540,286)	10,399,323	(10,392,399)	(42,687,777)	83,825,709	459,403,573
Net Assets
Beginning of period	144,643,648	134,244,325	74,656,217	117,343,994	1,049,956,664	590,553,091
End of period	$141,103,362	$144,643,648	$64,263,818	$74,656,217	$1,133,782,373	$1,049,956,664
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(112,879)	$30,418	$(10,256)	$43,748	$5,522	$8,047,424

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year or Period Ended October 31, 2013

	Emerging Markets Multi-Cap Equity Fund
	Six Months Ended April 30, 2014	Period Ended October 31, 2013 (a)
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$156,748	$180,523
Net realized gain on investments, futures and foreign currency transactions	669,442	604,018
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(1,172,524)	2,061,729
Net increase (decrease) in net assets resulting from operations	(346,334)	2,846,270

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(97,900)	(126,540)
Advisor Shares	(4,032)	(5,970)
Institutional Class Shares	—	—
Institutional Service Class Shares	—	—
Net realized gains:
Investor Shares	(623,200)	—
Advisor Shares	(32,800)	—
Institutional Class Shares	—	—
Institutional Service Class Shares	—	—
Total dividends and distributions	(757,932)	(132,510)

Share Transactions:
Investor Shares:
Sales of shares	1,287,629	19,000,000
Reinvestment of distributions	430	—
Redemption of shares	—	—
Redemption fees - Note 5	—	—
Total increase from Investor Share transactions	1,288,059	19,000,000
Advisor Shares:
Sales of shares	57,537	1,000,000
Reinvestment of distributions	182	—
Redemption of shares	—	—
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	57,719	1,000,000
Institutional Class Shares:
Sales of shares	—	—
Reinvestment of distributions	—	—
Redemption of shares	—	—
Redemption fees - Note 5	—	—
Total increase from Institutional Class Share transactions	—	—
Institutional Service Class Shares:
Sales of shares	—	—
Reinvestment of distributions	—	—
Redemption of shares	—	—
Total increase from Institutional Service Class Share transactions	—	—
Net increase in net assets from share transactions	1,345,778	20,000,000
Total increase in net assets	241,512	22,713,760
Net Assets
Beginning of period	22,713,760	—
End of period	$22,955,272	$22,713,760

Undistributed net investment income	$62,264	$7,448

(a) Fund commenced investment activities on June 25, 2013

The accompanying notes are an integral part of the financial statements.

	International Alpha Fund		International Multi-Cap Value Fund		Global Multi-Cap Equity Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Year Ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$2,928,497	$2,112,002	$2,466,457	$2,555,588	$3,074,402	$2,752,150
Net realized gain on investments, futures and foreign currency transactions	8,409,729	4,291,932	5,667,130	9,043,950	8,230,587	8,375,728
Change in unrealized appreciation (depreciation) on investments, futures, foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(4,928,966)	20,664,458	907,135	10,290,526	1,408,095	14,646,429
Net increase (decrease) in net assets resulting from operations	6,409,260	27,068,392	9,040,722	21,890,064	12,713,084	25,774,307

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(1,122,653)	(716,988)	(2,162,046)	(2,929,829)	—	—
Advisor Shares	(958,839)	(32,268)	(749,377)	(721,255)	—	—
Institutional Class Shares	—	—	—	—	(1,961,339)	(699,012)
Institutional Service Class Shares	—	—	—	—	(390,200)	(16,172)
Net realized gains:
Investor Shares	(749,210)	—	(5,442,930)	—	—	—
Advisor Shares	(795,195)	—	(2,192,925)	—	—	—
Institutional Class Shares	—	—	—	—	(7,642,413)	—
Institutional Service Class Shares	—	—	—	—	(1,576,250)	—
Total dividends and distributions	(3,625,897)	(749,256)	(10,547,278)	(3,651,084)	(11,570,202)	(715,184)

Share Transactions:
Investor Shares:
Sales of shares	13,315,485	26,030,400	56,190,902	52,529,879	—	—
Reinvestment of distributions	859,110	297,513	2,598,248	689,385	—	—
Redemption of shares	(10,403,015)	(11,035,919)	(16,492,442)	(18,457,144)	—	—
Redemption fees - Note 5	384	771	1,694	2,008	—	—
Total increase from Investor Share transactions	3,771,964	15,292,765	42,298,402	34,764,128	—	—
Advisor Shares:
Sales of shares	2,020,104	99,885,412	19,009,647	30,931,682	—	—
Reinvestment of distributions	1,740,815	29,673	2,767,135	688,317	—	—
Redemption of shares	(7,153,353)	(13,034,798)	(5,646,915)	(6,727,853)	—	—
Redemption fees - Note 5	4	362	978	21,105	—	—
Total increase (decrease) from Advisor Share transactions	(3,392,430)	86,880,649	16,130,845	24,913,251	—	—
Institutional Class Shares:
Sales of shares	—	—	—	—	37,870,794	68,945,851
Reinvestment of distributions	—	—	—	—	6,351,798	479,705
Redemption of shares	—	—	—	—	(7,902,387)	(18,122,409)
Redemption fees - Note 5	—	—	—	—	1,149	1,090
Total increase from Institutional Class Share transactions	—	—	—	—	36,321,354	51,304,237
Institutional Service Class Shares:
Sales of shares	—	—	—	—	72,119,346	27,246,539
Reinvestment of distributions	—	—	—	—	1,512,837	15,742
Redemption of shares	—	—	—	—	(4,884,137)	(56,531)
Total increase from Institutional Service Class Share transactions	—	—	—	—	68,748,046	27,205,750
Net increase in net assets from share transactions	379,534	102,173,414	58,429,247	59,677,379	105,069,400	78,509,987
Total increase in net assets	3,162,897	128,492,550	56,922,691	77,916,359	106,212,282	103,569,110
Net Assets
Beginning of period	198,340,443	69,847,893	144,002,051	66,085,692	181,946,630	78,377,520
End of period	$201,503,340	$198,340,443	$200,924,742	$144,002,051	$288,158,912	$181,946,630

Undistributed net investment income	$2,928,385	$2,081,380	$44,133	$489,099	$2,250,161	$1,527,298

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Six Months Ended April 30, 2014 (unaudited) and the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2014*	$13.57	$0.12		$0.92		$1.04	$(0.25)	$—	$(0.25)
2013	10.92	0.24		2.63		2.87	(0.22)	—	(0.22)
2012	9.76	0.18		1.13		1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
2009	7.58	0.18		0.57		0.75	(0.24)	—	(0.24)
Advisor Shares
2014*	$13.51	$0.10		$0.92		$1.02	$(0.21)	$—	$(0.21)
2013	10.87	0.20		2.62		2.82	(0.18)	—	(0.18)
2012	9.73	0.15		1.10		1.25	(0.11)	—	(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
2009	7.55	0.16		0.57		0.73	(0.21)	—	(0.21)
U.S. Opportunities Fund
Investor Shares
2014*	$29.65	$(0.02	)(1)	$0.87	†	$0.85	$(0.01)	$(4.64)	$(4.65)
2013	24.20	0.01	(1)	7.36	†	7.37	(0.01)	(1.91)	(1.92)
2012	22.77	(0.03	)(1)	2.24	†	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
Advisor Shares
2014*	$29.09	$(0.06	)(1)	$0.85		$0.79	$—	$(4.64)	$(4.64)
2013	23.84	(0.04	)(1)	7.20		7.16	—	(1.91)	(1.91)
2012	22.49	(0.08	)(1)	2.21		2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2014*	$15.39	$—	(1)(b)	$0.69	†	$0.69	$(0.01)	$(3.10)	$(3.11)
2013	12.33	—	(1)(b)	3.81	†	3.81	—	(0.75)	(0.75)
2012	11.56	—	(1)(b)	0.96	†	0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
2010	9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
2009	7.96	—	(1) (b)	1.41	†	1.41	—	—	—
Advisor Shares
2014*	$15.12	$(0.02	)(1)	$0.69	†	$0.67	$—	$(3.10)	$(3.10)
2013	12.15	(0.04	)(1)	3.76	†	3.72	—	(0.75)	(0.75)
2012	11.40	(0.03	)(1)	0.94	†	0.91	—	(0.16)	(0.16)
2011	11.11	—	(1) (b)	0.55	†	0.55	—	(0.26)	(0.26)
2010	9.29	(0.04	)(1)	1.86	†	1.82	—	—	—
2009	7.91	(0.04	)(1)	1.42	†	1.38	—	—	—

*	For the six months ended April 30, 2014 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover.
†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2014*	$14.36	7.80%	$745,374	0.32%	0.32%	1.80%	21%
2013	13.57	26.76	693,207	0.33	0.33	1.96	31
2012	10.92	13.59	541,720	0.36	0.36	1.81	37
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
2010	9.20	15.68	489,133	0.39	0.39	1.76	88
2009	8.09	10.59	375,315	0.43	0.43	2.09	85
Advisor Shares
2014*	$14.32	7.64%	$198	0.67%	0.67%	1.46%	21%
2013	13.51	26.35	205	0.68	0.68	1.64	31
2012	10.87	13.04	191	0.71	0.71	1.46	37
2011	9.73	7.43	169	0.72	0.72	1.27	72
2010	9.17	15.27	170	0.74	0.74	1.41	88
2009	8.07	10.28	116	0.78	0.78	1.69	85
U.S. Opportunities Fund
Investor Shares
2014*	$25.85	3.52%	$140,039	1.24%	1.24%	(0.13)%	30%
2013	29.65	33.03	143,507	1.26	1.26	0.04	74
2012	24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
2010	21.94	20.88	173,625	1.33	1.33	(0.52)	57
2009	18.15	14.95	162,694	1.40	1.40	(0.45)	64
Advisor Shares
2014*	$25.24	3.36%	$1,064	1.59%	1.59%	(0.48)%	30%
2013	29.09	32.58	1,137	1.57	1.57	(0.16)	74
2012	23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011	22.49	3.50	2,732	1.54	1.54	(0.65)	91
2010	21.73	20.66	2,957	1.58	1.58	(0.77)	57
2009	18.01	14.64	2,800	1.65	1.65	(0.71)	64
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2014*	$12.97	5.49%	$57,942	1.05%	1.38%	0.02%	32%
2013	15.39	32.80	67,890	1.05	1.35	0.02	72
2012	12.33	8.41	111,332	1.05	1.27	0.02	76
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
2010	11.23	19.85	111,939	1.05	1.52	(0.13)	122
2009	9.37	17.71	36,103	1.05	2.32	(0.04)	75
Advisor Shares
2014*	$12.69	5.42%	$6,322	1.30%	1.63%	(0.23)%	32%
2013	15.12	32.52	6,766	1.30	1.59	(0.27)	72
2012	12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
2010	11.11	19.59	9,793	1.30	1.77	(0.38)	122
2009	9.29	17.45	3,584	1.30	2.33	(0.40)	75

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Emerging Market Equity Fund
Investor Shares
2014*	$13.76	$—	(1)(b)	$(0.68	)†	$(0.68)	$(0.12)	$—	$(0.12)
2013	12.91	0.15	(1)	0.81	†	0.96	(0.11)	—	(0.11)
2012	12.29	0.15	(1)	0.66	†	0.81	(0.12)	(0.07)	(0.19)
2011	13.42	0.18	(1)	(1.21	)†	(1.03)	(0.06)	(0.04)	(0.10)
2010	11.34	0.10	(1)	2.04	†	2.14	(0.06)	—	(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
Advisor Shares
2014*	$13.70	$(0.01	)(1)	$(0.70	)†	$(0.71)	$(0.08)	$—	$(0.08)
2013	12.85	0.11	(1)	0.83	†	0.94	(0.09)	—	(0.09)
2012	12.23	0.10	(1)	0.69	†	0.79	(0.10)	(0.07)	(0.17)
2011	13.36	0.14	(1)	(1.19	)†	(1.05)	(0.04)	(0.04)	(0.08)
2010	11.32	0.08	(1)	2.02	†	2.10	(0.06)	—	(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2014*	$11.36	$0.08	(1)	$(0.26)		$(0.18)	$(0.05)	$(0.33)	$(0.38)
2013(c)	10.00	0.09	(1)	1.34		1.43	(0.07)	—	(0.07)
Advisor Shares
2014*	$11.35	$0.07	(1)	$(0.25)		$(0.18)	$(0.04)	$(0.33)	$(0.37)
2013(c)	10.00	0.08	(1)	1.33		1.41	(0.06)	—	(0.06)
International Alpha Fund
Investor Shares
2014*	$12.04	$0.19	(1)	$0.22	†	$0.41	$(0.14)	$(0.10)	$(0.24)
2013	9.87	0.14	(1)	2.14	†	2.28	(0.11)	—	(0.11)
2012	9.36	0.13	(1)	0.48	†	0.61	(0.10)	—	(0.10)
2011	10.51	0.10	(1)	(1.01	)†	(0.91)	(0.24)	—	(0.24)
2010	9.00	0.08	(1)	1.60	†	1.68	(0.17)	—	(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
Advisor Shares
2014*	$12.11	$0.17	(1)	$0.23	†	$0.40	$(0.12)	$(0.10)	$(0.22)
2013	9.93	0.17	(1)	2.09	†	2.26	(0.08)	—	(0.08)
2012	9.34	0.09	(1)	0.50	†	0.59	—	—	—
2011	10.47	0.10	(1)	(1.02	)††	(0.92)	(0.21)	—	(0.21)
2010	8.97	0.06	(1)	1.59	†	1.65	(0.15)	—	(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)

*	For the six months ended April 30, 2014 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover.
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.
(c)	Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Emerging Market Equity Fund
Investor Shares
2014*	$12.96	(4.99)%	$960,091	1.25%	1.26%	0.05%	33%
2013	13.76	7.49	841,841	1.23	1.25	1.16	47
2012	12.91	6.77	437,270	1.25	1.26	1.18	47
2011	12.29	(7.73)	234,258	1.25	1.34	1.34	69
2010	13.42	18.97	152,681	1.25	1.53	0.82	75
2009	11.34	62.38	33,479	1.25	2.61	1.34	91
Advisor Shares
2014*	$12.91	(5.17)%	$173,691	1.50%	1.51%	(0.22)%	33%
2013	13.70	7.33	208,116	1.48	1.50	0.84	47
2012	12.85	6.57	153,283	1.50	1.51	0.81	47
2011	12.23	(7.95)	95,602	1.50	1.59	1.05	69
2010	13.36	18.60	87,577	1.50	1.81	0.64	75
2009	11.32	62.41	14,021	1.50	2.47	0.55	91
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2014*	$10.80	(1.51)%	$21,817	1.25%	2.46%	1.49%	59%
2013(c)	11.36	14.28	21,578	1.25	3.42	2.41	40
Advisor Shares
2014*	$10.80	(1.55)%	$1,138	1.50%	2.71%	1.24%	59%
2013(c)	11.35	14.11	1,136	1.50	3.67	2.16	40
International Alpha Fund
Investor Shares
2014*	$12.21	3.51%	$102,289	0.95%	1.02%	3.21%	29%
2013	12.04	23.27	97,227	0.95	1.10	1.28	47
2012	9.87	6.67	65,921	1.01	1.46	1.42	63
2011	9.36	(8.87)	44,038	1.15	1.49	0.97	96
2010	10.51	18.90	46,392	1.15	1.63	0.82	101
2009	9.00	35.28	15,878	1.15	1.75	1.82	109
Advisor Shares
2014*	$12.29	3.32%	$99,214	1.23%	1.30%	2.91%	29%
2013	12.11	22.91	101,113	1.23	1.33	1.50	47
2012	9.93	6.32	3,927	1.32	1.78	1.00	63
2011	9.34	(8.97)	4,411	1.40	1.72	0.91	96
2010	10.47	18.61	27,908	1.40	1.89	0.69	101
2009	8.97	34.84	39,418	1.40	1.99	1.49	109

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Multi-Cap Value Fund
Investor Shares
2014*	$10.21	$0.15	(1)	$0.30	†	$0.45	$(0.17)	$(0.50)	$(0.67)
2013	8.59	0.24	(1)	1.75	†	1.99	(0.37)	—	(0.37)
2012	8.34	0.24	(1)	0.30	†	0.54	(0.29)	—	(0.29)
2011	8.95	0.28	(1)	(0.60)		(0.32)	(0.29)	—	(0.29)
2010	7.91	0.26	(1)	1.05		1.31	(0.27)	—	(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
Advisor Shares
2014*	$10.22	$0.13	(1)	$0.29	†	$0.42	$(0.15)	$(0.50)	$(0.65)
2013	8.58	0.22	(1)	1.75	††	1.97	(0.33)	—	(0.33)
2012	8.33	0.22	(1)	0.30	†	0.52	(0.27)	—	(0.27)
2011	8.94	0.24	(1)	(0.58	)†	(0.34)	(0.27)	—	(0.27)
2010	7.91	0.24	(1)	1.04	†	1.28	(0.25)	—	(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
Global Multi-Cap Equity Fund
Institutional Class Shares
2014*	$13.17	$0.16	(1)	$0.48	†	$0.64	$(0.14)	$(0.56)	$(0.70)
2013	10.70	0.27	(1)	2.29	†	2.56	(0.09)	—	(0.09)
2012(d)	10.07	0.24	(1)	0.75	†	0.99	(0.36)	—	(0.36)
2011(b) (e)	10.00	0.24	(1)	(0.15	)†	0.09	(0.02)	—	(0.02)
Institutional Service Class Shares
2014*	$13.15	$0.18	(1)	$0.47		$0.65	$(0.14)	$(0.56)	$(0.70)
2013	10.70	0.24	(1)	2.30		2.54	(0.09)	—	(0.09)
2012(c)	10.74	0.01	(1)	(0.05)		(0.04)	—	—	—

*	For the six months ended April 30, 2014 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover.
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on November 9, 2010. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on September 28, 2012. All ratios for the period have been annualized, except for the Total Return.
(d)	Per share amounts have been adjusted for a 10 for 1 share split on September 17, 2012. (See Note 14)
(e)	Per share amounts have been restated for a 10 for 1 share split on September 17, 2012. (See Note 14)

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Multi-Cap Value Fund
Investor Shares
2014*	$9.99	4.81%	$146,871	0.95%	1.23%	3.03%	34%
2013	10.21	23.84	105,501	0.95	1.43	2.58	79
2012	8.59	6.84	56,727	0.98	2.31	2.87	66
2011	8.34	(3.72)	12,245	1.15	3.60	3.14	91
2010	8.95	16.96	11,049	1.15	4.56	3.20	90
2009	7.91	48.45	9,230	1.15	5.49	3.23	140
Advisor Shares
2014*	$9.99	4.55%	$54,054	1.30%	1.58%	2.59%	34%
2013	10.22	23.58	38,501	1.30	1.78	2.32	79
2012	8.58	6.63	9,358	1.32	2.95	2.75	66
2011	8.33	(3.90)	6,767	1.40	3.89	2.73	91
2010	8.94	16.64	2,168	1.40	4.83	2.94	90
2009	7.91	48.42	1,342	1.40	5.71	3.01	140
Global Multi-Cap Equity Fund
Institutional Class Shares
2014*	$13.11	5.24%	$188,065	0.70%	0.82%	2.57%	38%
2013	13.17	24.14	151,997	0.70	0.97	2.30	76
2012(d)	10.70	10.00	78,328	0.70	1.16	2.37	94
2011(b) (e)	10.07	0.93	66,635	0.70	1.40	2.35	90
Institutional Service Class Shares
2014*	$13.10	5.28%	$100,094	0.80%	0.91%	2.82%	38%
2013	13.15	23.95	29,950	0.80	1.03	1.97	76
2012(c)	10.70	(0.37)	50	0.80	1.78	0.77	94

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2014 (unaudited)

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder North American Equity Fund and Schroder Global Multi-Cap Equity Fund (each a “Fund” and collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (each a “Fund” and collectively, the “SCFD Funds”). On April 18, 2007, Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into nine separate series. Included in this report are Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Multi-Cap Value Fund (each a “Fund”, collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”).  Schroder Emerging Markets Multi-Cap Equity Fund commenced operations on June 25, 2013.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices quoted on a principal exchange for the security or from a recognized pricing service (“mid-market price”). Securities not traded on any securities exchange and for which over-the-counter market quotations are readily available generally shall be valued at the most recently reported mid-market price.  Options, including options on indices, traded on a securities exchange or board of trade generally are valued at the last reported sales price. Investments in registered investment companies are priced at each Fund’s daily net asset value. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities. Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors of SST, SGST, or SCFD (the “Trusts”) nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

established by the Funds’ Board of Trustees (the “Trustees”). The Funds’ Fair Value Procedures are implemented through a Pricing Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, are generally considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the period ended April 30, 2014, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Emerging Markets Multi-Cap Equity Fund and Schroder International Multi-Cap Value Fund, which declares and distribute dividends to shareholders from net investment income and distributes these dividends quarterly.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred or common stocks and will also react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes from initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed any amounts invested or deposited as margin. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or asset underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or asset. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: Certain Funds may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult or costly. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on univested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statement of Operations.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Funds and the SCFD Funds, and quarterly for the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares, Institutional Shares and Institutional Service Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2015, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	Institutional Shares	Institutional Service Shares
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder International Alpha Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder International Multi-Cap Value Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder Global Multi-Cap Equity Fund	0.55%	N/A	N/A	0.70%	0.80%

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund. SIMNA pays SIMNA Ltd. the following percentage of the investment advisory fees it receives from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, after waivers, as set forth below.

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	53%
Schroder Emerging Market Equity Fund	41%
Schroder Emerging Markets Multi-Cap Equity Fund	41%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder Global Multi-Cap Equity Fund	53%

The administrator of the SGST Funds is Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA. SFA receives no compensation for its services for the SGST Funds. SIMNA provides certain administration services to the SCFD Funds. SIMNA’s compensation for these services is included in the SCFD Funds’ advisory fees.

Effective January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. Each Fund pays its pro rata portion of such fees.

Prior to January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI, the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, paid fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such fees.

Effective January 29, 2005, as amended January 1, 2013, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate SFA for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

In addition to amounts paid to these financial intermediaries by SFA, the Funds’ distributor, out of 12b-1 fees received by it from the Funds, SFA, Schroders, or any of their affiliates, may from time to time, from their own assets, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or for distribution-related services.  The Funds may reimburse SFA, Schroders, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement is limited to 0.10% of the Funds’ Shares’ average daily net assets.  This reimbursement is in addition to payments by the Funds under its Rule 12b-1 plan, if applicable; the amount of the reimbursement paid by the Funds is reviewed periodically by the Trustees.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

The fair value of derivative instruments as of April 30, 2014, was as follows:

	Statement of Assets and Liabilities	Asset	Liability
Fund	Location	Derivatives	Derivatives
Schroder North American Equity Fund
Equity contracts	Variation margin receivable/(payable) on
Variation Margin	futures	$137,626	$—
Foreign exchange contracts	Unrealized depreciation on forward foreign
Forward Contracts	currency contracts	—	(77,196)
		$137,626	$(77,196)

Schroder Emerging Market Equity Fund
Equity contracts
Equity-Linked Warrants	Investments in securities, at value	$3,163,716	$—
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts	Variation margin receivable/(payable) on
Variation Margin	futures	$—	$(25,686)
Foreign exchange contracts	Unrealized appreciation/(depreciation) on
Forward Contracts	forward foreign currency contracts	14,365	(6,473)
		$14,365	$(32,159)
Schroder International Multi-Cap Value Fund
Equity contracts	Variation margin receivable/(payable) on
Variation Margin	futures	$63,425	$—
Schroder Global Multi-Cap Equity Fund
Foreign exchange contracts	Unrealized depreciation on forward foreign
Forward Contracts	currency contracts	$—	$(185,888)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014, was as follows:

The amount of realized and unrealized gain (loss) on derivatives:

		Change in Unrealized
	Realized	Appreciation
Fund	Gain/(Loss)*	(Depreciation)	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$2,241,034	$(628,367)	$1,612,667
Foreign exchange contracts
Forward Contracts	849,389	(234,967)	614,422
	$3,090,423	$(863,334)	$2,227,089
Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	$(61,340)	$—	$(61,340)
Schroder Emerging Market Equity Fund
Equity contracts
Equity-Linked Warrants	$(1,633,351)	$(1,862,056)	$(3,495,407)
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$48,179	$(27,641)	$20,538
Foreign exchange contracts
Forward Contracts	41,649	994	42,643
	$89,828	$(26,647)	$63,181
Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	$(6,432)	$(22,288)	$(28,720)
Foreign exchange contracts
Forward Contracts	797,416	(23,841)	773,575
	$790,984	$(46,129)	$744,855
Schroder Global Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$282,490	$—	$282,490
Foreign exchange contracts
Forward Contracts	207,231	(251,536)	(44,305)
	$489,721	$(251,536)	$238,185

* Futures contracts are included in net realized gain (loss) on futures and forward contracts are included in net realized gain (loss) on foreign currency transactions and equity-linked warrants are included in net realized gain (loss) on investments sold.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

The volume of futures, foreign exchange contracts and equity-linked warrants, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the six months ended April 30, 2014:

	Forward Contracts	Futures Contracts
Schroder North American Equity Fund
Average Notional Amount Outstanding	2.11%	2.92%
Notional Amount Outstanding as of April 30, 2014	1.76%	2.01%

	Equity-Linked
	Warrants
Schroder Emerging Market Equity Fund
Average Notional Amount Outstanding	0.90%
Notional Amount Outstanding as of April 30, 2014	0.28%

	Forward Contracts	Futures Contracts
Schroder Emerging Markets Multi-Cap Equity Fund
Average Notional Amount Outstanding	6.93%	4.28%
Notional Amount Outstanding as of April 30, 2014	8.40%	4.69%

	Forward Contracts	Futures Contracts
Schroder International Multi-Cap Value Fund
Average Notional Amount Outstanding	11.76%	3.30%
Notional Amount Outstanding as of April 30, 2014	0.00%	1.02%

	Forward Contracts	Futures Contracts
Schroder Global Multi-Cap Equity Fund
Average Notional Amount Outstanding	6.71%	3.05%
Notional Amount Outstanding as of April 30, 2014	6.03%	0.00%

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements.  The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

The following table presents, by counterparty, the Fund’s derivative contracts subject to master netting or other similar agreements as of April 30, 2014:

	Gross Assets-	Gross Liabilities-	Net	Cash
	Recognized in the	Recognized in the	Amount	Collateral
	Statement of Assets	Statement of Assets	Available to	Pledged or	Net
	and Liabilities	and Liabilities	be Offset	(Received)†	Amount‡

Schroder North American Equity Fund

	Futures Contracts	Futures Contracts
UBS Securities	$48,800	$—	$48,800	$—	$48,800

	Forward Contracts	Forward Contracts
State Street Bank	$—	$(77,196)	$(77,196)	$—	$(77,196)

Schroder Emerging Markets Multi-Cap Equity Fund

	Futures Contracts	Futures Contracts
UBS Securities	$—	$(4,880)	$(4,880)	$4,880	$—

	Forward Contracts	Forward Contracts
Barclays Capital	$9,490	$—	$9,490	$—	$9,490
BNP Paribas	—	(2,385)	(2,385)	—	(2,385)
Deutsche Bank Securities	—	(3,649)	(3,649)	—	(3,649)
HSBC	1,145	(439)	706	—	706
Standard Chartered	3,730	—	3,730	—	3,730
Total	$14,365	$(6,473)	$7,892	$—	$7,892

Schroder International Multi-Cap Value Fund

	Futures Contracts	Futures Contracts
UBS Securities	$8,661	$—	$8,661	$—	$8,661

Schroder Global Multi-Cap Equity Fund

	Futures Contracts	Futures Contracts
UBS Securities	$6,010	$(259)	$5,751	$—	$5,751

	Forward Contracts	Forward Contracts
Deutsche Bank Securities	$—	$(21,438)	$(21,438)	$—	$(21,438)
HSBC	—	(7,801)	(7,801)	—	(7,801)
Standard Bank	—	(122,854)	(122,854)	—	(122,854)
Standard Chartered	—	(33,795)	(33,795)	—	(33,795)
Total	$—	$(185,888)	$(185,888)	$—	$(185,888)

†     Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡     Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.  Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Multi-Cap Equity Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to SFA or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the period ended April 30, 2014 were as follows:

Schroder U.S. Opportunities Fund	$234
Schroder U.S. Small and Mid Cap Opportunities Fund	94
Schroder Emerging Market Equity Fund	7,321
Schroder International Alpha Fund	388
Schroder International Multi-Cap Value Fund	2,672
Schroder Global Multi-Cap Equity Fund	1,149

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the period ended April 30, 2014 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$158,487,694	$149,360,381
Schroder U.S. Opportunities Fund	40,318,419	50,704,357
Schroder U.S. Small and Mid Cap Opportunities Fund	20,514,399	32,708,984
Schroder Emerging Market Equity Fund	461,198,826	332,854,112
Schroder Emerging Markets Multi-Cap Equity Fund	12,417,597	12,179,514
Schroder International Alpha Fund	60,196,912	55,973,861
Schroder International Multi-Cap Value Fund	111,613,623	55,202,824
Schroder Global Multi-Cap Equity Fund	180,207,104	86,665,359

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and utilization of equalization distribution on redemption. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

At October 31, 2013, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$865,503	$(861,579)	$(3,924)
Schroder U.S. Opportunities Fund	47,395	(2,588,910)	2,541,515
Schroder U.S. Small and Mid Cap Opportunities Fund	56,101	(5,628,454)	5,572,353
Schroder Emerging Market Equity Fund	(364,570)	364,570	—
Schroder Emerging Markets Multi-Cap Equity Fund	(40,565)	40,565	—
Schroder International Alpha Fund	(28,479)	28,479	—
Schroder International Multi-Cap Value Fund	699,056	(699,056)	—
Schroder Global Multi-Cap Equity Fund	(821,884)	822,891	(1,007)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2013 and October 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2013	$10,705,026	$—	$10,705,026
2012	7,776,967	—	7,776,967
Schroder U.S. Opportunities Fund
2013	217,460	10,224,237	10,441,697
2012	—	5,123,561	5,123,561
Schroder U.S. Small and Mid Cap Opportunities Fund
2013	1,630,780	4,761,970	6,392,750
2012	516,952	2,866,585	3,383,537
Schroder Emerging Market Equity Fund
2013	5,128,289	—	5,128,289
2012	3,146,158	1,929,613	5,075,771
Schroder Emerging Markets Multi-Cap Equity Fund
2013	132,510	—	132,510
Schroder International Alpha Fund
2013	749,256	—	749,256
2012	502,503	—	502,503
Schroder International Multi-Cap Value Fund
2013	3,651,084	—	3,651,084
2012	609,246	—	609,246
Schroder Global Multi-Cap Equity Fund
2013	715,184	—	715,184
2012	2,485,891	—	2,485,891

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$10,257,530	$—	$(11,229,135)	$158,370,129	$(157,646)	$157,240,878
Schroder U.S. Opportunities Fund	4,585,313	17,920,789	—	35,034,716	12	57,540,830
Schroder U.S. Small and Mid Cap Opportunities Fund	3,256,015	11,411,940	—	17,622,139	(8,597)	32,281,497
Schroder Emerging Market Equity Fund	8,041,559	—	(29,579,026)	101,641,260	5,859	80,109,652
Schroder Emerging Markets Multi-Cap Equity Fund	698,756	—	—	2,021,309	(6,305)	2,713,760
Schroder International Alpha Fund	2,081,380	1,543,838	(6,539,066)	22,967,782	(4)	20,053,930
Schroder International Multi-Cap Value Fund	6,160,082	2,658,910	(960,903)	11,403,034	(58,366)	19,202,757
Schroder Global Multi-Cap Equity Fund	6,453,396	4,649,530	—	17,776,470	(58,604)	28,820,792

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes, subject in some cases to certain limitations. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RlC Mod losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must use any post-RlC Mod losses, which will not expire, before it uses any pre-RIC Mod losses. This increases the likelihood that pre-RlC Mod losses will expire unused at the conclusion of the eight-year carryforward period. The Funds listed below have the following pre-RIC Mod losses, which expire on the following dates, except that the carryforwards of Schroder International Alpha Fund and Schroder International Multi-Cap Value Fund may be subject to annual limitations:

October 31,
2017

Schroder North American Equity Fund	$11,229,135
Schroder International Alpha Fund	6,539,066
Schroder International Multi-Cap Value Fund	960,903

The Funds listed below have the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total

Schroder Emerging Market Equity Fund	$29,579,026	$—	$29,579,026

During the year ended October 31, 2013, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder North American Equity Fund	$29,625,967
Schroder International Alpha Fund	2,838,701
Schroder International Multi-Cap Value Fund	1,062,667
Schroder Global Multi-Cap Equity Fund	324,764

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

At April 30, 2014, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$542,184,878	$188,320,946	$(5,380,175)	$182,940,771
Schroder U.S. Opportunities Fund	99,016,700	32,996,749	(2,259,206)	30,737,543
Schroder U.S. Small and Mid Cap Opportunities Fund	46,240,577	14,816,887	(321,920)	14,494,967
Schroder Emerging Market Equity Fund	1,036,834,867	110,269,081	(30,702,830)	79,566,251
Schroder Emerging Markets Multi-Cap Equity Fund	20,793,614	1,748,062	(833,642)	914,420
Schroder International Alpha Fund	179,699,586	22,767,622	(4,422,152)	18,345,470
Schroder International Multi-Cap Value Fund	183,591,085	20,642,058	(7,095,461)	13,546,597
Schroder Global Multi-Cap Equity Fund	262,395,099	28,601,295	(8,131,294)	20,470,001

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Emerging Market Equity Fund, Schroder Emerging Market Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2014 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	96.80%
Schroder U.S. Opportunities Fund	3	75.70
Schroder U.S. Small and Mid Cap Opportunities Fund	4	80.16
Schroder Emerging Market Equity Fund	6	46.70
Schroder Emerging Markets Multi-Cap Equity Fund	1	89.40
Schroder International Alpha Fund	4	88.01
Schroder International Multi-Cap Value Fund	5	76.34
Schroder Global Multi-Cap Equity Fund	4	92.99

All of the accounts shown above for Schroder Emerging Markets Multi-Cap Equity Fund are owned by an affiliate of SIMNA.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the period ended April 30, 2014, the Schroder Emerging Market Equity Fund utilized the line of credit for $15,228,459 for a period of 6 days paying interest of $3,597, which is included in the Statement of Operations as custody expense.

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the period ended April 30, 2014 (unaudited) and the year or period ended October 31, 2013, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2014	2013	2014	2013	2014	2013
Investor Shares:
Sales of shares	329,601	3,629,054	172,493	218,214	413,926	363,377
Reinvestment of distributions	854,096	853,230	872,089	443,119	746,794	287,074
Redemption of shares	(359,084)	(3,014,362)	(467,649)	(1,304,625)	(1,105,266)	(5,270,637)
Net increase (decrease) in Investor Shares	824,613	1,467,922	576,933	(643,292)	55,454	(4,620,186)
Advisor Shares:
Sales of shares	1,095	2,706	146	701	21,773	62,408
Reinvestment of distributions	231	287	6,924	4,976	111,448	30,160
Redemption of shares	(2,668)	(5,413)	(3,957)	(30,790)	(82,377)	(139,808)
Net increase (decrease) in Advisor Shares	(1,342)	(2,420)	3,113	(25,113)	50,844	(47,240)

	Emerging Market Equity Fund		Emerging Markets Multi- Cap Equity Fund		International Alpha Fund
	2014	2013	2014	2013(a)	2014	2013
Investor Shares:
Sales of shares	22,190,980	36,034,720	119,915	1,900,001	1,104,965	2,395,469
Reinvestment of distributions	374,978	261,212	41	—	73,554	29,544
Redemption of shares	(9,659,118)	(8,996,093)	—	—	(873,228)	(1,029,317)
Net increase in Investor Shares	12,906,840	27,299,839	119,956	1,900,001	305,291	1,395,696
Advisor Shares:
Sales of shares	2,186,526	8,786,572	5,420	100,001	168,397	9,129,169
Reinvestment of distributions	86,746	77,391	17	—	147,777	2,923
Redemption of shares	(4,018,243)	(5,594,927)	—	—	(592,708)	(1,180,053)
Net increase (decrease) in Advisor Shares	(1,744,971)	3,269,036	5,437	100,001	(276,534)	7,952,039

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

	International Multi-Cap Value Fund		Global Multi-Cap Equity Fund
	2014	2013	2014	2013
Investor Shares:
Sales of shares	5,783,214	5,613,098	—	—
Reinvestment of distributions	272,015	76,835	—	—
Redemption of shares	(1,684,040)	(1,963,160)	—	—
Net increase in Investor Shares	4,371,189	3,726,773	—	—
Advisor Shares:
Sales of shares	1,931,063	3,320,514	—	—
Reinvestment of distributions	290,016	76,431	—	—
Redemption of shares	(579,920)	(718,845)	—	—
Net increase in Advisor Shares	1,641,159	2,678,100	—	—
Institutional Class Shares:
Sales of shares	—	—	2,903,784	5,711,651
Reinvestment of distributions	—	—	515,150	44,458
Redemption of shares	—	—	(619,485)	(1,528,505)
Net increase in Institutional Class Shares	—	—	2,799,449	4,227,604
Institutional Service Class Shares:
Sales of shares	—	—	5,624,554	2,276,100
Reinvestment of distributions	—	—	122,795	1,459
Redemption of shares	—	—	(381,379)	(4,991)
Net increase in Institutional Service Class Shares	—	—	5,365,970	2,272,568

(a) Fund commenced investment activities on June 25, 2013.

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”).  In January 2012, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”).  Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law.  Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout.  The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment.  Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants.  By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action.  By order dated January 14, 2014, the motions to dismiss in the Creditors Trust Action were granted with respect to the international fraudulent transfer claims brought under state law with leave to replead, and denied with respect to the constructive fraudulent transfer claims brought under state law. Further amended complaints were filed on April 9, 2014, and the filing of any responsive pleadings to the amended complaints have been stayed pending entry of a case managing order. The possible outcome of the actions is currently uncertain.

NOTE 14 — SHARE SPLIT AND SPECIAL DIVIDEND

Effective on September 27, 2012, the Trustees declared a ten for one share split for Schroder Global Multi-Cap Equity Fund — Institutional Class with respect to its shareholders of record on September 26, 2012. The Trustees also declared a special dividend on September 21, 2012 to shareholders of record of Schroder Global Multi-Cap Equity Fund — Institutional Class on September 20, 2012.

Schroder Mutual Funds

Notes to Financial Statements (concluded)

April 30, 2014 (unaudited)

NOTE 15 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2014.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,078.00	0.32%	$1.68
Advisor Shares	1,000.00	1,076.40	0.67	3.51
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.59	0.32%	$1.63
Advisor Shares	1,000.00	1,021.83	0.67	3.41

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,035.20	1.24%	$6.36
Advisor Shares	1,000.00	1,033.60	1.59	8.15
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.95	1.24%	$6.31
Advisor Shares	1,000.00	1,017.19	1.59	8.08

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited) — (concluded)

	Beginning Account Value 11/1/13	Ending Account Value 4/30/14	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,054.90	1.05%	$5.44
Advisor Shares	1,000.00	1,054.20	1.30	6.73
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,017.19	1.05%	$5.35
Advisor Shares	1,000.00	1,018.65	1.30	6.61

Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$950.10	1.25%	$6.14
Advisor Shares	1,000.00	948.30	1.50	7.37
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.90	1.25%	$6.36
Advisor Shares	1,000.00	1,017.64	1.50	7.63

Schroder Emerging Markets Multi-Cap Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$984.90	1.25%	$6.15
Advisor Shares	1,000.00	984.50	1.50	7.38
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.90	1.25%	$6.26
Advisor Shares	1,000.00	1,017.64	1.50	7.50

Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$1,035.10	0.95%	$4.87
Advisor Shares	1,000.00	1,033.20	1.23	6.30
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95%	$4.84
Advisor Shares	1,000.00	1,019.00	1.23	6.26

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$1,048.10	0.95%	$4.90
Advisor Shares	1,000.00	1,045.50	1.30	6.70
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.42	0.95%	$4.84
Advisor Shares	1,000.00	1,018.65	1.30	6.61

Schroder Global Multi-Cap Equity Fund
Actual Expenses
Institutional Class Shares	$1,000.00	$1,052.40	0.70%	$3.62
Institutional Service Class Shares	1,000.00	1,052.80	0.80	4.14
Hypothetical Example for Comparison Purposes
Institutional Class Shares	$1,000.00	$1,021.68	0.70%	$3.57
Institutional Service Class Shares	1,000.00	1,021.17	0.80	4.08

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Notes

Notes

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and income

•    account balances and account transactions

•    assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•    open an account and provide account information

•    give us your contact information

•    show your driver’s license or government issued ID

•    enter into an investment advisory contract

•    make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes—information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•    Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•    Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware)
Schroder Series Trust
Schroder Global Series Trust
P.O. Box 55260
Boston, MA 02205-5260
(800) 464-3108

00119621

Schroder Mutual Funds

April 30, 2014	Semi-Annual Report

Domestic Fixed Income
Schroder Total Return Fixed Income Fund Schroder Broad Tax-Aware Value Bond Fund Schroder Long Duration Investment-Grade Bond Fund

Global & International Fixed Income Schroder Emerging Markets Multi-Sector Bond Fund

Alternatives Schroder Absolute Return EMD and Currency Fund

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	2

Schedule of Investments

Total Return Fixed Income Fund	17

Broad Tax-Aware Value Bond Fund	28

Long Duration Investment-Grade Bond Fund	34

Emerging Markets Multi-Sector Bond Fund	38

Absolute Return EMD and Currency Fund	43

Statements of Assets and Liabilities	48

Statements of Operations	49

Statements of Changes in Net Assets	50

Financial Highlights	53

Notes to Financial Statements	55

Disclosure of Fund Expenses	69

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 6, 2014

Dear Shareholder:

The global economy is expected to strengthen for the remainder of 2014, as the headwinds that held back activity last year are expected to abate somewhat and allow demand to lift. However, regional performance is still patchy, with the upturn being primarily led by the developed economies, such as the U.S. and many European countries, while the emerging economies experience a more modest improvement.  Against this backdrop, inflation is expected to remain relatively subdued given the spare capacity in the world economy, limiting significant upward pressure on commodity prices and wages.

Following the weather-related softness at the start of the year, particularly the harsher winter in the U.S., improved conditions have brought increased optimism as the world economy rebounded in the spring. Further out, the moderation in the fiscal headwinds and the gradual repair of U.S. household balance sheets should sustain the upturn as the year progresses.  In the U.K., the recovery is expected to continue with the revival in the housing market. Growth indicators for the Eurozone and Japan also remain firm, but Japan is expected to experience a more immediate setback due to the recent consumption tax increase.

For emerging markets (EM), the growth outlook faces domestic issues along with ramifications from the Federal Reserve’s decision to begin tapering its quantitative easing program beginning in January 2014. Looking ahead, we expect more stability rather than a significant deterioration, with global recovery providing support against weaker domestic fundamentals. Moreover, policy and political risks remain relevant given recent government elections in countries such as India and Brazil.

U.S. profit margins continue to trade near historical highs, but we believe these can be maintained given the strong pricing power of U.S. corporates and the strength of the U.S. economy. Furthermore, we also see greater likelihood of additional corporate activity, as strong cash flows held by companies are deployed for M&A activity and share repurchases. In Europe, over the last couple of years, there has been a reduction in the political risk premium embedded in European valuations as investors reassessed the risk of a break-up in the Euro area. However, this market still offers room for further gains given that profit margins have more potential to expand and earnings are likely to benefit from the recovery in the U.S. In Japan, “Abenomics” appears to be making headway in stimulating growth and inflation through the weakness in the yen, but we are mindful of the structural reforms required for sustainable growth in the long term. Valuations of EM appear more attractive, but the region continues to score poorly in terms of momentum and earnings revisions. There are also concerns about political instability, which could arise from elections in a number of countries this year, as well as the potential impact of the Federal Reserve continuing to withdraw liquidity. We continue to expect global growth to strengthen, but have shaved our forecasts for 2014 and 2015 by 0.2% to 2.8% and 2.9%, respectively.

As we stated in the Funds’ Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than the investor who has high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Semi-Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of April 30, 2014.

1

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

During the six-month period ended April 30, 2014, the Schroder Total Return Fixed Income Fund (the “Fund”) returned 2.39% (Investor Shares) and 2.26% (Advisor Shares), compared to the Barclays U.S. Aggregate Bond Index (the “Index”), a broad-based basket of U.S. debt securities, which rose 1.74%.

Market Background

The bond market registered a positive return over the six-month reporting period, overcoming periods of volatility and policy uncertainty.  Interest rates rose at the end of 2013, as investors were both optimistic about economic growth heading into the New Year and reactive to the announcement from the Federal Reserve (Fed) that it would begin tapering its quantitative easing program (QE).  However, poor economic data and the risk of an emerging market contagion eroded investor confidence in January and yields fell dramatically.  Since then, rates have only marginally increased from the January lows as the economy continues to send mixed signals about its direction for the remainder of 2014.

Speculation surrounding the Fed’s tapering of its asset purchase program dominated markets at the end of 2013. The Fed finally took action on December 18, 2013 by announcing it would trim its monthly asset purchases by $10 billion to a rate of $75 billion of assets per month, lowering both the purchases of Treasury securities and mortgage-backed securities (MBS) by $5 billion each. Overall market reaction to the announcement was quiet. Interest rates moved somewhat higher as tapering had been well telegraphed, while non-government sectors performed well versus Treasuries, reflecting continued demand for yield. The Fed’s recent emphasis on forward guidance provided an offset to the uncertainty that unfolded earlier in 2013. The Fed left its unemployment threshold unchanged at 6.5% but, in newly added language, stressed that it will be appropriate to keep the Fed funds rate at near-zero until “well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the Federal Open Market Committee’s (FOMC’s) 2% longer-run goal.”

So far in 2014 (at the time of this writing), economic data in the U.S. has undershot expectations (attributable in part to the extreme winter weather), deflationary pressures have reappeared in Europe, and emerging markets have experienced a cluster of events that forced a re-evaluation of continued strong regional growth.  Investor confidence has nonetheless been able to hold up extremely well given the range of headwinds.  Indeed, the Argentine devaluation (January), Russian involvement in Ukraine (beginning February), and the first ever default of a high-profile Chinese wealth fund (March), each had the potential to undermine markets, but have, to date, been nothing more than sideshows to events in developed markets where growth has been largely disappointing.

However, there have been encouraging signs, including solid readings in recent manufacturing and non-manufacturing indices and employment statistics showing that workers are returning to the job market.  The labor market added 288,000 jobs in April- the most in two years- and the unemployment rate dropped to 6.3%, its lowest level since 2008.  Again, there is good news and less good news in the report: the job gains partly reflect payback from weather weakened Q1 and the true trend is not yet clear, while the unemployment gain was impacted by a large drop-off in people seeking work.  Wage growth continues to move gradually higher and is supporting higher personal consumption, though it’s just keeping up with the rate of inflation.  We believe nascent wage pressures will be a key statistic to watch as it will directly impact monetary policy.

Also in April, the Fed announced that it would continue to trim its bond-buying program to $45 billion a month in May.  The move by the Fed was well-anticipated and marks the fourth $10 billion cut to the program. The April FOMC minutes made it clear that the softer than expected Q1 data was seen by the Fed as transitory and did not impact policy, suggesting that the hurdle for the Fed to alter winding down QE by the end of the third quarter is still quite high.  The Fed remains data dependent in spirit, but in reality, should complete tapering on time.  We believe the next hurdle for the market will be when actual tightening of policy needs to be telegraphed.

Portfolio Review

The Fund outperformed the benchmark during the six-month period ended April 30, 2014.

Sector allocation was skewed heavily away from U.S. government bonds, where their very low yields hold little value under most scenarios.  Similarly, MBS pass-throughs appear expensive, as yields are not high enough to compensate for longer durations, and will likely lose support as active quantitative easing (Fed purchases) ends over the remainder of 2014.  Instead, portfolios are structured with a modest positive bias to corporate credit, along with small exposures to high yield, municipals, emerging market debt, and asset-backed securities (ABS)/commercial MBS. Although security selection changed, the overall sector allocations were stable during the period.

The biggest contributor to performance over the period was an overweight to ABS, where we found opportunities to buy floating-rate bonds with good risk premiums.  Also, an overweight to financials, particularly in banking and insurance, added to returns as well.  We maintained our exposure to municipals, which contributed to returns as they continued to recover from the spread widening that occurred in mid-2013.  Furthermore, our yield curve flattening exposure performed well over the period as rates came down at the long end.

2

Outlook

We are finally at the point in the economic cycle where investment in new hiring and capital expenditures should take hold.  Granted, this has been, and will continue to be, an atypical recovery; we still expect overall growth to be somewhat muted compared to prior recoveries.  However, the indicators of both hiring and capital expenditures are turning higher and should likely be sustained.  For example, credit capacity usage rates have risen, credit conditions (from the latest Fed survey) have eased, and anecdotal evidence from corporate earnings hints at expansion plans in general.

With the headwinds from fiscal contraction easing this year, we are confident that we will see a slightly higher level of growth heading into the summer.  The largest destination for capital expenditures, so far, is in healthcare and technology, both of which are highly focused. Healthcare in particular does not produce the virtuous knock-on effects that general investment produces — often acting as more of a tax.  Additionally, we believe that debt levels remain very high, which could amplify the negative impact of higher interest rates, as we experienced last summer with the housing market.  Our view is that the beneficial impact of housing refinance during a recovery is largely behind us.  Tighter bank and financial regulation also appear to be restricting growth at the margin.

The economic backdrop appears modestly positive and should allow the Fed to gradually move away from the extraordinary measures put in place over the last six years.  We are revising our view of monetary policy, after the completion of tapering, to account for a possibly earlier rate increase — perhaps just to emphasize the upper bound of the current 0-0.25% range for Fed Funds — but with a longer path towards normalization.  This contrasts with our earlier view of a lower policy for longer, followed by a more rapid rate increase to “catch up” to whatever inflation pressures may have built up.  The earlier move would allow the Fed to end their zero interest rate policy sooner to reduce the chances of another asset bubble.  We continue to expect the Fed to maintain the size of their large POMO (Permanent Open Market Operations) balance sheet for the foreseeable future.

Portfolio construction continues to be framed upon balancing yield and interest rate risk.  A pickup in growth could present challenges for bondholders if cash or new borrowing is used for investment or acquisition.  There is also a risk that a positive growth surprise could foster higher interest rates, which could then adversely impact credit spreads.  As a result, we are becoming more cautious on credit.

Key investment themes guiding portfolio construction include: a preference for floating rate notes as a way to increase yield with potentially lower interest rate exposure; overweights to short ABS for similar reasons; exposure to bank debt where balance sheet re-levering is unlikely; exposure to 30-year corporates to benefit from pension demand; preference for collateralized mortgage obligations (CMOs) versus mortgage pass-throughs to potentially decrease portfolio sensitivity to interest rate volatility; and, where appropriate, use of Treasury futures options in an attempt to protect principal around key events such as FOMC meetings or important economic data releases.

We believe that one part of the fixed income market that still has good opportunities is U.S. dollar-denominated emerging market debt, where turmoil in Ukraine and slower growth in China continue to make headlines. The cumulative effect of event risks and fund outflows has prevented the emerging market sector from following the strength in developed market credit. As in other sectors, we expect that investment selection will be driven mainly by regional and security selection. It is one area we may increase exposure over the coming months.

3

PERFORMANCE INFORMATION

			Annualized
	One Year Ended	Five Years Ended	Since
	April 30, 2014	April 30, 2014 (a)	Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	(0.74)%	5.69%	5.34%
Advisor Shares	(0.99)%	5.43%	5.07%
Barclays U.S. Aggregate Bond Index	(0.26)%	4.88%	4.70%

(a) Average annual total return.

(b) From commencement of fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
United States Treasury Notes 0.625%, 4/30/18	5.1%
FNMA TBA 4.500%, 5/25/44	3.3
United States Treasury Notes 2.500%, 8/15/23	2.3
United States Treasury Notes 2.750%, 2/15/24	2.0
United States Treasury Notes 0.375%, 6/30/15	1.5

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	30.6%
U.S. Government Mortgage-Backed Obligations	21.1
U.S. Treasury Obligations	16.7
Asset-Backed Securities	12.3
Collateralized Mortgage Obligations	8.5
Municipal Bonds	4.0
Sovereign Governments	3.1
Commercial Mortgage-Backed Obligations	2.4
U.S. Government & Agency Obligations	1.0
Other Assets and Liabilities	0.3

4

Schroder Broad Tax-Aware Value Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

For the six-month period ended April 30, 2014, the Schroder Broad Tax-Aware Value Bond Fund (the “Fund”) rose 7.38% compared to its benchmark, which is composed of 75% BofA Merrill Lynch U.S. Municipal Large Cap Index (the “Merrill Lynch Index”) and 25% Barclays U.S. Long Government Bond Index (the “Barclays Index”), which increased 5.28% during the same period. The Merrill Lynch Index tracks the performance of large capitalization, U.S. dollar denominated, investment-grade tax-exempt debt publicly issued by U.S. states and territories in the U.S. domestic market. Qualifying securities must have at least one year to final maturity, a fixed coupon, a minimum amount outstanding of $50 million, and an investment-grade rating (based on an average of Moody’s, S&P and Fitch). Qualifying securities must also be within five years of their original issue date. The Barclays Index is a market-capitalization weighted index that consists of all public obligations of the U.S. Treasury and U.S. government agencies, including quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. All securities must have a maturity of ten years or more and a fixed rate.

Market Background

So, the day finally arrived—December 18, 2013, the day that market participants had been dreading for months. A collective neurosis had consumed thousands of paragraphs of newsprint and dominated global investment discourse all year. The Federal Reserve announced the taper and decided to trim asset purchases to $75 billion a month, a reduction of $10 billion split evenly between Treasuries and mortgage backed securities.

Did the world fall apart? Did bond markets collapse? Despite prophecies of doom surrounding the imminent prospects of tapering, the event came and went in December with relatively little fanfare or negative impact on the market. Immediately following the news, shorter bond yields rose slightly, but the yields on longer-dated bonds actually fell slightly. The beginning of 2014 was undoubtedly an eventful time. U.S. growth disappointed on the downside, Janet Yellen confused markets with her comments following the Federal Open Market Committee (FOMC) meeting, and emerging market volatility surged. To top it all off, Russian President Vladimir Putin decided to redraw the 1954 border with Ukraine by annexing Crimea. These unanticipated events sent a jolt through the markets. Precisely the reason why, as value managers, we have never constructed portfolios based on a prediction of what “could happen.” Instead, we focus on something we can identify—valuations. In our view, value is the most reliable guide to prospective returns. Patience and valuation are a powerful combination.

Ten- and thirty-year Treasuries have rallied year-to-date through April, with yields falling 36 and 48 basis points, respectively, to 2.65% and 3.46%. Many interest rate prognosticators, who were almost universally bearish at the beginning of the year, have now scrambled to revise their year-end forecasts. History has revealed that investors tend to be generally unsuccessful at predicting interest rate moves; we therefore prefer to add value through sector rotation and security selection within a duration-neutral framework.

Despite this recent volatility, the corporate sector remained remarkably well-behaved, with spreads ending the six-month period 30 basis points tighter. Long-dated tax-exempt municipals were the standout performers. Benefitting from limited supply and improved fund flows, they posted excess returns of 494 basis points versus comparable duration Treasuries. We continue to have a favorable view on both corporates and municipals.

Portfolio Review

Over the course of the six-month period ended April 30, 2014, the Fund outperformed its benchmark, net of fees. The run up to the end of the year was an uneventful one with respect to activity in the Fund. As of April 30, 2014, the Fund was primarily invested in tax-exempt municipals, with the exception of a small position in corporates. The corporates are almost exclusively financials, which is the sector we find most attractive.

Individuals in the highest tax brackets were recently confronted with the reality that income taxes are taking a substantially bigger bite out of their paychecks. We believe that this will enhance demand for tax-exempt municipals, particularly in longer maturities. It is these longer maturities that currently produce the most attractive after-tax income in the investment grade fixed income market. As a value manager, we have even included municipals in the portfolios of non-taxable clients.

Supply in the municipal market is expected to shrink for the seventh consecutive year. We believe this will contribute to the strong performance of municipals, long bonds in particular. Based on Net Implied Tax, our metric for determining value between taxable and tax-exempt investments, long-dated municipals are trading at cheap levels relative to similarly-rated credits. As a result, the Fund remains heavily invested in municipals bonds. Consistent with the Fund’s objectives, we remain keenly focused on effectively managing the Fund on a tax-aware basis.

We continue to emphasize municipals based on our belief that their valuation, fundamentals, and supply backdrop provide the foundation for potential outperformance versus taxables and the benchmark.

5

Outlook

In our view, the long-dated municipal market remains the most interesting opportunity in the investment-grade market today. Although valuations have moved from their best levels, they remain compelling and are further supported by improving fundamentals and technicals. As always, we will continue to build our portfolios focused predominantly on value, not our vague assessment of what may or may not happen in the future. We firmly believe this is the best way to generate returns for our clients.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Annualized Since Inception (a)
Schroder Broad Tax-Aware Value Bond Fund —
Investor Shares	0.32%	6.57%
75/25 Hybrid of the BofA Merrill Lynch U.S. Municipal Large Cap Index and the Barclays U.S. Long Government Bond Index	(1.78)%	3.71%
BofA Merrill Lynch U.S. Municipal Large Cap Index	(0.43)%	5.08%
Barclays U.S. Long Government Bond Index	(5.87)%	(0.55)%

(a) From commencement of fund operations on October 3, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Grand Parkway Transportation, Sub-Ser B 5.250%, 10/01/51	3.3%
Moreno Valley Unified School District 5.102%, 8/01/25	3.1
Sacramento Municipal Utility District, Ser A 5.000%, 8/15/41	3.0
Bay Area Toll Authority, Ser S-4 5.000%, 4/01/43	2.9
Metropolitan Transportation Authority, Ser E 5.000%, 11/15/43	2.9

Sector Allocation

Sector	% of Net Assets
Municipal Bonds	92.5%
Corporate Obligations	5.5
Other Assets and Liabilities	2.0

6

Schroder Long Duration Investment-Grade Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

For the six-month period ended April 30, 2014, the Schroder Long Duration Investment-Grade Bond Fund (the “Fund”) rose 8.73%, compared to the Barclays U.S. Long Government/Credit Bond Index (the “Index”), a broad-based basket of debt securities, which increased 6.59% during the same period.

Market Background

So, the day finally arrived—December 18, 2013, the day that market participants had been dreading for months. A collective neurosis had consumed thousands of paragraphs of newsprint and dominated global investment discourse all year. The Federal Reserve announced the taper and decided to trim asset purchases to $75 billion a month, a reduction of $10 billion split evenly between Treasuries and mortgage backed securities.

Did the world fall apart? Did bond markets collapse? Despite prophecies of doom surrounding the imminent prospects of tapering, the event came and went in December with relatively little fanfare or negative impact on the market. Immediately following the news, shorter bond yields rose slightly, but the yields on longer-dated bonds actually fell slightly. The beginning of 2014 was undoubtedly an eventful time. U.S. growth disappointed on the downside, Janet Yellen confused markets with her comments following the Federal Open Market Committee (FOMC) meeting, and emerging market volatility surged. To top it all off, Russian President Vladimir Putin decided to redraw the 1954 border with Ukraine by annexing Crimea. These unanticipated events sent a jolt through the markets. Precisely the reason why, as value managers, we have never constructed portfolios based on a prediction of what “could happen.” Instead, we focus on something we can identify—valuations. In our view, value is the most reliable guide to prospective returns. Patience and valuation are a powerful combination.

Ten- and thirty-year Treasuries have rallied year-to-date through April, with yields falling 36 and 48 basis points, respectively, to 2.65% and 3.46%. Many interest rate prognosticators, who were almost universally bearish at the beginning of the year, have now scrambled to revise their year-end forecasts. History has revealed that investors tend to be generally unsuccessful at predicting interest rate moves; we therefore prefer to add value through sector rotation and security selection within a duration-neutral framework.

Despite this recent volatility, the corporate sector remained remarkably well-behaved, with spreads ending the six-month period 30 basis points tighter. Long-dated tax-exempt municipals were the standout performers. Benefitting from limited supply and improved fund flows, they posted excess returns of 494 basis points versus comparable duration Treasuries. We continue to have a favorable view on both corporates and municipals.

Portfolio Review

The Fund outperformed its benchmark for the six-month period ended April 30, 2014, net of fees. Spreads between long-dated corporate credits and Treasuries narrowed further in the fourth quarter, driving the Fund’s strong performance relative to its benchmark. Financials continue to lead the way within corporates. Demand for high-quality corporates was particularly strong at the long end of the yield curve, where we are seeing increasing interest from both insurance companies and pension funds.

In the run up to the end of the year, we increased our target allocation to long-dated tax-exempt municipals. Based on our valuation metric, which compares long municipals with similar credits, the municipal sector has stabilized somewhat from the extreme levels we saw in the third quarter of 2013 but still, in our view, offers compelling value. Municipal bond fund outflows continue. However, interest in the sector is increasing from crossover investors, traditional institutional fixed income managers, retail strategists and even overseas buyers. We believe that the opportunity in municipals is the clearest relative value opportunity in the investment-grade bond universe.

We used strength in the market to reduce allocations to those credits we felt no longer offered sufficient value relative to the fundamental risk. We reduced exposure to issuers such as Hewlett-Packard, American Express, AT&T, Centrica, and MIT. In terms of municipals, we added New York Thruway to our issuer names. In aggregate, we reduced the overall spread duration of the Fund as corporate spreads tracked tighter over the period.

As of April 30, 2014, the Fund was invested 64% in credits and 25% in tax-exempt municipals, with the remainder in U.S. Treasuries. We continue to emphasize credits based on our belief that, despite meaningful narrowing in recent years, the valuation, fundamentals, and supply backdrop still favor further spread compression versus Treasuries. However, the narrowing of credit spreads has changed the value proposition. As a value manager, we believe the appropriate level of risk in the Fund today, given the significant compression in spreads, should be lower than it was twelve or eighteen months ago.

7

Outlook

We are at an interesting inflection point in the bond market. The fundamental and technical underpinning of the credit market remains firm, but valuations are not at the discounted levels we have seen in recent years. While financial and longer-dated credits remain well-supported, fundamentals of non-financials are more mixed. If credit spreads continue to narrow, we expect to further reduce spread duration.

In our view, the long-dated municipal market remains the most interesting opportunity in the investment-grade market today. Although valuations have moved from their best levels, they remain compelling and are further supported by improving fundamentals and technicals. As always, we will continue to build our portfolios focused predominantly on value, not our vague assessment of what may or may not happen in the future. We firmly believe this is the best way to generate returns for our clients.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Annualized Since Inception (a)
Schroder Long Duration Investment-Grade Bond Fund —
Investor Shares	0.89%	8.25%
Barclays U.S. Long Government/Credit Bond Index	(2.55)%	3.32%

(a) From commencement of fund operations on October 3, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
U.S. Treasury Bond 2.875%, 5/15/43	4.1%
HSBC Bank USA 7.000%, 1/15/39	3.2
MetLife 5.875%, 2/06/41	3.0
Citibank Credit Card Issuance Trust, Ser 2007-A3, Class A3 6.150%, 6/15/39	2.8
Wells Fargo 5.606%, 1/15/44	2.8

Sector Allocation

Sector	% of Net Assets
Corporate Obligations	54.2%
Tax-Exempt Municipal Bonds	25.1
U.S. Treasury Obligations	9.3
Taxable Municipal Bonds	7.2
Asset-Backed Security	2.8
Other Assets and Liabilities	1.4

8

Schroder Emerging Markets Multi-Sector Bond Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

For the six-month period ended April 30, 2014, the Schroder Emerging Markets Multi-Sector Bond Fund (the “Fund”) rose 1.95% (Investor Shares) and 1.84% (Advisor Shares) compared to the blended benchmark consisting of 1/3 JPMorgan EMBI Global Diversified Index (the “EMBI Index”), 1/3 JPMorgan GBI Emerging Markets Global Diversified Index (the “GBI-EM Index”), and 1/3 JPMorgan CEMBI Broad Diversified Index (the “CEMBI Index”), and together with the weighted contributions from the EMBI Index and the GBI-EM Index, (the “Index”) which rose 1.88%. The EMBI Index is a uniquely weighted index that tracks total returns for U.S. dollar denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities; the GBI-EM Index is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate domestic currency government bonds; the CEMBI Index tracks total returns of U.S. dollar denominated debt instruments issued by corporate entities in Emerging Markets (EM) countries.

Market Background

The six months ended April 30, 2014 saw a transitional period where emerging market debt (EMD) began by posting sharply negative performance accompanied by heavy retail fund outflows.  The latter half of this period witnessed a gradual tapering of retail fund outflows but a sharp rebound in performance.  After a rough second half in 2013, investors were hoping for better EMD performance in 2014, but the asset class stumbled badly in January, with the Index down 1.64%.

What was driving the “risk off” environment?  We were surprised that few market participants were noting that the world’s two largest economies were tightening monetary policy.  In the U.S., tapering might not equal tightening for some, but the markets were certainly saying that it does.  In China, the effort to rein in years of aggressive credit growth was underway, and that resulted in tighter monetary policy.

The negative sentiment and returns of January didn’t last long, as February ushered in an impressive recovery and the market started to adjust to a declining global liquidity environment for EM economies.  It’s important to note how those February returns were generated: to a large degree the currencies and bonds from “formerly Fragile Five” countries (Brazil, India, Indonesia, South Africa, and Turkey) led the adjustment.  Retail outflows were finally tapering somewhat, but these numbers were increasingly irrelevant to price action, as cross-over investors took advantage of the cheapness of EMD relative to other risk assets and institutional investors continued to remain invested.

We believe that one of the key aspects of this performance has been the collapse of volatility in U.S. Treasury yields.  This drop in treasury volatility began just after the “tapering episode,” which we date back to May of last year.  When the Federal Reserve laid out a predictable path of tapering that the market accepted, the steady drop in volatility encouraged investors to buy Treasuries, provoking a sharp rally in duration.  A key question for investors of course is how long this pattern will continue.  If one goes by the “Great Moderation” phase, an extraordinary period of low volatility from 2004 to 2007, the current decline in volatility could turn into a multi-year phenomenon.

Portfolio Review

While Investor shares of the Fund beat the underlying benchmark for the six months ended April 30, 2014, Advisor shares narrowly underperformed the benchmark. We manage an unconstrained multi-sector approach across the entire opportunity set of sovereign, corporate, and local currency assets.  By contrast, the vast majority of EMD assets are invested with managers who are benchmarked against the EMBI Index—a U.S. dollar, sovereign-only index that is nearly 75% investment-grade.

We endeavour to offer investors the following:

•                     Structurally much lower correlation to U.S. Treasuries. Thus, we are less reliant on U.S. Treasury performance to achieve positive returns.  We will generally have a duration statistic (5.2 years as of April 30, 2014) that is significantly lower than the EMBI index because of our more flexible approach.

•                     Structurally higher yields.  We believe our approach affords the opportunity to access the best yield risk/reward opportunities to insure the Fund offers an attractive yield to investors, even if certain parts of the asset class trade at somewhat low absolute yields.  Since inception, the yield of our portfolio has consistently been well above the yield of any of the sovereign, corporate, or local currency indices individually.

•                     Higher probability of favorable outcome across market cycles.  When global liquidity cycles change, different parts of the EMD asset class perform best over long periods.  Our view is that an approach that does not pre-commit to any part of the opportunity set has the highest probability of taking advantage of this change.

So far in the 2014 calendar year, the EMBI Index has increased 5.02%.  We have “held our own” by returning 3.12% for Investor shares and 3.15% for Advisor shares over this same, a respectable upside capture.  If we are able to continue to post attractive positive performance when this index rises sharply, we believe that we stand to provide attractive returns relative to our peers when the

9

inevitable reversal occurs, perhaps in the fall when the Fed tapering of bond purchases is expected to cease and rate uncertainty again is likely to become a paramount issue for bond investors.

Outlook

The current low volatility environment could signify “the best of all possible worlds” for fixed income investors, and EMD might well account for a large portion of those gains.  We suspect, however, we are in for multiple months, rather than multiple years, of this type of environment.  Presumably, tapering will conclude in October (as most believe), but we then enter a period where the timing, size, and duration of rate hikes might begin to take center stage, and it’s difficult to see how volatility stays low as uncertainty rises.  Of course inflation surprises—positive or negative—could define the boundaries of this period as well.  Our view is that, over a foreseeable investment horizon of three- to six- months, it’s unlikely that the volatility decline discussed above will be knocked off its tracks.

If that view is correct, then simply capturing the beta of the EMD market should produce very attractive returns given the spread advantage over global fixed income enjoyed by this asset class.  This includes all parts of the opportunity set.  Mainstream strategies that rely overwhelmingly on the Treasury-sensitive EMBIG sector should also do well, of course, but they are also most at risk of any reversal in Treasuries.  The investment grade portion of this index—75% of the total—has already produced a gain of over 4% for the year, and, thinking mathematically, further sizable gains are very low probability events.  On the other hand, EM corporates—especially non-investment grade corporates—still hold value, we believe.  And the most attractive part of the opportunity set for us, high-yielding local rates countries, would produce out-sized gains relative to everything else in EMD under this scenario.

Of course we do not know what the future holds, but right now we think capturing the full beta of EMD is the smartest way to invest in the asset class.

10

PERFORMANCE INFORMATION

Cumulative Since Inception (a)
Schroder Emerging Markets Multi-Sector Bond Fund —
Investor Shares	5.20%
Advisor Shares	5.00%
34/33/33 Hybrid of the following 3 indexes:	6.89%
JPMorgan EMBI Global Diversified Index	10.24%
JPMorgan GBI Emerging Markets Global Diversified Index	2.35%
JPMorgan CEMBI Broad Diversified Index	8.07%

(a) From commencement of fund operations on June 25, 2013.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Brazil Notas do Tesouro Nacional Serie F 10.000%, 1/01/21	8.4%
Turkey Government Bond 10.000%, 6/17/15	4.1
Venezuela Government International Bond 7.650%, 4/21/25	3.7
Empresa de Telecomunicaciones de Bogota 7.000%, 1/17/23	3.4
Mexican Bonos 8.000%, 6/11/20	2.8

Geographic Allocation

% of Net Assets
Latin America	44.1%
Asia/Far East	20.9
Europe	18.9
Africa	6.2
Caribbean	2.6
Middle East	1.7
Other Assets and Liabilities	5.6

11

Schroder Absolute Return EMD and Currency Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 6, 2014)

Performance

For the six-month period ended April 30, 2014, the Schroder Absolute Return EMD and Currency Fund (the “Fund”) gained 1.52% (Investor Shares) and 1.47% (Advisor Shares), compared to the 3-Month USD Fixed LIBOR Index (the “Index”), a widely used measure of short term corporate returns, which rose 0.12%.

Market Background

We believe that tightened global financial conditions are starting to show some signs of abating. Previously, the slowdown in credit growth was broad-based but monetary trends have become more mixed. While our view is that China and the Eurozone continue to experience poor monetary dynamics, Japan’s domestic liquidity situation remains favorable and U.S. bank credit is re-accelerating after a period of pause. This resurgence in U.S. bank lending appears to be directed to the financing of share buybacks by companies and to some front loading of borrowings in anticipation of less favorable credit conditions (i.e. the Federal Reserve’s tapering of its quantitative easing program). It is disappointing that this recovery in U.S. bank lending has not been accompanied so far by a reacceleration in core capital goods orders.

The improvement in U.S. credit conditions (corroborated by some excess reserves drawdown by commercial banks) appears to be supporting the resolve of the Federal Reserve (Fed) to pursue its program of monetary normalization. While this continued tightening may trigger intermittent financial scares in emerging markets (EM), we believe that the cyclical recovery occurring in developed economies will be sustained.

Our indicators of global capital flows still show that continued monetary expansion in Japan (courtesy of the Bank of Japan) is not trickling down to the rest of the world. These indicators also highlight that the “global carry trade,” as measured by the net foreign liabilities of EM commercial banks, has continued to turn down from historically high levels.

As a result of the recent depreciation of the Renminbi, we also believe that there is a high risk that China could see a sharp reversal in cross border banking inflows, which are one of the few remaining engines of liquidity still operating at high speed in China.  As a result, the over-extended credit boom appears to be even more at risk of turning into a bust.

Other EM countries have also seen their long-term growth drivers impaired on account of over-extended credit cycles, eroded competitiveness and a build up in external imbalances, among other factors. These vulnerabilities have been brought to the fore over the course of the last twelve months, as EM assets have broadly come under pressure. However, this increased investor scrutiny towards EM has led to some improvements in valuations and to policy inflexions in a number of countries. We believe that markets are starting to respond positively to these policy steps and there is growing evidence of markets returning to “differentiation” mode, which supports our approach of asset “cherry picking.”

Portfolio Review

Thanks to its defensive investment stance at the turn of the year, the Fund weathered the January sell-off relatively well. This broad market weakness was then used to accumulate positions in a number of assets in countries that offered a combination of improved valuations and positive policy inflexions (e.g. Indonesia, Brazil, India and South Africa).

The avoidance of Russian assets, which suffered price declines as a result of the invasion of Crimea by the Russian military, also helped the Fund. A small Ruble exposure (1.5% of NAV) briefly held in February was eliminated ahead of the eruption of the geopolitical crisis surrounding Ukraine.

EM bonds and currencies showed further resilience in February and March, as negative events such as the situation in Ukraine, the political tensions in Turkey and Thailand, as well as the deteriorating dynamics in China (see below), failed to trigger a widely feared liquidation in EM assets. This relative resilience was seen within a context of markets returning to a “differentiation mode.”

For this reason, the Fund initiated a process of asset “cherry picking” in February, which saw the Fund accumulate more positions in high yielding local government bonds in Brazil, Indonesia, South Africa, and India.  These positions have started to recover and we expect them to generate strong returns in the next twelve months.

Vietnamese local debt and Restructured Greek bonds are two long held positions that have already generated good returns for the Fund.  While the exposure in Vietnam was kept unchanged, more profits have been taken in Greek bonds with an aim of completely exiting this position.

12

Outlook

Asia

•                  Local bonds and currencies in Indonesia and India should continue to recover strongly from the severe declines of the last twelve to eighteen months as these two countries are expected to witness positive political transformations. In India, an administration that many consider to be reformist has emerged from the April-May elections. In Indonesia, the possibility of Jakarta Governor Jokowi winning the upcoming presidential elections is also real, which should help restore the badly needed political credibility. Recent changes at the Central Banks (in both countries) combined with better economic numbers appear to already be helping regain investors’ confidence as asset prices have started to respond positively.

•                  We have adopted a constructive outlook on Thailand as we returned from our recent research trip to Bangkok with the view that political tensions can be contained and that a compromise between various political forces will be ultimately reached. Within this context, we expect Thai assets to recover and we favor inflation linked bonds (currency unhedged).

•                  Recent trends show that long-term growth drivers remain strong in the Philippines, where we intend to maintain a core exposure to the Peso. We also intend to keep a core position in Vietnamese local bonds, where the downtrend in yields is so strong and investors’ positioning is still so light that this market has appeared to be unaffected by recent EM jitters.  Recent numbers show that Vietnam is experiencing an appealing mix of strong and balanced economic growth combined with a decline in both inflation and interest rates.

•                  The positive dynamics highlighted above are in sharp contrast with the ominous trajectory that China’s economy appears to be following. The recent defaults, a run on a small bank and the depreciation of the Renminbi are admittedly all of a small scale but they have the potential to accelerate a loss of confidence in the country’s deflating credit system.  The investment implications of these trends are that corporate bonds (in Asia and globally) could come under pressure but yields on high quality government bonds should see a renewed decline as a result of the deflationary forces emanating from China.

Eastern Europe, Middle East & Africa

•                  In Southern and Eastern Europe, the recent economic activity numbers are reassuring as countries such as Greece, Hungary, Poland, and Romania have shown signs of growth bottoming out. This apparent creditless recovery is occurring after many years of external adjustments. We expect the Forint and the Zloty to achieve strong returns in the next twelve months. Our view is that investments in regional bonds are less attractive on account of unattractive valuations. This assessment also applies now to restructured Greek bonds, where we continue to take profits with the view to reinstate exposure should yields return to a level where expected returns in excess of 10% could be achieved.

•                  As highlighted in the previous notes, the outlook for Russian assets remains poor as the country continues to suffer from continued deterioration in the investment climate. More damage has been inflicted to the Russian economy by the recent annexation of Crimea and the subsequent surge in capital flight. We are looking for convincing signs of “de-escalation” in tensions and a renewed focus by the leadership on improving the investment climate to re-assess our current bearish stance.

•                  Turkey is experiencing some overdue economic rebalancing but this process has just started and appears unlikely to be smooth given the unstable political situation and the extreme imbalances accumulated in recent years. South Africa’s vulnerabilities are less extreme and the substantial Rand devaluation (45% over the last 3 years!) has already served as a shock absorber. We now expect some recovery in the currency and in local bonds as a result of improved trade performance and the more credible monetary policy.

Latin America

•                  Our position is that investment opportunities in this region are currently limited to Brazilian local bonds (unhedged) as the government’s focus has recently shifted towards fiscal consolidation. The administration has even announced spending cuts during an election year and debates about the required reforms have started. This, combined with an imminent end to the tightening cycle, should lead to a more convincing drop in government bond yields from their current elevated levels of 12.8% on 10-year bonds.

•                  In Mexico, we are looking for evidence that the economy is starting to respond positively to the recent series of reforms. If this occurs, we will turn more unequivocally bullish on Mexican assets. Elsewhere, our cautious stance remains warranted as other countries remain very vulnerable to weakness in commodity prices (Andean) and to continued poor domestic policy environments (Argentina and Venezuela).

13

Quantitative Analysis

•                  Our Country Risk Model shows continued improvement in the scores attributed to European countries, which are now broadly in safe territory. Countries in this region have returned to a position of “Equilibrium” in terms of their “Growth Dynamics” as last year’s external adjustments are now followed by tentative signs of creditless recovery. Hungary and Greece remain the most advanced in accomplishing the required adjustments.

•                  In Asia, the improvements in Risk Scores have occurred in the Philippines, Thailand, and Vietnam, mainly on account of lower reliance on short-term foreign funding. India and Indonesia are still scored negatively but appear to be out of the danger zone as some balance of payments indicators are starting to improve. This still leaves China as the country where vulnerabilities may have reached a point of no return.

•                  In Latin America, Brazil’s improved competitiveness (following the substantial Real devaluation of recent months), combined with the country’s strong Sovereign External Liquidity, have led to an amelioration in the Risk Score from the poor levels reached previously. Improvements have also occurred in Mexico and in Argentina, the latter benefitting from better real effective exchange rate valuations as a result of the devaluation implemented at the turn of the year.

•                  Elsewhere, tentative signs of “re-balancing” in Turkey and in South Africa are highlighted by our country risk model. These adjustments still appear to be too small to avert a Balance of Payments crisis in Turkey. In the case of South Africa, external vulnerabilities are shown to be manageable.

Our valuation Models show that despite the price falls of the past twelve months, EM bonds and currencies have yet to reach compelling valuations. Exceptions are local bonds in Brazil, Vietnam, Russia, and South Africa and external debt of Pakistan and Argentina. Valuations for Stock Markets have broadly deteriorated for Developed Markets but they have improved for selected Emerging Markets.

Chart Analysis

•                  We believe that developed debt markets are at a critical juncture from a Technical standpoint. Yields have recently reached the top of the multi-year channel. Until the channel is broken, it is possible the eighteen month move higher in yields has just been a correction within the multi-year bull market. For now, our Analysis concludes that a break below 3.55% yield on the U.S. 30-year would open the possibility for a decline towards a 2.85% level. A break above 4% would invalidate this bullish view.

•                  The technical outlook for local EM bonds is mixed. Yields in Brazil should trend lower after having formed what we consider to be a spike top. In Vietnam, the trend to lower yields remains firmly in place with a target of 5.20% (based on our Point & Figure Chart readings). The failure of Indonesian 10-year yields to break above 9% indicates yields will decline to 7%. In contrast, Pattern Analysis for local bonds in Turkey remains unequivocally bearish. The same could be said about South African local bonds, which need to see yields fall below 8.1% on the 10-year to invalidate this bearish outlook.

•                  The technical outlook for many other EM currencies has improved since last quarter.  In Brazil, we believe the Real should appreciate to a target of 2.15. The recent recovery in the Indonesian Rupiah and the Indian Rupee should also gain more credence in the period immediately ahead with a target of 55 expected for the Rupee. Chart Analysis remains bullish for the Euro, which should provide a strong anchor to Eastern European currencies against the U.S. dollar. However, these currencies need to break the long-term support against the U.S. dollar ($/Pln 3 and $/Huf 210) before appreciation can be expected. Currencies with less supportive technical outlook include the Chinese Renminbi, the Taiwanese Dollar and the South African Rand.

Sentiment Analysis

•                  Sentiment Analysis is positive for Developed bond markets as investors remain overwhelmingly convinced that yields will trend higher. The number of markets where yields are forecasted to rise has reached an extreme of 80% of the bond markets covered by our Consensus Forecast Model (CFM). This extreme bearishness has recently shown some signs of waning, as investors have started to reduce their large duration underweights. This is supportive for investments in long-dated “high quality” bonds.

•                  External and local debt has entered the “Capitulation” phase of the Sentiment Cycle given recent large outflows from the asset class. Outflows need to stop for Sentiment Analysis to turn unequivocally bullish on EM debt. Survey and anecdotal evidence suggests investors have cut exposure and remain negative on EM bonds and currencies but they are still heavily positioned in Corporates. If outflows continue, forced selling of Corporates may lead to a disorderly re-pricing in this sector.

14

•                  Sentiment Analysis has turned positive for most Emerging Market currencies. A record number of currencies (27 out of the 34 covered by the CFM) are forecasted to depreciate over the next twelve months. This is very supportive for EM currencies as investors appear to have light positioning. Bearish positioning in Yen is even more extreme, which suggests a strong Yen rally is on the horizon should investors start to cover shorts.

•                  EM stocks are in “Capitulation” in the Sentiment Cycle with outflows accelerating and surveys indicating positions are reaching record lows. Signs of recovery in fund flows are required for us to turn bullish on EM Stocks from a sentiment standpoint.

Monitoring Opinions of Great Investors

•                  The great investors (the gurus) we monitor appear to share the view that the continued withdrawal of quantitative easing (QE) by the Fed will have more serious implications than what is currently anticipated by market participants. Some such as Marc Faber, Jim Rogers, and Felix Zulauf still believe that the Fed will be forced yet again to resort to renewed monetary easing. This will probably happen when some weakness occurs in the stock market which, in the opinion of the gurus, is overdue for a correction. Seth Klarman states that “on almost any metric, the US equity market is historically quite expensive” and warns of “nosebleed valuations” in some equities.

•                  Marc Faber suggests that U.S. Treasuries are oversold and should experience a short-term rally but others remain negative on a long-term basis.

•                  Most guru investors remain bearish on China and are concerned by the wider implications on financial markets. Felix Zulauf describes China as “the mother of all bubbles” and says the situation reminds him of “the Asian Crisis in 1998.” A number of gurus have started to see value in some EM stocks but stress that differentiation amongst countries is important. Investments in gold and gold mining companies continue to be broadly recommended.

15

PERFORMANCE INFORMATION

	One Year Ended April 30, 2014	Annualized Since Inception (a)
Schroder Absolute Return EMD and Currency Fund —
Investor Shares	1.13%	2.40%
Advisor Shares	0.98%	2.15%
3-month USD Fixed LIBOR	0.25%	0.34%

(a) From commencement of fund operations on December 15, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Net Assets
U.S. Treasury Bond 3.750%, 11/15/43	7.6%
Brazil Notas do Tesouro Nacional Serie F 10.000%, 1/01/23	5.4
Mexico Cetes 1.319%, 12/11/14	4.5
Mexico Cetes 3.671%, 8/21/14	4.0
Czech Republic Government Bond 3.400%, 9/01/15	3.6

* Excludes Short-Term Investment.

Sector Allocation

Sector	% of Net Assets
Foreign Government Bonds	58.2%
U.S. Treasury Obligations	38.1
Corporate Obligations	1.4
Convertible Bond	0.6
Other Assets and Liabilities	1.7

16

Schroder Total Return Fixed Income Fund

Schedule of Investments

April 30, 2014 (unaudited)

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS — 30.6%
	Consumer Discretionary — 3.4%
	American Axle & Manufacturing
220,000	7.750%, 11/15/19	253,550
	AutoZone
135,000	2.875%, 01/15/23	127,525
	Delphi
380,000	4.150%, 03/15/24	389,608
	DIRECTV Holdings LLC
810,000	5.150%, 03/15/42	795,172
	Ford Motor Credit LLC
460,000	5.000%, 05/15/18	511,154
200,000	4.375%, 08/06/23	210,020
325,000	1.700%, 05/09/16	329,107
	General Motors (1)
270,000	3.500%, 10/02/18	276,412
	General Motors Financial
95,000	4.750%, 08/15/17	102,125
	George Washington University
205,000	3.485%, 09/15/22	202,973
	Icahn Enterprises (1)
146,000	4.875%, 03/15/19	148,372
	Macy’s Retail Holdings
140,000	6.700%, 07/15/34	172,981
255,000	2.875%, 02/15/23	242,057
	Nordstrom (1)
670,000	5.000%, 01/15/44	715,476
	PVH
195,000	4.500%, 12/15/22	192,806
	VTR Finance BV (1)
400,000	6.875%, 01/15/24	417,836
	Yum! Brands
17,000	6.875%, 11/15/37	21,173
		5,108,347
	Consumer Staples — 2.0%
	Altria Group
469,000	9.950%, 11/10/38	767,661
285,000	4.000%, 01/31/24	290,899
	Anheuser-Busch InBev Worldwide
280,000	5.375%, 11/15/14	287,347
	Coca-Cola
220,000	1.800%, 09/01/16	225,599
	Kroger
430,000	5.150%, 08/01/43	453,599
220,000	5.000%, 04/15/42	226,814
	Lorillard Tobacco
110,000	8.125%, 06/23/19	136,893
	Marfrig Holding Europe BV (1)
435,000	9.875%, 07/24/17	458,925
	Tyson Foods
150,000	4.500%, 06/15/22	159,038
		3,006,775
	Energy — 3.2%
	Chesapeake Energy (2)
130,000	3.468%, 04/15/19	131,381
	Chesapeake Oilfield Operating LLC
255,000	6.625%, 11/15/19	267,112
	Energy Transfer Partners
615,000	4.150%, 10/01/20	643,356
	Gazprom OAO Via Gaz Capital (1)
400,000	3.850%, 02/06/20	364,000
	Hornbeck Offshore Services
150,000	5.000%, 03/01/21	146,250
	Lukoil International Finance (1)
315,000	4.563%, 04/24/23	276,413
	MEG Energy (1)
210,000	7.000%, 03/31/24	223,125
	Noble Energy
95,000	6.000%, 03/01/41	112,318
235,000	4.150%, 12/15/21	251,235
	Pemex Project Funding Master Trust
685,000	6.625%, 06/15/35	770,625
	Petroleos de Venezuela
550,000	4.900%, 10/28/14	534,325
	Rowan
365,000	5.850%, 01/15/44	379,317
345,000	5.400%, 12/01/42	339,277
	Valero Energy
50,000	4.500%, 02/01/15	51,498
	Williams Partners
375,000	5.400%, 03/04/44	396,549
		4,886,781
	Financials — 14.8%
	Abbey National Treasury Services
305,000	3.050%, 08/23/18	317,986
	Alexandria REIT
265,000	3.900%, 06/15/23	260,941
	Ally Financial
175,000	3.500%, 07/18/16	181,169
	Bank of America
275,000	5.625%, 07/01/20	314,695
	Bank of America MTN
205,000	5.000%, 01/21/44	212,911
855,000	3.300%, 01/11/23	831,460
835,000	1.103%, 04/01/19 (2)	837,599
	Barclays Bank
285,000	6.750%, 05/22/19	343,061

The accompanying notes are an integral part of the financial statements.

17

Principal Amount ($)		Value $
	BBVA Banco Continental (1)
240,000	3.250%, 04/08/18	243,000
	Boston Properties REIT
155,000	3.125%, 09/01/23	149,176
	BPCE
700,000	4.000%, 04/15/24	697,814
	CIT Group
415,000	4.250%, 08/15/17	435,750
	Citigroup
260,000	6.675%, 09/13/43	312,653
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA MTN
120,000	3.875%, 02/08/22	125,751
	Danske Bank MTN (1)
315,000	3.875%, 04/14/16	332,030
	Deutsche Annington Finance BV (1)
570,000	3.200%, 10/02/17	587,502
	Digital Realty Trust LP REIT
140,000	5.250%, 03/15/21	148,311
	DuPont Fabros Technology
365,000	5.875%, 09/15/21	382,337
	Eksportfinans
425,000	3.000%, 11/17/14	428,081
	Eurasian Development Bank (1)
1,195,000	5.000%, 09/26/20	1,183,050
	FMS Wertmanagement AoeR
825,000	1.625%, 11/20/18	824,975
	Goldman Sachs Group MTN
755,000	4.000%, 03/03/24	756,721
720,000	1.833%, 11/29/23 (2)	739,149
	Health Care REIT
500,000	4.125%, 04/01/19	537,113
	HSBC Holdings
390,000	5.250%, 03/14/44	400,976
490,000	4.000%, 03/30/22	516,023
	JPMorgan Chase
720,000	6.125%, 12/29/49 (2)	723,114
475,000	6.000%, 10/01/17	541,983
735,000	4.850%, 02/01/44	761,441
615,000	3.250%, 09/23/22	608,767
	Leucadia National
460,000	5.500%, 10/18/23	484,845
	Liberty Mutual Group (1)
160,000	6.500%, 05/01/42	195,236
	Morgan Stanley
240,000	6.375%, 07/24/42	296,108
560,000	3.750%, 02/25/23	561,533
	Norddeutsche Landesbank Girozentrale (1)
400,000	2.000%, 02/05/19	399,183
	Prudential Financial MTN
140,000	4.750%, 09/17/15	147,750
	Sabra Health Care REIT
125,000	5.375%, 06/01/23	128,594
	SLM MTN
300,000	6.000%, 01/25/17	327,750
	Societe Generale (1)
1,445,000	5.000%, 01/17/24	1,462,323
	Sparebank 1 Boligkreditt (1)
1,000,000	1.750%, 11/15/19	969,406
	Standard Chartered (1)
1,135,000	5.700%, 03/26/44	1,145,702
	Swedbank Hypotek (1)
205,000	2.375%, 04/05/17	212,115
	UBS (1)
440,000	2.250%, 03/30/17	453,227
	Voya Financial
500,000	5.500%, 07/15/22	567,526
	XL Group
225,000	5.750%, 10/01/21	261,868
		22,348,705
	Healthcare — 1.0%
	Boston Scientific
320,000	4.125%, 10/01/23	330,037
320,000	2.650%, 10/01/18	324,991
	Express Scripts Holding
305,000	6.125%, 11/15/41	370,341
	Humana
90,000	7.200%, 06/15/18	107,375
	WellPoint
465,000	4.650%, 01/15/43	471,207
		1,603,951
	Industrials — 1.4%
	Aircastle
240,000	6.750%, 04/15/17	270,000
	Caterpillar Financial Services MTN
185,000	1.375%, 05/20/14	185,084
140,000	1.100%, 05/29/15	141,207
	Cementos Pacasmayo SAA (1)
280,000	4.500%, 02/08/23	264,250
	General Electric
530,000	4.500%, 03/11/44	548,094
	Odebrecht Finance (1)
200,000	5.125%, 06/26/22	204,500
	Odebrecht Offshore Drilling Finance (1)
432,941	6.750%, 10/01/22	454,046
		2,067,181

The accompanying notes are an integral part of the financial statements.

18

Principal Amount ($)		Value $
	Information Technology — 0.4%
	Oracle
590,000	2.500%, 10/15/22	564,179
	Materials — 1.8%
	Agrium
135,000	3.150%, 10/01/22	129,744
	ArcelorMittal
180,000	4.250%, 02/25/15	184,050
	BHP Billiton Finance USA
225,000	5.000%, 09/30/43	244,176
	Eastman Chemical
90,000	4.800%, 09/01/42	91,444
	Glencore Funding LLC (1)
570,000	4.125%, 05/30/23	554,098
	LYB International Finance BV
735,000	4.875%, 03/15/44	757,179
	Rio Tinto Finance USA
230,000	3.500%, 03/22/22	232,641
550,000	2.250%, 12/14/18	553,947
		2,747,279
	Telecommunication Services — 0.8%
	Cogeco Cable (1)
290,000	4.875%, 05/01/20	292,537
	Rogers Communications
375,000	5.000%, 03/15/44	385,258
	United Business Media (1)
220,000	5.750%, 11/03/20	236,547
	Univision Communications (1)
180,000	7.875%, 11/01/20	198,675
	WPP Finance UK
160,000	8.000%, 09/15/14	164,232
		1,277,249
	Utilities — 1.8%
	Berkshire Hathaway Energy
185,000	5.750%, 04/01/18	211,492
	CMS Energy
270,000	4.875%, 03/01/44	281,260
	Electricite de France (1) (2)
460,000	5.221%, 01/29/49	470,580
	Mexico Generadora de Energia (1)
200,000	5.500%, 12/06/32	197,500
	Nevada Power, Series L
45,000	5.875%, 01/15/15	46,664
	Nisource Finance
170,000	4.800%, 02/15/44	167,715
	Verizon Communications
1,165,000	6.550%, 09/15/43	1,442,246
		2,817,457
	TOTAL CORPORATE OBLIGATIONS (Cost $44,740,090)	46,427,904

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 21.1%
	Federal Home Loan Mortgage Corporation — 5.7%
	FHLMC
1,188,130	4.500%, 12/15/38	172,169
530,000	4.000%, 06/15/25	571,195
599,537	4.000%, 09/15/30	635,106
577,732	3.500%, 08/15/25	601,151
498,332	3.500%, 07/15/32	516,334
1,925,461	3.500%, 05/15/41	2,019,395
534,872	3.000%, 06/15/25	539,007
10,138	0.588%, 11/25/28 (2)	10,024
	FHLMC Gold
44,613	5.000%, 05/01/18	47,380
217,251	4.500%, 10/01/24	232,219
490,068	4.500%, 12/01/40	528,653
226,858	3.000%, 01/01/43	222,061
	FHLMC IO REMIC
7	1181.124%, 01/15/22 (2)	149
1,825,981	6.448%, 06/15/39 (2)	167,788
2,655,303	6.448%, 11/15/40 (2)	309,440
798,281	3.000%, 05/15/32	101,924
651,853	2.126%, 06/15/15 (2)	10,524
	FHLMC REMIC (2)
536	13.621%, 07/15/33	532
1,955,000	5.217%, 02/15/33	1,607,320
428,735	5.217%, 03/15/43	327,901
		8,620,272
	Federal National Mortgage Association — 13.0%
	FNMA
134,479	6.166%, 09/01/36 (2)	146,949
1,000	6.000%, 12/01/28	1,119
19,518	6.000%, 10/01/29	22,084
133,136	5.500%, 11/01/34	147,639
432,872	5.500%, 10/01/35	482,583
587,505	5.500%, 07/01/38	650,665
111,032	5.000%, 10/01/29	124,486
205,334	4.500%, 10/01/40	220,960
138,413	4.500%, 07/01/41	148,942

The accompanying notes are an integral part of the financial statements.

19

Principal Amount ($)		Value $
245,535	4.500%, 09/01/41	264,198
285,353	4.500%, 10/01/41	306,832
1,055,000	4.000%, 04/25/33	1,110,331
352,121	4.000%, 05/25/37	375,830
218,092	4.000%, 10/01/41	226,957
1,119,453	4.000%, 03/01/42	1,175,274
458,388	4.000%, 03/01/44	481,103
892,020	4.000%, 04/01/44	935,965
265,913	3.500%, 04/01/32	276,786
560,771	3.500%, 11/25/41	583,461
311,949	3.252%, 06/01/42 (2)	322,970
1,183,998	3.000%, 11/25/32	196,532
520,302	3.000%, 08/25/42	527,542
492,942	3.000%, 01/25/43	498,245
1,206,031	3.000%, 04/01/43	1,178,639
138,495	3.000%, 05/01/43	135,563
457,395	3.000%, 06/01/43	447,723
165,854	3.000%, 07/01/43	162,092
810,841	3.000%, 08/01/43	793,087
	FNMA IO
135,136	5.000%, 07/01/18	9,738
205,928	5.000%, 07/01/18	13,805
183,915	5.000%, 07/01/18	13,084
	FNMA IO REMIC
273,572	5.500%, 01/25/19	19,325
275,846	5.500%, 12/25/26	19,255
	FNMA REMIC
370,833	5.769%, 11/25/42 (2)	279,988
326,342	5.769%, 01/25/43 (2)	272,429
86,660	5.218%, 12/25/42 (2)	66,294
78,134	5.000%, 07/25/37	83,819
230,318	3.538%, 10/25/42 (2)	185,062
	FNMA TBA
4,710,000	4.500%, 05/25/44	5,058,099
1,670,000	4.000%, 05/25/44	1,750,173
		19,715,628
	Government National Mortgage Association — 2.4%
	GNMA
20,398	7.000%, 09/15/23	23,510
1,660,022	6.548%, 07/20/43 (2)	365,022
65,800	6.000%, 12/15/38	73,653
2,240,682	5.948%, 02/20/44 (2)	400,913
115,497	5.500%, 02/20/34	130,646
64,725	5.500%, 01/15/37	72,740
174,345	5.000%, 05/20/30	193,210
165,424	5.000%, 12/20/43	182,291
80,188	4.500%, 07/20/41	87,302
87,376	4.000%, 03/20/42	92,550
3,525,566	1.385%, 02/16/54 (2)	296,035
	GNMA IO
28,645	4.500%, 11/20/32	379
148,437	4.500%, 06/20/33	3,376
454,591	4.500%, 12/16/37	33,447
492,569	1.141%, 06/16/54 (2)	36,350
5,023,152	1.046%, 01/16/53 (2)	399,639
5,133,181	1.021%, 03/16/47 (2)	346,408
2,720,402	0.964%, 08/16/52 (2)	175,278
3,012,471	0.955%, 12/16/51 (2)	218,811
2,422,225	0.752%, 01/16/54 (2)	163,572
4,333,076	0.701%, 12/16/53 (2)	271,849
		3,566,981
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $32,108,571)	31,902,881

	U.S. TREASURY OBLIGATIONS (4) — 16.7%
	United States Treasury Bill (3)
2,000,000	0.059%, 07/17/14	1,999,930
	United States Treasury Notes
810,000	3.625%, 08/15/43	835,945
1,095,000	2.750%, 11/15/23	1,107,148
2,975,000	2.750%, 02/15/24	3,001,263
3,485,000	2.500%, 08/15/23	3,458,183
185,000	2.250%, 04/30/21	185,210
380,000	1.625%, 04/30/19	379,005
290,000	1.500%, 08/31/18	290,362
372,200	1.500%, 02/28/19	369,845
2,060,000	1.375%, 06/30/18	2,057,827
310,000	1.375%, 09/30/18	308,329
415,000	1.250%, 10/31/18	409,942
470,000	0.750%, 03/15/17	469,174
210,000	0.625%, 10/15/16	209,975
7,915,000	0.625%, 04/30/18	7,698,883
2,300,000	0.375%, 06/30/15	2,306,514
215,000	0.375%, 01/15/16	215,294
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,187,702)	25,302,829

	ASSET-BACKED SECURITIES — 12.3%
	Accredited Mortgage Loan Trust, Series 3, Class 2A5 (2)
109,000	1.234%, 10/25/34	104,994

The accompanying notes are an integral part of the financial statements.

20

Principal Amount ($)		Value $
	American Credit Acceptance Receivables Trust, Series 1, Class A (1)
114,667	1.450%, 04/16/18	115,179
	American Credit Acceptance Receivables Trust, Series 2, Class A (1)
55,858	1.890%, 07/15/16	55,990
	American Credit Acceptance Receivables Trust, Series 3, Class A (1)
63,206	1.640%, 11/15/16	63,360
	American Express Credit Account Master Trust, Series 2013-1, Class A (2)
1,555,000	0.572%, 02/16/21	1,560,558
	AmeriCredit Automobile Receivables Trust, Series 2013-5, Class C
680,000	2.290%, 11/08/19	687,330
	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class C
505,000	2.150%, 03/09/20	505,715
	AmeriCredit Automobile Receivables Trust, Series 4, Class B
155,000	1.310%, 11/08/17	156,032
	AmeriCredit Automobile Receivables Trust, Series 5, Class B
180,000	1.120%, 11/08/17	180,798
	Barclays Dryrock Issuance Trust, Series 2014-1, Class A (2)
405,000	0.512%, 12/16/19	405,137
	CFC LLC, Series 2013-2A, Class A (1)
115,001	1.750%, 11/15/17	115,522
	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1
615,000	2.880%, 01/23/23	622,229
	CLI Funding LLC, Series 2013-2A (1)
241,150	3.220%, 06/18/28	240,651
	CLI Funding V LLC, Series 2013-1A (1)
200,625	2.830%, 03/18/28	197,657
	Credit-Based Asset Servicing and Securitization LLC, Series CB4, Class AF1
19,158	5.000%, 03/25/31	18,607
	Cronos Containers Program, Series 1A, Class A (1)
225,000	3.080%, 04/18/28	223,150
	Cronos Containers Program, Series 2012-2A, Class A (1)
441,875	3.810%, 09/18/27	444,200
	Discover Card Execution Note Trust, Series 2013-A5, Class A5
390,000	1.040%, 04/15/19	391,199
	DT Auto Owner Trust, Series 2014-1A, Class B (1)
405,000	1.430%, 03/15/18	404,657
	DT Auto Owner Trust, Series 2014-1A, Class C (1)
435,000	2.640%, 10/15/19	435,885
	DT Auto Owner Trust, Series 2014-2A, Class C (1)
460,000	2.770%, 01/15/20	460,531
	DT Auto Owner Trust, Series 2A, Class D (1)
250,000	4.350%, 03/15/19	255,815
	Exeter Automobile Receivables Trust, Series 2014-1A, Class A (1)
395,096	1.290%, 05/15/18	396,298
	Flagship Credit Auto Trust, Series 1, Class A (1)
388,382	1.320%, 04/16/18	389,228
	Flagship Credit Auto Trust, Series 2013-2, Class A (1)
301,836	1.940%, 01/15/19	303,107
	Flagship Credit Auto Trust, Series 2014-1, Class B (1)
160,000	2.550%, 02/18/20	160,222
	GE Capital Credit Card Master Note Trust, Series 2012-3, Class A (2)
100,000	0.602%, 03/15/20	99,719
	GE Capital Credit Card Master Note Trust, Series 2012-7, Class A
660,000	1.760%, 09/15/22	638,345
	Global Container Assets, Series 2013-1A, Class A1 (1)
1,235,877	2.200%, 11/05/28	1,232,504
	Global SC Finance, Series 1A, Class A (1)
1,215,000	2.980%, 04/17/28	1,205,954
	Golden Credit Card Trust, Series 2014-2A, Class A (1) (2)
385,000	0.685%, 03/15/21	385,191

The accompanying notes are an integral part of the financial statements.

21

Principal Amount ($)		Value $
	Hertz Fleet Lease Funding, Series 2013-3, Class A (1) (2)
420,000	0.704%, 12/10/27	421,002
	Lambda Finance, Series 1A, Class A3 (1) (2)
697	0.385%, 09/20/31	699
	Lambda Finance, Series 1X, Class A3 (2) (5)
274	0.385%, 09/20/31	274
	OnDeck Asset Securitization Trust, Series 2014-1A, Class A (1) (6)
520,000	3.150%, 05/17/18	519,893
	OneMain Financial Issuance Trust, Series 2014-1A, Class A (1)
865,000	2.430%, 06/18/24	864,983
	Park Place Securities, Series WHQ4, Class A2D (2)
48,943	0.524%, 09/25/35	48,498
	Prestige Auto Receivables Trust, Series 2014-1A, Class B (1)
310,000	1.910%, 04/15/20	309,333
	Santander Drive Auto Receivables Trust, Series 2013-3, Class C
225,000	1.810%, 04/15/19	226,063
	Santander Drive Auto Receivables Trust, Series 2013-5, Class C
825,000	2.219%, 06/17/19	837,411
	Santander Drive Auto Receivables Trust, Series 2014-1, Class C
815,000	2.360%, 03/16/20	827,379
	Santander Drive Auto Receivables Trust, Series 2014-2, Class C
505,000	2.330%, 11/15/19	505,680
	TAL Advantage V LLC, Series 2013-2A, Class A (1)
718,750	3.550%, 11/20/38	726,822
	TAL Advantage V LLC, Series 2014-1A, Class A (1)
716,850	3.510%, 02/22/39	718,063
	Wheels SPV LLC, Series 1, Class A2 (1)
131,329	1.190%, 03/20/21	131,705
	TOTAL ASSET-BACKED SECURITIES (Cost $18,534,461)	18,593,569

	COLLATERALIZED MORTGAGE OBLIGATIONS — 8.5%
	Aire Valley Mortgages, Series 1A, Class 2A1 (1) (2)
357,015	0.475%, 09/20/66	346,580
	Aire Valley Mortgages, Series 2006-1A, Class 1A (1) (2)
270,145	0.455%, 09/20/66	262,883
	Auburn Securities, Series 3, Class A2 (2) (5) (7)
67,040	1.137%, 11/01/39	112,759
	Auburn Securities, Series 4, Class A2 (2) (5) (7)
233,293	0.887%, 10/01/41	386,248
	Auburn Securities, Series 5, Class A2 (2) (5) (7)
172,924	0.807%, 12/01/41	284,663
	Brunel Residential Mortgage Securitisation, Series 1A, Class A4C (1) (2)
382,075	0.427%, 01/13/39	378,089
	Credit Suisse First Boston Mortgage Securities, Series 2004-AR3, Class 3A1 (2)
21,335	2.107%, 04/25/34	21,369
	E-MAC Program, Series NL3A, Class A1 (1) (2)
1,195,431	0.314%, 07/25/47	1,149,261
	Eurosail, Series 2006-2X, Class A2C (2) (5) (7)
247,555	0.685%, 12/15/44	405,092
	Eurosail, Series 2006-3X, Class A3A (2) (5) (8)
164,909	0.457%, 09/10/44	223,898
	FHLMC Multifamily Structured Pass-Through Securities (2)
2,782,983	1.200%, 01/25/24	216,043
	FREMF Mortgage Trust, Series K18, Class B (1) (2)
115,000	4.410%, 01/25/45	118,336
	FREMF Mortgage Trust, Series K22, Class B (1) (2)
175,000	3.812%, 08/25/45	172,080
	FREMF Mortgage Trust, Series K22, Class C (1) (2)
215,000	3.812%, 08/25/45	200,419
	FREMF Mortgage Trust, Series K25, Class B (1) (2)
165,000	3.743%, 11/25/45	160,652

The accompanying notes are an integral part of the financial statements.

22

Principal Amount ($)		Value $
	FREMF Mortgage Trust, Series K36, Class B (1) (2)
360,000	4.501%, 10/25/23	366,257
	FREMF Mortgage Trust, Series K37, Class B (1) (2)
205,000	4.713%, 01/25/47	211,126
	FREMF Mortgage Trust, Series K706, Class B (1) (2)
495,000	4.163%, 11/25/44	516,031
	FREMF Mortgage Trust, Series K711, Class B (1) (2)
180,000	3.684%, 08/25/45	182,548
	FREMF Mortgage Trust, Series K712, Class B (1) (2)
340,000	3.483%, 05/25/45	339,117
	FREMF Mortgage Trust, Series KF01, Class B (1) (2)
1,470,000	2.768%, 10/25/44	1,504,789
	FREMF Mortgage Trust, Series KF02, Class B (1)
875,128	3.200%, 12/25/45	896,260
	GMAC Mortgage Loan Trust, Series AR1, Class A5 (2)
225,317	3.356%, 10/19/33	223,914
	Granite Master Issuer, Series 2006-1X, Class M3 (2) (5) (7)
167,000	1.084%, 12/20/54	272,840
	Impac CMB Trust, Series 2004-10, Class 4A1 (2)
38,021	0.894%, 03/25/35	38,293
	Impac Secured Assets CMN Owner Trust, Series 1, Class 2A2 (2)
165,413	0.564%, 05/25/36	161,727
	Impac Secured Assets CMN Owner Trust, Series 2, Class 2A2 (2)
25,552	0.584%, 08/25/36	25,146
	Mansard Mortgages, Series 2006-1X, Class A2 (2) (5) (7)
8,363	0.725%, 10/15/48	13,615
	Marble Arch Residential Securitisation No. 4, Series 2006-4X, Class A3C (2) (5) (7)
116,541	0.703%, 03/20/40	194,383
	Money Partners Securities 3, Series 2006-3X, Class A2B (2) (8)
105,867	0.704%, 09/14/39	145,177
	Money Partners Securities 4, Series 2006-4X, Class A1A (2) (5) (7)
320,184	0.715%, 03/15/40	532,706
	Opteum Mortgage Acceptance, Series 3, Class APT (2)
212,296	0.444%, 07/25/35	204,388
	Paragon Mortgages, Series 16, Class A (2) (7)
81,821	3.275%, 04/15/39	139,555
	Paragon Mortgages No. 9, Series 2005-9X, Class AA (2) (5) (7)
128,383	0.884%, 05/15/41	206,916
	Preferred Residential Securities, Series 8X, Class A1A2 (2) (5) (7)
83,231	0.765%, 12/15/42	137,027
	Residential Mortgage Securities, Series 20X, Class A2A (2) (5) (7)
108,273	0.781%, 08/10/38	179,716
	Residential Mortgage Securities, Series 22X, Class A3A (2) (5) (7)
301,290	0.882%, 11/14/39	496,570
	RMAC, Series 2003-NS3X, Class A3 (2) (5) (7)
176,919	1.421%, 12/12/35	295,144
	Southern Pacific Financing, Series 2005-B, Class A (2) (5) (7)
72,319	0.701%, 06/10/43	117,565
	Southern Pacific Financing, Series 2006-A, Class A (2) (5) (7)
85,804	0.681%, 03/10/44	138,660
	Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M1 (2)
400,000	1.004%, 04/25/24	400,652
	Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 (2)
387,147	2.251%, 04/25/45	388,818
	Wells Fargo Mortgage-Backed Securities Trust, Series 16, Class A5
136,467	5.000%, 11/25/36	141,594
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,415,406)	12,908,906

	MUNICIPAL BONDS — 4.0%
	California — 0.5%
	State GO
405,000	5.000%, 02/01/43	436,145

The accompanying notes are an integral part of the financial statements.

23

Principal Amount ($)		Value $
	University of California RB, Series AI
235,000	5.000%, 05/15/38	258,291
		694,436
	Florida — 2.0%
	Hurricane Catastrophe Fund Finance RB, Series A
1,035,000	2.995%, 07/01/20	1,036,604
	Miami-Dade County Transit System RB
1,080,000	5.000%, 07/01/42	1,153,796
	Orlando-Orange County Expressway Authority RB
740,000	5.000%, 07/01/35	795,123
		2,985,523
	Georgia — 0.1%
	Municipal Electric Authority of Georgia RB
155,000	6.637%, 04/01/57	178,881
	Illinois — 0.2%
	Chicago O’Hare International Airport RB, Series D
295,000	5.000%, 01/01/44	307,626
	New York — 0.5%
	Metropolitan Transportation Authority RB, Series E
75,000	6.814%, 11/15/40	98,174
200,000	5.000%, 11/15/43	212,616
	State Thruway Authority RB, Series J
405,000	5.000%, 01/01/41	434,468
		745,258
	Ohio — 0.2%
	American Municipal Power RB
165,000	5.000%, 02/15/42	173,336
	American Municipal Power RB, Series B
40,000	8.084%, 02/15/50	59,012
	State Turnpike Commission RB
85,000	5.250%, 02/15/39	93,333
		325,681
	Pennsylvania — 0.4%
	Philadelphia Authority for Industrial Development RB
350,000	3.964%, 04/15/26	338,730
	State Turnpike Commission RB, Series C
270,000	5.000%, 12/01/43	287,331
		626,061
	Utah — 0.1%
	State GO, Series B
170,000	3.539%, 07/01/25	174,274
	TOTAL MUNICIPAL BONDS (Cost $5,799,468)	6,037,740

	SOVEREIGN GOVERNMENTS — 3.1%
	Colombia Government International Bond
700,000	5.625%, 02/26/44	749,000
	Ecuador Government International Bond (1)
205,000	9.375%, 12/15/15	220,119
	Mexican Bonos (9)
17,315,000	8.000%, 06/11/20	1,497,386
	Morocco Government International Bond (1)
200,000	5.500%, 12/11/42	188,000
	Panama Government International Bond
585,000	7.125%, 01/29/26	737,100
	Poland Government International Bond
1,025,000	4.000%, 01/22/24	1,038,838
	Province of Manitoba Canada
185,000	9.625%, 12/01/18	239,236
	TOTAL SOVEREIGN GOVERNMENTS (Cost $4,527,604)	4,669,679

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 2.4%
	Commercial Mortgage Trust, Series BBG, Class A (1) (2)
295,000	0.952%, 03/15/17	295,578
	Commercial Mortgage Trust, Series TWC, Class A (1) (2)
355,000	1.005%, 02/13/32	355,114
	Extended Stay America Trust, Series ESH7, Class A27 (1)
240,000	2.958%, 12/05/31	240,456
	Extended Stay America Trust, Series ESH7, Class B7 (1)
240,000	3.604%, 12/05/31	241,861

The accompanying notes are an integral part of the financial statements.

24

Principal Amount ($)		Value $
	GP Portfolio Trust, Series GPP, Class A (1) (2)
670,000	1.102%, 02/15/27	671,077
	Hilton USA Trust, Series HLF, Class AFL (1) (2)
305,000	1.153%, 11/05/30	305,414
	JPMorgan Chase Commercial Mortgage Securities, Series FBLU, Class A (1) (2)
675,000	1.103%, 12/15/28	675,594
	LCP Proudreed, Series 1, Class A (2) (5) (7)
161,387	0.783%, 08/25/16	272,431
	LSTAR Commercial Mortgage Trust, Series 1, Class B (1) (2)
110,000	5.400%, 06/25/43	113,523
	SCG Trust, Series SRP1, Class A (1) (2)
220,000	1.552%, 11/15/26	220,698
	Talisman-7 Finance, Series 7, Class A (2) (5) (8)
176,041	0.482%, 04/22/17	243,766
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $3,585,168)	3,635,512

	U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.0%
	FNMA
895,000	2.630%, 10/10/24	842,753
	Tennessee Valley Authority
760,000	3.500%, 12/15/42	669,264
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $1,565,186)	1,512,017
	TOTAL INVESTMENTS — 99.7% (Cost $148,463,656)	150,991,037
	OTHER ASSETS LESS LIABILITIES — 0.3%	386,959
	NET ASSETS — 100%	$151,377,996

(1)    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2014, the value of these securities amounted to $34,045,529, representing 22.5% of the net assets of the Fund.

(2)    Variable Rate Security — Rate disclosed is as of April 30, 2014.

(3)    Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(4)    Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(5)    Security exempt from registration under Reg S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2014, the value of these securities amounted to $4,514,273, representing 3.0% of the net assets of the Fund.

(6)    Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(7)    Denominated in GBP.

(8)    Denominated in EUR.

(9)    Denominated in MXP.

The accompanying notes are an integral part of the financial statements.

25

The open futures contracts held by the Fund at April 30, 2014, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
90-Day Euro$	(1)	Dec-2014	$(640)
90-Day Euro$	(1)	Mar-2015	(352)
90-Day Euro$	(1)	Jun-2015	(952)
90-Day Euro$	(1)	Sep-2015	(1,652)
90-Day Euro$	(1)	Dec-2015	(1,677)
90-Day Euro$	(1)	Mar-2016	(1,690)
90-Day Euro$	(1)	Jun-2016	(1,690)
90-Day Euro$	(1)	Sep-2016	(1,490)
Canadian 10-Year Bond	15	Jun-2014	20,025
U.S. 2-Year Treasury Note	108	Jun-2014	(1,774)
U.S. 5-Year Treasury Note	(209)	Jul-2014	42,534
U.S. 10-Year Treasury Note	36	Jun-2014	21,971
U.S. Long Treasury Bond	(5)	Jun-2014	(321)
U.S. Ultra Long Treasury Bond	(2)	Jun-2014	(7,263)
			$65,029

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	5/15/14	GBP	2,550,442	USD	4,266,412	$(39,221)
JPMorgan Securities	5/15/14	EUR	646,764	USD	898,189	934
						$(38,287)

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

LLC — Limited Liability Corporation

LP — Limited Partnership

MTN — Medium Term Note

MXP — Mexican Peso

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

REIT — Real Estate Investment Trust

TBA — To Be Announced

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

26

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$46,427,904	$—	$46,427,904
U.S. Government Mortgage-Backed Obligations	—	31,902,881	—	31,902,881
U.S. Treasury Obligations	—	25,302,829	—	25,302,829
Asset-Backed Securities	—	18,593,569	—	18,593,569
Collateralized Mortgage Obligations	—	12,908,906	—	12,908,906
Municipal Bonds	—	6,037,740	—	6,037,740
Sovereign Governments	—	4,669,679	—	4,669,679
Commercial Mortgage-Backed Obligations	—	3,635,512	—	3,635,512
U.S. Government & Agency Obligations	—	1,512,017	—	1,512,017
Total Investments in Securities	$—	$150,991,037	$—	$150,991,037

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$84,530	$—	$—	$84,530
Futures — Unrealized Depreciation	(19,501)	—	—	(19,501)
Forwards — Unrealized Appreciation	—	934	—	934
Forwards — Unrealized Depreciation	—	(39,221)	—	(39,221)
Total Other Financial Instruments	$65,029	$(38,287)	$—	$26,742

(1)      There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

27

Schroder Broad Tax-Aware Value Bond Fund

Schedule of Investments

April 30, 2014 (unaudited)

Principal Amount ($)		Value $
	MUNICIPAL BONDS — 92.5%
	Alaska — 0.9%
	State Municipal Bond Bank Authority RB
800,000	5.000%, 08/01/42	871,648
	Arizona — 3.7%
	Salt River Project Agricultural Improvement & Power District RB, Series A
2,360,000	5.000%, 01/01/39	2,598,100
	Scottsdale Municipal Property RB
100,000	5.000%, 07/01/30	119,704
600,000	5.000%, 07/01/34	715,518
		3,433,322
	California — 31.0%
	Bay Area Toll Authority RB, Series S-4
2,515,000	5.000%, 04/01/43	2,698,142
	Desert Sands Unified School District GO, AMBAC
60,000	5.000%, 06/01/16 (1)	65,796
40,000	5.000%, 06/01/27	43,398
	East Side Union High School District GO, Series B, NATL
20,000	5.250%, 02/01/24	23,409
	Escondido Union High School District GO, Series C (2)
2,000,000	7.283%, 08/01/41	517,860
13,900,000	7.181%, 08/01/51	2,107,101
1,500,000	7.051%, 08/01/46	299,325
	Hacienda La Puente Unified School District GO, NATL
50,000	5.000%, 08/01/19	58,488
	Imperial Irrigation District RB
400,000	5.125%, 11/01/38	435,008
	Los Angeles Department of Water & Power RB, Series A
75,000	5.000%, 07/01/39	80,966
	Los Angeles Department of Water & Power RB, Series Sub A-1, AMBAC
30,000	5.000%, 07/01/39	33,061
	Los Angeles Unified School District GO, Series I
60,000	5.000%, 07/01/19	71,096
	Los Angeles Unified School District GO, Series KRY
390,000	5.000%, 07/01/22	457,958
	Merced Union High School District GO, Series C (2)
1,000,000	6.972%, 08/01/34	367,810
	Metropolitan Water District of Southern California RB, Series A, NATL
120,000	5.750%, 07/01/21	143,365
	Metropolitan Water District of Southern California RB, Series B
345,000	5.000%, 07/01/20	415,335
	Moreno Valley Unified School District GO, NATL (2)
4,675,000	5.102%, 08/01/25	2,851,890
	Murrieta Valley Unified School District Public Financing Authority GO, Series A, NATL (2)
315,000	5.384%, 09/01/20	266,099
	North Orange County Community College District GO, Series B, NATL (2)
200,000	6.581%, 08/01/28	116,140
	Rialto Unified School District GO, Series A, AGM (2)
300,000	6.536%, 08/01/29	152,991
	Riverside County Transportation Commission RB, Series A
345,000	5.250%, 06/01/39	389,912
	Sacramento Municipal Utility District RB, Series A
2,580,000	5.000%, 08/15/41	2,790,915
	San Diego Community College District GO
1,075,000	5.000%, 08/01/43	1,184,478
	San Diego County Regional Transportation Commission RB, Series A
2,005,000	5.000%, 04/01/42	2,186,773
	San Diego Unified School District GO, Series C (2)
890,000	6.916%, 07/01/38	273,622
3,445,000	6.916%, 07/01/42	850,054
1,525,000	6.916%, 07/01/45	319,289
1,290,000	6.891%, 07/01/43	301,150
	San Diego Unified School District GO, Series E (2)
2,000,000	5.635%, 07/01/36	688,280
	San Francisco City & County Public Utilities Commission Water RB, Series Sub A
295,000	5.000%, 11/01/41	325,583

The accompanying notes are an integral part of the financial statements.

28

Principal Amount ($)		Value $
	San Francisco City & County Public Utilities Commission Water RB, Series Sub C
1,300,000	5.000%, 11/01/41	1,434,771
	San Joaquin County Transportation Authority RB, Series A
315,000	6.000%, 03/01/36	380,737
65,000	5.000%, 03/01/20	76,633
180,000	5.000%, 03/01/21	213,232
140,000	4.000%, 03/01/19	155,971
	Santa Barbara Secondary High School District GO, Series A (2)
630,000	5.890%, 08/01/40	173,086
	Santa Barbara Unified School District GO, Series C, AGM
200,000	4.750%, 08/01/30	208,194
	State Educational Facilities Authority RB
875,000	5.250%, 04/01/40	1,134,481
	State Educational Facilities Authority RB, Series T-1
1,745,000	5.000%, 03/15/39	2,187,375
	State GO
500,000	6.000%, 11/01/39	597,680
	University of California RB, Series AI
525,000	5.000%, 05/15/38	577,033
	University of California RB, Series O
1,000,000	5.250%, 05/15/39	1,138,620
		28,793,107
	Connecticut — 0.4%
	State Health & Educational Facility Authority RB, Series A-2
320,000	5.000%, 07/01/40	352,822
	District of Columbia — 0.3%
	Water & Sewer Authority RB, Series A
230,000	5.000%, 10/01/44	248,460
	Florida — 4.3%
	Miami-Dade County Transit System Sales Surtax RB
1,840,000	5.000%, 07/01/42	1,965,727
	Miami-Dade County Water & Sewer System RB, Series A
1,945,000	5.000%, 10/01/42	2,051,508
		4,017,235
	Georgia — 1.4%
	Metropolitan Atlanta Rapid Transit Authority RB, Series A, NATL
420,000	5.250%, 07/01/29	500,438
	State GO, Series I
575,000	5.000%, 07/01/20	689,977
	State Road & Tollway Authority RB, Series B
75,000	5.000%, 10/01/21	90,845
		1,281,260
	Illinois — 3.2%
	Chicago Emergency Telephone System GO, NATL
135,000	5.250%, 01/01/20	153,970
	Chicago Wastewater Transmission RB, Series B, NATL
125,000	5.000%, 01/01/17	137,163
	Metropolitan Pier & Exposition Authority RB (2)
7,055,000	6.042%, 12/15/51	844,342
	Metropolitan Pier & Exposition Authority RB, NATL (2)
5,000	3.016%, 06/15/16 (3)	4,949
20,000	2.949%, 06/15/16	19,533
	Metropolitan Pier & Exposition Authority RB, Series A, NATL (2)
770,000	7.110%, 12/15/17	725,463
80,000	5.323%, 06/15/20	67,338
	Metropolitan Pier & Exposition Authority RB, Series B, AGM
1,445,000	7.138%, 06/15/46 (2)	252,861
330,000	5.000%, 06/15/50	336,686
	Metropolitan Water Reclamation District of Greater Chicago GO, Series C
390,000	5.250%, 12/01/32	463,145
		3,005,450
	Indiana — 0.3%
	State Finance Authority RB, Series A
225,000	5.000%, 12/01/19	266,463
	Louisiana — 0.4%
	State Gasoline & Fuels Tax RB, Series B
375,000	5.000%, 05/01/45	398,539

The accompanying notes are an integral part of the financial statements.

29

Principal Amount ($)		Value $
	Massachusetts — 4.0%
	State Bay Transportation Authority RB, Series A
465,000	5.250%, 07/01/30	566,100
45,000	5.250%, 07/01/31	54,770
	State GO, Series B, AGM
250,000	5.250%, 09/01/24	311,837
	State GO, Series B, NATL
155,000	5.250%, 08/01/22	190,695
	State Health & Educational Facilities Authority RB, Series K
165,000	5.500%, 07/01/32	218,326
	State School Building Authority RB, Series B
2,170,000	5.000%, 10/15/41	2,362,696
		3,704,424
	Michigan — 0.1%
	Taylor GO, NATL
75,000	5.000%, 09/01/16	80,684
	Minnesota — 0.7%
	University of Minnesota RB, Series A
290,000	5.000%, 12/01/18	339,895
255,000	5.000%, 12/01/19	303,623
		643,518
	Missouri — 4.6%
	Cass County GO
350,000	4.000%, 09/01/22	389,109
	Columbia School District GO
435,000	4.000%, 03/01/20	494,386
	Jackson County RB, AMBAC
245,000	5.000%, 12/01/17	267,452
	Kansas City Metropolitan Community Colleges Building RB, Series Junior College, NATL
250,000	4.250%, 07/01/16	269,863
	Ritenour Consolidated School District GO, Series A
75,000	5.000%, 03/01/18	86,315
	Saint Charles GO (1)
10,000	4.050%, 03/01/15	10,322
	Saint Louis Board of Education GO, Series A, NATL
40,000	5.000%, 04/01/15 (3)	41,778
60,000	5.000%, 04/01/15	62,627
	Saint Louis County Reorganized School District No. R-6 GO, Series B
250,000	4.000%, 02/01/19	275,247
	Saint Louis School District GO
710,000	5.000%, 04/01/19	816,081
	Springfield Public Utility RB, NATL
250,000	5.000%, 08/01/18	274,813
710,000	4.750%, 08/01/25	773,666
	State Highway & Transportation Commission RB
230,000	5.000%, 05/01/17	259,658
	State Highway & Transportation Commission RB, Series Senior Lien
250,000	5.000%, 02/01/19	293,792
		4,315,109
	New Jersey — 6.9%
	Garden State Preservation Trust RB, Series A, AGM
1,635,000	5.750%, 11/01/28	2,078,821
	State Transportation Trust Fund Authority RB, Series A
550,000	5.750%, 06/15/20	663,520
	State Transportation Trust Fund Authority RB, Series A, AGM
685,000	5.500%, 12/15/22	832,679
	State Transportation Trust Fund Authority RB, Series B, AMBAC
100,000	5.250%, 12/15/22	119,391
	State Transportation Trust Fund Authority RB, Series D
65,000	5.000%, 12/15/23	76,310
	State Turnpike Authority RB, Series A
2,500,000	5.000%, 01/01/43	2,663,650
		6,434,371
	New Mexico — 0.8%
	State Finance Authority RB
600,000	5.000%, 06/15/20	714,978
	New York — 12.1%
	Metropolitan Transportation Authority RB, Series E
2,515,000	5.000%, 11/15/43	2,673,646
	Metropolitan Transportation Authority RB, Series Sub B-1
610,000	5.000%, 11/15/21	724,430
	New York City Municipal Water Finance Authority RB
1,000,000	5.375%, 06/15/43	1,134,110
	New York City Municipal Water Finance Authority RB, Series BB
465,000	5.000%, 06/15/27	531,300

The accompanying notes are an integral part of the financial statements.

30

Principal Amount ($)		Value $
	New York City Transitional Finance Authority RB
315,000	5.000%, 02/01/21	375,291
	New York City Transitional Finance Authority RB, Series Sub E
970,000	4.500%, 11/01/19	1,125,510
	New York City Transitional Finance Authority RB, Series Sub F-1
1,565,000	5.000%, 02/01/34	1,738,089
	State Dormitory Authority RB, Series C
2,470,000	5.000%, 03/15/41	2,652,385
	State Environmental Facilities RB, Series B
200,000	5.000%, 06/15/17	227,256
	Triborough Bridge & Tunnel Authority RB, Series B (3)
50,000	5.000%, 01/01/20	58,144
		11,240,161
	North Carolina — 1.3%
	Raleigh Combined Enterprise System RB
70,000	5.000%, 03/01/20	83,276
50,000	5.000%, 03/01/21	60,060
	Wake County GO, Series C
875,000	5.000%, 03/01/24	1,083,058
		1,226,394
	Ohio — 6.5%
	American Municipal Power RB, Series B
2,500,000	5.000%, 02/15/42	2,618,050
	Cincinnati City School District GO, NATL
340,000	5.250%, 12/01/21	410,145
	State Turnpike Commission RB, Series A-2 (2)
1,395,000	6.510%, 02/15/41	365,713
1,680,000	6.350%, 02/15/38	522,463
2,355,000	6.330%, 02/15/37	770,956
2,500,000	5.853%, 02/15/36	863,175
	State University RB, Series D (3)
140,000	5.000%, 12/01/21	167,923
115,000	5.000%, 12/01/30	139,414
125,000	5.000%, 12/01/31	151,203
		6,009,042
	South Carolina — 0.1%
	Charleston Water & Sewer System RB
75,000	5.000%, 01/01/41	81,637
	Tennessee — 0.4%
	Johnson City GO
250,000	4.500%, 06/01/21	281,328
	Lincoln County GO, NATL
25,000	5.250%, 04/01/18	28,736
	Putnam County GO, NATL
30,000	5.250%, 04/01/17	33,901
		343,965
	Texas — 8.5%
	Conroe Independent School District GO, PSF-GTD
235,000	5.000%, 02/15/20	277,265
	Dallas Area Rapid Transit RB, Series Senior Lien, AMBAC
210,000	5.250%, 12/01/30	259,239
	Fort Bend Independent School District GO, PSF-GTD
100,000	4.750%, 08/15/34	110,600
	Frisco Independent School District GO, PSF-GTD
370,000	5.000%, 08/15/41	410,711
	Frisco Independent School District GO, Series A, PSF-GTD
125,000	5.000%, 08/15/26	139,815
	Grand Parkway Transportation RB, Series Sub B
2,890,000	5.250%, 10/01/51	3,109,987
	Harris County Flood Control District RB, Series A
45,000	5.000%, 10/01/24	52,452
	Harris County GO, Series B
100,000	5.000%, 10/01/18	117,059
	Harris County RB, Series C
330,000	5.000%, 08/15/40	355,522
	Houston Utility System RB, AGM
20,000	5.000%, 11/15/16	22,290
	Lower Colorado River Authority RB
460,000	5.000%, 05/15/22	523,692

The accompanying notes are an integral part of the financial statements.

31

Principal Amount ($)		Value $
	North East Independent School District GO, PSF-GTD
100,000	5.250%, 02/01/27	126,456
	North Texas Tollway Authority RB, Series A
5,000	6.100%, 01/01/28	5,805
845,000	6.000%, 01/01/28	977,369
	Permanent University Fund RB, Series B
480,000	5.250%, 07/01/28	604,853
	University of Texas System RB, Series B
705,000	5.000%, 08/15/22	859,261
		7,952,376
	Washington — 0.6%
	King County Sewer Revenue RB
290,000	5.000%, 01/01/39	315,094
	Snohomish County School District No. 15 Edmonds GO
250,000	4.000%, 12/01/16	272,802
		587,896
	TOTAL MUNICIPAL BONDS (Cost $79,786,611)	86,002,861

	CORPORATE OBLIGATIONS — 5.5%
	Financials — 5.3%
	Aflac
730,000	6.450%, 08/15/40	924,719
	Bank of America
1,565,000	6.000%, 10/15/36	1,888,050
	Citigroup
1,430,000	8.125%, 07/15/39	2,105,182
8,000	6.875%, 06/01/25	9,632
		4,927,583
	Healthcare — 0.0%
	UnitedHealth Group
40,000	6.875%, 02/15/38	53,882
	Telecommunication Services — 0.2%
	Verizon Communications
116,000	7.350%, 04/01/39	152,854
	TOTAL CORPORATE OBLIGATIONS (Cost $4,043,124)	5,134,319
	TOTAL INVESTMENTS — 98.0% (Cost $83,829,735)	91,137,180
	OTHER ASSETS LESS LIABILITIES — 2.0%	1,875,992
	NET ASSETS — 100%	$93,013,172

(1)    Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(2)    Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(3)    Escrowed to Maturity.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Public School Fund Guaranteed

RB — Revenue Bond

The accompanying notes are an integral part of the financial statements.

32

Schedule of Investments (concluded)

April 30, 2014 (unaudited)

The following is a summary of the inputs used as of April 30, 2014,  in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$86,002,861	$—	$86,002,861
Corporate Obligations	—	5,134,319	—	5,134,319
Total Investments in Securities	$—	$91,137,180	$—	$91,137,180

(1)      There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

33

Schroder Long Duration Investment-Grade Bond Fund

Schedule of Investments

April 30, 2014 (unaudited)

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS — 54.2%
	Consumer Staples — 5.6%
	Altria Group
246,000	9.950%, 11/10/38	402,654
388,000	5.375%, 01/31/44	417,519
	Kraft Foods Group
405,000	6.500%, 02/09/40	513,508
	Lorillard Tobacco
285,000	8.125%, 05/01/40	374,528
	Mondelez International
66,000	6.500%, 02/09/40	84,386
	Wal-Mart Stores
425,000	4.300%, 04/22/44	424,589
		2,217,184
	Energy — 2.1%
	TransCanada PipeLines
340,000	7.625%, 01/15/39	489,805
255,000	6.200%, 10/15/37	315,441
		805,246
	Financials — 32.3%
	Aflac
285,000	6.900%, 12/17/39	380,107
814,000	6.450%, 08/15/40	1,031,125
	Bank of America
851,000	6.000%, 10/15/36	1,026,665
	Citigroup
710,000	8.125%, 07/15/39	1,045,230
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
510,000	5.750%, 12/01/43	571,645
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA MTN
483,000	5.250%, 05/24/41	534,837
	General Electric Capital MTN
809,000	6.875%, 01/10/39	1,088,246
	HSBC Bank USA
950,000	7.000%, 01/15/39	1,246,095
	JPMorgan Chase
732,000	5.600%, 07/15/41	841,669
	McGraw-Hill
456,000	6.550%, 11/15/37	463,931
	MetLife
983,000	5.875%, 02/06/41	1,192,707
	Prudential Financial MTN
861,000	6.200%, 11/15/40	1,069,970
30,000	5.625%, 05/12/41	34,801
	Standard Chartered (1)
1,028,000	5.700%, 03/26/44	1,037,693
	Wells Fargo
989,000	5.606%, 01/15/44	1,106,601
		12,671,322
	Industrials — 0.7%
	Koninklijke Philips Electronics
213,000	6.875%, 03/11/38	284,388
	Information Technology — 0.4%
	Apple
171,000	3.850%, 05/04/43	156,050
	Materials — 7.7%
	Barrick North America Finance
557,000	5.700%, 05/30/41	557,303
	BHP Billiton Finance USA
173,000	5.000%, 09/30/43	187,744
	Dow Chemical
272,000	9.400%, 05/15/39	439,831
	International Paper
142,000	8.700%, 06/15/38	210,214
	Rio Tinto Finance USA
662,000	5.200%, 11/02/40	720,784
275,000	4.125%, 08/21/42	255,841
	Xstrata Finance Canada (1)
626,000	6.000%, 11/15/41	661,318
		3,033,035
	Telecommunication Services — 4.4%
	Deutsche Telekom International Finance BV (1)
550,000	4.875%, 03/06/42	566,936
	Telefonica Emisiones SAU
217,000	7.045%, 06/20/36	271,887
	Verizon Communications
317,000	7.350%, 04/01/39	417,711
391,000	6.550%, 09/15/43	484,050
		1,740,584
	Utilities — 1.0%
	Sempra Energy
319,000	6.000%, 10/15/39	387,430
	TOTAL CORPORATE OBLIGATIONS (Cost $18,481,613)	21,295,239

The accompanying notes are an integral part of the financial statements.

34

Principal Amount ($)		Value $
	TAX-EXEMPT MUNICIPAL BONDS — 25.1%
	California — 9.1%
	Bay Area Toll Authority RB, Series S-4
110,000	5.125%, 04/01/48	117,707
325,000	5.000%, 04/01/43	348,666
	Escondido Union High School District GO, Series C (2)
2,000,000	7.390%, 08/01/41	517,860
55,000	5.357%, 08/01/46	10,975
	Los Angeles Department of Water & Power RB, Series B
535,000	5.000%, 07/01/43	581,399
	Placentia-Yorba Linda Unified School District GO, Series D (2)
150,000	6.221%, 08/01/42	36,471
	San Bernardino Community College District GO, Series B (2)
100,000	7.871%, 08/01/48	16,351
	Santa Barbara Secondary High School District GO, Series A (2)
210,000	6.630%, 08/01/40	57,695
	Santa Barbara Unified School District GO, Series A (2)
90,000	6.572%, 08/01/41	23,044
	Southwestern Community College District GO, Series C (2)
1,030,000	6.625%, 08/01/46	204,630
	State Educational Facilities Authority RB
680,000	5.250%, 04/01/40	881,654
	State GO
515,000	5.000%, 02/01/43	555,052
	University of California RB, Series AI
100,000	5.000%, 05/15/38	109,911
	Westside Union School District GO, Series B (2)
420,000	6.003%, 08/01/40	113,114
60,000	5.541%, 08/01/45	12,396
		3,586,925
	District of Columbia — 2.2%
	Water & Sewer Authority RB, Series A
780,000	5.000%, 10/01/44	842,603
	Florida — 1.6%
	Miami-Dade County Transit System Sales Surtax RB
190,000	5.000%, 07/01/42	202,983
	Miami-Dade County Water & Sewer System RB, Series A
395,000	5.000%, 10/01/42	416,630
		619,613
	Illinois — 0.5%
	Cook County Community College District No. 508 GO
75,000	5.250%, 12/01/43	79,819
	Metropolitan Pier & Exposition Authority RB, Series B, AGM (2)
330,000	6.743%, 06/15/47	53,651
25,000	6.204%, 06/15/45	4,675
295,000	6.088%, 06/15/46	51,622
		189,767
	Nebraska — 0.8%
	Omaha Public Power District RB, Series A
285,000	5.000%, 02/01/42	309,957
	New York — 6.9%
	Metropolitan Transportation Authority RB, Series A-1
230,000	5.250%, 11/15/39	252,614
	Metropolitan Transportation Authority RB, Series E
625,000	5.000%, 11/15/43	664,425
	New York City Transitional Finance Authority Future Tax Secured Revenue RB, Series A-1
485,000	5.000%, 11/01/38	534,310
	New York City Transitional Finance Authority Future Tax Secured Revenue RB, Series Sub E-1
90,000	5.000%, 02/01/42	97,063
	New York City Water & Sewer System RB, Series FF
195,000	5.000%, 06/15/45	208,404
	State Dormitory Authority RB, Series A
520,000	5.000%, 03/15/43	568,662
	State Dormitory Authority RB, Series D
75,000	5.000%, 02/15/40	81,016
	State Thruway Authority RB, Series J
290,000	5.000%, 01/01/41	310,648
		2,717,142

The accompanying notes are an integral part of the financial statements.

35

Principal Amount ($)		Value $
	Ohio — 1.5%
	State Turnpike Commission RB, Series A-2 (2)
160,000	6.424%, 02/15/43	37,744
235,000	6.408%, 02/15/42	58,447
310,000	6.407%, 02/15/41	81,270
325,000	6.385%, 02/15/40	90,022
390,000	6.327%, 02/15/38	121,286
180,000	6.256%, 02/15/36	62,149
430,000	6.175%, 02/15/37	140,769
		591,687
	Pennsylvania — 0.4%
	Philadelphia Water & Wastewater Revenue RB, Series A
80,000	5.125%, 01/01/43	85,671
	State Turnpike Commission RB, Series C
75,000	5.000%, 12/01/43	79,814
		165,485
	Texas — 1.3%
	Austin Water & Wastewater System Revenue RB, Series A
230,000	5.000%, 11/15/43	250,031
	Grand Parkway Transportation RB, Series Sub B
245,000	5.250%, 10/01/51	263,649
		513,680
	Utah — 0.8%
	University of Utah RB, Series A
285,000	5.000%, 08/01/43	312,386
	TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $8,946,036)	9,849,245

	U.S. TREASURY OBLIGATIONS — 9.3%
	United States Treasury Bonds
470,000	3.750%, 11/15/43	495,996
896,000	3.625%, 08/15/43	924,700
1,815,000	2.875%, 05/15/43	1,618,470
	United States Treasury STRIP
1,719,000	2.388%, 08/15/42 (2)	623,724
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,401,207)	3,662,890

	TAXABLE MUNICIPAL BONDS — 7.2%
	California — 4.6%
	California Institute of Technology
760,000	4.700%, 11/01/2111	718,237
	University of California RB, Series AD
1,115,000	4.858%, 05/15/2112	1,100,382
		1,818,619
	New York — 1.0%
	Port Authority of New York & New Jersey RB
400,000	4.458%, 10/01/62	385,264
	Pennsylvania — 1.6%
	University of Pennsylvania
639,000	4.674%, 09/01/2112	619,059
	TOTAL TAXABLE MUNICIPAL BONDS (Cost $2,931,663)	2,822,942

	ASSET-BACKED SECURITY — 2.8%
	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3
900,000	6.150%, 06/15/39
	(Cost $1,207,856)	1,108,201
	TOTAL INVESTMENTS — 98.6% (Cost $34,968,375)	38,738,517
	OTHER ASSETS LESS LIABILITIES — 1.4%	553,060
	NET ASSETS — 100%	$39,291,577

(1)    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2014, the value of these securities amounted to $2,265,947, representing 5.8% of the net assets of the Fund.

(2)    Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

AGM — Assured Guaranty Municipal

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

STRIP — Separately Traded Registered Interest and Principal Securities

The accompanying notes are an integral part of the financial statements.

36

Schedule of Investments (concluded)

April 30, 2014 (unaudited)

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$21,295,239	$—	$21,295,239
Tax-Exempt Municipal Bonds	—	9,849,245	—	9,849,245
U.S. Treasury Obligations	—	3,662,890	—	3,662,890
Taxable Municipal Bonds	—	2,822,942	—	2,822,942
Asset-Backed Security	—	1,108,201	—	1,108,201
Total Investments in Securities	$—	$38,738,517	$—	$38,738,517

(1)      There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

37

Schroder Emerging Markets Multi-Sector Bond Fund

Schedule of Investments

April 30, 2014 (unaudited)

Principal Amount ($)		Value $
	FOREIGN GOVERNMENT BONDS — 45.9%
	Argentina — 1.0%
	Provincia de Buenos Aires (1)
300,000	11.750%, 10/05/15	295,500
	Belarus — 0.9%
	Republic of Belarus (2)
280,000	8.750%, 08/03/15	282,570
	Brazil — 10.2%
	Brazil Notas do Tesouro Nacional Serie F
†1,300,000	10.000%, 01/01/17	554,264
†6,220,000	10.000%, 01/01/21	2,503,185
		3,057,449
	Colombia — 3.4%
	Empresa de Telecomunicaciones de Bogota (1)
†2,128,000,000	7.000%, 01/17/23	1,029,180
	Costa Rica — 1.3%
	Republic of Costa Rica (1)
400,000	7.000%, 04/04/44	399,000
	Ecuador — 0.9%
	Ecuador Government International Bond (1)
260,000	9.375%, 12/15/15	279,175
	Hungary — 0.4%
	Hungary Government International Bond
100,000	5.375%, 03/25/24	103,875
	Indonesia — 2.0%
	Indonesia Government International Bond MTN (1)
700,000	4.625%, 04/15/43	590,625
	Mexico — 4.7%
	Mexican Bonos
†9,765,000	8.000%, 06/11/20	844,469
†6,925,000	6.500%, 06/10/21	554,807
		1,399,276
	Pakistan — 1.1%
	Pakistan Government International Bond (1)
320,000	7.250%, 04/15/19	321,600
	Philippines — 0.8%
	Philippine Government International Bond
†10,000,000	6.250%, 01/14/36	232,167
	Russia — 3.5%
	Russian Federal Bond
†10,780,000	7.400%, 06/14/17	291,249
	Russian Foreign Bond - Eurobond
200,000	5.875%, 09/16/43 (1)	187,500
200,000	5.875%, 09/16/43 (2)	187,500
400,000	4.500%, 04/04/22 (1)	382,600
		1,048,849
	South Africa — 6.2%
	South Africa Government Bond
†6,175,000	7.750%, 02/28/23	566,291
†7,050,000	7.000%, 02/28/31	558,935
†8,215,000	6.750%, 03/31/21	725,076
		1,850,302
	Turkey — 4.8%
	Turkey Government Bond
†2,545,000	10.000%, 06/17/15	1,216,726
	Turkey Government International Bond
200,000	5.125%, 03/25/22	208,300
		1,425,026
	Venezuela — 4.7%
	Venezuela Government International Bond
290,000	8.500%, 10/08/14	289,275
1,490,000	7.650%, 04/21/25	1,110,050
		1,399,325
	TOTAL FOREIGN GOVERNMENT BONDS (Cost $13,429,953)	13,713,919

	CORPORATE OBLIGATIONS — 40.9%
	Barbados — 1.4%
	Columbus International (1)
400,000	7.375%, 03/30/21	418,610
	Brazil — 7.6%
	Braskem America Finance (2)
200,000	7.125%, 07/22/41	199,750
	Marfrig Holding Europe (1)
525,000	9.875%, 07/24/17	553,875

The accompanying notes are an integral part of the financial statements.

38

Principal Amount ($)		Value $
	Minerva Luxembourg (1)
275,000	7.750%, 01/31/23	283,594
	Odebrecht Finance (2)
200,000	7.125%, 06/26/42	204,500
	Odebrecht Offshore Drilling Finance (1)
235,000	6.625%, 10/01/22	246,750
	Vale Overseas
525,000	6.875%, 11/21/36	583,925
	Votorantim Cimentos (2)
200,000	7.250%, 04/05/41	205,750
		2,278,144
	China — 6.1%
	China Aoyuan Property Group (2)
390,000	11.250%, 01/17/19	390,832
	CIFI Holdings Group (2)
230,000	12.250%, 04/15/18	245,238
	CNOOC Finance 2012 (1)
270,000	3.875%, 05/02/22	267,296
	COSL Finance BVI (1)
300,000	3.250%, 09/06/22	278,161
	Fantasia Holdings Group (2)
425,000	10.625%, 01/23/19	391,060
	Hero Asia Investment (2) (3)
245,000	5.250%, 12/07/49	250,446
		1,823,033
	Costa Rica — 2.1%
	Instituto Costarricense de Electricidad (1)
600,000	6.950%, 11/10/21	631,500
	India — 0.9%
	Bhira Investments (2) (3)
260,000	8.500%, 04/27/71	266,379
	Indonesia — 3.6%
	Comfeed Finance (1)
400,000	6.000%, 05/02/18	384,000
	Gajah Tunggal (1)
255,000	7.750%, 02/06/18	263,798
	Indo Energy Finance (1)
450,000	7.000%, 05/07/18	436,500
		1,084,298
	Jamaica — 1.2%
	Digicel Group (1)
355,000	7.125%, 04/01/22	357,663
	Kazakhstan — 0.7%
	Kazkommertsbank JSC (1)
200,000	8.500%, 05/11/18	197,040
	Mexico — 2.0%
	Grupo Televisa MTN
†4,700,000	7.250%, 05/14/43	292,291
	Pemex Project Funding Master Trust
260,000	6.625%, 06/15/35	292,500
		584,791
	Peru — 1.4%
	Minera Ares SAC (1)
415,000	7.750%, 01/23/21	435,231
	Russia — 7.0%
	Evraz Group (1)
400,000	6.750%, 04/27/18	363,000
	Gazprom Neft OAO Via GPN Capital (1)
200,000	4.375%, 09/19/22	166,000
	Gazprom OAO Via Gaz Capital (1)
400,000	3.850%, 02/06/20	364,000
	Lukoil International Finance BV (1)
420,000	4.563%, 04/24/23	368,550
	Mobile Telesystems Via MTS International Funding (1)
485,000	5.000%, 05/30/23	434,075
	Novolipetsk Steel Via Steel Funding (1)
200,000	4.450%, 02/19/18	192,574
	VimpelCom Holdings BV (1)
200,000	6.255%, 03/01/17	201,500
		2,089,699
	Supra-National — 2.3%
	Eurasian Development Bank (1)
400,000	5.000%, 09/26/20	396,000
	Eurasian Development Bank MTN (2)
†10,900,000	8.000%, 10/05/17	288,372
		684,372
	Venezuela — 4.6%
	Petroleos de Venezuela
1,385,000	6.000%, 11/15/26 (1)	822,344
625,000	5.000%, 10/28/15	564,843
		1,387,187
	TOTAL CORPORATE OBLIGATIONS (Cost $12,014,084)	12,237,947

The accompanying notes are an integral part of the financial statements.

39

Principal Amount ($)		Value $
	CONVERTIBLE BONDS — 7.6%
	China — 2.9%
	China Hongqiao Group (2)
200,000	6.500%, 04/10/17	214,450
	Haitian International Holdings (2)
250,000	2.000%, 02/13/19	244,688
	Kaisa Group Holdings MTN
†2,300,000	8.000%, 12/20/15	411,823
		870,961
	Hong Kong — 2.6%
	China Overseas Grand Oceans Finance Cayman (2) (4)
†4,000,000	2.000%, 03/21/15	526,251
	PB Issuer No. 2
260,000	1.750%, 04/12/16	258,700
		784,951
	India — 1.4%
	Vedanta Resources Jersey (2)
400,000	5.500%, 07/13/16	404,100
	Singapore — 0.7%
	Golden Agri-Resources (2)
200,000	2.500%, 10/04/17	199,000
	TOTAL CONVERTIBLE BONDS (Cost $2,214,010)	2,259,012
	TOTAL INVESTMENTS — 94.4% (Cost $27,658,047)	28,210,878
	OTHER ASSETS LESS LIABILITIES — 5.6%	1,668,933
	NET ASSETS — 100%	$29,879,811

(1)    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2014, the value of these securities amounted to $11,547,241, representing 38.6% of the net assets of the Fund.

(2)    Security exempt from registration under Reg S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2014, the value of these securities amounted to $4,500,886, representing 15.1% of the net assets of the Fund.

(3)    Variable Rate Security — Rate disclosed is as of April 30, 2014.

(4)    Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of April 30, 2014.

† In local currency

The accompanying notes are an integral part of the financial statements.

40

Schedule of Investments (concluded)

April 30, 2014 (unaudited)

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	5/5/14	HUF	184,100,000	USD	790,255	$(42,149)
Barclays Capital	5/5/14	USD	812,122	HUF	184,100,000	20,282
Barclays Capital	5/19/14	USD	532,308	THB	17,300,000	1,846
Barclays Capital	6/11/14	COP	1,852,000,000	USD	902,556	(49,815)
Barclays Capital	7/1/14	TRY	600,000	USD	277,901	(1,652)
Barclays Capital	7/1/14	USD	272,876	TRY	600,000	6,677
Barclays Capital	10/3/14	USD	540,541	RUB	20,000,000	(1,933)
Barclays Capital	4/8/15	EUR	840,000	USD	1,161,409	(3,803)
Citigroup Global Markets	10/8/14	CLP	157,700,000	USD	278,868	4,061
HSBC	5/19/14	THB	17,300,000	USD	533,539	(615)
JPMorgan Securities	7/1/14	USD	558,854	RUB	20,000,000	(6,960)
						$(74,061)

A list of the open OTC swap agreements held by the Fund at April 30, 2014 is as follows:

Credit Default Swaps — Buy Protection

							Premiums	Unrealized
						Notional	Paid	Appreciation
Reference Entity	Fixed Rate	Counterparty	Maturity	Rating	Currency	Amount	(Received)	(Depreciation)
Japan Government	1.00%	JPMorgan	6/20/18	Aa3	USD	$1,000,000	$(23,414)	$(4,845)

Credit Default Swaps — Sell Protection

							Premiums	Unrealized
						Notional	Paid	Appreciation
Reference Entity	Fixed Rate	Counterparty	Maturity	Rating	Currency	Amount	(Received)	(Depreciation)
Russian Government	1.00%	JPMorgan	6/20/16	Baa1	USD	$600,000	$(11,045)	$(3,114)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
	Potential Payments for
	Selling Credit
Reference Asset on which the	Protection	Amount	Reference Asset
Fund Sold Protection	(Undiscounted)	Recoverable*	Rating Range**
Russian Government	$600,000	$—	Baa1

*   The Fund has no amounts recoverable from related purchased protection.  In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Moody’s rating category.  The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

The accompanying notes are an integral part of the financial statements.

41

CLP — Chilean Peso

COP — Colombian Peso

EUR — Euro

HUF — Hungarian Forint

MTN — Medium Term Note

OTC — Over the Counter

RUB — Russian Ruble

THB — Thai Baht

TRY — Turkish New Lira

USD — United States Dollar

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$13,713,919	$—	$13,713,919
Corporate Obligations	—	12,237,947	—	12,237,947
Convertible Bonds	—	2,259,012	—	2,259,012
Total Investments in Securities	$—	$28,210,878	$—	$28,210,878

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Appreciation	$—	$32,866	$—	$32,866
Forwards — Unrealized Depreciation	—	(106,927)	—	(106,927)
Credit Default Swaps — Unrealized Depreciation	—	(7,959)	—	(7,959)
Total Other Financial Instruments	$—	$(82,020)	$—	$(82,020)

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

42

Schroder Absolute Return EMD and Currency Fund

Schedule of Investments

April 30, 2014 (unaudited)

Principal Amount †		Value $
	FOREIGN GOVERNMENT BONDS — 58.2%
	Brazil — 10.5%
	Brazil Notas do Tesouro Nacional Serie B
7,250,000	6.000%, 08/15/50	7,282,359
	Brazil Notas do Tesouro Nacional Serie F
10,900,000	10.000%, 01/01/21	4,386,610
32,130,000	10.000%, 01/01/23	12,634,441
		24,303,410
	Czech Republic — 3.6%
	Czech Republic Government Bond
156,500,000	3.400%, 09/01/15	8,256,848
	Hungary — 2.2%
	Hungary Government Bond
1,080,000,000	7.750%, 08/24/15	5,196,529
	Indonesia — 7.1%
	Indonesia Treasury Bond
3,450,000,000	10.000%, 07/15/17	320,914
7,000,000,000	9.500%, 06/15/15	621,668
4,290,000,000	9.500%, 07/15/31	404,454
26,165,000,000	9.000%, 03/15/29	2,368,089
23,050,000,000	8.375%, 03/15/24	2,048,512
20,575,000,000	8.375%, 03/15/34	1,747,856
17,820,000,000	8.250%, 06/15/32	1,506,301
28,100,000,000	7.875%, 04/15/19	2,460,862
5,880,000,000	7.375%, 09/15/16	508,330
4,290,000,000	6.625%, 05/15/33	302,964
12,000,000,000	6.375%, 04/15/42	783,635
31,520,000,000	6.250%, 04/15/17	2,644,777
10,950,000,000	5.250%, 05/15/18	873,377
		16,591,739
	Malaysia — 0.7%
	Malaysia Government Bond
5,200,000	3.741%, 02/27/15	1,601,622
	Mexico — 8.5%
	Mexico Cetes (1)
1,220,000,000	3.671%, 08/21/14	9,225,756
1,405,000,000	1.319%, 12/11/14	10,508,222
		19,733,978
	Poland — 4.1%
	Poland Government Bond
19,000,000	6.250%, 10/24/15	6,590,191
8,700,000	5.000%, 04/25/16	3,004,465
		9,594,656
	Serbia — 0.8%
	Serbia Treasury Bonds
87,300,000	10.000%, 02/27/17	1,037,679
83,700,000	10.000%, 03/20/21	885,384
		1,923,063
	Singapore — 7.7%
	Singapore Government Bond
6,650,000	3.625%, 07/01/14	5,333,680
6,330,000	2.875%, 07/01/15	5,197,012
9,140,000	1.375%, 10/01/14	7,321,850
		17,852,542
	South Africa — 4.9%
	South Africa Government Bond
64,300,000	10.500%, 12/21/26	7,078,085
59,700,000	6.500%, 02/28/41	4,202,748
		11,280,833
	Thailand — 4.2%
	Bank of Thailand (2)
18,900,000	2.289%, 02/26/16	584,140
31,200,000	2.269%, 02/13/15	963,304
	Thailand Government Bond
35,000,000	5.250%, 05/12/14	1,082,242
24,784,000	2.539%, 11/26/14 (2)	765,668
	Thailand Government Bond Indexed Link Bond (3)
217,771,350	1.200%, 07/14/21	6,463,256
		9,858,610
	Vietnam — 3.9%
	Vietnam Government Bond
7,000,000,000	11.350%, 02/27/17	379,070
14,210,000,000	9.600%, 06/30/17	743,188
9,000,000,000	9.500%, 06/15/17	469,232
18,540,000,000	9.300%, 01/15/18	968,709
20,000,000,000	9.200%, 03/15/18	1,043,753
18,000,000,000	9.100%, 01/31/23	903,346
23,000,000,000	8.400%, 03/31/18	1,171,434
15,000,000,000	8.200%, 01/15/19	758,525
16,800,000,000	7.900%, 02/15/19	839,843
18,000,000,000	7.700%, 05/31/18	896,327
20,000,000,000	7.100%, 03/31/19	948,075
		9,121,502
	TOTAL FOREIGN GOVERNMENT BONDS (Cost $133,829,237)	135,315,332

The accompanying notes are an integral part of the financial statements.

43

Principal Amount ($)		Value $
	U.S. TREASURY OBLIGATIONS (4) — 38.1%
	United States Treasury Bills (1)
11,000,000	0.075%, 06/26/14	10,999,868
3,000,000	0.074%, 08/14/14	2,999,781
21,000,000	0.067%, 08/21/14	20,998,278
4,000,000	0.064%, 06/12/14	3,999,964
10,000,000	0.055%, 06/19/14	9,999,910
1,400,000	0.052%, 07/31/14	1,399,924
3,000,000	0.050%, 07/10/14	2,999,904
6,000,000	0.040%, 09/25/14	5,999,232
6,000,000	0.035%, 10/16/14	5,998,914
	United States Treasury Bonds
16,720,000	3.750%, 11/15/43	17,644,817
5,450,000	3.625%, 02/15/44	5,618,612
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $88,011,820)	88,659,204

	CORPORATE OBLIGATIONS — 1.4%
	Supra-National — 1.4%
	International Finance MTN
†68,000,000	8.250%, 06/10/21	1,136,862
†120,000,000	7.800%, 06/03/19	1,996,121
	TOTAL CORPORATE OBLIGATIONS (Cost $3,093,780)	3,132,983

	CONVERTIBLE BOND — 0.6%
	Vietnam — 0.6%
	Vingroup JSC (3)
1,300,000	5.000%, 04/03/17
	(Cost $1,532,605)	1,491,750
	TOTAL INVESTMENTS — 98.3% (Cost $226,467,442)	228,599,269
	OTHER ASSETS LESS LIABILITIES — 1.7%	3,944,827
	NET ASSETS — 100%	$232,544,096

† In local currency

(1)    Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.

(2)    Variable Rate Security — Rate disclosed is as of April 30, 2014.

(3)    Security exempt from registration under Reg S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2014, the value of these securities amounted to $7,955,006, representing 3.4% of the net assets of the Fund.

(4)    Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

The accompanying notes are an integral part of the financial statements.

44

Schedule of Investments (concluded)

April 30, 2014 (unaudited)

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	5/5/14	USD	1,125,106	CNY	7,012,286	$(5,077)
Barclays Capital	5/7/14-6/18/14	USD	5,063,094	JPY	513,000,000	(43,961)
Barclays Capital	5/15/14	INR	238,900,000	USD	3,931,515	(4,324)
Barclays Capital	5/19/14	USD	5,585,795	GBP	3,360,000	86,348
Barclays Capital	6/3/14	SGD	8,563,000	USD	6,774,874	(55,269)
Barclays Capital	6/9/14	USD	2,428,869	PHP	109,119,639	(5,268)
Barclays Capital	7/10/14	CZK	206,050,000	USD	10,398,950	(17,347)
Barclays Capital	7/28/14	PLN	10,020,000	USD	3,283,739	(6,663)
Barclays Capital	3/31/15	USD	1,239,712	INR	79,787,879	(5,186)
BNP Securities	6/18/14	USD	1,474,330	JPY	150,000,000	(6,688)
BNP Securities	2/18/15	IDR	2,700,000,000	USD	214,116	(8,019)
Citigroup Global Markets	5/2/14	USD	6,152,603	MXP	80,700,000	15,825
Citigroup Global Markets	5/2/2014-7/31/14	MXP	102,343,635	USD	7,706,799	(69,383)
Citigroup Global Markets	5/5/14	USD	1,254,025	INR	71,234,120	(74,294)
Citigroup Global Markets	7/31/14	USD	3,874,163	JPY	395,000,000	(8,326)
Citigroup Global Markets	5/6/15	USD	1,916,933	CNY	12,000,000	(20,342)
Citigroup Global Markets	5/6/15	CNY	12,000,000	USD	1,884,583	(12,008)
Deutsche Bank Securities	5/2/14	MXP	21,356,365	USD	1,577,862	(54,544)
Deutsche Bank Securities	5/5/14	USD	2,577,074	CNY	16,059,920	(11,923)
Deutsche Bank Securities	5/5/14	CNY	4,092,292	USD	671,253	17,616
Deutsche Bank Securities	5/15/14	USD	198,067	INR	12,500,000	8,492
Deutsche Bank Securities	6/2/14	INR	65,000,000	USD	1,069,607	(198)
Deutsche Bank Securities	6/9/14	USD	1,943,095	PHP	86,564,886	(2,664)
Deutsche Bank Securities	6/16/14	THB	44,215,317	USD	1,353,599	(9,871)
Deutsche Bank Securities	7/28/14	PLN	5,250,000	USD	1,718,491	(5,521)
Deutsche Bank Securities	2/18/15	USD	3,018,410	IDR	37,300,000,000	50,336
Deutsche Bank Securities	2/18/15	IDR	11,450,000,000	USD	918,204	(23,811)
HSBC	5/5/14	USD	924,301	CNY	5,759,265	(4,410)
HSBC	5/5/14	INR	73,000,000	USD	1,217,072	8,097
HSBC	5/14/14-6/16/14	THB	93,680,000	USD	2,874,057	(16,636)
HSBC	5/28/14-6/30/14	MXP	161,410,000	USD	12,111,602	(183,643)
HSBC	6/2/14-6/30/14	USD	4,586,842	INR	288,000,000	148,746
HSBC	6/9/14	USD	675,524	PHP	30,000,000	(3,046)
HSBC	7/17/14	BRL	12,500,000	USD	5,450,939	(26,564)
JPMorgan Securities	5/2/14	USD	1,455,715	MXP	19,100,000	4,223
JPMorgan Securities	5/19/14	USD	333,414	GBP	200,000	4,214
JPMorgan Securities	6/3/14-7/10/14	USD	5,301,549	CZK	105,300,000	20,883
JPMorgan Securities	6/12/14	SGD	1,950,000	USD	1,539,992	(15,402)
JPMorgan Securities	6/16/14	USD	1,759,716	EUR	1,263,000	(7,701)
JPMorgan Securities	6/18/14-7/14/14	USD	6,810,770	JPY	691,000,000	(48,926)
JPMorgan Securities	2/18/15	USD	2,983,484	RUB	112,000,000	(68,948)
Royal Bank of Scotland	5/7/14	USD	3,934,510	JPY	400,000,000	(21,784)
Royal Bank of Scotland	5/19/14	GBP	3,560,000	USD	5,916,091	(93,681)
Royal Bank of Scotland	6/13/14	USD	4,810,749	EUR	3,470,000	2,826
Royal Bank of Scotland	6/13/14	EUR	1,118,000	USD	1,554,852	3,965
State Street Bank	5/2/14-5/28/14	MXP	71,100,000	USD	5,327,843	(104,235)
State Street Bank	5/5/14	INR	33,000,000	USD	553,074	6,551
State Street Bank	5/5/14	CNY	14,082,002	USD	2,309,661	60,430
State Street Bank	5/27/14	USD	637,645	PLN	1,940,000	1,975
State Street Bank	5/27/14	PLN	1,940,000	USD	629,786	(9,835)
State Street Bank	5/28/14	THB	28,700,000	USD	875,801	(9,979)
State Street Bank	6/3/14	CZK	65,050,000	USD	3,264,219	(23,485)
State Street Bank	6/9/14	USD	1,918,927	PHP	85,315,475	(6,502)

The accompanying notes are an integral part of the financial statements.

45

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2014, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
State Street Bank	6/16/14-7/7/14	USD	4,697,028	EUR	3,417,000	$42,833
State Street Bank	7/2/14	MYR	2,500,000	USD	763,615	1,730
State Street Bank	7/14/14	SGD	1,660,000	USD	1,329,879	5,777
State Street Bank	7/14/14	HUF	160,000,000	USD	715,480	(5,248)
Standard Chartered	5/5/14	USD	1,148,011	CNY	7,168,529	(3,027)
Standard Chartered	5/5/14-3/31/15	USD	14,320,475	INR	908,878,001	150,536
Standard Chartered	5/5/14	CNY	17,825,706	USD	2,900,219	53,030
Standard Chartered	5/15/14	INR	130,600,000	USD	2,112,927	(45,195)
Standard Chartered	7/29/14	SGD	10,226,000	USD	8,141,849	(15,002)
UBS Securities	6/5/14	MYR	2,670,000	USD	809,459	(5,983)
UBS Securities	7/29/14	BRL	12,800,000	USD	5,596,069	5,817
UBS Securities	2/18/15	RUB	112,000,000	USD	2,915,596	1,060
						$(468,609)

BRL — Brazilian Real

CNY — Chinese Yuan

CZK — Czech Koruna

EUR — Euro

GBP — British Pound

HUF — Hungarian Forint

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

MTN — Medium Term Note

MXP — Mexican Peso

MYR — Malaysian Ringgit

PHP — Philippine Peso

PLN — Polish Zloty

RUB — Russian Ruble

SGD — Singapore Dollar

THB — Thailand Baht

USD — United States Dollar

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Foreign Government Bonds	$—	$135,315,332	$—	$135,315,332
U.S. Treasury Obligations	—	88,659,204	—	88,659,204
Corporate Obligations	—	3,132,983	—	3,132,983
Convertible Bond	—	1,491,750	—	1,491,750
Total Investments in Securities	$—	$228,599,269	$—	$228,599,269

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Appreciation	$—	$701,310	$—	$701,310
Forwards — Unrealized Depreciation	—	(1,169,919)	—	(1,169,919)
Total Other Financial Instruments	$—	$(468,609)	$—	$(468,609)

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

46

This page is intentionally left blank

47

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2014 (unaudited)

	Total Return Fixed Income Fund	Broad Tax- Aware Value Bond Fund	Long Duration Investment- Grade Bond Fund	Emerging Markets Multi- Sector Bond Fund	Absolute Return EMD and Currency Fund
ASSETS
Investments in securities, at value — Note 2	$150,991,037	$91,137,180	$38,738,517	$28,210,878	$228,599,269
Cash	4,337,589	999,655	152,623	2,941,526	3,374,004
Foreign currency	466,533	—	—	9,458	7,386,867
Receivable for securities sold	6,392,145	—	109,365	450,415	—
Prepaid expenses	25,925	15,464	13,750	18,552	34,834
Receivable for Fund shares sold	21,865	—	—	58,969	1,285,640
Dividends and tax reclaims receivable	—	—	—	3,324	68,883
Due from Investment Advisor — Note 3	14,585	13,520	13,512	16,457	56
Unrealized appreciation on spot foreign currency contracts	—	—	—	—	4
Unrealized appreciation on forward foreign currency contracts	934	—	—	32,866	701,310
Interest receivable	887,256	935,309	525,657	506,532	2,621,381
Initial margin for futures contracts	205,132	—	—	—	—
Variation margin receivable	35,682	—	—	—	—
TOTAL ASSETS	163,378,683	93,101,128	39,553,424	32,248,977	244,072,248
LIABILITIES
Payable for securities purchased	11,691,795	—	204,054	2,136,685	9,282,437
Unrealized depreciation on spot foreign currency contracts	—	—	—	186	—
Variation margin payable	76,996	—	—	—	—
Income distributions payable	7,261	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	39,221	—	—	106,927	1,169,919
Swap contracts, at value — Note 2	—	—	—	42,418	—
Payable for Fund shares redeemed	61,945	—	—	—	758,847
Investment Advisory fees payable — Note 3	31,000	25,169	10,564	18,000	164,589
Audit fees payable	26,085	16,734	16,738	27,099	23,211
Sub-administration fees payable — Note 3	9,672	5,949	2,497	1,872	14,264
Distribution fees payable, Advisor Shares — Note 3	1,170	—	—	1,797	58,021
Accrued expenses and other liabilities	55,542	40,104	27,994	34,182	56,864
TOTAL LIABILITIES	12,000,687	87,956	261,847	2,369,166	11,528,152
NET ASSETS	$151,377,996	$93,013,172	$39,291,577	$29,879,811	$232,544,096
Cost of securities	$148,463,656	$83,829,735	$34,968,375	$27,658,047	$226,467,442
Cost of foreign currency	$462,212	$—	$—	$9,464	$7,387,282
Cost (premiums received)	$—	$—	$—	$(34,459)	$—
NET ASSETS
Capital paid-in	$150,885,810	$85,858,160	$35,122,646	$29,601,386	$229,815,605
Undistributed (distributions in excess of) net investment income	(332,165)	43,945	9,142	341,842	(469,238)
Accumulated net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	(1,733,519)	(196,378)	389,647	(538,247)	1,494,162
Net unrealized appreciation on investments	2,527,381	7,307,445	3,770,142	552,831	2,131,827
Net unrealized appreciation on futures	65,029	—	—	—	—
Net unrealized depreciation on swap contracts	—	—	—	(7,959)	—
Net unrealized depreciation on forward foreign currency contracts and foreign currency translations	(34,540)	—	—	(70,042)	(428,260)
NET ASSETS	$151,377,996	$93,013,172	$39,291,577	$29,879,811	$232,544,096
Net Assets:
Investor Shares	$148,322,868	$93,013,172	$39,291,577	$24,702,761	$159,699,917
Advisor Shares	$3,055,128	$—	$—	$5,177,050	$72,844,179
Total shares outstanding end of period:
Investor Shares	14,718,248	8,749,413	3,881,432	2,447,932	15,561,442
Advisor Shares	302,877	—	—	513,199	7,122,455
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$10.08	$10.63	$10.12	$10.09	$10.26
Advisor Shares	$10.09	$—	$—	$10.09	$10.23

The accompanying notes are an integral part of the financial statements.

48

Statements of Operations

For the Six Months Ended April 30, 2014 (unaudited)

	Total Return Fixed Income Fund	Broad Tax- Aware Value Bond Fund	Long Duration Investment- Grade Bond Fund	Emerging Markets Multi- Sector Bond Fund	Absolute Return EMD and Currency Fund
INVESTMENT INCOME
Interest income	$2,104,833	$1,908,109	$1,096,740	$1,007,917	$2,625,133
Foreign taxes withheld	(658)	—	—	—	(116,054)
TOTAL INCOME	2,104,175	1,908,109	1,096,740	1,007,917	2,509,079
EXPENSES
Investment Advisory fees — Note 3	181,706	152,595	69,504	100,975	858,554
Sub-administration fees — Note 3	56,846	36,163	16,472	10,526	74,582
Trustees fees and expenses — Note 5	5,225	4,492	3,827	3,573	5,692
Distribution fees, Advisor Shares — Note 3	4,017	—	—	3,875	70,875
Transfer agent fees	35,148	20,043	19,162	32,984	44,109
Pricing fees	27,214	12,792	7,421	2,789	5,824
Audit fees	19,212	15,517	15,514	18,945	22,731
Registration fees	17,904	12,518	11,373	20,533	28,697
Legal fees	12,530	11,047	10,739	8,574	13,799
Custodian fees	12,571	6,448	6,267	11,195	34,215
Printing	6,798	10,758	7,332	4,546	12,806
Insurance	6,754	3,794	3,131	2,782	6,890
Other	4,772	2,887	3,276	3,395	5,203
TOTAL EXPENSES	390,697	289,054	174,018	224,692	1,183,977
Expenses waived by Investment Advisor — Note 3	(93,239)	(75,991)	(69,504)	(99,012)	(15,608)
Reimbursement from Investment Advisor	—	—	(7,410)	—	—
Custody Offset — Note 2	(2,715)	(364)	(224)	(632)	(1,417)
NET EXPENSES	294,743	212,699	96,880	125,048	1,166,952
NET INVESTMENT INCOME	1,809,432	1,695,410	999,860	882,869	1,342,127
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	(72,176)	(196,296)	431,361	(250,255)	2,665,983
Net realized loss on futures	(360,113)	—	—	(9,305)	—
Net realized gain on swap contracts	—	—	—	6,417	—
Net realized loss on foreign currency transactions	(68,741)	—	—	(283,022)	(1,170,097)
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	(501,030)	(196,296)	431,361	(536,165)	1,495,886

Change in unrealized appreciation on investments	1,695,560	5,196,342	2,041,200	295,859	35,537
Change in unrealized appreciation on futures	471,950	—	—	—	—
Change in unrealized depreciation on swap contracts	—	—	—	(7,959)	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(79,098)	—	—	(38,305)	670,087
Net change in unrealized appreciation (depreciation) on investments, futures, swap contracts, forward foreign currency contracts and foreign currency translations	2,088,412	5,196,342	2,041,200	249,595	705,624
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,587,382	5,000,046	2,472,561	(286,570)	2,201,510
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,396,814	$6,695,456	$3,472,421	$596,299	$3,543,637

The accompanying notes are an integral part of the financial statements.

49

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year or Period Ended October 31, 2013 (unless otherwise indicated)

	Total Return Fixed Income Fund		Broad Tax-Aware Value Bond Fund
	Six Months Ended April 30, 2014	Year Ended October 31, 2013	Six Months Ended April 30, 2014	Period Ended October 31, 2013(a)	Year Ended July 31, 2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$1,809,432	$2,391,481	$1,695,410	$943,402	$3,644,037
Net realized gain (loss) on investments, futures, options and foreign currency transactions	(501,030)	(1,342,313)	(196,296)	471,424	573,407
Change in unrealized appreciation (depreciation) on investments, futures, forward foreign currency contracts and foreign currency translations	2,088,412	(2,599,455)	5,196,342	1,008,765	(9,584,398)
Net increase (decrease) in net assets resulting from operations	3,396,814	(1,550,287)	6,695,456	2,423,591	(5,366,954)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(1,813,965)	(2,481,364)	(1,697,895)	(939,790)	(3,590,594)
Advisor Shares	(36,862)	(96,727)	—	—	—
Net realized gains:
Investor Shares	—	(3,283,932)	(1,073,443)	—	(65,425)
Advisor Shares	—	(175,247)	—	—	—
Total dividends and distributions	(1,850,827)	(6,037,270)	(2,771,338)	(939,790)	(3,656,019)

Share Transactions:
Investor Shares:
Sales of shares	7,528,341	73,266,266	5,192,338	—	23,987,780
Reinvestment of distributions	1,771,053	5,106,747	2,066,308	593,273	2,203,896
Redemption of shares	(3,884,636)	(21,593,704)	(13,626,419)	(7,291,479)	(22,322,248)
Total increase (decrease) from Investor Share transactions	5,414,758	56,779,309	(6,367,773)	(6,698,206)	3,869,428
Advisor Shares:
Sales of shares	87,896	2,993,111	—	—	—
Reinvestment of distributions	36,252	217,149	—	—	—
Redemption of shares	(796,124)	(3,467,211)	—	—	—
Total decrease from Advisor Share transactions	(671,976)	(256,951)	—	—	—
Net increase (decrease) in net assets from share transactions	4,742,782	56,522,358	(6,367,773)	(6,698,206)	3,869,428
Total increase (decrease) in net assets	6,288,769	48,934,801	(2,443,655)	(5,214,405)	(5,153,545)
Net Assets
Beginning of period	145,089,227	96,154,426	95,456,827	100,671,232	105,824,777
End of period	$151,377,996	$145,089,227	$93,013,172	$95,456,827	$100,671,232
Undistributed (distributions in excess of) net investment income	$(332,165)	$(290,770)	$43,945	$46,430	$72,160

(a) August 1, 2013 to October 31, 2013 (See Note 1).

The accompanying notes are an integral part of the financial statements.

50

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year or Period Ended October 31, 2013 (unless otherwise indicated)

	Long Duration Investment-Grade Bond Fund
	Six Months Ended April 30, 2014	Period Ended October 31, 2013(a)	Year Ended July 31, 2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$999,860	$524,770	$2,256,845
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	431,361	(18,430)	2,182,236
Change in unrealized appreciation (depreciation) on investments, futures, swap contracts, forward foreign currency contracts and foreign currency translations	2,041,200	503,414	(7,281,413)
Net increase (decrease) in net assets resulting from operations	3,472,421	1,009,754	(2,842,332)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(1,002,105)	(524,407)	(2,251,440)
Advisor Shares	—	—	—
Net realized gains:
Investor Shares	(1,892,695)	—	(988,059)
Advisor Shares	—	—	—
Total dividends and distributions	(2,894,800)	(524,407)	(3,239,499)

Share Transactions:
Investor Shares:
Sales of shares	675,000	—	13,590,003
Reinvestment of distributions	2,094,191	133,356	1,603,245
Issued in connection with in-kind transfer (b)	—	—	10,785,877
Redemption of shares	(8,837,497)	(189,949)	(24,769,587)
Total increase (decrease) from Investor Share transactions	(6,068,306)	(56,593)	1,209,538
Advisor Shares:
Sales of shares	—	—	—
Reinvestment of distributions	—	—	—
Redemption of shares	—	—	—
Total increase from Advisor Share transactions	—	—	—
Net increase (decrease) in net assets from share transactions	(6,068,306)	(56,593)	1,209,538
Total increase (decrease) in net assets	(5,490,685)	428,754	(4,872,293)
Net Assets
Beginning of period	44,782,262	44,353,508	49,225,801
End of period	$39,291,577	$44,782,262	$44,353,508
Undistributed (distributions in excess of) net investment income	$9,142	$11,387	$11,024

(a) August 1, 2013 to October 31, 2013 (see Note 1).

(b) See Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

51

	Emerging Markets Multi-Sector Bond Fund		Absolute Return EMD and Currency Fund
	Six Months Ended April 30, 2014	Period Ended October 31, 2013(c)	Six Months Ended April 30, 2014	Year Ended October 31, 2013
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$882,869	$528,337	$1,342,127	$726,431
Net realized gain (loss) on investments, futures, swap contracts and foreign currency transactions	(536,165)	38,934	1,495,886	1,403,774
Change in unrealized appreciation (depreciation) on investments, futures, swap contracts, forward foreign currency contracts and foreign currency translations	249,595	225,235	705,624	617,620
Net increase (decrease) in net assets resulting from operations	596,299	792,506	3,543,637	2,747,825

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(496,661)	(421,440)	(635,646)	(831,091)
Advisor Shares	(70,112)	(27,217)	(169,176)	(75,429)
Net realized gains:
Investor Shares	(87,120)	—	(1,698,290)	—
Advisor Shares	(7,830)	—	(638,398)	—
Total dividends and distributions	(661,723)	(448,657)	(3,141,510)	(906,520)

Share Transactions:
Investor Shares:
Sales of shares	483,439	24,000,000	56,070,179	107,164,187
Reinvestment of distributions	4,181	—	1,629,851	801,504
Issued in connection with in-kind transfer (b)	—	—	—	—
Redemption of shares	(13,561)	—	(19,529,148)	(59,782,697)
Total increase (decrease) from Investor Share transactions	474,059	24,000,000	38,170,882	48,182,994
Advisor Shares:
Sales of shares	3,583,953	2,094,776	38,116,611	51,715,378
Reinvestment of distributions	54,873	10,478	797,034	58,821
Redemption of shares	(417,111)	(199,642)	(10,158,203)	(15,198,587)
Total increase from Advisor Share transactions	3,221,715	1,905,612	28,755,442	36,575,612
Net increase (decrease) in net assets from share transactions	3,695,774	25,905,612	66,926,324	84,758,606
Total increase (decrease) in net assets	3,630,350	26,249,461	67,328,451	86,599,911
Net Assets
Beginning of period	26,249,461	—	165,215,645	78,615,734
End of period	$29,879,811	$26,249,461	$232,544,096	$165,215,645
Undistributed (distributions in excess of) net investment income	$341,842	$25,746	$(469,238)	$(1,006,543)

(c) Fund commenced investment activities on June 25, 2013.

The accompanying notes are an integral part of the financial statements.

52

Financial Highlights

For the Six Months Ended April 30, 2014 (unaudited) and the Years or Period Ended October 31

(unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Total Return Fixed Income Fund
Investor Shares
2014*	$9.97	$0.13		$0.11	$0.24	$(0.13)	$—	$(0.13)
2013	10.73	0.22		(0.34)	(0.12)	(0.23)	(0.41)	(0.64)
2012	10.33	0.26		0.53	0.79	(0.27)	(0.12)	(0.39)
2011	10.50	0.32		0.13	0.45	(0.32)	(0.30)	(0.62)
2010	10.33	0.40		0.51	0.91	(0.40)	(0.34)	(0.74)
2009	9.57	0.37		1.01	1.38	(0.38)	(0.24)	(0.62)
Advisor Shares
2014*	$9.98	$0.12		$0.10	$0.22	$(0.11)	$—	$(0.11)
2013	10.74	0.18		(0.33)	(0.15)	(0.20)	(0.41)	(0.61)
2012	10.34	0.24		0.52	0.76	(0.24)	(0.12)	(0.36)
2011	10.51	0.29		0.13	0.42	(0.29)	(0.30)	(0.59)
2010	10.34	0.37		0.51	0.88	(0.37)	(0.34)	(0.71)
2009	9.57	0.35		1.02	1.37	(0.36)	(0.24)	(0.60)
Broad Tax-Aware Value Bond Fund
Investor Shares
2014*	$10.20	$0.19	(1)	$0.55	$0.74	$(0.19)	$(0.12)	$(0.31)
2013†	10.03	0.10	(1)	0.17	0.27	(0.10)	—	(0.10)
2013††	10.93	0.37	(1)	(0.90)	(0.53)	(0.36)	(0.01)	(0.37)
2012(b)	10.00	0.31	(1)	0.92	1.23	(0.30)	— (2)	(0.30)
Long Duration Investment-Grade Bond Fund
Investor Shares
2014*	$9.96	$0.23	(1)	$0.58	$0.81	$(0.23)	$(0.42)	$(0.65)
2013†	9.85	0.12	(1)	0.11	0.23	(0.12)	—	(0.12)
2013††	11.11	0.46	(1)	(1.05)	(0.59)	(0.46)	(0.21)	(0.67)
2012(b)	10.00	0.40	(1)	1.23	1.63	(0.40)	(0.12)	(0.52)
Emerging Markets Multi-Sector Bond Fund
Investor Shares
2014*	$10.14	$0.32	(1)	$(0.12)	$0.20	$(0.21)	$(0.04)	$(0.25)
2013(c)	10.00	0.21	(1)	0.11	0.32	(0.18)	—	(0.18)
Advisor Shares
2014*	$10.14	$0.32	(1)	$(0.14)	$0.18	$(0.19)	$(0.04)	$(0.23)
2013(c)	10.00	0.20	(1)	0.11	0.31	(0.17)	—	(0.17)
Absolute Return EMD and Currency Fund
Investor Shares
2014*	$10.30	$0.07	(1)	$0.08	$0.15	$(0.05)	$(0.14)	$(0.19)
2013	10.03	0.07	(1)	0.32	0.39	(0.12)	—	(0.12)
2012(d)	10.00	0.10	(1)	(0.07)	0.03	—	—	—
Advisor Shares
2014*	$10.26	$0.06	(1)	$0.09	$0.15	$(0.04)	$(0.14)	$(0.18)
2013	10.01	0.04	(1)	0.32	0.36	(0.11)	—	(0.11)
2012(d)	10.00	0.08	(1)	(0.07)	0.01	—	—	—

*	For the six months ended April 30, 2014 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
†	August 1, 2013 to October 31, 2013 (See Note 1).
††	For the year ended July 31, 2013.
(1)	Per share net investment income (loss) calculated using average shares.
(2)	Amount was less than $0.01 per share.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)

Fund commenced investment activities on October 3, 2011. Financial Highlights are for the period October 3, 2011 to July 31, 2012. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

(c)	Fund commenced investment activities on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(d)	Fund commenced investment activities on December 15, 2011. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

53

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Total Return Fixed Income Fund
Investor Shares
2014*	$10.08	2.39%	$148,323	0.40%	0.53%	2.50%	177%
2013	9.97	(1.23)	141,390	0.40	0.59	2.09	388
2012	10.73	7.79	91,809	0.40	0.75	2.27	524
2011	10.33	4.60	84,038	0.40	0.68	2.96	473
2010	10.50	9.09	122,861	0.40	0.61	3.69	452
2009	10.33	14.79	158,900	0.40	0.72	3.68	590
Advisor Shares
2014*	$10.09	2.26%	$3,055	0.65%	0.78%	2.24%	177%
2013	9.98	(1.47)	3,699	0.65	0.86	1.83	388
2012	10.74	7.52	4,346	0.65	1.03	2.00	524
2011	10.34	4.34	2,519	0.65	0.94	2.71	473
2010	10.51	8.82	4,118	0.65	0.87	3.47	452
2009	10.34	14.61	6,952	0.65	0.98	3.39	590
Broad Tax-Aware Value Bond Fund
Investor Shares
2014*	$10.63	7.38%	$93,013	0.46%	0.62%	3.67%	8%
2013†	10.20	2.69	95,457	0.46	0.73	3.86	8
2013††	10.03	(5.05)	100,671	0.46	0.67	3.39	18
2012(b)	10.93	12.52	105,825	0.46	0.78	3.57	43
Long Duration Investment-Grade Bond Fund
Investor Shares
2014*	$10.12	8.73%	$39,292	0.46%	0.83%	4.75%	22%
2013†	9.96	2.32	44,782	0.46	1.05	4.75	20
2013††	9.85	(5.68)	44,354	0.46	0.84	4.29	62
2012(b)	11.11	16.87	49,226	0.46	0.97	4.74	66
Emerging Markets Multi-Sector Bond Fund
Investor Shares
2014*	$10.09	1.95%	$24,703	0.90%	1.64%	6.58%	186%
2013(c)	10.14	3.19	24,325	0.90	2.47	5.94	76
Advisor Shares
2014*	$10.09	1.84%	$5,177	1.15%	1.89%	6.42%	186%
2013(c)	10.14	3.11	1,924	1.15	2.71	5.84	76
Absolute Return EMD and Currency Fund
Investor Shares
2014*	$10.26	1.52%	$159,700	1.15%	1.17%	1.47%	41%
2013	10.30	3.90	121,402	1.15	1.29	0.71	103
2012(d)	10.03	0.30	71,561	1.15	1.72	1.12	62
Advisor Shares
2014*	$10.23	1.47%	$72,844	1.40%	1.42%	1.26%	41%
2013	10.26	3.57	43,814	1.40	1.51	0.41	103
2012(d)	10.01	0.10	7,055	1.40	2.00	0.92	62

54

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2014 (unaudited)

NOTE 1 — ORGANIZATION

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into nine separate series. Included in this report are Schroder Total Return Fixed Income Fund, Schroder Broad Tax-Aware Value Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund (each a “Fund” and collectively, the “Funds” or the “SST Funds”).  Each Fund is diversified except Schroder Absolute Return EMD and Currency Fund, which is non-diversified.  Schroder Emerging Markets Multi-Sector Bond Fund commenced operations on June 25, 2013.

Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund commenced operations on October 3, 2011 as separate series of The Advisors Inner Circle Fund II (and were formerly known as STW Broad Tax-Aware Value Bond Fund and STW Long Duration Investment-Grade Bond Fund, respectively, and together, the “Predecessor Funds”) and were advised by STW Fixed Income Management LLC (“STW”).  On April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroder Investment Management North America Inc. (“SIMNA”), acquired all outstanding interests in STW.  Effective June 24, 2013, all assets and liabilities of the STW Broad Tax-Aware Value Bond Fund were acquired by Schroder Broad Tax-Aware Value Bond Fund and all assets and liabilities of the STW Long Duration Investment-Grade Bond Fund were acquired by Schroder Long Duration Investment-Grade Bond Fund pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the “Fund Mergers”).  In the Fund Mergers, shareholders of the Predecessor Funds received Investor Shares of the Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund in exchange for their Institutional Class Shares of the Predecessor Funds.

Because the Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund had no investment operations prior to the closing of the Fund Mergers, and based on the similarity of the Funds to the Predecessor Funds, each Predecessor Fund is treated as the survivor of the relevant Fund Merger for accounting and performance reporting purposes.  Accordingly, all performance and other information shown for the Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund for periods prior to June 24, 2013 is that of the Predecessor Funds.

Effective August 1, 2013, the Schroder Broad Tax-Aware Value Bond Fund and Schroder Long Duration Investment-Grade Bond Fund each changed its fiscal year end to October 31.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Debt securities are priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities.  Such methodologies generally consider such factors as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors of the SST Funds nor is it available from an independent broker, the security may be valued at its purchase price.  Each day thereafter, the debt security will be valued according to the SST Funds’ fair value procedures until an independent source can be secured.  Debt obligations with remaining maturities of sixty days or less will normally be valued at their amortized cost, which generally approximates market value. Options, including options on indices, traded on a securities exchange or

55

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

board of trade generally are valued at the last reported sales price. Swaps held by the Funds are valued primarily using valuations from independent pricing services; if a swap valuation cannot be obtained from a pricing service, the swap may be valued based on broker quotations, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued. Investments in registered investment companies are priced at each Fund’s daily net asset value. Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Trustees”). The Funds’ Fair Value Procedures are implemented through a Pricing Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the period ended April 30, 2014, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to continue to qualify as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income and expense is recorded on an accrual basis net of unrecoverable withholding tax. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

56

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly by the Funds, except for Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and Schroder Absolute Return EMD and Currency Fund, which declares and pays dividends from net investment income at least annually.  Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES:  Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred or common stocks and will also react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes from initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed any amounts invested or deposited as margin. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or asset underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or asset. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

57

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

OPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities and securities indices, provided such options are traded on a national securities exchange or an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. When any of the Funds writes or purchases a covered call or put option, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The Funds had no outstanding purchased or written options outstanding as of or for the period ended April 30, 2014.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions.  Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations.  Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Fund might otherwise choose.

MORTGAGE DOLLAR ROLLS: Schroder Total Return Fixed Income Fund enters into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. Mortgage dollar rolls have the effect of creating investment leverage. The market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. The counterparty receives all principal and interest

58

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable quarterly, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares and Advisor Shares of each Fund, SIMNA has contractually agreed to pay or reimburse the Funds for expenses through February 28, 2015, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%
Schroder Broad Tax-Aware Value Bond Fund	0.33%	0.46%	N/A
Schroder Long Duration Investment-Grade Bond Fund	0.33%	0.46%	N/A
Schroder Emerging Markets Multi-Sector Bond Fund	0.75%	0.90%	1.15%
Schroder Absolute Return EMD and Currency Fund	0.90%	1.15%	1.40%

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder Absolute Return EMD and Currency Fund. SIMNA pays SIMNA Ltd. 51% of the investment advisory fees it receives from Schroder Absolute Return EMD and Currency Fund, after waivers.

Effective January 1, 2013, under an amended administration and accounting agreement with SEI Investments Global Funds Services (“SEI”), SST Funds’ sub-administration and accounting agreement with SEI, the SST Funds pay SEI based on aggregate average daily net assets of all Schroder Capital Funds (Delaware) (“SCFD Funds”), SST Funds and Schroder Global Series Trust Funds (“SGST Funds”), other than Schroder North American Equity Fund; 0.0875% on the first $1 billion of the Funds’ average daily net assets; 0.0700% on the next $2 billion of the Funds’ average daily net assets; 0.0600% on the next $1.5 billion of the Funds’ average daily net assets; and 0.0500% on the Funds’ average daily net assets over $4.5 billion.  Each Fund pays its pro rata portion of such fees.

Prior to January 1, 2013, under an amended administration and accounting agreement with SEI, SST Funds’ sub-administration and accounting agreement with SEI, the SST Funds paid SEI based on aggregate average daily net assets of all SCFD, SST Funds and SGST Funds, other than Schroder North American Equity Fund; 0.0875% on the first $2 billion of the Funds’ average daily net assets; 0.0700% on the next $1 billion of the Funds’ average daily net assets; 0.0600% on the next $2 billion of the Funds’ average daily net assets; and 0.0500% on the Funds’ average daily net assets over $5 billion.  Each Fund paid its pro rata portion of such fees.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows the Schroder Total Return Fixed Income Fund, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate Schroder Fund Advisors LLC (“SFA”) for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares.

In addition to amounts paid to these financial intermediaries by SFA, the Fund’s distributor, out of 12b-1 fees received by it from the Fund, SFA, Schroders, or any of their affiliates, may from time to time, from their own assets, make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or for distribution-related services.  The Fund may reimburse SFA, Schroders, or their affiliates for a portion of those payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement is limited to 0.10% of the Fund’s Shares’ average daily net assets.  This

59

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

reimbursement is in addition to payments by the Fund under its Rule 12b-1 plan, if applicable; the amount of the reimbursement paid by the Fund is reviewed periodically by the Trustees.

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

The fair value of derivative instruments as of April 30, 2014, was as follows:

	Statement of Assets and Liabilities		Liability
Fund	Location	Asset Derivatives	Derivatives
Schroder Total Return Fixed Income Fund
Interest rate contracts	Variation margin receivable/(payable) on futures	$35,682	$(76,996)
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	934	(39,221)
		$36,616	$(116,217)

Schroder Emerging Markets Multi-Sector Bond Fund
Credit contracts	Swap contracts, at value	$—	$(42,418)
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	32,866	(106,927)
		$32,866	$(149,345)

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	$701,310	$(1,169,919)

60

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited) (unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2014, was as follows:

The amount of realized and unrealized gain (loss) on derivatives:

		Change in Unrealized
		Appreciation
Fund	Realized Gain/(Loss)*	(Depreciation)	Total
Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures Contracts	$(360,113)	$471,950	$111,837
Foreign exchange contracts
Forward Contracts	(159,666)	(82,101)	(241,767)
	$(519,779)	$389,849	$(129,930)

Schroder Emerging Markets Multi-Sector Bond Fund
Interest rate contracts
Futures Contracts	$(9,305)	$—	$(9,305)
Foreign exchange contracts
Forward Contracts	(75,853)	(39,410)	(115,263)
Credit contracts
Swap Contracts	6,417	(7,959)	(1,542)
	$(78,741)	$(47,369)	$(126,110)

Schroder Absolute Return EMD and Currency Fund
Foreign exchange contracts
Forward Contracts	$(1,060,809)	$640,274	$(420,535)

* Futures contracts are included in net realized loss on futures, forward contracts are included in net realized loss on foreign currency transactions and swap contracts are included in net realized gain on swap contracts

The volume of forward, futures and swap contracts, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the period ended April 30, 2014:

	Forward Contracts	Futures Contracts
Schroder Total Return Fixed Income Fund
Average Notional Amount Outstanding	3.58%	37.14%
Notional Amount Outstanding as of April 30, 2014	3.44%	38.35%

	Forward Contracts	Futures Contracts	Swap Contracts
Schroder Emerging Markets Multi-Sector Bond Fund
Average Notional Amount Outstanding	36.80%	1.27%	0.10%
Notional Amount Outstanding as of April 30, 2014	22.72%	0.00%	0.14%

Forward Contracts
Schroder Absolute Return EMD and Currency Fund
Average Notional Amount Outstanding	101.85%
Notional Amount Outstanding as of April 30, 2014	88.60%

61

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements.  The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

The following table presents, by counterparty, the Funds’ derivative contracts subject to master netting or other similar agreements as of April 30, 2014:

Gross Assets-	Gross Liabilities-	Net	Cash
Recognized in the	Recognized in the	Amount	Collateral
Statement of Assets	Statement of Assets	Available to	Pledged or	Net
and Liabilities	and Liabilities	be Offset	(Received)†	Exposure‡

Schroder Total Return Fixed Income Fund

	Futures Contracts	Futures Contracts
UBS Securities	$35,682	$(76,996)	$(41,314)	$41,314	$—

	Forward Contracts	Forward Contracts
Barclays Capital	$—	$(39,221)	$(39,221)	$—	$(39,221)
JPMorgan Securities	934	—	934	—	934
Total	$934	$(39,221)	$(38,287)	$—	$(38,287)

Schroder Emerging Markets Multi-Sector Bond Fund

	Swap Contracts	Swap Contracts
JPMorgan	$—	$(42,418)	$(42,418)	$—	$(42,418)

	Forward Contracts	Forward Contracts
Barclays Capital	$28,805	$(99,352)	$(70,547)	$—	$(70,547)
Citigroup	4,061	—	4,061	—	4,061
HSBC	—	(615)	(615)	—	(615)
JPMorgan Securities	—	(6,960)	(6,960)	—	(6,960)
Total	$32,866	$(106,927)	$(74,061)	$—	$(74,061)

Schroder Absolute Return EMD and Currency Fund

	Forward Contracts	Forward Contracts
Barclays Capital	$86,348	$(143,095)	$(56,747)	$—	$(56,747)
BNP Securities	—	(14,707)	(14,707)	—	(14,707)
Citigroup Global Markets	15,825	(184,353)	(168,528)	—	(168,528)
Deutsche Bank Securities	76,444	(108,532)	(32,088)	—	(32,088)
HSBC	156,843	(234,299)	(77,456)	—	(77,456)
JPMorgan Securities	29,320	(140,977)	(111,657)	—	(111,657)
Royal Bank of Scotland	6,791	(115,465)	(108,674)	—	(108,674)
State Street Bank	119,296	(159,284)	(39,988)	—	(39,988)
Standard Chartered	203,566	(63,224)	140,342	—	140,342
UBS Securities	6,877	(5,983)	894	—	894
Total	$701,310	$(1,169,919)	$(468,609)	$—	$(468,609)

†                 Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡                 Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.  Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

62

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

NOTE 5 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

Prior to June 24, 2013, certain officers and a trustee of the Predecessor Funds were also officers of SEI, a wholly owned subsidiary of SEI Investments Company, and/or the “Prior Distributor”. Such officers and the trustee were paid no fees by the Predecessor Funds for serving as officers and trustee of the Predecessor Funds.

Prior to June 24, 2013, the services provided by the Chief Compliance Officer (“CCO”) of the Predecessor Funds and his staff, who are the employees of SEI, were paid for by the Predecessor Funds as incurred. The services included regulatory oversight of STW and the Predecessor Funds’ service providers as required by SEC regulations. The CCO’s services were approved by and were reviewed by the Advisors’ Inner Circle Fund II Board of Trustees.

NOTE 6 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the period ended April 30, 2014 were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$43,669,375	$34,063,703
Schroder Broad Tax-Aware Value Bond Fund	7,299,927	14,459,618
Schroder Long Duration Investment-Grade Bond Fund	4,795,396	14,532,016
Schroder Emerging Markets Multi-Sector Bond Fund	48,794,049	44,384,194
Schroder Absolute Return EMD and Currency Fund	91,428,130	31,195,013

Purchases and proceeds from sales and maturities of U.S. Government securities for the period ended April 30, 2014 were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$189,081,465	$198,084,522
Schroder Broad Tax-Aware Value Bond Fund	—	883,906
Schroder Long Duration Investment-Grade Bond Fund	4,250,729	2,633,412
Schroder Absolute Return EMD and Currency Fund	26,778,161	4,126,671

NOTE 7 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from paydown gains and losses, foreign currency transactions, market discount and convertible preferred debt instruments. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2013, the Funds reclassified the following permanent amounts between undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)
Schroder Total Return Fixed Income Fund	$14,640	$(14,640)
Schroder Broad Tax-Aware Value Bond Fund	(29,342)	29,342
Schroder Emerging Markets Multi-Sector Bond Fund	(53,934)	53,934
Schroder Absolute Return EMD and Currency Fund	(952,162)	952,162

63

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited) (unaudited)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2013 and October 31, 2012, unless otherwise noted, was as follows:

	Ordinary Income	Tax- Exempt Income	Long- Term Capital Gain	Total
Schroder Total Return Fixed Income Fund
2013	$5,391,181	$—	$646,089	$6,037,270
2012	3,361,390	—	—	3,361,390
Schroder Broad Tax-Aware Value Bond Fund
2013	141,105	798,685	—	939,790
2013*	851,853	2,738,741	65,425	3,656,019
2012†	669,724	1,685,764	1,437	2,356,925
Schroder Long Duration Investment-Grade Bond Fund
2013	524,407	—	—	524,407
2013*	2,625,300	—	614,199	3,239,499
2012†	1,872,715	—	452,465	2,325,180
Schroder Emerging Markets Multi-Sector Bond Fund
2013	448,657	—	—	448,657
Schroder Absolute Return EMD and Currency Fund
2013	906,520	—	—	906,520
2012	—	—	—	—

* Year ended July 31, 2013.

† Fund commenced investment activities on October 3, 2011.  For the period October 3, 2011 to July 31, 2012.

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder Total Return Fixed Income Fund	$56,656	$—	$—	$(1,406,966)	$926,500	$(629,991)	$(1,053,801)
Schroder Broad Tax-Aware Value Bond Fund	—	27,285	1,073,361	—	2,130,248	—	3,230,894
Schroder Long Duration Investment-Grade Bond Fund	90,914	—	1,812,825	(25,806)	1,713,377	—	3,591,310
Schroder Emerging Markets Multi-Sector Bond Fund	106,538	—	—	—	223,296	14,015	343,849
Schroder Absolute Return EMD and Currency Fund	2,877,183	—	—	—	979,027	(1,529,846)	2,326,364

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

The Funds listed below have the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total
Schroder Total Return Fixed Income Fund	$1,406,966	—	$1,406,966
Schroder Long Duration Investment-Grade Bond Fund	25,806	—	25,806

During the year ended October 31, 2013, the Fund listed below utilized capital loss carryforwards to offset capital gains:

Schroder Absolute Return EMD and Currency Fund	$20,972

64

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

At April 30, 2014, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder Total Return Fixed Income Fund	$148,463,656	$3,495,145	$(967,764)	$2,527,381
Schroder Broad Tax-Aware Value Bond Fund	83,804,308	7,509,051	(176,179)	7,332,872
Schroder Long Duration Investment-Grade Bond Fund	34,968,375	4,067,263	(297,121)	3,770,142
Schroder Emerging Markets Multi-Sector Bond Fund	27,658,047	726,634	(173,803)	552,831
Schroder Absolute Return EMD and Currency Fund	226,467,442	3,347,191	(1,215,364)	2,131,827

NOTE 8 — IN-KIND TRANSFERS

On January 10, 2013, the Schroder Long Duration Investment-Grade Bond Fund issued shares for an in-kind subscription. The transfer was recorded on a tax-free basis.

	Shares Issued	Value	Unrealized Appreciation	Date

Schroder Long Duration Investment-Grade Bond Fund	993,175	$10,785,877	—	January 10, 2013

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Schroder Broad-Tax Aware Value Bond and Schroder Long Duration Investment-Grade Bond Fund invest a portion of their assets in municipal bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source.  Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.

Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Under normal market conditions, Schroder Emerging Markets Multi-Sector Bond Fund and Schroder Absolute Return EMD and Currency Fund invest in emerging markets debt securities and will have exposure to currencies around the world, including currencies of emerging market countries. The values of foreign currencies relative to the U.S. dollar may be extremely volatile and may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments,

65

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Funds’ assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments. If the Funds purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Funds’ assets and potentially the Funds’ income available for distribution.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2014 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder Total Return Fixed Income Fund	6	67.29
Schroder Broad Tax-Aware Value Bond Fund	5	72.68
Schroder Long Duration Investment-Grade Bond Fund	6	95.99
Schroder Emerging Markets Multi-Sector Bond Fund	2	91.36
Schroder Absolute Return EMD and Currency Fund	3	72.18

Some of the accounts shown above for Emerging Markets Multi-Sector Bond Fund are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the period ended April 30, 2014, the Schroder Long Duration Investment-Grade Bond Fund utilized the line of credit for $5,387,088 for a period of 4 days paying interest of $841, which is included in the Statement of Operations as custody expense.

66

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2014 (unaudited)

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the six months ended April 30, 2014 (unaudited) and the year or period ended October 31, 2013, were as follows:

	Total Return Fixed Income Fund		Broad Tax-Aware Value Bond Fund
	2014	2013	2014	2013†	2013*
Investor Shares:
Sales of shares	754,839	7,231,639	512,183	—	2,183,090
Reinvestment of distributions	177,435	499,274	203,715	59,180	203,476
Redemption of shares	(389,803)	(2,108,239)	(1,328,315)	(731,534)	(2,037,410)
Net increase (decrease) in Investor Shares	542,471	5,622,674	(612,417)	(672,354)	349,156
Advisor Shares:
Sales of shares	8,836	290,574	—	—	—
Reinvestment of distributions	3,630	21,143	—	—	—
Redemption of shares	(80,150)	(345,700)	—	—	—
Net (decrease) in Advisor Shares	(67,684)	(33,983)	—	—	—

	Long Duration Investment-Grade Bond Fund			Emerging Markets Multi- Sector Bond Fund		Absolute Return EMD and Currency Fund
	2014	2013†	2013*	2014	2013(a)	2014	2013
Investor Shares:
Sales of shares	71,808	—	1,243,434	48,857	2,400,001	5,539,080	10,414,374
Reinvestment of distributions	222,072	13,607	148,104	416	—	162,336	79,435
Issued in connection with in-kind transfer	—	—	993,175	—	—	—	—
Redemption of shares	(910,490)	(19,237)	(2,311,053)	(1,342)	—	(1,928,133)	(5,841,185)
Net increase (decrease) in Investor Shares	(616,610)	(5,630)	73,660	47,931	2,400,001	3,773,283	4,652,624
Advisor Shares:
Sales of shares	—	—	—	359,881	209,040	3,779,942	5,044,449
Reinvestment of distributions	—	—	—	5,502	1,043	79,544	5,836
Redemption of shares	—	—	—	(42,070)	(20,197)	(1,007,027)	(1,485,406)
Net increase in Advisor Shares	—	—	—	323,313	189,886	2,852,459	3,564,879

† August 1, 2013 to October 31, 2013 (See Note 1).

* Year ended July 31, 2013.

(a) Fund commenced investment activities on June 25, 2013.

67

Schroder Mutual Funds

Notes to Financial Statements (concluded)

April 30, 2014 (unaudited)

NOTE 13 — LITIGATION

In May 2011, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust, in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”).  In January 2012, “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”).  Both litigations seek to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  The Litigation Trust Action asserted intentional and constructive fraudulent transfer actions under the Bankruptcy Code, and the Creditors Trust Action asserted intentional and constructive fraudulent transfer actions under state law.  Both litigations allege that Schroders US Mutual Funds received $2,045,424 in payments in the leveraged buyout.  The Funds’ records indicate that Schroder North American Equity Fund received payment in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment.  Schroder North American Equity Fund has joined in motions to dismiss that were previously filed by other defendants.  By order dated October 6, 2011, the motions to dismiss were granted with respect to the constructive fraudulent transfer claims brought under the Bankruptcy Code in the Litigation Trust Action.  By order dated January 14, 2014, the motions to dismiss in the Creditors Trust Action were granted with respect to the intentional fraudulent transfer claims brought under state law with leave to replead, and denied with respect to the constructive fraudulent transfer claims brought under state law.  Further amended complaints were filed on April 9, 2014, and the filing of any responsive pleadings to the amended complaints have been stayed pending entry of a case management order.  The possible outcome of the actions is currently uncertain.

NOTE 14 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2014.

68

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning	Ending	Net	Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/1/13	4/30/14	Ratios	Period*
Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,023.90	0.40%	$2.01
Advisor Shares	1,000.00	1,022.60	0.65	3.26
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.81	0.40%	$2.01
Advisor Shares	1,000.00	1,021.57	0.65	3.26
Schroder Broad Tax-Aware Value Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,073.80	0.46%	$2.37
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.51	0.46%	$2.31

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

69

Disclosure of Fund Expenses (unaudited) — (concluded)

	Beginning	Ending	Net	Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/1/13	4/30/14	Ratios	Period*
Schroder Long Duration Investment-Grade Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,087.30	0.46%	$2.38
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.51	0.46%	$2.31
Schroder Emerging Markets Multi-Sector Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,019.50	0.90%	$4.51
Advisor Shares	1,000.00	1,018.40	1.15	5.76
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,020.33	0.90%	$4.51
Advisor Shares	1,000.00	1,019.09	1.15	5.76
Schroder Absolute Return EMD and Currency Fund
Actual Expenses
Investor Shares	$1,000.00	$1,015.20	1.15%	$5.75
Advisor Shares	1,000.00	1,014.70	1.40	6.99
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.09	1.15%	$5.76
Advisor Shares	1,000.00	1,017.85	1.40	7.00

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

70

Notes

71

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and income

•      account balances and account transactions

•      assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are
Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do
How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?	We collect your personal information, for example, when you

• open an account and provide account information
• give us your contact information
• show your driver’s license or government issued ID
• enter into an investment advisory contract
• make a wire transfer

Why can’t I limit all sharing?	Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

•      Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•      Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc.
875 Third Avenue, 22nd Floor
New York, NY

Trustees	Catherine A. Mazza (Chairman)
Jay S. Calhoun
Margaret M. Cannella
Mark D. Gersten

Distributor	Schroder Fund Advisors LLC
875 Third Avenue, 22nd Floor
New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Series Trust
P.O. Box 55260
Boston, MA 02205-5260
(800) 464-3108

00119622

Item 2.         Code of Ethics.

Not applicable for semi-annual report.

Item 3.         Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.         Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.         Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.         Schedule of Investments.

Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from February 1, 2014 through April 30, 2014 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date: July 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date: July 3, 2014

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel,
Treasurer and Chief Financial Officer
Date: July 3, 2014

*     Print the name and title of each signing officer under his or her signature.